10133183.v9 CREDIT AGREEMENT by and among ALPHA METALLURGICAL RESOURCES, INC., AND CERTAIN OF ITS SUBSIDIARIES, JOINTLY AND SEVERALLY, as the “Borrowers” ANY OTHER CREDIT PARTIES PARTY HERETO FROM TIME TO TIME, THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME, as the “Lenders” and REGIONS BANK, as the “Administrative Agent” and REGIONS CAPITAL MARKETS, a division of Regions Bank as Book Runner and Lead Arranger and SERVISFIRST BANK and TCBI SECURITIES, INC., as Joint Book Runners and Joint Lead Arrangers October 27, 2023 Information has been redacted from this exhibit, as indicated by black boxes, that is (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed. If requested by the SEC or its staff, the company will promptly provide an unredacted copy of the exhibit on a supplemental basis.

- i - Table of Contents SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION ........................................................ - 1 - 1.1 Definitions .............................................................................................................................. - 1 - 1.2 Accounting Terms ................................................................................................................ - 58 - 1.3 Uniform Commercial Code .................................................................................................. - 58 - 1.4 Rules of Construction ........................................................................................................... - 59 - SECTION 2. THE CREDIT FACILITIES ........................................................................................ - 60 - 2.1 Revolving Commitment. ...................................................................................................... - 60 - 2.2 [Reserved]. ............................................................................................................................ - 63 - 2.3 Swing Line Loans; Settlement. ............................................................................................. - 63 - 2.4 Letter of Credit Facility. ....................................................................................................... - 66 - SECTION 3. INTEREST, FEES, AND CHARGES ......................................................................... - 71 - 3.1 Interest .................................................................................................................................. - 71 - 3.2 Fees. ...................................................................................................................................... - 73 - SECTION 4. LOAN ADMINISTRATION ........................................................................................ - 75 - 4.1 Manner of Borrowing and Funding Revolving Loans. ......................................................... - 75 - 4.2 Defaulting Lender. ................................................................................................................ - 76 - 4.3 Borrower Representative ...................................................................................................... - 79 - 4.4 One Obligation ..................................................................................................................... - 79 - 4.5 Effect of Termination ........................................................................................................... - 79 - 4.6 Cash Collateral ..................................................................................................................... - 80 - 4.7 Borrowing Base and Reserves .............................................................................................. - 80 - SECTION 5. PAYMENTS .................................................................................................................. - 81 - 5.1 General Payment Provisions ................................................................................................. - 81 - 5.2 Repayment of Revolving Loans. .......................................................................................... - 81 - 5.3 [Reserved] ............................................................................................................................. - 82 - 5.4 Payment of Other Obligations .............................................................................................. - 82 - 5.5 Post-Default Allocation of Payments. .................................................................................. - 82 - 5.6 Sharing of Payments ............................................................................................................. - 84 - 5.7 Nature and Extent of each Borrower’s Liability. .................................................................. - 85 - SECTION 6. CONDITIONS PRECEDENT ..................................................................................... - 88 - 6.1 Conditions Precedent to Initial Loans .................................................................................. - 89 - 6.2 Conditions Precedent to All Extensions of Credit ................................................................ - 91 - SECTION 7. REPRESENTATIONS AND WARRANTIES ........................................................... - 92 - 7.1 Organization and Qualification ............................................................................................ - 92 - 7.2 Power and Authority ............................................................................................................. - 93 - 7.3 Enforceability ....................................................................................................................... - 93 - 7.4 Capital Structure ................................................................................................................... - 93 - 7.5 Title to Properties; Priority of Liens ..................................................................................... - 94 - 7.6 Licenses and Permits ............................................................................................................ - 94 - 7.7 Real Estate ............................................................................................................................ - 94 - 7.8 Casualties; Taking of Properties; etc .................................................................................... - 94 -

7.9	Deposit Accounts; Securities Accounts; Commodity Accounts	- 95 -
7.10	Intellectual Property	- 95 -
7.11	Financial Statements; Projections.	- 95 -
7.12	Accounts	- 96 -
7.13	Taxes	- 97 -
7.14	Insurance	- 97 -
7.15	Solvent; Fraudulent Transfer	- 97 -
7.16	Litigation	- 97 -
7.17	Restrictive Agreements	- 98 -
7.18	Surety Obligations	- 98 -
7.19	Governmental Approvals	- 98 -
7.20	Brokers	- 98 -
7.21	Compliance with Laws	- 98 -
7.22	ERISA	- 98 -
7.23	Environmental Matters	- 99 -
7.24	Regulated Entity.	- 100 -
7.25	Labor Relations and Related Matters	- 101 -
7.26	Relations with Vendors and Customers	- 102 -
7.27	Use of Proceeds	- 102 -
7.28	Accuracy and Completeness of Information	- 102 -
7.29	Absence of Certain Defaults; No Material Adverse Effect	- 103 -
7.30	Senior Debt	- 103 -
SECTION 8. AFFIRMATIVE COVENANTS AND CONTINUING AGREEMENTS		- 103 -
8.1	Use of Proceeds	- 103 -
8.2	Maintenance of Existence and Rights; Conduct of Business.	- 104 -
8.3	Insurance	- 104 -
8.4	Inspections; Appraisals.	- 105 -
8.5	Adequate Books and Records	- 106 -
8.6	Borrowing Base Reporting; Financial and Other Information	- 106 -
8.7	Compliance with Laws	- 111 -
8.8	ERISA	- 111 -
8.9	Environmental.	- 111 -
8.10	Margin Stock	- 112 -
8.11	Taxes; Claims	- 112 -
8.12	Cash Management; Deposit Accounts.	- 112 -
8.13	Covenants Regarding Collateral and Property	- 113 -
8.14	Future Subsidiaries	- 113 -
8.15	Further Assurances	- 114 -
8.16	Springing Real Estate Covenant	- 115 -
8.17	Post-Closing Matters	- 115 -
SECTION 9. NEGATIVE COVENANTS		- 115 -
9.1	Debt	- 115 -
9.2	Liens	- 118 -
9.3	Restricted Payments	- 120 -
9.4	Investments	- 121 -
9.5	Disposition of Assets	- 123 -
9.6	Restrictions on Payment of Certain Debt	- 123 -
9.7	Fundamental Changes	- 124 -
9.8	Restrictive Agreements; Certain Restrictions; Inconsistent Agreements.	- 125 -

- ii -

- iii - 9.9 Affiliate Transactions ......................................................................................................... - 126 - 9.10 Plans ................................................................................................................................... - 127 - 9.11 Sales and Leasebacks.......................................................................................................... - 127 - 9.12 Certain Agreements ............................................................................................................ - 128 - 9.13 Disqualified Equity Interests .............................................................................................. - 128 - SECTION 10. FINANCIAL COVENANTS .................................................................................... - 128 - 10.1 Financial Covenants ........................................................................................................... - 128 - SECTION 11. EVENTS OF DEFAULT; REMEDIES UPON DEFAULT .................................. - 128 - 11.1 Events of Default ................................................................................................................ - 128 - 11.2 Remedies upon Default. ..................................................................................................... - 131 - 11.3 License ................................................................................................................................ - 132 - 11.4 Receiver .............................................................................................................................. - 132 - 11.5 Deposits; Insurance............................................................................................................. - 132 - 11.6 Remedies Cumulative ......................................................................................................... - 132 - SECTION 12. ADMINISTRATIVE AGENT ................................................................................. - 133 - 12.1 Appointment, Authority, and Duties of Administrative Agent; Professionals. .................. - 133 - 12.2 Guarantors and Collateral; Intercreditor Agreements; and Field Examination Reports. .... - 134 - 12.3 Reliance By Administrative Agent ..................................................................................... - 136 - 12.4 Action Upon Default .......................................................................................................... - 136 - 12.5 Indemnification of Administrative Agent Indemnitees ...................................................... - 136 - 12.6 Limitation on Responsibilities of Administrative Agent .................................................... - 137 - 12.7 Resignation; Successor Administrative Agent ................................................................... - 137 - 12.8 Separate Collateral Agent ................................................................................................... - 138 - 12.9 Due Diligence and Non-Reliance ....................................................................................... - 138 - 12.10 Remittance of Payments. .................................................................................................... - 139 - 12.11 Administrative Agent in its Individual Capacity ................................................................ - 143 - 12.12 Administrative Agent Titles ............................................................................................... - 143 - 12.13 Bank Product Providers ...................................................................................................... - 143 - 12.14 No Third Party Beneficiaries .............................................................................................. - 144 - 12.15 Certifications From Lenders and Participants; PATRIOT Act; No Reliance. .................... - 144 - 12.16 Bankruptcy ......................................................................................................................... - 145 - SECTION 13. ASSIGNMENTS AND PARTICIPATIONS .......................................................... - 146 - 13.1 Successors and Assigns. ..................................................................................................... - 146 - SECTION 14. YIELD PROTECTION ............................................................................................ - 150 - 14.1 Making or Maintaining Term SOFR Loans........................................................................ - 150 - 14.2 Increased Costs. .................................................................................................................. - 154 - 14.3 Taxes................................................................................................................................... - 155 - 14.4 Mitigation Obligations; Designation of a Different Lending Office. ................................. - 158 - SECTION 15. MISCELLANEOUS.................................................................................................. - 159 - 15.1 Notices. ............................................................................................................................... - 159 - 15.2 Amendments. ...................................................................................................................... - 161 - 15.3 Indemnity; Expenses........................................................................................................... - 164 - 15.4 Reimbursement Obligations ............................................................................................... - 165 - 15.5 Performance of Credit Parties’ Obligations ........................................................................ - 165 - 15.6 Setoff .................................................................................................................................. - 166 -

- iv - 15.7 Independence of Covenants; Severability .......................................................................... - 166 - 15.8 Cumulative Effect; Conflict of Terms ................................................................................ - 166 - 15.9 Counterparts ....................................................................................................................... - 167 - 15.10 Fax or Other Transmission ................................................................................................. - 167 - 15.11 Entire Agreement ................................................................................................................ - 167 - 15.12 Relationship with Lenders .................................................................................................. - 167 - 15.13 No Advisory or Fiduciary Responsibility ........................................................................... - 167 - 15.14 Confidentiality; Credit Inquiries ......................................................................................... - 168 - 15.15 Governing Law ................................................................................................................... - 169 - 15.16 Submission to Jurisdiction .................................................................................................. - 169 - 15.17 Waivers; Limitation on Damages; Limitation on Liability. ............................................... - 169 - 15.18 Limitation on Liability; Presumptions ................................................................................ - 171 - 15.19 PATRIOT Act Notice ......................................................................................................... - 171 - 15.20 Powers ................................................................................................................................ - 171 - 15.21 No Tax Advice ................................................................................................................... - 172 - 15.22 Judgment Currency ............................................................................................................. - 172 - 15.23 Survival of Representations and Warranties, etc ................................................................ - 172 - 15.24 Revival and Reinstatement of Obligations ......................................................................... - 172 - 15.25 Acknowledgement of and Consent to Bail-In of Affected Financial Institutions .............. - 173 - 15.26 Certain ERISA Matters ....................................................................................................... - 173 - 15.27 Time of Essence ................................................................................................................. - 174 - 15.28 Section Headings ................................................................................................................ - 174 - 15.29 Qualified Financial Contracts ............................................................................................. - 174 -

- v - APPENDICES, EXHIBITS AND SCHEDULES APPENDICES Appendix A Lenders, Commitments and Commitment Percentages Appendix B Notice Information EXHIBITS Exhibit A-1 Form of Revolving Note Exhibit A-2 Form of Swing Line Note Exhibit B Form of Assignment Agreement Exhibit C Form of Notice of Borrowing Exhibit D Form of Notice of Conversion/Continuation Exhibit E Form of Borrowing Base Certificate Exhibit F Form of Compliance Certificate Exhibit G Form of Joinder Agreement Exhibit H Form of Secured Party Designation Notice SCHEDULES Schedule 1.1(a) Excluded Accounts Schedule 1.1(b) Guarantors Schedule 1.1(c) Immaterial Restricted Subsidiaries Schedule 1.1(d) Reserve Area Schedule 7.4 Capital Structure Schedule 7.7 Real Estate Schedule 7.9 Deposit Accounts, Securities Accounts and Commodity Accounts Schedule 7.10 Intellectual Property Schedule 7.16 Litigation Schedule 7.17 Restrictive Agreements Schedule 7.22 ERISA Plans Schedule 7.23 Environmental Matters Schedule 7.25 Labor Relations and Related Matters Schedule 9.1 Existing Debt Schedule 9.2 Existing Liens Schedule 9.4(a) Existing Investments Schedule 9.4(x) Existing Joint Ventures Schedule 9.9 Affiliate Transactions

CREDIT AGREEMENT THIS CREDIT AGREEMENT (this “Agreement”) dated as of October 27, 2023, is made by and among (A) ALPHA METALLURGICAL RESOURCES, INC., a Delaware corporation (the “Company”); (B) the Subsidiaries of the Company identified on the signature pages hereto and any other Subsidiaries of the Company that may become Borrowers hereunder pursuant to Section 8.14 (each of such Subsidiaries, together with the Company, jointly and severally, the “Borrowers” and, each, a “Borrower”); (C) any other Credit Parties party hereto from time to time; (D) the financial institutions from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”); (E) REGIONS BANK, an Alabama bank (as further defined below, “Regions Bank”), in its capacities as a Lender, the Swing Line Lender (as defined below) and LC Issuer (as defined below); and (F) Regions Bank, in its capacities as administrative agent and collateral agent for Lenders, LC Issuer and other Secured Parties (defined below) (Regions Bank, acting in such latter capacities, and as further defined below, “Administrative Agent,” “Collateral Agent” or “Agent”). W I T N E S S E T H: WHEREAS, Credit Parties have requested that Administrative Agent and the Lenders establish a revolving credit facility in favor of Borrowers and that LC Issuer establish a letter of credit sub-facility for the account of Borrowers, all for the purposes set forth herein; and WHEREAS, Administrative Agent, the Lenders, and LC Issuer are willing to provide such revolving credit facility and letter of credit sub-facility to Borrowers subject to the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, each Credit Party, Administrative Agent, each Lender, and LC Issuer, each intending to be legally bound, hereby covenant and agree as follows: SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION 1.1 Definitions. Capitalized terms that are not otherwise defined herein or, as applicable, any other Loan Documents, shall have the meanings set forth in this Section 1.1. As used in this Agreement (including in the introductory paragraph, the recitals, and the Annexes, Exhibits and Schedules hereto) and, as applicable, any other Loan Documents, the following terms shall have the following meanings: “Acceptable Credit Support” means (a) a credit insurance policy satisfactory to Administrative Agent in its Reasonable Credit Judgment (including, without limitation, as to the creditworthiness of the insurance company issuing such policy, the scope and amount of coverage, any deductibles and any other terms and conditions applicable thereto, with it being understood that the existing credit insurance policies issued by Euler Hermes North America Insurance Company are satisfactory to Administrative Agent as of the Closing Date), so long as the limits and terms of such credit insurance policy are being complied with and for which Administrative Agent is named as the beneficiary, loss payee or additional insured so as to insure that Administrative Agent has the right to receive payments thereunder or (b) an irrevocable letter of credit satisfactory to Administrative Agent in its Reasonable Credit Judgment (including, without limitation, as to the issuer or domestic confirming bank with respect thereto, and the form and substance thereof), in each case, that has been delivered to Administrative Agent.

- 2 - “Acceptable Foreign Jurisdiction” means each of Luxembourg, Italy, Spain, France, Sweden, Austria, Finland, Germany and Switzerland. “Accounts Receivable Report” has the meaning set forth in Section 8.6(a)(i). “ACH” has the meaning given to such term in the definition of “Bank Products.” “Acquisition” means any acquisition (whether by purchase, exchange, issuance of stock, or other equity or Debt securities, merger, Division, reorganization, amalgamation, or any other method and whether by a single transaction or a series of related or unrelated transactions) by any Credit Party or Subsidiary of (a) any Voting Equity Interests issued by any other Person, but only if such acquisition results in such Credit Party or Subsidiary’s owning fifty percent (50%) or more of such Voting Equity Interests or otherwise obtaining Control of such Person; (b) all or substantially all of the assets of any other Person; or (c) assets that constitute all or any substantial part of any division, line of business or other operating unit of the business of any other Person. “Administrative Agent,” “Collateral Agent” or “Agent” means Regions Bank, in its capacity as administrative agent, collateral agent or agent for Lenders, LC Issuer and each other Secured Party, together with its successors and assigns. “Administrative Agent Indemnitees” means Administrative Agent, its Related Parties and all Administrative Agent Professionals. “Administrative Agent Professionals” means attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Administrative Agent at any time or from to time in connection with, or pursuant to, the terms of this Agreement or any other Loan Document. “Administrative Questionnaire” means an administrative questionnaire provided by each Lender to Administrative Agent in connection herewith in a form supplied or approved by Administrative Agent for such purpose. “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of any Credit Party or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign, whether pending or, to the knowledge of any Credit Party or any of its Subsidiaries, threatened in writing, in each case, against any Credit Party or any of its Subsidiaries or any material Property of any Credit Party or any of its Subsidiaries (including an Insolvency Proceeding or appellate proceeding). “Affected Financial Institution” means (i) any EEA Financial Institution, and (ii) any UK Financial Institution. “Affected Lender” has the meaning set forth in Section 14.1(b). “Affected Loan” has the meaning set forth in Section 14.1(b). “Affiliate” means, with respect to a specified Person, any other Person that, directly or indirectly, is in Control of, is Controlled by, or is under common Control with the Person specified, or that is a director, officer, manager or partner of such Person. Without limitation of the foregoing, for purposes of this definition, “Control,” when used with respect to any Person, the possession, directly or indirectly, of the

- 3 - power to direct or cause the direction of the management policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Agent Party” and “Agent Parties” have the respective meanings given to such term in Section 15.1(d)(i). “Aggregate Revolving Obligations” means, at any time of determination, the sum (without duplication) of (a) the outstanding principal amount of all Revolving Loans (including Swing Line Loans, Over Advance Loans and Protective Advances) and (b) the outstanding amount of all LC Obligations. “Agreement” has the meaning set forth in the preamble hereto. “Allocable Amount” has the meaning given such term in Section 5.7(c)(ii). “Anti-Corruption Laws” means the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq, the UK Bribery Act of 2010 and all other laws, rules, and regulations of any jurisdiction applicable to any Credit Party or any of its Affiliates from time to time concerning or relating to bribery or corruption. “Anti-Terrorism Laws” means any laws relating to the prevention of terrorism or money laundering, including the PATRIOT Act and all OFAC rules and regulations, including Executive Order 13224. “Applicable Law” means all laws, rules and regulations applicable to the Person, conduct, transaction, agreement, or matter in question, including all applicable statutory law, common law, and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders, and decrees of Governmental Authorities. Without limitation of the foregoing, “Applicable Law” includes all Anti-Corruption Laws, Anti-Terrorism Laws, the Beneficial Ownership Regulation, the Code, the Commodity Exchange Act, all Debtor Relief Laws, any Bail-In Legislation, all Environmental Laws, ERISA, the Exchange Act, FACTA, the FDPA, the FLSA, all Mining Laws, and the UCC. “Applicable Margin” means as to Revolving Loans, made as (a) Base Rate Loans, two percent (2.0%) per annum, and (b) Term SOFR Loans, three percent (3.0%) per annum. “Approved Fund” means any Entity that (a) is (or will be) engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in its ordinary course of activities and (b) is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) an Entity or an Affiliate of an Entity that administers or manages a Lender. “Arranger” means RCM, acting in its capacity as book runner and lead arranger together with any other Lender or Affiliate of any other Lender so designated as book runner and lead arranger on the cover page to this Agreement. “Article 9 Control” means, with respect to any asset, right, or Property with respect to which a security interest therein is perfected by a secured party’s having “control” thereof (whether pursuant to the terms of an agreement or through the existence of certain facts and circumstances), that Administrative Agent or a Lender, as the case may be, has “control” of such asset, right, or Property in accordance with the terms of Article 8 or Article 9 of the UCC. Without limitation of the foregoing, so long as Regions Bank is Administrative Agent, Administrative Agent shall be deemed to be have “control” of any Funding Account, Collections Account, Securities Account, Commodity Account or Deposit Account maintained with Regions Bank or any Affiliate of Regions Bank, including any maintained by or through Regions Bank or any agents or correspondents acting on behalf of Regions Bank without the necessity of having an Article

- 4 - 9 Control Agreement executed in connection therewith; provided, that, without limiting the generality of the foregoing, each Credit Party owning any Deposit Accounts, Commodity Accounts or Securities Accounts, other than any Excluded Account, shall promptly, upon request from Administrative Agent (but in any event not later than thirty (30) days after receipt of such request, unless otherwise approved by Administrative Agent), execute and deliver to Administrative Agent an Article 9 Control Agreement in its favor, in its capacities as secured party and depository institution, regarding such Deposit Accounts and Securities Accounts. “Article 9 Control Agreement” means an agreement among Administrative Agent or a Lender, as the case may be, any one or more of Credit Parties and another Person pursuant to which Article 9 Control is established in favor of Administrative Agent or such Lender with respect to any asset, right or Property of a Credit Party, or Credit Parties, including any Deposit Account, Commodity Account or Securities Account, or any funds or securities, respectively, on deposit therein, situated at or with such Person(s). “Asset Disposition” means, with respect to any Person, a sale, assignment, Division, lease, license, Consignment, transfer, abandonment, or other disposition of such Person’s Property, including a disposition of Property in connection with a sale-leaseback transaction, synthetic lease, securitization or similar arrangement. “Assignment Agreement” means an assignment agreement entered into by a Lender and an Eligible Assignee (with the consent of each other party hereto whose consent is required by Section 13.1(b)) and accepted by Administrative Agent, in substantially the form of Exhibit B or any other form (including electronic documentation generated by MarkitClear or other electronic Platform in which said parties are participants) requested or approved by Administrative Agent in its discretion from time to time. “Auto Borrow Agreement” has the meaning specified in Section 2.3(b)(vi). “Auto-Extension Letter of Credit” has the meaning specified in Section 2.4(a)(vi). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of the applicable Resolution Authority. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Agreement” means any agreement between one or more Credit Parties and a Bank Product Provider evidencing the making available of any Bank Product by such Bank Product Provider to such Credit Party. The foregoing includes, without limitation, Swap Agreements.

- 5 - “Bank Product Obligations” means, without duplication, (a) all Debts, liabilities and other obligations of any Credit Party to any Bank Product Provider arising under, pursuant to or in connection with Bank Products, and (b) without duplication, all amounts that Administrative Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Administrative Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to any Bank Products provided by such Bank Product Provider to a Credit Party or any of its Subsidiaries. “Bank Product Provider” means (a) any of Regions Bank and its Affiliates, and (b) any other Person that (i) at the time it enters into a Bank Product Agreement, is a Lender or an Affiliate of a Lender, or (ii) in the case of a Bank Product Agreement in effect on or prior to the Closing Date, is, as of the Closing Date or becomes, within thirty (30) days thereafter, a Lender or an Affiliate of a Lender. For purposes hereof, the term “Lender” shall be deemed to include Administrative Agent. “Bank Product Reserve” means an amount determined from time to time by Administrative Agent in its Reasonable Credit Judgment as a Reserve for Bank Product Obligations. “Bank Products” means all bank, banking, financial, and other similar or related products, services, and facilities offered or provided by any Bank Product Provider to any Credit Party, including (a) merchant card services, credit or stored value cards and corporate purchasing cards; (b) cash management, treasury, and related products and services, including depository and checking services, Deposit Accounts (whether operating, money market, investment, collections, payroll, trust, disbursement, or other Deposit Accounts), Securities Accounts, automated clearinghouse (“ACH”) transfers of funds and any other ACH services, remote deposit capture, lockboxes, account reconciliation and information reporting, controlled disbursements, wire and other electronic funds transfers, e-payable, overdraft protection, stop payment services and fraud protection services (all of the products and services described in this clause (b), collectively, “Treasury Services”); (c) bankers’ acceptances, drafts, documentary services, foreign currency exchange services; (d) Swap Obligations and other Obligations arising under Swap Agreements; (e) supply chain finance arrangements; and (f) leases and other banking products or services, other than (for avoidance of any doubt) Letters of Credit and Loans. “Bankruptcy Code” means Title 11 of the United States Code. “Bankruptcy Event of Default” means an Event of Default under either Section 11.1(k) or Section 11.1(l). “Base Rate” means, for any day, the rate per annum equal to the greatest of (a) the Prime Rate in effect on such day; (b) the Federal Funds Rate in effect on such day plus one-half of one percent (1/2%) per annum; and (c) Term SOFR for a one-month tenor in effect on such day plus the SOFR Adjustment plus one percent (1%) per annum. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective on the effective date of such change in the Prime Rate, Federal Funds Rate or Term SOFR, respectively, automatically and without notice to any Person. Notwithstanding anything contained herein to the contrary, if the Base Rate, as so determined, is ever less than zero percent (0%) per annum, then, the Base Rate shall be deemed to be zero percent (0%) per annum for all purposes of this Agreement and the other Loan Documents. “Base Rate Loan” means a Loan that bears interest at a rate based on the Base Rate plus the Applicable Margin. “Base Rate Revolving Loan” means a Revolving Loan bearing interest at a rate based on the Base Rate.

- 6 - “Benchmark” means, initially, the Term SOFR Reference Rate; or, if any Benchmark Replacement is incorporated into this Agreement pursuant to Section 14.1, then, “Benchmark” means the applicable Benchmark Replacement. “Benchmark Conforming Changes” means, with respect to the use, administration of or any conventions associated with Term SOFR or any implementation of a Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Term SOFR”, the definition of “Term SOFR Reference Rate,” the definition of “SOFR Adjustment,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such applicable rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines in its reasonable discretion that no market practice for the administration of such applicable rate exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Benchmark Illegality/Impracticability Event” means that the making, maintaining or continuation of the then current Benchmark (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) any successor administrator of the published screen rate for such Benchmark or a Governmental Authority having jurisdiction over Administrative Agent or the administrator of such Benchmark has made a public statement establishing a specific date (whether expressly or by virtue of such public statement) after which an Available Tenor of such Benchmark or the published screen rate for such Benchmark shall or will no longer be representative or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide such representative interest periods of such Benchmark after such specific date, or (iii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the ability of a Lender to make, maintain or continue its Loans at the then-current Benchmark (including, without limitation, because the published screen rate for such Benchmark in any relevant tenor is not available or published on a current basis and such circumstances are unlikely to be temporary) or (iv) the then-current Benchmark (including any related mathematical or other adjustments thereto) will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining its Loans at the then-current Benchmark. For the avoidance of doubt, a “Benchmark Illegality/Impracticability Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Replacement” means the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document: (x) the sum of: (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment; and

- 7 - (y) the sum of: (i) the alternate benchmark rate that has been selected by Administrative Agent and Borrowers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” has the meaning specified in Section 14.1(b)(ii). “Beneficial Ownership Certification” means a certification regarding beneficial ownership of any Credit Party as required by the Beneficial Ownership Regulation, and otherwise to be in form and substance satisfactory to Administrative Agent. “Beneficial Ownership Regulation” means 31 CFR Section 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Black Lung Act” means, collectively, the Black Lung Benefits Revenue Act of 1977, as amended and the Black Lung Benefits Reform Act of 1977, as amended. “Board of Governors” means the Board of Governors of the Federal Reserve System. “Borrower” and “Borrowers” have the respective meanings set forth in the preamble hereto. “Borrower Representative” has the meaning given such term in Section 4.3. “Borrowing” means a group of Loans of one Type that are made on the same day or are converted into Loans of one Type on the same day. “Borrowing Base” means, at any time: (a) The sum of (i) 90% of the total amount of Eligible Billed Accounts that are subject to Acceptable Credit Support and (ii) 85% of the total amount of Eligible Billed Accounts that are not subject to Acceptable Credit Support; plus

- 8 - (b) 75% of the total amount of Eligible Unbilled Accounts not to exceed the lesser of (i) $35,000,000 and (ii) an amount equal to 50% of the amount determined pursuant to clauses (a) and (b) of this definition (disregarding the effect of this clause (ii)); plus (c) (i) Until receipt by Administrative Agent of the initial Qualified Appraisal with respect to Borrower’s Coal Inventory, 55% of the Inventory Value of Borrower’s Eligible Inventory; and (ii) at all times thereafter, the lesser of (i) 85% of the NOLV Percentage of Eligible Inventory (as determined by reference to the most recent Qualified Appraisal) and (ii) 85% of the Inventory Value of Eligible Inventory; provided, that the aggregate amount included under this clause (c) shall not exceed 50% of the amount equal to the sum of clauses (a), (b), (c) (disregarding the effect of this proviso) and (d) of this definition; (d) 100% of Borrowing Base Qualified Cash; minus (e) Reserves. “Borrowing Base Certificate” means a borrowing base certificate substantially in the form of Exhibit E or such other form as may be requested by or acceptable to Administrative Agent from time to time in its Reasonable Credit Judgment. “Borrowing Base Qualified Cash” means the Qualified Cash set forth on the most recent Borrowing Base Certificate (it being understood that any Borrowing Base Qualified Cash maintained at Regions Bank shall be held in a Deposit Account used exclusively for such purposes as identified by Borrowers and Administrative Agent). “Building” means a Building as defined in 12 CFR Chapter III, Section 339.2 (Loans in Areas Having Special Flood Hazards). “Business Day” means (a) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close provided, that with respect to notices and determinations in connection with, and payments of principal and interest on, Term SOFR Loans, such day is also a U.S. Government Securities Business Day. “Capital Expenditures” means, with respect to any Person for any fiscal period, the aggregate amount of all expenditures incurred by any Person to acquire or repair and maintain fixed assets, plant, and equipment (including renewals and replacements) during such period, that would be required to be capitalized on the balance sheet of such Person in accordance with GAAP. “Capital Lease Obligations” means of any Person as of the date of determination, the aggregate liability of such Person under Financing Leases reflected as liability on a balance sheet of such Person prepared in accordance with GAAP. “Cash Collateral” has the meaning given to such term in the definition of “Cash Collateralize.” “Cash Collateralize” means, to pledge and deposit with or deliver to Administrative Agent, LC Issuer or Swing Line Lender, as applicable (including in the LC Cash Collateral Account), as collateral for the LC Obligations or Swing Line Loans, as applicable, or obligations of Lenders to fund participations in respect thereof, cash or Deposit Account balances or, if Administrative Agent, LC Issuer or Swing Line Lender, as applicable, may agree, each in its discretion, other credit support, in each case pursuant to documentation in form and substance, and in an amount (but not less than one hundred three percent (103%) of the obligated amount), in each case, satisfactory to Administrative Agent, such LC Issuer and/or Swing

- 9 - Line Lender, as applicable, in its or their discretion. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support including any cash and any interest or other income earned thereon. “Cash Dominion Event” means (a) the occurrence of an Event of Default or (b) the failure of Borrowers to maintain Liquidity equal to or greater than $90,000,000 at any time. “Cash Dominion Period” means the period beginning on the date of a Cash Dominion Event and ending on the date that (a) no Event of Default exists and (b) Liquidity has been equal to or greater than $90,000,000 for a period of thirty (30) consecutive calendar days as of such date; provided, that the termination of a Cash Dominion Period pursuant to the foregoing shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions to the occurrence of a Cash Dominion Event again arise. “Cash Equivalents” means, as of any date of determination, any of the following: (a) marketable securities (i) issued or directly and unconditionally Guaranteed as to interest and principal by the United States government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P 1 from Moody’s; (c) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P 1 from Moody’s; (d) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued and (iii) all requests, rules, guidelines or directives issued by a Governmental Authority in connection with a Lender’s submission or re-submission of a capital plan under 12 C.F.R. Section 225.8 or a Governmental Authority’s assessment thereof, shall, in each case of clauses (i), (ii) or (iii) above, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which any “Person” or “Group” (within the meaning of Sections 13(d) and 14(d) under the Exchange Act) is or shall (i) be the “beneficial owner” (as so defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of thirty-five percent (35%) or more on a fully diluted basis of the voting and/or economic interest in the capital stock or other Equity Interests

- 10 - of the Company, or (ii) has obtained the power (whether or not exercised) to elect a majority of the members of the board of directors or other equivalent Governing Body of the Company. “Chesapeake Bay Piers” means Curtis Bay Piers, 1910 Benhill Avenue, Baltimore, Maryland 21226. “Claims” means all liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest, costs, disbursements, and expenses of any kind (including the reasonable fees and costs, and expenses of attorneys and paralegals, experts, agents, consultants, and advisors (provided, that, the fees and expenses of counsel that are reimbursable pursuant hereto shall in any event be limited to one primary counsel to Administrative Agent Indemnitees and one primary counsel to any other Indemnitees, one local counsel to the Indemnitees in each jurisdiction, that it determines to be necessary, one specialty counsel to the Indemnitees in each specialty area that they determine to be necessary (including insolvency law), and one or more additional counsel to the Indemnitees in the case of an actual or potential conflict of interest), and Extraordinary Expenses) at any time (including before or after the Closing Date, after Payment in Full of the Obligations, or resignation or replacement of Administrative Agent) incurred by or asserted against or imposed on any Indemnitee as a result of, or arising from or in connection with, (a) any Loans, Letters of Credit, Loan Documents, or the use thereof or transactions relating thereto; (b) any action taken or omitted to be taken by any Indemnitee in connection with any Loan Documents; (c) the existence or perfection of any Liens, or realization upon any Collateral; (d) exercise of any rights or remedies under any Loan Documents or Applicable Law; or (e) failure by any Credit Party to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any Adverse Proceeding, whether or not the applicable Indemnitee is a party thereto. “Clean Coal” means Coal having been extracted from a Mine and having been put through the washing process. “Closing Date” means the date first inscribed hereinabove, unless pursuant to Section 6.1 the date on which the initial Loan is made or initial Letter of Credit is issued occurs after such date, in which case the term “Closing Date” shall mean such later date unless otherwise elected by Administrative Agent. “Coal” means (a) coal owned by the Company or any of its Subsidiaries, or coal that the Company or any of its Subsidiaries has the right to extract, in each case located on, under or within, or produced or severed from the Real Estate owned by, or leased or licensed to, the Company or any of its Subsidiaries and (b) coal purchased by the Company or any of its Subsidiaries from a third party. “Coal Act” means the Coal Industry Retiree Health Benefit Act of 1992, 26 U.S.C. §§ 9701, et seq., as amended. “Coal Inventory” means any Inventory consisting of Coal that has been extracted and severed from a Mine. “Code” means the Internal Revenue Code of 1986. “Collateral” means all Property described in any Security Documents as security for any Obligations, and all other Property that now or hereafter secures (or is intended to secure) any Obligations. “Collateral Disclosure Certificate” shall have the meaning set forth in the Security Agreement. “Collection Account” means a Deposit Account established or maintained by a Credit Party at Regions Bank or another bank acceptable to Administrative Agent, that is utilized solely for purposes of

- 11 - receiving or collecting payments made by such Credit Party’s Account Debtors and other Proceeds of Collateral and over which Administrative Agent shall have exclusive Article 9 Control to withdraw or otherwise direct the disposition of funds on deposit therein. “Colona Dock” means 1755 Pennsylvania Avenue, Monaca, Pennsylvania 15061. “Commitment” means, for any Lender, the amount of such Lender’s Revolving Commitment. “Commitments” means the aggregate amount of all Revolving Commitments. “Commitment Termination Date” means the earliest to occur of the following: (a) the Stated Revolving Commitment Termination Date; (b) the date on which Borrowers terminate the Revolving Commitments pursuant to Section 2.1(c); and (c) the date on which the Revolving Commitments are terminated pursuant to Section 11.2. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a certificate in the form of Exhibit F or such other form as may be requested or approved by Administrative Agent from time to time. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) on a consolidated basis in accordance with the applicable principles of consolidation under GAAP consistently applied. The term “Consolidating” when used in such regard shall have a correlative meaning. “Consolidated Net Tangible Assets” means, as of any particular time, the total of all the assets appearing on the most recent consolidated balance sheet prepared in accordance with GAAP of the Credit Parties as of the end of the last fiscal quarter for which financial information is available (less applicable reserves and other properly deductible items) after deducting from such amount (a) all current liabilities, including current maturities of long-term debt and current maturities of obligations under Financing Leases (other than any portion thereof maturing after, or renewable or extendable at the option of the Credit Parties beyond, twelve months from the date of determination); and (b) the total of the net book values of all assets of the Credit Parties properly classified as intangible assets under GAAP (including goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets). “Contamination” means the presence or Environmental Release or threat of Environmental Release of Hazardous Materials in, on, under or emanating to or from the real property, whether owned or leased, of any Credit Party or any Subsidiary of a Credit Party, which pursuant to Environmental Laws requires notification or reporting to a Governmental Authority, or which pursuant to Environmental Laws requires performance of a Remedial Action or which otherwise constitutes a violation of Environmental Laws. “Contractual Obligation” means as to any Person, any provisions of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” (and any correlative terms, including “common control,” “controlling” and “controlled by”) means the power to direct or control, or have a controlling influence over, the management or policies of a Person or any Property, whether by ownership, the voting of Equity Interests, by contract or otherwise.

- 12 - “Credit Party” means (a) each Borrower and each Guarantor that is party to this Agreement as of the Closing Date or that, by execution of a Joinder Agreement, agrees to become a “Borrower,” a “Guarantor” or a “Credit Party” under this Agreement on or after the Closing Date, and (b) each other Person (including any Subsidiary) that is or becomes liable for payment of any Obligations or that has granted or grants a Lien in favor of Administrative Agent on any of its Properties to secure the payment or performance of any Obligations. “CSX Toledo Docks” means the coal terminal located at 600 Millard Avenue, Oregon, Ohio 43616. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion. “Debt” means, with respect to any Person and without duplication as to such Person, any indebtedness, obligation or liability, (a) that (i) arises in respect of borrowed money, (ii) is evidenced by bonds, notes, debentures, or similar instruments (other than obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds, wage bonds, bonds issued in favor of any Governmental Authority and completion guarantees, bank guarantees and similar contingent obligations or with respect to worker’s compensation benefits), or (iii) accrues interest or is a type upon which interest or finance charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business), (b) representing the balance deferred and unpaid of the purchase price of any Property or services (other than (x) an account payable to a trade creditor incurred in the Ordinary Course of Business of such Person, (y) obligations under coal leases (including federal coal leases), and (z) obligations for take-or-pay arrangements), (c) representing obligations of a lessee under leases that have been, or should be, in accordance with GAAP, recorded as Capital Lease Obligations, (d) all Guarantees of such Person in respect of any of the foregoing Debt of any other Person (but excluding any performance and completion Guarantees of such Person), (e) representing obligations with respect to redeemable stock and mandatory redemption or repurchase obligations under any Equity Interests or other equity securities issued by such Person, except to the extent such obligations can be satisfied with Equity Interests of such Person, (f) representing reimbursement obligations and other liabilities of such Person with respect to letters of credit, bankers’ acceptances, drafts or similar documents or instruments issued for such Person’s account (solely to the extent such surety bonds, letters of credit, bankers’ acceptances or other similar documents or instruments have been drawn and remain unreimbursed), (g) representing any net obligations, liabilities, and debt of such Person (marked-to-market) arising under Swap Agreements, (h) representing any indebtedness, obligation or liability of any partnership or joint venture in which such Person is a general partner or a joint venture member to the extent such Person is liable therefor as a result of such Person’s ownership interest in such Entity, except to the extent that the terms of such arrangement expressly provide that such Person is not liable therefor or such Person has no liability therefor under Applicable Law, (i) representing the principal and interest portions of all rental obligations of such Person under any synthetic lease or similar off-balance sheet financing where such transaction is considered to be borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP, (j) representing indebtedness, liabilities or obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person, and (k) representing Earn-Outs (but only to the extent that such Earn- Out is required to be included as a liability on the balance sheets of such person in accordance with GAAP); provided, that in no event shall Debt include (i) deferred or prepaid revenues; (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (iii) asset retirement obligations, or (iv) obligations (other than obligations with

- 13 - respect to Debt for borrowed money or other Debt evidenced by loan agreements, bonds, notes or debentures or similar instruments or letters of credit (solely to the extent such letters of credit or other similar instruments have been drawn and remain unreimbursed) (or, without duplication, reimbursement agreements in respect thereof)) related to surface rights under an agreement for the acquisition of surface rights for the production of coal reserves in the ordinary course of business in a manner consistent with historical practice of the Company and its Subsidiaries. Debt shall be calculated without giving effect to the effects of Accounting Standards Codification Topic 815 “Derivatives and Hedging” and related interpretations to the extent such effects would otherwise increase or decrease an amount of Debt for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Debt. “Debt Rating” means, as of any date of determination, the monitored rating as determined by S&P and Moody’s of a Person’s non-credit-enhanced, senior unsecured long-term debt. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar laws providing debtor relief or otherwise affecting the enforcement of creditors’ rights generally, of the United States or other applicable jurisdictions from time to time in effect. “Default” means an event or condition that, with the lapse of time or giving of notice, or both, would constitute an Event of Default. “Default Rate” means an interest rate equal to (a) with respect to Base Rate Loans, the Base Rate plus the Applicable Margin applicable to such Base Rate Loans, plus an additional two percent (2%) per annum, (b) with respect to Term SOFR Loans, Term SOFR plus the SOFR Adjustment plus the Applicable Margin applicable to Term SOFR Loans plus an additional two percent (2%) per annum, and (c) with respect to any other Obligations, the interest rate otherwise specified in regard thereto when a Specified Event of Default exists (or if no interest rate is specified, the Base Rate for Revolving Loans plus the Applicable Margin applicable to such Base Rate Loans), plus an additional two percent (2%) per annum. The Default Rate applicable to Letter of Credit Fees is specified in Section 3.2(c). “Defaulting Lender” means, subject to Section 4.2(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days after the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower Representative in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, LC Issuer, Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days after the date when due, (b) has notified Borrower Representative, Administrative Agent, LC Issuer or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing or public statement) cannot be satisfied, (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower Representative, to confirm in writing to Administrative Agent and Borrower Representative that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower Representative), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any Insolvency Proceeding, or (ii) had appointed for it a receiver, custodian,

- 14 - conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.2(b)) upon delivery of written notice of such determination to Borrower Representative, each LC Issuer, each Swing Line Lender and each Lender. “Delivery at Possession Inventory” means Inventory that is in transit for delivery to a customer of Borrowers for which title remains in such Borrower until delivery has occurred under the applicable customer contract, regardless of whether the Coal is physically located in the United States. “Delivery at Possession Inventory Reserve” means an amount determined from time to time by Administrative Agent in its Reasonable Credit Judgment as a Reserve for shipping charges, customs tariffs and duties, insurance and other amounts that may adversely impact the realizable value of such Eligible Delivery at Possession Inventory. “Deposit Account” means any checking or other demand deposit account maintained by the Credit Parties, including any “Deposit Accounts” within the meaning given to such term in Article 9 of the UCC. All funds in such Deposit Accounts shall be conclusively presumed to be Collateral and proceeds of Collateral and Administrative Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the Deposit Accounts. “Designated Non-Cash Consideration” means the fair market value (as reasonably determined by the Company in good faith) of non-cash consideration received by any Borrowers or any of their Subsidiaries in connection with an Asset Disposition that is so designated as “Designated Non-Cash Consideration” at the time of the applicable Asset Disposition. “Dilution” means, as of any date of determination, an amount, expressed as a percentage, equal to (a) the Dollar amount of non-cash reduction to Borrowers’ Accounts, including bad debt write-downs, discounts, advertising allowances, rebates, credits, or other dilutive items during the most recently ended period of twelve (12) Fiscal Months, divided by (b) Borrowers’ billings with respect to Accounts during such period. “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts and Eligible Unbilled Accounts by one (1) percentage point for each percentage point by which Dilution is in excess of five percent (5%), or such lesser (or greater) amount as Administrative Agent, in its Reasonable Credit Judgment shall determine from time to time. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interest that by its terms (or by the terms of any other Equity Interest into which it is convertible or exchangeable) or otherwise (a) matures or is subject to mandatory redemption or repurchase (other than solely for Equity Interests that are not Disqualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a Change of Control or asset sale so long as any rights of the holder thereof upon the occurrence of a Change of Control or asset sale event shall be subject to the prior Payment in Full of the Obligations (other

- 15 - than any Obligations that expressly survive termination) and termination of the Commitments); (b) is convertible into or exchangeable or exercisable for Debt or any Disqualified Equity Interest at the option of the holder thereof; (c) may be required to be redeemed or repurchased at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests), in whole or in part, in each case on or before the date that is one hundred twenty (120) days after the Stated Revolving Commitment Termination Date; or (d) provides for scheduled payments of dividends to be made in cash. “Disqualified Institution” means, on any date, (a) any competitors of the Company identified by the Company to Administrative Agent by name in writing on the Closing Date and no more than one time per year thereafter and (b) affiliates of the foregoing that are readily identifiable solely on the basis of similarity of their names; provided, that (i) in the case of clauses (a) and (b) herein, “Disqualified Institutions” shall not include any bona fide diversified debt fund or a diversified investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in, acquiring or trading commercial loans, bonds and similar extensions of credit in the ordinary course; (ii) neither Administrative Agent nor any Arranger shall have any responsibility for monitoring compliance with any provisions of this Agreement with respect to Disqualified Institutions and (iii) updates to the Disqualified Institution schedule shall not retroactively invalidate or otherwise affect any (A) assignments or participations made to, (B) any trades entered into with or (C) information provided to any Person before it was designated as a Disqualified Institution. It is acknowledged and agreed by the Company that the identity of Disqualified Institutions will be made available to the Lenders. “Division,” in reference to any Person that is an Entity, means the division of such Person into two (2) or more separate such Persons, with the dividing Person either continuing or terminating its existence as part of such division, including as contemplated under Section 18-217 of the Delaware Limited Liability Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other Applicable Law with respect to any corporation, limited liability company, partnership or other Entity. The word “Divide,” when capitalized, shall have a correlative meaning. Any Division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, Joint Venture or any other like term shall also constitute such a Person or Entity). “Dollars” or “$” means lawful money of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of the United States, any State thereof, or the District of Columbia. “DTA” means Dominion Terminal Associates, a Virginia limited liability partnership. “DTA Coal Export Terminal” means the location of DTA at 600 Harbor Road, Pier 11, Newport News, Virginia 23607. “Earn-Outs” means unsecured liabilities of a Credit Party arising under an agreement to make any deferred payment as a part of the aggregate consideration payable for an Acquisition, including performance bonuses or consulting payments in any related services, employment or similar agreement, in an amount that is subject to or contingent upon the revenues, income, cash flow or profits (or the like) of the target of such Acquisition. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any Entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an

- 16 - institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Accounts” means, at any time of determination, the aggregate amount of all Accounts due to any of Borrowers; provided, that unless otherwise approved from time to time in writing by Administrative Agent in its Reasonable Credit Judgment, no Account shall constitute an Eligible Account if, without duplication: (a) except as provided in clause (w) of this definition, such Account does not arise from the sale of goods or the performance of services by any of Borrowers in the Ordinary Course of Business; (b) such Account is contingent in any respect or for any reason, or the applicable Borrower’s right to receive payment with respect to such Account is subject to or contingent upon the satisfaction of any condition whatsoever (other than the preparation and delivery of an invoice); (c) the Account Debtor with respect to such Account (i) has or has asserted a right of set-off, offset, deduction, defense, dispute, or counterclaim against any of Borrowers (unless such Account Debtor has entered into a written agreement reasonably satisfactory to Administrative Agent to waive such set-off, offset, deduction, defense, dispute, or counterclaim rights), (ii) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of any of Borrowers which has not been resolved, in each case of sub-clauses (i) and (ii), without duplication, only to the extent of the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be or (iii) is also a creditor or supplier of any of Borrowers or any of its respective Subsidiaries (but only to the extent of such Borrower’s or such Subsidiary’s obligations to such Account Debtor from time to time), in each case, unless such Account Debtor has executed any non-offset agreement in form and substance reasonably satisfactory to Administrative Agent; (d) such Account is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for the sale of goods to or services rendered for the applicable Account Debtor; (e) except in the case of any Unbilled Accounts, an invoice, in form and substance consistent with such Borrower’s credit and collection policies, or otherwise reasonably acceptable to Administrative Agent, has not been sent to the applicable Account Debtor in respect of such Account within thirty (30) days of such sale of Coal or provision of services (including Accounts identified as inactive, warranty or otherwise not attributable to an Account Debtor); (f) such Account (i) is not owned by a Borrower or (ii) is not subject to the first priority, valid and perfected security interest and Lien of Administrative Agent, for and on behalf of itself and the Lenders; (g) such Account is the obligation of an Account Debtor that is (i) a Borrower or any of its Affiliates, or any of their respective directors, officers, employees or agents or (ii) a natural Person; (h) such Account (i) is subject to a partial payment plan (other than a Permitted Partial Payment Plan) or was partially paid, (ii) was not paid in full, and any Borrower created a new receivable for the

- 17 - unpaid portion of such Account or (iii) constitutes or is subject to chargebacks, debit memos and other adjustments for unauthorized deductions, without duplication, only to the extent of the amount of such actual or asserted chargeback, debit memo and other adjustment for unauthorized deductions; (i) such Account is created on “cash on delivery” terms, or on extended terms and is due and payable more than ninety (90) days from the invoice date thereof; (j) such Account (i) is not paid within sixty (60) days following the original due date or ninety (90) days following the original invoice date or (ii) has been written off the books of any of Borrowers or has otherwise been designated on such books as uncollectible; (k) that is (i) owing by any Account Debtor (collectively with all such Account Debtor’s Affiliates), other than , whose aggregate Accounts owing to a Borrower or Borrowers (collectively) exceed 25% of the total of a Borrower’s or Borrowers’ (collectively) Eligible Accounts (but only, in such case, to the extent of such excess that is not subject to Acceptable Credit Support), or (ii) owing by which do not exceed the limitations set forth in clause (t)(ii)(B) below; (l) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; (m) any Account Debtor obligated upon such Account is a debtor or a debtor in possession under any bankruptcy law or any other federal, state or foreign (including any provincial or territorial) receivership, insolvency relief or any other Debtor Relief Law, unless the payment with respect to such Account is supported by Acceptable Credit Support; (n) with respect to such Account (or any other Account due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason; (o) such Account is the obligation of an Account Debtor from whom fifty percent (50%) or more of the face amount of all Accounts owing by such Account Debtor are ineligible under clause (j) of this definition; (p) such Account is one as to which the Collateral Agent’s Lien attached thereon, for the benefit of itself and the other Secured Parties, is not a valid first priority perfected Lien; (q) Accounts as to which any of the representations or warranties in the Loan Documents with respect to such Accounts are untrue or inaccurate in any material respect (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue or inaccurate); (r) such Account is evidenced by a judgment, Instrument or Chattel Paper, other than Instruments or Chattel Paper that are held by any of Borrowers or that have been delivered to Administrative Agent; (s) such Account is payable in any currency other than Dollars; (t) the Account Debtor with respect to such Account (i) is not organized under laws of the United States, any state thereof, the District of Columbia, Canada or any state or province thereof or the United Kingdom or (ii) is not located, resident or domiciled in, or does not maintain its chief executive

- 18 - office in, the United States, Canada or the United Kingdom (subject, in the case of an Account Debtor organized or located in the United Kingdom, to the limitation set forth in clause (u) below), unless, in each case, (i) with respect to Accounts owed by foreign Account Debtors other than : (A) (x) the jurisdiction of organization of such Account Debtor and its location, residence, domicile and jurisdiction of its chief executive office is an Acceptable Foreign Jurisdiction, (y) Administrative Agent has received an acknowledgment letter from the Account Debtor with respect to such Account in form and substance satisfactory to Administrative Agent and (z) Administrative Agent has received a copy of the underlying customer contract with respect to such Account if Borrowers using commercially reasonable efforts have obtained the consent of the applicable Account Debtor to share a copy of such underlying customer contract (Borrowers acknowledge that if Borrowers are unable to provide a copy of the underlying customer contract to Administrative Agent, such acknowledgment letter may provide for additional representations, warranties and covenants of Account Debtor as determined by Administrative Agent in its Reasonable Credit Judgment); or (B) payment with respect to such Account is supported by Acceptable Credit Support; or (C) (x) the jurisdiction of organization of such Account Debtor and its location, residence, domicile and jurisdiction of its chief executive office is an Acceptable Foreign Jurisdiction and (y) the Account Debtor has an Investment Grade Rating; provided, that the aggregate amount of all Accounts which may be Eligible Accounts pursuant to sub-clause (B) of this clause (t)(i) shall not exceed $7,500,000 in the aggregate; and (ii) with respect to Accounts owed by , (A) the Account Debtor is and the Accounts of such Account Debtor are subject to a credit insurance policy consistent with credit insurance coverage in place as of the Closing Date (for the avoidance of doubt, the eligibility of an Account pursuant to this clause (ii)(A) shall not be limited by the amount of credit insurance coverage applicable to such Account); and (B) the Accounts of owed to a Borrower or Borrowers (collectively) do not exceed in aggregate 25% of the total of a Borrower’s or Borrowers’ (collectively) Eligible Accounts (but only, in such case, to the extent of such excess); provided that, if at any time ceases to have an Investment Grade Rating, such concentration limit shall be reduced to 20%; provided, that any Accounts of subject to the Permitted Receivables Transaction shall cease to be Eligible Accounts on the earlier to occur of (I) the date that is sixty (60) days after the original

- 19 - invoice date and (II) the date the right to receive payment from such Account Debtor has been transferred to pursuant to the Permitted Receivables Transaction. (u) such Account is owing by an Account Debtor organized under the laws of the United Kingdom, or located, residing, domiciled or maintaining its chief executive office in the United Kingdom, unless the aggregate amount of all Accounts owing by all Account Debtors organized under the laws of the United Kingdom, or located, residing, domiciled or maintaining its chief executive office in the United Kingdom, does not exceed $12,500,000; (v) such Account is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or department, agency or instrumentality thereof, unless the applicable Borrower has duly assigned its rights to payments of such Account to Administrative Agent pursuant to, and has other complied with, the Federal Assignment of Claims Act of 1940, as amended, and any other applicable state, county or municipal law restricting assignment thereof, which assignments and any related documents and filings, shall be satisfactory to Administrative Agent in its Reasonable Credit Judgment; (w) such Account has been redated, extended, compromised, settled, adjusted or otherwise modified or discounted, except discounts or modifications that are granted by a Borrower in the Ordinary Course of Business and that are reflected in the calculation of the Borrowing Base; (x) the Account Debtor with respect to such Account is located in a state of the United States of America requiring the filing of a notice of business activities report or similar report in order to permit a Borrower to seek judicial enforcement in such state of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a notice of business activities report or equivalent report for the then-current year or if such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost; (y) such Account was acquired or originated by a Person acquired in a Permitted Acquisition or other Investment (until such time as Administrative Agent has completed a customary due diligence investigation as to such Accounts and such Person, which investigation may, in the Reasonable Credit Judgment of Administrative Agent, include an appraisal and field examination, and Administrative Agent is satisfied with the results thereof in its Reasonable Credit Judgment); (z) such Account (i) represents a sale on a bill-and-hold, guaranteed sale, sale and return, ship- and-return, sale on approval, consignment or other similar basis or (ii) was made pursuant to any other agreement providing for repurchases or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; (aa) any such Account that is the obligation of an Account Debtor that is a Sanctioned Person; (bb) any such Account that is subject to a restriction on assignment that is enforceable against third parties and that impairs the Collateral Agent’s Lien on such Account or Administrative Agent’s ability to enforce the Account; (cc) such Account is subject to any security deposit (to the extent received from the applicable Account Debtor), progress payment (other than pursuant to a Permitted Partial Payment Plan), retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof;

- 21 - “Eligible Inventory” means, at any time of determination, without duplication, the Inventory Value of all Coal Inventory of Borrowers at such time; provided, that unless otherwise from time to time approved in writing by Administrative Agent in its Reasonable Credit Judgment, no Inventory shall constitute Eligible Inventory if, without duplication: (a) such Inventory is either not finished goods (other than Raw Coal or unprocessed Coal) or constitutes work-in-process, or consists of assets other than Coal; (b) the applicable Borrower does not have good and valid title to such Inventory, free and clear of any Lien other than Permitted Liens, or such Inventory is not subject to a valid, duly perfected, first priority Lien in favor of Administrative Agent; (c) any of the covenants, representations, and warranties in this Agreement or the other Loan Documents respecting Inventory shall be untrue, misleading, or in default in any material respect (or, with respect to covenants, representations or warranties that are qualified by materiality, any of such covenants, representations and warranties are untrue or inaccurate); (d) such Inventory is on Consignment from (i.e., where such Borrower is the Consignee) any seller, vendor, or supplier or subject to any agreement whereby the seller, vendor, or supplier has retained any title to such Inventory or the right to repurchase such Inventory; (e) such Inventory is on Consignment to (i.e., where such Borrower is the Consignor) any other Person (including any goods consigned at the location of a customer, supplier or contractor, but that are accounted for in the Inventory balance of Borrowers); (f) such Inventory has been acquired from a Sanctioned Person or Sanctioned Country; (g) such Inventory is subject to any negotiable Document; (h) such Inventory is not located in the United States at a Permitted Location, unless it is in- transit Inventory that constitutes Eligible Inventory in accordance with clause (j) below or is Eligible Delivery at Possession Inventory; (i) except for Inventory located at any of the locations listed in clauses (i) through (ix) of clause (j) below, such Inventory is located at a Permitted Location not owned and Controlled by such Borrower or another Credit Party (including any Coal Inventory being processed or manufactured at a location other than a Permitted Location), unless, if required by Administrative Agent in its Reasonable Credit Judgment, (i) Administrative Agent has received from the Person owning or in Control of such Permitted Location a Third Party Claimant Agreement or (ii) if Administrative Agent agrees to do so in lieu of a Third Party Claimant Agreement, Administrative Agent has instituted a Rent and Charges Reserve in an amount determined by Administrative Agent in its Reasonable Credit Judgment (measured as of the most recent practicable date); (j) other than Eligible Delivery at Possession Inventory, such Inventory is in-transit to or from a location not leased or owned by a Borrower (it being understood that Borrowers shall provide their best estimate of the Inventory Value of all such Inventory, which estimate is to be reflected in the Borrowing Base Certificate), other than any Coal Inventory that is physically within the United States and in-transit between the applicable coal Mine and (i) the DTA Coal Export Terminal, (ii) the Lamberts Point Terminal, (iii) Chesapeake Bay Piers, (iv) CSX Toledo Docks, (v) Colona Dock, (vi) Kentucky Coal Terminal, (vii) Sandusky Coal Dock, or (viii) Kinder Morgan Terminal;

- 22 - (k) such Inventory was acquired or originated by a Person acquired in a Permitted Acquisition or other Investment (until such time as Administrative Agent has completed a customary due diligence investigation as to such Inventory and such person, which investigation may, in the Reasonable Credit Judgment of Administrative Agent, include an inventory appraisal and/or field examination, and Administrative Agent is satisfied with the results thereof in its Reasonable Credit Judgment); (l) the Inventory Value of such Inventory is attributable to intercompany profit among Borrowers or any of their respective Affiliates (to the extent of such intercompany profit) (it being understood and agreed that the applicable Borrower shall provide its best estimate of such Inventory Value to Administrative Agent, which Inventory Value shall be approved by Administrative Agent and reflected in the most recent Borrowing Base Certificate); (m) the Inventory Value of such Inventory is attributable to any unrecorded book to physical inventory reduction taken by any Borrower based on the average of the most recent twelve (12) months of physical inventory adjustments; or (n) Administrative Agent otherwise determines such Inventory not to be Eligible Inventory, in its Reasonable Credit Judgment. “Eligible Unbilled Account” means, at any time of determination, each Unbilled Account of Borrowers for which the sale represented by such Account was made not more than thirty (30) days prior to such time and that otherwise constitutes an Eligible Account at such time, provided, that unless otherwise approved from time to time in writing by Administrative Agent in its Reasonable Credit Judgment, no Unbilled Account shall constitute an Eligible Unbilled Account unless the entire amount of the relevant Coal Inventory pertaining to such Unbilled Account has been loaded into the Account Debtor’s mode of transportation or has departed, in the case of vessels and barges, as applicable, or when delivered to the Account Debtor and when title and risk of loss of such Coal Inventory has transferred to the Account Debtor. “Enforcement Action” means any action to collect any Obligations or enforce any Loan Document or to realize upon any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, or otherwise). “Entity” means any Person that is not a natural Person. “Environmental Claim” means any administrative, regulatory or judicial action, suit, claim, written notice of non-compliance or violation, written notice of investigation, written notice of liability or potential liability, or proceeding relating in any way to any Environmental Laws, Environmental Permit, any Hazardous Materials, any Contamination, or the performance of any Remedial Action. “Environmental Laws” means, collectively, any federal, state, local statute, Law (including, but not limited to the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Federal Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j, the Federal Air Pollution Control Act, 42 U.S.C. § 7401 et seq., the Oil Pollution Act, 33 U.S.C. § 2701 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 to 136y, the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq. the Mine Safety and Health Act, 30 U.S.C. §§ 801 et seq., the Surface Mining Control and Reclamation Act 30 U.S.C. §§ 1201 et seq., the Atomic Energy Act, 42 U.S.C. § 2011 et seq., the National Historic Preservation Act, 16 U.S.C. § 470 et seq., the Endangered Species Act, 16 U.S.C. § 1531 et seq., the Wild and Scenic Rivers

- 23 - Act, 16 U.S.C. §§ 12711278, each as amended, or any equivalent state or local statute, and any amendments thereto), code, consent decree, settlement agreement, directive or any binding judicial or agency interpretation, policy or guidance, in each case regulating: (a) pollution or pollution control; (b) Contamination or Remedial Actions; (c) protection of human health from exposure to Hazardous Materials; (d) protection of natural resources or the environment, including endangered or threatened species or Environmentally Sensitive Areas; (e) employee health and safety in the workplace and the protection of employees from exposure to Hazardous Materials in the workplace (but excluding workers compensation and wage and hour laws); and (f) the presence, use, management, generation, manufacture, processing, extraction, mining, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or Environmental Release or threat of Environmental Release of Hazardous Materials. “Environmental Notice” means a notice (whether written or oral) from any Governmental Authority or other Person (including any Credit Party) of any possible non-compliance with, investigation of a possible violation of, Adverse Proceeding relating to, or potential fine or liability under any Environmental Law or with respect to any Environmental Release or Hazardous Materials, including any complaint, summons, citation, order, claim, demand, or request for investigation or remediation. “Environmental Orders” means all decrees, orders, directives, judgments, opinions, rulings writs, injunctions, settlement agreements or consent orders or decrees issued by or entered into with a Governmental Authority relating or pertaining to Contamination, Environmental Laws, Environmental Permit, Hazardous Materials or Remedial Actions. “Environmental Permit” means a Permit issued or required under any Environmental Law. “Environmental Release” means anything defined as a “release” under CERCLA or RCRA (in each case as defined in the definition of Environmental Laws). “Environmentally Sensitive Area” means (a) any wetland as defined by applicable Environmental Laws; (b) any area designated as a coastal zone pursuant to applicable Environmental Laws; (c) any area of historic or archeological significance or scenic area as defined or designated by applicable Environmental Laws; (d) habitats of endangered species or threatened species as designated by applicable Environmental Laws; (e) a floodplain or other flood hazard area as defined pursuant to any applicable Environmental Laws; (f) streams, rivers or other water bodies or springs classified, or designated or as otherwise protected by applicable Environmental Laws as a fishery, as having exceptional or high quality or value or as having recreational use; (g) any area classified, designated or protected by applicable Environmental Laws as unsuitable for mining; and (h) any man-made or naturally occurring surface feature classified, designated or protected by applicable Environmental Laws from disturbance, the effects of blasting, subsidence and mining operations. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974.

- 24 - “ERISA Affiliate” means, as applied to any Person, (a) any corporation that is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. “ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code), the failure to make by its due date any minimum required contribution or any required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make by its due date any required contribution to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (d) the withdrawal from any Pension Plan with two (2) or more contributing sponsors or the termination of any such Pension Plan, in either case resulting in material liability pursuant to Section 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition reasonably likely to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of liability pursuant to Section 4062(a) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, each case reasonably likely to result in material liability; (g) the withdrawal of any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if such withdrawal is reasonably likely to result in material liability, or the receipt by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4241 or 4245 of ERISA, or that it is in “critical” or “endangered” status within the meaning of Section 305 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA, if such reorganization, insolvency or termination is reasonably likely to result in material liability; (h) the imposition of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Pension Plan if such fines, penalties, taxes or related charges are reasonably likely to result in material liability; (i) the assertion of a material claim (other than routine claims for benefits and funding obligations in the Ordinary Course of Business) against any Pension Plan other than a Multiemployer Plan or the assets thereof, or against any Person in connection with any Pension Plan such Person sponsors or maintains reasonably likely to result in material liability; (j) receipt from the Internal Revenue Service of a final written determination of the failure of any Pension Plan intended to be qualified under Section 401(a) of the Code to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any such plan to qualify for exemption from taxation under Section 501(a) of the Code; or (k) the imposition of a lien pursuant to Section 430(k) of the Code or pursuant to Section 303(k) or 4068 of ERISA. “Erroneous Payment Subrogation Rights” has the meaning given to such term in Section 12.10(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning given such term in Section 11.1.

- 25 - “Excess Availability” means, at any time of determination, the amount, if any, by which (a) the Loan Limit exceeds (b) the Aggregate Revolving Obligations. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Accounts” means a collective reference to (a) any Deposit Account, Securities Account, Commodity Account, cash collateral account or other similar account (other than any Funding Account, any Collections Account, and the LC Cash Collateral Account) of any Credit Party (and all cash, Cash Equivalents and other securities or investments held therein) exclusively used for all or any of the following purposes: (i) payroll, (ii) employee benefits, (iii) worker’s compensation, (iv) securing liabilities in respect of letters of credit (other than Letters of Credit issued hereunder), bank guarantees, credit card or purchase card facilities or similar merchant account arrangements incurred in the Ordinary Course of Business, (v) taxes, (vi) third party escrow, (vii) customs, (viii) other fiduciary purposes, (ix) compliance with legal requirements (including pledges required in favor of Governmental Authorities) or any court order or judgment, in each case to the extent such legal requirement, order or judgment prohibit the granting of a Lien thereon, (x) those “Excluded Accounts” existing on the Closing Date and identified on Schedule 1.1(a) hereto and exclusively used for the purposes shown thereon, and other Deposit Accounts established after the Closing Date and exclusively used for pledged deposits constituting Permitted Liens under Section 9.2(p), (xi) lockboxes and deposit accounts relating to Sold Receivables under a Permitted Receivables Transaction; or (xii) State Settlement Accounts, and (b) other Deposit Accounts (other than any Funding Account, any Collections Account, and the LC Cash Collateral Account) of any Credit Party used exclusively for petty cash and local trade payables to the extent the aggregate balance in all such Deposit Accounts excluded by this clause (b) does not exceed $100,000 at any time for all such accounts. “Excluded Collateral” shall have the meaning set forth in the Security Agreement. “Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of any Guarantee of such Credit Party of, or the grant under a Loan Document by such Credit Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 5.7 and any and all guaranties of such Credit Party’s Swap Obligations by other Credit Parties) at the time the Guarantee of such Credit Party, or grant by such Credit Party of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Swap Agreement, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Agreements for which such Guarantee or Lien becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its Principal Office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrowers under Section 14.4) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 14.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately

- 26 - before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 14.3(g), and (d) any U.S. federal withholding Taxes imposed under FATCA. “Extraordinary Expenses” means all costs, expenses, or advances that Administrative Agent may incur during an Event of Default or during the pendency of an Insolvency Proceeding of a Credit Party (including such costs, expenses or advances that are directly invoiced to Borrowers in lieu of payment by Administrative Agent), including those relating to (a) any audit, inspection, field examination, repossession, storage, repair, appraisal, insurance, manufacture, preparation, or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Administrative Agent, any Lender, any Credit Party, any representative of creditors of a Credit Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority, or avoidability of Administrative Agent’s or any Secured Party’s Liens with respect to any Collateral), Loan Documents, Letters of Credit, or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of Administrative Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of any taxes, charges, or Liens with respect to any Collateral; (e) any Enforcement Action; (f) negotiation and documentation of any amendment, restatement, amendment and restatement, supplement, modification, waiver, consent, workout, restructuring, or forbearance with respect to any Loan Documents or Obligations; and (g) Protective Advances. Such costs, expenses, and advances include transfer fees, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, turnaround and financial consultants and experts’ fees, environmental study fees and remedial response costs, wages and salaries paid to employees of any Credit Party or independent contractors in liquidating any Collateral, and travel expenses incurred in relation thereto. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements in respect thereof (and any legislation, regulations or other official guidance pursuant to, or in respect of, such intergovernmental agreements). “FDPA” means the Flood Disaster Protection Act of 1973, as amended, including all requirements imposed relative thereto by the National Flood Insurance Program. “Federal Funds Rate” means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher one one-hundredth of one percent (1/100 of 1%)) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Regions Bank or any other Lender selected by Administrative Agent on such day on such transactions as determined by Administrative Agent. “Fee Letter” means any fee letter agreement (or series thereof) at any time existing made between or among Regions Bank, any Arranger and Borrowers (or Borrower Representative), concerning any fees or charges payable to Regions Bank and/or such Arranger in respect of the transactions contemplated under this Agreement, whether in its capacity as Lender, lead Arranger, Administrative Agent or otherwise.

- 27 - “Financial Covenants” means, collectively, the financial covenants set forth in Section 10, together with such other covenants appearing in this Agreement or in any other Loan Document as Administrative Agent may designate as “Financial Covenants” from time to time. “Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee; provided, that, any operating lease that is required to be treated as a capital lease in accordance with GAAP as a result of any accounting change shall not be deemed a Financing Lease for purposes of this Agreement except as otherwise as provided in Section 1.2. “Financing Statement” has the meaning given to such term in the UCC and includes, in addition thereto, as applicable, any other similar filing or public record or notice relating to the perfection of Liens. “Fiscal Year,” “Fiscal Quarter,” and “Fiscal Month” mean each of Credit Parties’ fiscal years, fiscal quarters, and fiscal months, as applicable. “FLSA” means the Fair Labor Standards Act of 1938. “Foreign Lender” means any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code. “Foreign Plan” means any employee benefit plan or arrangement (a) maintained or contributed to by any Credit Party or Subsidiary that is not subject to the laws of the United States; or (b) mandated by a government other than the United States for employees of any Credit Party or Subsidiary. “Foreign Subsidiary” means a Subsidiary that is, as to any Credit Party, a “controlled foreign corporation” under Section 957 of the Code. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to LC Issuer, such Defaulting Lender’s Pro Rata Share of outstanding LC Obligations with respect to Letters of Credit issued by LC Issuer other than LC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to Swing Line Lender, such Defaulting Lender’s Pro Rata Share of outstanding Swing Line Loans made by Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Funded Debt” means, with respect to any Person and without duplication, (a) Debt that arises in respect to borrowed money; (b) Debt evidenced by notes, drafts, bonds, debentures, credit documents, or similar instruments (other than obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds, wage bonds, bonds issued in favor of any Governmental Authority and completion guarantees, bank guarantees and similar contingent obligations or with respect to worker’s compensation benefits); (c) Debt that accrues interest or is of a type upon which interest or finance charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business); (d) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of Guarantee (solely to the extent such letters of credit or letters of Guarantee have been drawn and remain unreimbursed); (e) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (f) the Swap Termination Value of all Swap Agreements; (g) all mandatory obligations of such Person to purchase, redeem, retire, defease, or otherwise make any payment in respect of any Equity Interest of such Person; (h) Debt that was issued or assumed as full or partial payment for Property or services; (i) the principal and interest portions of all rental obligations of such Person under either (i) any Financing Lease, or (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan, or similar

- 28 - off-balance sheet financing where such transaction is considered borrowed money Debt for tax purposes but is classified as an operating lease in accordance with GAAP; (j) Earn-Outs, to the extent earned; and (k) guaranties by such Person of any Debt of the foregoing types described in clauses (a) through (i) above owing by another Person. For the avoidance of doubt, Funded Debt shall include, without limitation, all Subordinated Debt. “Funding Account” means, individually and collectively as the context may require, any Deposit Account that is an operating account of the Borrower Representative maintained at Regions Bank for the purpose of receiving the proceeds of Loans hereunder. “GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, generally accepted accounting principles in effect in the United States from time to time. “Governing Body” means (a) in the case of a corporation, its board of directors or shareholders, as applicable, (b) in the case of a limited liability company, its managers or members, as applicable, (c) in the case of a limited partnership, its general partner(s), and (d) in any other case, the Person(s) that Control(s) such Person. “Governmental Approvals” means all authorizations, consents, approvals, licenses, and exemptions of, registrations and filings with, and required reports to, all Governmental Authorities. “Governmental Authority” means any federal, state, municipal, foreign, or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other Entity or officer exercising executive, legislative, judicial, regulatory, taxing or administrative powers or functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign Entity or government. “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt of the payment or performance of such Debt, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt of any other Person, whether or not such Debt is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related Debt, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Guaranteeing Person in Good Faith. The term “Guarantee” when used as a verb shall have a corresponding meaning. “Guarantor Payment” has the meaning given such term in Section 5.7(c)(ii). “Guarantors” means (a) each Borrower, as to each other Borrower, pursuant to the operation and effect of Section 5.7(a), (b) each Subsidiary that executes a Guaranty pursuant to Section 8.14, and (c) each other Person (including any Credit Party) that at any time Guarantees payment or performance of any Obligations pursuant to a Guaranty; provided, that such term shall not include (i) any Domestic Subsidiary formed or acquired on or after the Closing Date substantially all of the assets of which consist of the Equity Interests of one or more Foreign Subsidiaries, (ii) any Domestic Subsidiary that is a Subsidiary of any

- 29 - Foreign Subsidiary, (iii) any Domestic Subsidiary that is a captive insurance company, or (iv) any Foreign Subsidiary. To the extent the Company desires to include assets of a Guarantor in the Borrowing Base, such Guarantor shall become a Borrower by executing a joinder and assumption agreement in form and substance satisfactory to Administrative Agent. The Guarantors as of the Closing Date are the Subsidiaries of the Company listed on Schedule 1.1(b). “Guaranty” means each Guaranty (including the Guaranty set forth in Section 5.7(a)) executed by a Guarantor in favor of Administrative Agent in respect of the payment or performance of any Obligations. “Hazardous Materials” means those substances, chemicals, wastes and/or other materials that are listed, defined or otherwise identified as “hazardous”, “pollutant”, “contaminant”, “toxic”, or words of similar import under any Environmental Law or otherwise governed or regulated under any Environmental Law, or that are otherwise hazardous or toxic to human health or the environment, including any “hazardous waste,” as defined under 40 C.F.R. Parts 260-270, petroleum and petroleum products (including crude oil and any fractions thereof), asbestos, urea formaldehyde, polychlorinated biphenyls, mercury and radioactive substances “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under Applicable Law relating to any Lender that is currently in effect or, to the extent allowed under such Applicable Law, that may hereafter be in effect and that allows a higher maximum non-usurious interest rate than Applicable Law now allows. “Historical Financial Statements” means (a) the audited financial statements of the Company and its Subsidiaries for the Fiscal Year ended December 31, 2022, and (b) the interim unaudited financial statements of the Company and its Subsidiaries for the Fiscal Quarter ended June 30, 2023, and the Fiscal Year to date, each in form and substance satisfactory to Administrative Agent and consistent with the requirements applicable to unaudited financial statements to be filed with the SEC. “Immaterial Restricted Subsidiary” means any Subsidiary of the Company so long as (a) the revenues (excluding intercompany revenues) of such Subsidiary for any period of four consecutive Fiscal Quarters ended as of the end of any Fiscal Quarter do not exceed $2,000,000 as set forth or reflected in the most recently available financial statements that have been delivered pursuant to Section 8.6(b) or (c); and (b) the Consolidated total assets of such Subsidiary at the end of the most recently completed Fiscal Quarter do not exceed $2,000,000 as set forth or reflected in the most recently available financial statements that have been delivered pursuant to Section 8.6(b) or (c); provided that (i) the aggregate revenues (excluding intercompany revenues) of all Immaterial Restricted Subsidiaries shall not exceed five percent (5%) of the aggregate revenues (excluding intercompany revenues) of Borrowers and their Domestic Subsidiaries for any period of four consecutive Fiscal Quarters and (ii) the Consolidated total assets of all Immaterial Restricted Subsidiaries shall not exceed five percent (5%) of the Consolidated total assets of Borrowers and their Domestic Subsidiaries at the end of any Fiscal Quarter. In the event that (A) any Immaterial Restricted Subsidiary ceases to qualify as an Immaterial Restricted Subsidiary pursuant to the foregoing or (B) the Borrower Representative elects to remove any Immaterial Restricted Subsidiary from this definition, then the Borrower Representative shall deliver (or shall cause to be delivered) to Administrative Agent, to the extent not previously provided in respect of such Subsidiary, those deliverables from which Immaterial Restricted Subsidiaries were exempt under Section 6.1 and 8.12 (including the results of customary lien searches in respect of such Subsidiary and such Article 9 Control Agreements required by Section 8.12 for Credit Parties that are not Immaterial Restricted Subsidiaries) or otherwise under this Agreement and the other Loan Documents, and upon such delivery such Subsidiary shall no longer constitute an Immaterial Restricted Subsidiary hereunder. The initial Immaterial Restricted Subsidiaries as of the Closing Date are set forth on Schedule 1.1(c).

- 30 - “Increased Reporting Period” means any period commencing on any day that (a) any Event of Default shall have occurred and be continuing or (b) the failure of Borrowers to maintain Liquidity equal to or greater than $90,000,000 at any time, which period shall terminate on the date on which no Event of Default shall be continuing and Liquidity has been equal to or greater than $90,000,000 for a period of thirty (30) consecutive calendar days as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in the preceding clause (a), Other Taxes. “Indemnitee Obligations” means all payment obligations (whether for any loss, damage, cost or expense, or otherwise) owing to Indemnitees in such capacity to the extent arising under this Agreement or any other Loan Document. “Indemnitees” means, individually and collectively, any and all Administrative Agent Indemnitees, Lender Indemnitees, LC Issuer Indemnitees, and Regions Bank Indemnitees; and, for each of them, without limitation, all Related Parties. “Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal, or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, Debt adjustment or other Debtor Relief Law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator, or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors. “Intellectual Property” means all intellectual property and similar property, or interests in property, of a Person including (a) all inventions, designs, patents, patent applications, copyrights, trademarks, trademark applications, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software, and databases and other similar intangible rights, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof; (b) all embodiments or fixations thereof and all related documentation, applications, registrations, and franchises; (c) all licenses or other rights to use any of the foregoing; and (d) all books and records relating to the foregoing, together with (but not exclusive of) all (i) registrations and applications for the foregoing, (ii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements or other violations thereof, (iii) rights to sue for past, present and future infringements and other violations thereof, and (iv) rights corresponding thereto throughout the world. “Intercompany Debt” means Debt owing at any time or from time to time by any Credit Party to any other Credit Party. “Intercreditor Agreement” means each intercreditor agreement made among Administrative Agent and one or more holders of any Debt owing by Borrowers, and acknowledged by Borrowers and the other Credit Parties (as applicable), or the Borrower Representative on their collective behalf, to be in form and substance satisfactory to Administrative Agent, setting forth the agreements of such parties in respect of their respective Liens and Debt claims on Borrowers and the other Credit Parties. “Interest Payment Date” means with respect to (a) any Base Rate Loan and any Swing Line Loan, (i) the first day of each calendar month, commencing on the first such date to occur after the Closing Date and (ii) the Commitment Termination Date, and the final maturity date of any additional such Loan; and (b) any Term SOFR Loan, (i) the last day of each Interest Period applicable to such Loan; provided, in the

- 31 - case of each Interest Period of longer than three (3) months, “Interest Payment Date” shall also include each date that is three (3) months, or an integral multiple thereof, after the commencement of such Interest Period and (ii) the Commitment Termination Date, and the final maturity date of any additional such Loan. “Interest Period” means, in connection with a Term SOFR Loan, an interest period of one (1) or three (3) months, as selected by Borrower Representative in the applicable Notice of Borrowing or Notice of Conversion/Continuation, (a) initially, commencing on the funding date or Conversion/Continuation date thereof, as the case may be; and (b) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (i) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this definition, end on the last Business Day of a calendar month; and (iii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Commitment Termination Date. “Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two (2) Business Days prior to the first day of such Interest Period. “Inventory” has the meaning given such term in the UCC and, in any event, includes (a) all Goods intended for sale, lease, display, or demonstration, (b) all As-Extracted Collateral, and all coal, coal products and other minerals that have been extracted from real property, whether or not constituting “inventory” or “as-extracted collateral” under the UCC, and (c) all work in process and all raw materials and other materials, parts and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease, or furnishing of such Goods, or Goods otherwise used or consumed in a Borrower’s business (but excluding Equipment), all regardless whether any of the foregoing at any time constitutes Eligible Inventory. “Inventory Report” has the meaning set forth in Section 8.6(a)(iv). “Inventory Value” means, at any time of determination, with respect to any Coal Inventory of any of Borrowers, the value reflected in the general ledger of the Company, calculated in accordance with GAAP using a lower of cost or market valuation, and otherwise consistent with the accounting methodologies used by Borrowers as of the Closing Date. “Investment” means, with respect to any Person, any loan, advance, or extension of credit by such Person to, or any contributions to the capital of, any other Person, or any ownership, purchase, or other acquisition by such Person of any Equity Interests of any other Person, other than any Acquisition. In determining the aggregate amount of Investments outstanding at any particular time, (a) there shall be deducted in respect of each such Investment any amount received as a return of principal or capital (including by repurchase, redemption, retirement, repayment, liquidating, or other dividend or distribution); (b) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest, or otherwise; (c) there shall not be deducted from or added to the aggregate amount of Investments any decrease or increases, as the case may be, in the market value thereof; and (d) the amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, forgiveness or conversion to equity of Debt, or write-ups, write-downs, or write-offs with respect to such Investment. “Investment Grade Rating” means a Debt Rating of at least BBB- by S&P or at least Baa3 from Moody’s.

- 32 - “Investment Property” has the meaning given such term in the UCC and, in any event, includes the following (regardless whether classified as “investment property” under the UCC): (a) all of each Credit Party’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Credit Party, regardless of class or designation, in any Person, including in each of the other Credit Parties, and all substitutions therefor and replacements thereof, all Proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing; (b) all of each Credit Party’s rights, powers and remedies under any limited liability company in which such Credit Party is a member; and (c) all of each Credit Party’s rights, powers and remedies under any partnership agreement in which such Credit Party is a general (or limited) partner. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc., or such later version thereof as may be in effect at the time of issuance of such Letter of Credit, if and to the extent such later version has been approved for use by the LC Issuer. “Joinder Agreement” means a joinder agreement in the form of Exhibit G or such other form as or such other form as may be requested or approved by Administrative Agent from time to time, in which either: (a) a Subsidiary shall become a Borrower or a Credit Party or (b) a Credit Party that is not a Subsidiary shall become a Credit Party, in each case pursuant to Section 8.14. “Joint Venture” means any Person (a) other than a Subsidiary in which any Borrower or its Subsidiaries hold an ownership interest or (b) which is an unincorporated joint venture of any Borrower or any Subsidiary. “Jurisdiction State” means the State of New York. “Kentucky Coal Terminal” means 15992 U.S. 23, Catlettsburg, KY 41129. “Kinder Morgan Terminal” means the location of Pier IX and X Terminals at 1900 Harbor Road, Newport News, Virginia 23607. “Lamberts Point Terminal” means Norfolk Southern Lamberts Point Pier 6 Coal Terminal, 2200 Redgate Avenue, Norfolk, Virginia 23507. “LC Application” means an application by Borrower Representative to LC Issuer for issuance of a Letter of Credit, in form and substance satisfactory to LC Issuer and Administrative Agent. “LC Cash Collateral Account” means any Deposit Account established by, and under the sole dominion and control of, Administrative Agent or any applicable LC Issuer and maintained with Administrative Agent or such LC Issuer for the purpose of Cash Collateralizing Letters of Credit issued hereunder. “LC Conditions” means each of the following conditions precedent with respect to the issuance of a Letter of Credit, unless and except to the extent otherwise approved by LC Issuer and, as applicable,

- 33 - Administrative Agent: (a) each of the conditions precedent to the issuance of such Letter of Credit set forth in Section 6 shall have been satisfied; (b) LC Issuer shall have received an LC Request, an LC Application, and such other instruments, documents, or agreements as LC Issuer customarily requires for the issuance of letters of credit of similar purpose and amount, in each case, at least eight (8) Business Days before the requested date of issuance of such Letter of Credit (or such shorter period as LC Issuer may permit in writing in its discretion); (c) after giving effect to the issuance of such Letter of Credit, the LC Obligations shall not exceed the LC Sublimit and no Over Advance shall exist; (d) the expiration date of such Letter of Credit shall be (i) in the case of a standby Letter of Credit, no more than three hundred sixty-five (365) days from issuance (or such longer period as may be agreed by the applicable LC Issuer and the applicable Borrower and provided, for avoidance of doubt, that any standby Letter of Credit may provide for automatic renewal thereof for additional periods of up to twelve (12) months, subject to clause (iii) of this definition below); (ii) in the case of a documentary Letter of Credit, no more than one hundred twenty (120) days from issuance; and (iii) for all Letters of Credit, at least thirty (30) days before the Stated Revolving Commitment Termination Date; (e) the date on which such Letter of Credit is to be issued shall be at least thirty (30) days before the Stated Revolving Commitment Termination Date; (f) such Letter of Credit and payments thereunder shall be denominated in Dollars; (g) the form and substance of such Letter of Credit shall be acceptable to each of Administrative Agent and LC Issuer in their respective discretion; and (h) in the event that any Lender is at such time a Defaulting Lender, LC Issuer shall have entered into arrangements satisfactory to LC Issuer (in its discretion) with Borrowers or such Defaulting Lender to eliminate LC Issuer’s Fronting Exposure with respect to such Lender (after giving effect to Section 4.2(a)(iv) and any Cash Collateral provided by the Defaulting Lender), including by Cash Collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding amount of LC Obligations in a form, manner and substance satisfactory to Administrative Agent in its discretion. “LC Documents” means all documents, instruments, certificates and agreements (including LC Requests and LC Applications) delivered by any Borrower, Borrower Representative or any other Person to LC Issuer or Administrative Agent in connection with the issuance, amendment, extension or renewal of, or payment under, any Letter of Credit. “LC Issuer” means any of Regions Bank or an Affiliate of Regions Bank and up to two (2) other Lenders designated by Borrower Representative who have agreed in writing to act as an LC Issuer hereunder, together with each of their successors and permitted assigns acting in such capacity. “LC Issuer Indemnitees” means LC Issuer and its Related Parties. “LC Obligations” means, at any time, the sum of (a) the maximum amount available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referenced therein, plus (b) the aggregate amount of all drawings under Letters of Credit that have occurred but have not been reimbursed by Borrowers or otherwise in accordance herewith and with the LC Documents. For all purposes of this Agreement, (i) amounts available to be drawn under Letters of Credit will be calculated as provided in Section 2.4(a)(v), and (ii) if a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LC Request” means each request for issuance of a Letter of Credit provided by Borrower Representative to Administrative Agent and LC Issuer, in form and substance satisfactory to Administrative Agent and LC Issuer. “LC Sublimit” means, as of any date of determination, the lesser of (a) One Hundred Fifty-Five Million Dollars ($155,000,000) and (b) the aggregate unused amount of the Revolving Commitments then in effect. The LC Sublimit may be subject to increase pursuant to the terms and conditions hereof.

- 34 - “Legal Entity Rationalization” means the internal restructuring conducted by the Company in the past five years which resulted in the dissolutions or mergers of certain inactive Subsidiaries of the Company. “Lender Indemnitees” means the Lenders and each of their respective Related Parties. “Lenders” has the meaning given such term in the preamble to this Agreement and, in any event, further includes (a) Swing Line Lender in its capacity as a provider of Swing Line Loans, (b) Administrative Agent in its capacity as a maker of Protective Advances, and (c) and any other Person who hereafter becomes a “Lender” pursuant to an Assignment Agreement. The initial Lenders are identified on the signature pages hereto and are set forth on Appendix A hereto. “Lending Office” means, with respect to any Lender, the office designated by such Lender as its “Lending Office” as set forth on Appendix B hereto at the time it becomes party to this Agreement or thereafter by notice to Administrative Agent and Borrower Representative. “Letter of Credit” means any standby or documentary letter of credit issued by any LC Issuer for the account of a Borrower. “Letter of Credit Fee” has the meaning set forth in Section 3.2(c). “License” means any license or agreement under which a Credit Party is authorized to use Intellectual Property in connection with (a) any manufacture, marketing, distribution, or disposition of Collateral, (b) the provision of any service or (c) any other use of Property or conduct of its business. “Lien” means any lien (whether statutory, by contract, under common law or otherwise), mortgage, deed of trust, deed to secure debt, pledge, hypothecation, security interest, trust arrangement, security deed, financing lease, collateral assignment, encumbrance, Consignment, conditional sale or title retention agreement, or any other interest in Property designed to secure the repayment or performance of any obligation, whether arising by agreement or under any statute or law or otherwise, and any Financing Lease having substantially the same economic effect as any of the foregoing. Without limitation of the foregoing, in the case of Real Estate, or interests therein, the term “Lien” also extends to and includes exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting such Real Estate. “Liquidity” means the sum of (a) Excess Availability and (b) Qualified Cash (excluding any Borrowing Base Qualified Cash). “Loan” means a Revolving Loan, and Term SOFR Loans and Base Rate Loans comprising such Loans. “Loan Documents” means this Agreement, the Fee Letter, each Note, the Security Agreement, each Financing Statement, each other Security Document, each Guaranty, LC Document, Third Party Claimant Agreement, Collateral Disclosure Certificate, any Auto Borrow Agreement, any Subordination Agreement in respect of any Subordinated Debt, each Intercreditor Agreement, Borrowing Base Certificate, Compliance Certificate, Assignment Agreement, financial statement, Projection, report, and any and all other documents, instruments, agreements, certificates, and Schedules executed or delivered pursuant to or in connection herewith or with any other Loan Document, or the transactions contemplated herein or therein, whether now existing or hereafter arising (but, in any event, specifically excluding any Bank Product Agreement unless, by its express terms (or equivalent language), it is deemed to be a “Loan Document” hereunder), together with all exhibits, schedules, annexes, addenda, and other attachments

- 35 - thereto, in each case, as the same may be amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time. “Loan Limit” means, as at any date of determination, the lesser of (a) the Borrowing Base (based on the then most recent Borrowing Base Certificate delivered to Administrative Agent by Borrowers (adjusted for any declines or increases in Reserves established by Administrative Agent)), and (b) the Revolving Commitments in effect on such date. “Loan Year” means each twelve-month period commencing on the Closing Date and ending on each anniversary of the Closing Date. “Loss” means, with respect to any Property, (a) the loss, theft, damage, or destruction thereof or other casualty with respect thereto or (b) the condemnation or taking by eminent domain thereof by any Governmental Authority. “Margin Stock” has the meaning given such term in Regulation U of the Board of Governors. “Material Adverse Effect” means a material adverse effect upon (a) the business, assets, operations, property or financial condition of the Credit Parties taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform their obligations under the Loan Documents or (c) the validity or enforceability of the Loan Documents or the material rights or remedies of Administrative Agent, Collateral Agent, the Arrangers, the LC Issuers or the Lenders thereunder. “Material Asset Sale” means any Asset Disposition or series of related Asset Dispositions of Property (other than Accounts and Inventory) by any Borrower or any of its Subsidiaries to any Person with a fair market value equal to or greater than $50,000,000. “Material Contract” means, collectively, (a) all contracts, agreements or other instruments described in Regulation S-K, Item 601(b)(10) promulgated pursuant to the Exchange Act, which the Company is required to file as an exhibit to any annual, quarterly or other report required to be filed by the Company under the Exchange Act and (b) each other material agreement to which any Credit Party or any Subsidiary is a party (other than the Loan Documents) that either (i) relates to DTA and the breach, termination, cancellation or nonperformance of such agreement, or the failure to renew such agreement, would cause the Inventory located at the DTA Coal Export Terminal to no longer constitute Eligible Inventory or would be reasonably likely to result in Liquidity of less than $90,000,000, (ii) relates to indemnity agreements supporting surety bonds in excess of the Threshold Amount; or (iii) in addition to those agreements specified above, is an agreement the breach, termination, cancellation or nonperformance of which, or the failure to renew which, would reasonably be expected to have, a Material Adverse Effect. “Material Leased Real Estate” shall have the meaning set forth in the Security Agreement. “Material Real Estate” shall have the meaning set forth in the Security Agreement. “Mine” means any currently operating mining complex and its associated Reserve Area in respect of any of the Real Estate in the United States in which any Credit Party holds an ownership, leasehold or other interest permitting the occupancy and use of such Real Estate, including any excavation or opening into the earth now or hereafter made from which coal or other minerals are or can be extracted. “Mining Laws” means any and all applicable federal, state, local and foreign statutes, laws, regulations, guidance, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating

- 36 - to mining operations and activities. “Mining Laws” shall include but not be limited to, the Mineral Lands Leasing Act of 1920, the Federal Coal Leasing Amendments Act, the Surface Mining Control and Reclamation Act of 1977, all other land reclamation and use statutes and regulations relating to Coal mining, mining reclamation or reclamation liabilities, the Federal Coal Mine Health and Safety Act, the Black Lung Act and the Coal Act, the MSHA, and the OSHA, each as amended, and their state and local counterparts or equivalents. “Mining Title” means fee simple title to surface and/or coal or an undivided interest in fee simple title thereto or a leasehold interest in all or an undivided interest in surface and/or coal together with no less than those real property, easements, licenses, privileges, rights and appurtenances as are necessary to mine, remove, process and transport coal in the manner currently conducted by the Company or one of its Subsidiaries. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage” shall have the meaning set forth in the Security Agreement. “Mortgage Documents” shall have the meaning set forth in the Security Agreement. “MSHA” means the Federal Mine Safety and Health Act of 1977, 30 U.S.C. §§ 801 et seq., as amended. “Multiemployer Plan” means any “multiemployer plan” as defined in Section 3(37) of ERISA that is sponsored, maintained or contributed to by, or required to be contributed to by, any Credit Party or any of its ERISA Affiliates or with respect to which any Credit Party or any of its ERISA Affiliates previously sponsored, maintained or contributed to or was required to contribute to, at any time during the preceding six calendar years, and still has liability. “Net Proceeds (Asset Dispositions)” means, in connection with any Permitted Asset Disposition (other than the sale of Inventory in the Ordinary Course of Business), the difference between (a) the aggregate amount of cash or Cash Equivalents received by a Credit Party or Subsidiary in connection with such Permitted Asset Disposition, and (b) the sum of (i) all reasonable and customary costs and expenses incurred in connection with such Permitted Asset Disposition up to an amount not to exceed the Threshold Amount; (ii) amounts applied to repayment of Debt secured by a Permitted Lien senior to Administrative Agent’s Liens on assets sold; (iii) taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided, that any such estimated amount reserved for taxes shall be held in an escrow account; provided, further, if the amount of any estimated taxes pursuant to this subclause (iii) exceeds the amount of taxes actually required to be paid in cash in respect of such Permitted Asset Disposition, the aggregate amount of such excess shall constitute Net Proceeds (Asset Dispositions); (iv) amounts held in escrow to be applied as part of the purchase price for such assets; and (v) a reasonable reserve for any adjustment in respect of the purchase price of such asset(s) required pursuant to GAAP and/or the after-tax costs of any indemnification payments (fixed or contingent) attributable to indemnities to the purchaser undertaken by such Credit Party or Subsidiary in connection with such Permitted Asset Disposition; provided that the amounts and reserves described in clauses (iii), (iv) and (v) above, respectively, shall constitute Net Proceeds (Asset Dispositions) at such time as such cash is released and delivered to such Credit Party or Subsidiary or any such reserve is no longer required, as applicable. “Net Proceeds (Loss)” means, in connection with the receipt by a Credit Party or any Subsidiary, or by Administrative Agent as “lender’s loss payee” by endorsement as provided in Section 8.3, of any cash proceeds from a Loss (including proceeds of insurance paid with respect to or awards or compensation

- 37 - arising from any Loss, but excluding any proceeds from business interruption insurance) the difference between (a) the aggregate amount of cash or Cash Equivalents received by such Credit Party or Subsidiary or Administrative Agent in connection with such Loss and (b) the sum of (i) all reasonable and customary costs and expenses incurred in connection with collection thereof (including transfer and similar Taxes in connection with the sale or taking of such Property), and (ii) any amounts applied to repayment of Debt secured by a Permitted Lien senior to Administrative Agent’s Liens with respect to the Property suffering such Loss. “NOLV” or “Net Orderly Liquidation Value” means, as to any Inventory, the expected Dollar amount to be realized at an orderly, negotiated sale of such Inventory, net of all operating expenses, commissions, liquidation expenses, costs of sale, operating expenses, and retrieval and related costs as determined by Administrative Agent from time to time based on the most recent Qualified Appraisal of such Inventory. “NOLV Percentage” means, at any time of determination and with respect to any Inventory, the amount of the value of such Inventory, expressed as a percentage, expected to be realized at an orderly, negotiated sale of such Inventory, net of all operating expenses, commissions and other liquidation expenses, as determined by Administrative Agent from time to time based on the most recent Qualified Appraisal stating the NOLV of such Inventory (it being recognized and agreed by Borrowers that individual types or kinds of Inventory may have different NOLV Percentages). “Non-Consenting Lender” means, with respect to any consent, amendment, or waiver under Section 15.2(a) (including any forbearance of Administrative Agent’s or any Lender’s rights and remedies), any Lender whose consent to such consent, waiver, or amendment (or forbearance) was required but which, for any reason, failed to provide such consent before the later to occur of (a) the end of the period of time established by Administrative Agent for the obtaining of such consent from the Lenders and (b) five (5) Business Days after the Required Lenders shall have provided such consent; provided, however, that any such Lender shall cease to be a Non-Consenting Lender on the 120th day following the later to occur of (i) expiration of the time allotted for obtaining such consent from the Lenders and (ii) the date on which the Required Lenders consented thereto. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning set forth in Section 2.4(a)(vi). “Notes” means each Revolving Note, the Swing Line Note and any other promissory note executed by Borrowers, or any of them, to evidence any Obligations, as amended, restated, amended and restated, supplemented, waived, renewed or otherwise modified from time to time. “Notice of Borrowing” means a notice substantially in the form of Exhibit C or such other form requested by or acceptable to Administrative Agent in its discretion from time to time. “Notice of Conversion/Continuation” means a notice substantially in the form of Exhibit D or such other form requested by or acceptable to Administrative Agent in its discretion from time to time. “Obligations” means all Debts, obligations and other liabilities of every kind and nature of each Credit Party (and all Credit Parties, jointly and severally) at any time or from time to time owed or owing to Administrative Agent (including any former Administrative Agent in its capacity as such), any LC Issuer, any Lender (including any former Lender in its capacity as such), and any Bank Product Provider under this Agreement, any Note or any other Loan Document or Bank Product Agreement (including Swap

- 38 - Obligations, subject to the proviso set forth below), together with all renewals, extensions, modifications or re-financings (other than re-financing by any third party) of any of the foregoing, whether arising from an extension of credit, issuance of a Letter of Credit, acceptance, Loan, Guaranty, indemnification, or otherwise, and whether direct or indirect (including any acquired by assumption), absolute or contingent, due or to become due, primary or secondary, joint or several, and specifically including, but without limitation, (a) all principal of and premium, if any, on the Loans; (b) all LC Obligations and other obligations of the Credit Parties with respect to Letters of Credit; (c) all interest, expenses, fees, Claims and other sums payable by the Credit Parties, or any of them, under this Agreement or the other Loan Documents (including any interest on pre-petition Obligations accruing after the commencement of any Insolvency Proceeding by or against any Credit Party, whether or not allowable in such Insolvency Proceeding); (d) all Indemnitee Obligations; (e) all Bank Product Obligations; (f) all obligations of Credit Parties to make reimbursements hereunder, including in regard to Extraordinary Expenses, (g) all Erroneous Payment Subrogation Rights; and (h) all obligations of Credit Parties under or in respect of any Claims; provided, however, that the term “Obligations” shall expressly exclude any Excluded Swap Obligations. “OFAC” means The Office of Foreign Assets Control of the United States Department of the Treasury or any successor thereto. “Ordinary Course of Business” means the ordinary course of business of any Credit Party or Subsidiary, undertaken in Good Faith. “Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, (d) with respect to any limited liability company, its articles of organization, certificate of formation or comparable documents, as amended, and its operating agreement, as amended, and (e) with respect to any Joint Venture, trust or other form of business entity, its Joint Venture, trust or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “OSHA” means the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 14.4).

- 39 - “Over Advance” means, at any time of determination, the amount, if any, by which the Aggregate Revolving Obligations at such time exceed the Borrowing Base at such time. “Over Advance Loan” means a Base Rate Revolving Loan made when an Over Advance exists or is caused by the funding thereof. “Owner Trustee” means Bank of Utah, not in any individual capacity but solely in its capacity as owner trustee under the Trust Agreement (N731BP) dated July 26, 2016, between Bank of Utah, as owner trustee, and the Company, as operator. “Paid in Full,” “Pay in Full,” “Payment in Full” (and words of similar import) means: (i) with respect to the Obligations, or any portion thereof, and except as provided in clause (ii) below, the full and indefeasible payment thereof, including any interest, fees, and other charges and charges thereon (including any thereof accruing during an Insolvency Proceeding, whether or not allowed in such proceeding), in immediately available collected funds; plus (ii) if such Obligations are LC Obligations or otherwise are inchoate or contingent in nature, the Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to Administrative Agent in its discretion, in an amount at least equal to the otherwise required Cash Collateral); plus (iii) in connection with the payment of all, or substantially all, Obligations (excepting therefrom any Obligations described in and governed by clause (ii) above), the termination of all Commitments relative to such Obligations and the release of all Claims of all Credit Parties against Administrative Agent, LC Issuer and the Lenders arising on or before the full payment date in respect of such Obligations. “parent,” in relation to any Subsidiary, is a Person that owns or Controls more than fifty percent (50%) of issued and outstanding capital stock or other Equity Interests of such Subsidiary, either directly or indirectly. “Participant” has the meaning given such term in Section 13.1(d). “Participant Register” has the meaning given such term in Section 13.1(d). “PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001). “Payment Conditions” means, at any time of determination, in respect of any Acquisition, Asset Disposition, Investment, Restricted Payment or other specified transaction, (a) no Default or Event of Default shall have occurred and be continuing or would immediately result from such specified transaction; and (b) Borrowers shall have Qualified Cash at Regions Bank, but excluding any Borrowing Base Qualified Cash, both immediately after giving effect to the specified transaction and on each of the thirty (30) consecutive days immediately preceding the date of the specified transaction (but giving pro forma effect to the specified transaction as though it had been consummated on the first day of such 30-day period), of not less than $100,000,000. “Payment Item” means each check, draft, or other item of payment payable to a Credit Party, including those constituting Proceeds of any Collateral. “PBGC” means the Pension Benefit Guaranty Corporation.

- 40 - “Pension Plan” means any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Credit Party or ERISA Affiliate or to which the Credit Party or ERISA Affiliate contributes or has an obligation to contribute at any time during the preceding six calendar years, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the preceding five (5) plan years. “Permits” means any and all permits, approvals, licenses, registrations, consents, notifications, identification numbers, bonds, waivers or exemptions and any other regulatory authorization and other authorizations, in each case, from a Governmental Authority having jurisdiction over the applicable activity. “Permitted Acquisition” means an Acquisition by a Credit Party or any Subsidiary of all or substantially all of the assets, a business unit or a division of a Person, or all or substantially all of the Equity Interests of a Person, in each instance if and to the extent that such Person is organized under the laws of the United States of America or any State thereof, so long as each of the following conditions is satisfied prior to, or upon, such Acquisition being consummated, as determined by Administrative Agent in its reasonable discretion (unless and except to the extent that one or more of such conditions is otherwise waived or modified in one or more instances by Administrative Agent, in its reasonable discretion): (a) with respect to any Acquisition with a purchase price in excess of $50,000,000, Administrative Agent shall have received from Borrower Representative at least thirty (30) days’ written notice of such Acquisition prior to the consummation of the Acquisition; (b) such acquired Person or assets, as applicable, are located in the continental United States of America and satisfy the provisions of Section 9.7(j); (c) with respect to any Person that is or becomes a Subsidiary organized in the United States, such Person shall deliver all of the documents that are required by Section 8.14 and Section 8.15 within the time periods set forth therein (including amendments or supplements to this Agreement, the Security Documents or such other documents as Administrative Agent may deem reasonably necessary or advisable) and the certificates representing the Equity Interests of such Person, together with undated powers executed and delivered in blank by a Responsible Officer of the applicable Credit Party or such Subsidiary, as the case may be, and take all actions deemed necessary or advisable by Administrative Agent to cause the Lien created by this Agreement to be duly perfected against the Equity Interests in and Property of such Person, including the filing of Financing Statements (including as-extracted financing statements if applicable) in such jurisdictions as may be requested by Administrative Agent and a collateral assignment of rights with respect to the applicable Acquisition documents executed by the applicable Credit Parties and (unless otherwise agreed by Administrative Agent) acknowledged and accepted by the seller and target of such Acquisition; provided, that, in respect of acquired entities that will not become Credit Parties or acquired assets that will not be acquired by Credit Parties, the aggregate amount of such Investments, when taken together with Investments in Immaterial Restricted Subsidiaries and non-Credit Parties made pursuant to Section 9.4(u) and Intercompany Debt of Immaterial Restricted Subsidiaries incurred pursuant to Section 9.1(k) (subject to the proviso at the end of Section 9.1), shall not in the aggregate exceed the greater of $70,000,000 and 8% of Consolidated Net Tangible Assets; (d) no Default or Event of Default shall exist or result therefrom, and, without limitation of the foregoing, no Debt will be incurred, assumed, or would exist with respect to any Credit Party or any Subsidiaries as a result of such Acquisition, other than Debt permitted to exist under Section 9.1, no Liens will be incurred, assumed, or would exist with respect to the assets of any Credit Party or any Subsidiary as a result of such Acquisition other than Permitted Liens;

- 41 - (e) at the time of and immediately after giving effect to such Acquisition on a Pro Forma Basis (after giving effect to any Revolving Loans or other extensions of credit and other Debt incurred to finance such Acquisition), each of the Payment Conditions are satisfied in regard thereto; (f) such Acquisition is not consummated in connection with a “hostile takeover” or proxy fight or similar transaction; and (g) such Acquisition and all transactions related thereto are consummated in all material respects in accordance with Applicable Laws. In connection with any Permitted Acquisition whether by purchase of stock, merger, or purchase of assets and whether in a single transaction or series of related transactions, by a Borrower, Administrative Agent shall have the right to determine in its discretion which assets so acquired shall be included in the Borrowing Base (subject to the provisions of the definitions “Borrowing Base,” “Eligible Accounts,” “Eligible Billed Accounts,” “Eligible Unbilled Accounts,” and “Eligible Inventory” and any other provisions of this Agreement and the other Loan Documents applicable to the computation and reporting of the Borrowing Base). In connection with such determination, Administrative Agent may obtain, at Borrowers’ expense, such appraisals, field exams and other diligence and assessments of such assets (including a copy of the purchase agreement and lien search results that reflect that, after giving effect to the Acquisition and any contemplated releases, there are no Liens other than Permitted Liens with respect to the Acquisition target or assets) as it may deem desirable and all such appraisals, exams and other assessments shall be paid for by Borrowers; provided, that in no event shall the purchased assets be included in the Borrowing Base until Administrative Agent has completed applicable appraisals, exams and other assessments in form and substance satisfactory to Administrative Agent in its Reasonable Credit Judgment with respect to such assets. “Permitted Asset Disposition” means, as long as all Net Proceeds (Asset Dispositions) with respect thereto are remitted to Administrative Agent to the extent required hereby, an Asset Disposition that constitutes or is: (a) a sale of Inventory or Equipment in the Ordinary Course of Business; (b) an Asset Disposition of Equipment that is surplus, obsolete, un-merchantable, worn out or otherwise unsalable or that, in the reasonable judgment of any Borrower, is no longer useful in its business, in each case in the Ordinary Course of Business; (c) an Asset Disposition of Intellectual Property that is, in the reasonable judgment of Borrowers, no longer economically practicable to maintain or useful in the conduct of the Credit Parties and their Subsidiaries’ business; (d) (i) a write-off, discount, sale, or other disposition of defaulted or past due Accounts and similar obligations in the Ordinary Course of Business and (for avoidance of any doubt) not part of any financing of Accounts and (ii) dispositions of Accounts (other than Eligible Accounts) in connection with the compromise, settlement or collection thereof in the Ordinary Course of Business or in bankruptcy or similar proceeding with respect to the Account Debtor; (e) a sale, transfer or other disposition, of any Property (i) by a Borrower to another Borrower; (ii) by any Guarantor to a Borrower or other Guarantor; (iii) by any Foreign Subsidiary to any other Foreign Subsidiary; (iv) by any Domestic Subsidiary that is not a Credit Party to any other Domestic Subsidiary that is not a Credit Party; or (v) by any Subsidiary that is not a Credit Party to any Credit Party for fair market value or for a value more favorable to such Credit Party (in each case as determined by Borrowers

- 42 - in Good Faith) at the time of such sale, transfer, or disposition; provided that any such disposition of Property constituting Collateral shall be made subject to the Lien of Administrative Agent thereon; (f) a Division, to the extent expressly permitted by Section 9.7; (g) termination of a lease of Property that is not necessary for the Ordinary Course of Business, would not reasonably be expected to have a Material Adverse Effect, and does not result from any Credit Party’s or Subsidiary’s default thereunder; (h) a license, sublicense or cross-license of Intellectual Property rights in the Ordinary Course of Business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Credit Parties and their Subsidiaries; (i) (i) the grant in the Ordinary Course of Business of any non-exclusive easements, permits, licenses, rights of way, surface leases or other surface rights or interests and (ii) any lease, sublease, license, or sublicense of Real Estate granted by any Credit Party or Subsidiary to other Persons, in each case in the Ordinary Course of Business not interfering in any material respect with any Credit Party or Subsidiary’s business or Administrative Agent’s access to any Collateral; (j) an Asset Disposition of Excluded Collateral and other Asset Dispositions that do not constitute Material Asset Sales; (k) (i) transfers of condemned property as a result of the exercise of “eminent domain” or other similar policies or (ii) transfers of properties to the extent that such property has been subject to a casualty event for which the Credit Parties or a creditor with a Lien on such property that is permitted hereunder have received (or have not been denied) insurance proceeds or condemnation awards; (l) the voluntary termination of any Swap Agreement to which a Credit Party is party; (m) other Asset Dispositions (other than sales or dispositions of Inventory and Accounts, except to the extent such Asset Disposition is in connection with a disposition of a mining operation or all or substantially all of the assets of the relevant Subsidiary or Subsidiaries), if immediately after giving effect to such Asset Disposition, (i) no Event of Default has occurred and is continuing, (ii) no Cash Dominion Period exists at the time of such Asset Disposition (or would commence if Borrowers were required to deliver a Borrowing Base Certificate immediately after consummation of such Asset Disposition), (iii) the consideration received for such Asset Disposition shall be in an amount at least equal to the fair market value thereof as reasonably determined by the applicable Borrower in good faith, and (iv) at least 75% of the consideration for such Asset Disposition undertaken pursuant to this clause (m) shall be paid in cash or Cash Equivalents, provided, that, solely for purposes of this clause (iv), each of the following shall be deemed to be cash: (A) any securities, notes, other obligations or assets received by any Borrower or any Subsidiary from such transferee that are converted by such Borrower or such Subsidiary into cash or Cash Equivalents within one hundred eighty (180) days of the receipt thereof, to the extent of the cash or Cash Equivalents received in that conversion; (B) any reclamation, employment related or any other liabilities of any Borrower or any Subsidiary (other than contingent liabilities) that are assumed by the transferee of any such assets and as a result of which such Borrower or such Subsidiary is released from further liability; and (C) any Designated Non-Cash Consideration received by any Borrower or any of their Subsidiaries in such Asset Disposition; provided, that the aggregate fair market value of such Designated Non-Cash Consideration, as reasonably determined by the applicable Borrower in good faith, taken together with the fair market value at the time of receipt of all other Designated Non-Cash Consideration received pursuant to this clause (m) during the term of this Agreement shall not exceed $10,000,000;

- 46 - “Permitted Refinancing Debt” means Debt that is incurred to extend, renew, replace, or refinance another Debt (the “Existing Debt”), to the extent that (a) the aggregate principal amount of such Debt does not exceed the principal amount of the Existing Debt at the time such Debt is incurred (other than by the amount of premiums paid thereon, accrued and unpaid interest paid on account thereof, the fees and expenses incurred in connection therewith, and any existing unutilized commitments thereunder); (b) such Debt does not mature earlier than the Existing Debt; (c) the weighted average life to maturity of such Debt (measured as of the date of the extension, renewal, replacement or refinancing) is no less than that of the Existing Debt; (d) the interest rate of such Debt, on an all-in basis, is not greater than the Existing Debt; (e) in relation to the Obligations, such Debt has the same or lower Lien and payment priority as the Existing Debt and if requested by Administrative Agent, the holders of such Debt and Borrowers shall have executed an acceptable Intercreditor Agreement with Administrative Agent; (f) if the Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then, the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable, taken as a whole, to the Lenders and other Secured Parties as those that were applicable to the refinanced, renewed, or extended Debt; (g) the representations, covenants, and defaults applicable to such Debt are no less favorable to any Borrower or other Credit Party than those applicable to the Existing Debt; (h) no Liens secure such Debt, other than Liens of the same scope, nature, and priority, and covering the same assets, as those which secured the Existing Debt; (i) no Person is obligated with respect to such Debt (as borrower, guarantor, or otherwise) to any greater extent than such Person is obligated with respect to the Existing Debt; (j) the material terms (other than pricing and yield and optional prepayment or redemption provisions) of such Debt or of any agreement entered into or of any instrument issued in connection therewith are not, in the aggregate, less favorable in any material respect to Borrowers or any other Credit Parties or to the Lenders or any other Secured Parties than the terms of any agreement or instrument governing the Debt so extended, refinanced, renewed, replaced, defeased or refunded (except for covenants and other provisions applicable only to periods after the Commitment Termination Date); and (k) at the time such Debt is incurred, and after giving effect thereto, no Default or Event of Default exists. “Permitted Third Party Bank” shall mean (a) any Lender or Affiliate of a Lender or any Person that was a Lender or an Affiliate of a Lender at the time an Article 9 Control Agreement was entered into with such Person and (b) any other bank or other financial institution acceptable to Administrative Agent in its reasonable discretion, in the case of each of clauses (a) and (b) above, with whom any Credit Party maintains a Deposit Account subject to the Article 9 Control of Administrative Agent and with whom an Article 9 Control Agreement has been executed. “Person” means any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity. “Plan” means, as applicable to any one or more Credit Parties or ERISA Affiliates, a Benefit Plan, a Pension Plan, a Multiemployer Plan or a Foreign Plan. “Plan of Reorganization” means Alpha Natural Resources, Inc.’s Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession as confirmed by the United States Bankruptcy Court for the Eastern District of Virginia in the Confirmation Order (together with all exhibits and schedules thereto) as in effect on the date hereof. “Platform” has the meaning given to such term in Section 15.1(d). “Prime Rate” means the per annum rate that Administrative Agent, acting in its individual capacity as a bank, publicly announces from time to time to be its prime lending rate, as in effect from time to time.

- 47 - Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to its customers. “Principal Office” means, for Administrative Agent, the Swing Line Lender, LC Issuer and each Lender, such Person’s “Principal Office” as set forth on Appendix B, or such other office as it may from time to time designate in writing to Borrower Representative and each Lender. “Pro Forma Basis” means, with respect to any determination related to any Acquisition, Asset Disposition, Investment, Restricted Payment or other specified transaction, that such determination shall be made giving effect to such transaction as if such transaction and any related transactions had been consummated on the first day of the most recently ended twelve (12) Fiscal Months of the Tested Companies for which internal financial statements have been made available to Administrative Agent and Lenders pursuant to Section 8.6(b) immediately preceding the date on which such transaction occurs. In connection with the foregoing, (a)(i) with respect to any Asset Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the Property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii) with respect to any Acquisition, income statement items attributable to the Person or Property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Tested Companies in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1 and (B) such items are supported by financial statements or other information satisfactory to Administrative Agent and (b) any Debt incurred or assumed by any of the Tested Companies (including the Person or Property acquired) in connection with such transaction (i) shall be deemed to have been incurred as of the first day of the applicable period and (ii) if such Debt has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Debt as of the relevant date of determination. “Pro Rata” means, with respect to any Lender, a percentage (carried out to the ninth decimal place) determined (a) while Revolving Commitments are outstanding, by dividing the amount of such Lender’s Revolving Commitment by the aggregate Revolving Commitments and (b) at any other time, by dividing the aggregate outstanding principal amount of such Lender’s Loans and LC Obligations by the aggregate outstanding principal amount of all Loans and LC Obligations; provided, that, if all of the Revolving Loans have been Paid in Full and all Revolving Commitments have been terminated, but Letters of Credit remain outstanding, “Pro Rata” under this clause shall be determined as if the Revolving Commitments had not been terminated and based upon the Revolving Commitments as they existed immediately prior to their termination; and, provided, further, that, if all Loans have been Paid in Full and all Commitments have been terminated, and all LC Obligations have been terminated, Paid in Full or Cash Collateralized, the term “Pro Rata” as used under this clause shall be determined as if the Revolving Commitments had not been terminated and based upon the Revolving Commitments as they existed immediately prior to their termination or in such other manner as Administrative Agent shall determine, its discretion, then to be fair and equitable. “Pro Rata Share” means, with respect to any amount and in reference to any Lender, the portion of such amount allocable to such Lender on a Pro Rata basis. The initial Pro Rata Shares of the Lenders, based on their respective Revolving Commitments, is set forth on Appendix A. “Production Payments” means with respect to any Person, all production payment obligations and other similar obligations with respect to coal and other natural resources of such Person that are recorded as a liability or deferred revenue on the financial statements of such Person in accordance with GAAP.

- 48 - “Projections” means, for any fiscal period, projections of the Tested Companies’ Consolidated balance sheets, results of operations, cash flow, Financial Covenant compliance and Excess Availability for such period, all of which shall be in form and substance satisfactory to Administrative Agent. “Properly Contested” means, with respect to any Debt, liability or other obligation of any Person, (a) such Debt, liability or other obligation is subject to a bona fide dispute regarding amount or such Person’s liability to pay; (b) such Debt, liability or other obligation is being properly contested in Good Faith by appropriate proceedings timely instituted and diligently pursued; (c) appropriate reserves in regard thereto have been established in accordance with GAAP; (d) non-payment of such Debt, liability or other obligation would not reasonably be expected to have a Material Adverse Effect, nor result in forfeiture or sale of any assets of such Person; (e) no Lien is imposed on assets of such Person, unless bonded and stayed to the satisfaction of Administrative Agent and, in any event, junior to Administrative Agent’s Liens on any or all of such assets; and (f) if such Debt, liability or other obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review. “Property,” for any Person, means any right, title or interest of such Person in any type or kind of property or asset, whether Real Estate or personal property, or tangible or intangible property. “Properties” refers, collectively, thereto. “Proprietary Rights” has the meaning given to such term in Section 7.10. “Protective Advances” has the meaning given such term in Section 2.1(e). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning given such term in Section 15.1(d)(iii). “Purchase Money Debt” means Debt (other than the Obligations) (a) for payment of any of the purchase price of Real Estate or Equipment, which Debt does not exceed the cost of acquiring such Real Estate or Equipment, including any related transaction costs and (b) incurred at the time of, or within ten (10) days before or after, the acquisition of such Real Estate or Equipment, for the purpose of financing all or a portion of the purchase price therefor, which Debt does not exceed the cost of acquiring such Real Estate or Equipment, including any related transaction costs. “Purchase Money Lien” means a Lien that secures Purchase Money Debt, encumbering only the fixed assets acquired with such Debt and constituting a Financing Lease or a purchase money security interest under the UCC. “Qualified Appraisal” means, with respect to any Property, an appraisal of such Property conducted in a manner and with such scope and using such methods as are reasonably acceptable to Administrative Agent by an appraiser selected by, or reasonably acceptable to, Administrative Agent, the results of which are reasonably acceptable to Administrative Agent. “Qualified Cash” means unrestricted cash of Borrowers that is free and clear of all Liens other than Collateral Agent’s valid, perfected and first-priority Lien, and which is maintained in U.S. Deposit Accounts with (i) Administrative Agent and subject to an Article 9 Control Agreement in favor of the Collateral Agent, or (ii) other Lenders, subject to a “blocked” Article 9 Control Agreement in favor of Collateral Agent; provided, that, for purposes of determining the amount of Borrowing Base Qualified Cash at any time, such amount may be reduced, at Administrative Agent’s option, by any obligations owing to it as a depository bank.

- 49 - “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that, at the time its Guarantee (or grant of Lien, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding Ten Million Dollars ($10,000,000) or such other Credit Party as constitutes an “eligible contract participant” under the Commodity Exchange Act and that may cause another Person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Raw Coal” means Coal having been extracted from a Mine but not yet put through the washing process. “RCM” means Regions Capital Markets, a division of Regions Bank. “Real Estate” means all right, title, and interest (whether as owner, lessor, or lessee) of a Person in any Property that constitutes real property (including Fixtures), or any interest therein (including a leasehold estate), and all buildings, structures and other improvements thereon or thereto, together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and other appurtenances appertaining to the foregoing, and all right, title and interest, if any, in and to any streets, ways, alleys, strips or gores of land adjoining the same or any part thereof. “Reasonable Credit Judgment” means Administrative Agent’s commercially reasonable credit judgment (from the perspective of a secured asset-based lender), in accordance with customary business practices exercised in good faith; provided, that as it relates to the establishment of Reserves or the adjustment or imposition of exclusionary criteria, Reasonable Credit Judgment will require that (a) such establishment, adjustment or imposition after the Closing Date be based on the analysis of facts, events, conditions or contingencies first occurring or first discovered by Administrative Agent after the Closing Date or that are materially different from facts, events, conditions or contingencies known to Administrative Agent on the Closing Date, (b) the imposition or increase of any Reserve shall not duplicate (x) the exclusionary criteria set forth in the definitions of “Eligible Account,” “Eligible Unbilled Account” and “Eligible Inventory,” as applicable (and vice versa), or (y) any Reserves deducted in computing book value or Net Orderly Liquidation Value, and (c) the amount of any such Reserve so established or the effect of any adjustment or imposition of exclusionary criteria shall bear a reasonable relationship to the facts that form the basis therefor. “Recipient” means (a) Administrative Agent, (b) any Lender and (c) LC Issuer, as applicable. “Refunded Swing Line Loans” has the meaning given such term in Section 2.3(b)(iii). “Regions Bank” means Regions Bank, an Alabama bank, and its successors and assigns. “Regions Bank Indemnitees” means Regions Bank and its Related Parties. “Register” has the meaning given such term in Section 13.1(c). “Reimbursement Date” has the meaning given such term in Section 2.4(b). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, attorneys, accountants, consultants, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of

- 50 - Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means any investigation, identification, preliminary assessment, characterization, delineation, feasibility study, cleanup, corrective action, removal, remediation, risk assessment, fate and transport analysis, in-situ treatment, the treatment of discharges or seeps, containment, operation and maintenance or management in-place, control, abatement or other response actions to Hazardous Materials and any closure or post-closure measures, or reclamation activities associated therewith. “Rent and Charges Reserve” means, without duplication, an amount determined from time to time by Administrative Agent in its Reasonable Credit Judgment as a Reserve for (a) three months’ rent, fees, charges, and other amounts owing by a Borrower to any Third Party Claimant (except for Lamberts Point Terminal) where the value of any Inventory of Borrowers is located, stored, used or held by or at the property of such Third Party Claimant exceeds $1,500,000, unless such Person has executed and delivered a Third Party Claimant Agreement and (b) the amount of all accrued but unpaid or past due rent, fees, charges, or other amounts owing by a Borrower to Third Party Claimants. “Report” has the meaning given such term in Section 12.2(c). “Required Lenders” means, subject to Section 4.2, at least two (2) Lenders that are not Affiliates (unless there is only one (1) Lender, in which case, such Lender) having (a) Revolving Commitments collectively (or individually) in excess of fifty percent (50%) of the aggregate Revolving Commitments or (b) if the Revolving Commitments have terminated, having Aggregate Revolving Obligations collectively (or individually) in excess of fifty percent (50%) of all outstanding Aggregate Revolving Obligations; provided, however, that the Commitments and Revolving Credit Exposure held by a Defaulting Lender shall be disregarded for purposes of determining Required Lenders. “Reserve Area” means (a) the Real Estate constituting coal reserves owned in fee by any Credit Party or in which a Credit Party has a leasehold interest that is part of the Reserve Areas listed on Schedule 1.1(d) and (b) any Real Estate constituting coal reserves owned in fee by any Credit Party or in which a Credit Party has a leasehold interest, acquired after the Closing Date, in each case, that is not an active Mine. “Reserves” means the sum of (without duplication) (a) the Shipping Reserve; (b) the Rent and Charges Reserve; (c) the Bank Product Reserve; (d) the Dilution Reserve; (e) the Delivery at Possession Inventory Reserve; and (f) other reserves established or maintained by Administrative Agent in its Reasonable Credit Judgment, and which have, or could reasonably be expected to have, an adverse effect on the value of the Collateral or the Liens of Administrative Agent thereon. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, with respect to any Credit Party or Subsidiary, the chairman of the board, president, chief executive officer, chief financial officer, treasurer, chief operating officer, general counsel or other officer, partner, member or representative having the same or similar responsibilities (regardless of title) of such Person. “Restricted Payment” means each of the following, individually, or, if more than one or all, then, collectively: (a) any payment of (or declaration to pay) a dividend or other distribution (whether in cash, securities, or other Property), whether direct or indirect, on account of any Equity Interests issued by any

- 51 - Credit Party or any of its Subsidiaries, as the case may be, whether now or hereafter outstanding (including any such payment, or declaration of payment, made in connection with any merger or consolidation or otherwise as part of any Acquisition); (b) any return of capital, redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests issued by any Credit Party or any of its Subsidiaries, whether now or hereafter outstanding (including any such payment, or declaration of payment, made in connection with any merger or consolidation or otherwise as part of any Acquisition), except for any redemption, retirement, sinking fund or similar payment made solely in such other shares or units of the same class of Equity Interests or any class of Equity Interests that are junior to that class of Equity Interests; or (c) any cash payment made to redeem, purchase, repurchase, or retire, or obtain the surrender of, any outstanding warrants, options, or other rights to acquire any Equity Interests issued by any Credit Party or any of its Subsidiaries, whether now or hereafter outstanding. “Restrictive Agreement” means an agreement (other than this Agreement or the other Loan Documents) that conditions or restricts the right of any Credit Party or Subsidiary to (a) incur or repay or Guarantee any Funded Debt; (b) relocate, sell, lease, transfer, dispose of, or grant Liens on, any assets or Property (including by way of a so-called “negative pledge” or similar agreement); (c) declare or make Restricted Payments; (d) modify, extend, or renew this Agreement, any other Loan Document or any other agreement evidencing or securing Funded Debt or any Material Contract; or (e) repay any Intercompany Debt or intercompany payables. “Revolving Commitment” means, at any time of determination and with respect to each Lender, such Lender’s obligation to make Revolving Loans, participate in Swing Line Loans, and participate in LC Obligations. “Revolving Commitments” means, at any time of determination, the aggregate amount of such commitments of all Lenders. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement or any other agreement pursuant to which such Lender becomes a party hereto, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Closing Date is One Hundred Fifty-Five Million Dollars ($155,000,000). “Revolving Commitment Increase” has the meaning given such term in Section 2.1(f). “Revolving Credit Exposure,” on any date, means, for each Lender, the aggregate amount (without duplication) of such Lender’s outstanding Revolving Loans and its participation in (a) Swing Line Loans (or in the case of Swing Line Lender, its Swing Line Loans (net of any participations therein by other Lenders)) and (b) outstanding LC Obligations on such date. “Revolving Loan” means a loan made pursuant to Section 2.1, and any Swing Line Loan, Over Advance Loan or Protective Advance. “Revolving Note” means a promissory note executed by Borrowers in favor of a Lender in the form of Exhibit A-1, or such other form as may be requested or approved by Administrative Agent from time to time, which promissory note shall be in the amount of such Lender’s Revolving Commitment and shall evidence the Revolving Loans made by such Lender. “Royalties” means all royalties, fees, expense reimbursement and other amounts payable by a Credit Party under a License or with respect to Mining Title to any property. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

- 52 - “Sanctioned Country” means (a) a country, territory or a government of a country or territory, (b) an agency of the government of a country or territory, or (c) an organization directly or indirectly owned or Controlled by a country, territory or its government, that is subject to Sanctions. “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals” or any other Sanctions related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or Controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, (c) the European Union, (d) any European Union member state, (e) His Majesty’s Treasury of the United Kingdom or (f) any other relevant sanctions authority. “Sandusky Coal Dock” means 2705 W. Monroe Street, Sandusky, Ohio 44870. “SEC” means the United States Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Secured Party” means Administrative Agent, each LC Issuer, each Lender, each Bank Product Provider, each Indemnitee and any other Person at any time entitled to receive the benefit of a Lien on any Collateral under the Loan Documents; and “Secured Parties” means all of such Persons. “Secured Party Designation Notice” means a notice in the form of Exhibit H or such other form as may be requested or approved by Administrative Agent from time to time, to the extent required to be given by Section 12.13, from a Bank Product Provider to Administrative Agent to the effect that such Bank Product Provider holds Bank Product Obligations entitled to be secured by the Collateral, (a) describing and setting forth therein its Good Faith determination of the estimated maximum amount thereof to be created or incurred (which such Bank Product Provider may increase or decrease in respect of such Bank Product by subsequent Secured Party Designation Notice), and (b) agreeing to be bound by Section 12.13. “Security Agreement” means the Security Agreement, dated as of the Closing Date, made between Credit Parties and Administrative Agent. “Security Documents” means the Security Agreement, together with any Financing Statements, any Mortgages and other Mortgage Documents, all other security agreements and notices of security interests in Intellectual Property filed or to be filed with any applicable filing office or registry, Article 9 Control Agreements, any pledge agreement and all other documents, instruments, and agreements now or hereafter executed or delivered by a Credit Party to any Secured Party for purposes of securing (or intending to secure), or perfecting (or intending to perfect) Liens securing, any Obligations. “Severance Taxes” means Taxes arising from the severance, extraction or production of natural resources, including coal, raw coal, oil and other minerals and natural resources. “Shipping Reserves” means any reserve established by Administrative Agent in its Reasonable Credit Judgment for amounts payable to (a) Norfolk Southern Railway or its Affiliates (or any successor owner or operator of Lamberts Point Terminal), (b) CSX Transportation or its Affiliates (or any successor owner or operator of Chesapeake Bay Piers) or (c) any additional rail carrier or rail forwarder utilized by Borrowers from time to time.

- 53 - “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding U.S. Government Securities Business Day; provided if the published rate is subsequently corrected and provided by the SOFR Administrator or on the SOFR Administrator’s Website within the longer of one hour of the time when such rate is first published and the republication cut-off time for SOFR, if any, as specified by the SOFR Administrator in the SOFR benchmark methodology then the secured overnight financing rate for such Business Day will be subject to those corrections. “SOFR Adjustment” means 0.10% (10 basis points). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Sold Receivables” means those Accounts originated by Borrowers or any Subsidiary of Borrowers sold or assigned to a Permitted Receivables Purchaser pursuant to a Permitted Receivables Transaction. “Solvent” means, as to any Person, that such Person (a) owns Property whose fair salable value is greater than the amount required to pay all of its Debts (including contingent, subordinated, un-matured, and unliquidated liabilities); (b) owns Property whose present fair salable value is greater than the probable total liabilities (including contingent, subordinated, un-matured, and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its Debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. For purposes of this definition, “fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase. “Specified Credit Party” means any Credit Party that is, at the time on which the Guarantee (or grant of Lien, as applicable) becomes effective with respect to a Swap Obligation, a corporation, partnership, proprietorship, organization, trust or other Entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Section 5.7(f). “Specified Event of Default” means any of the following: (a) an Event of Default under Section 11.1(a); (b) a Bankruptcy Event of Default, or (c) an Event of Default under Section 10. “State Settlement Accounts” means Deposit Accounts and/or Securities Accounts required in connection with any settlements in effect on the date hereof that have been approved by Borrowers and any state or federal environmental regulatory agencies with respect to ongoing regulatory compliance obligations settled in connection with the Plan of Reorganization. “Stated Revolving Commitment Termination Date” means October 27, 2027.

- 54 - “Subordinated Debt” means Debt (including Intercompany Debt) incurred by a Credit Party that is expressly subordinate and junior in right of payment to Payment in Full of all Obligations on terms (including maturity, interest, fees, repayment, covenants, and subordination) satisfactory to Administrative Agent pursuant to an acceptable Subordination Agreement or otherwise. “Subordination Agreement” means (a) any agreement among Administrative Agent, a Credit Party and the holder of any third party Debt owing to such Person by a Credit Party pursuant to which such Debt is made Subordinated Debt and any Liens on Collateral securing the payment thereof otherwise permitted to exist pursuant to Section 9.2 are made subordinate to the Lien of Administrative Agent thereon, in each case, on terms and conditions satisfactory to Administrative Agent in its discretion and (b) this Agreement and any other subordination agreement delivered from time to time with respect to Intercompany Debt or Affiliate Debt, which shall be on terms and conditions satisfactory to Administrative Agent. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture (including any Joint Venture) or other business Entity of which more than fifty percent (50%) of the Voting Equity Interests is at the time owned or Controlled, directly or indirectly, by that Person, or the accounts of which would be Consolidated with those of such Person in its Consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date, or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person Controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Any unqualified reference to a Subsidiary in this Agreement or in any other Loan Document means a Subsidiary of the applicable Credit Party or a Credit Party if not otherwise stated or implied by context. Notwithstanding the foregoing, (x) neither of DTA nor Marshall Land LLC will be a “Subsidiary” for purposes of this Agreement (other than solely for purposes of the financial statements that Borrowers are required to deliver pursuant to Section 8.6(b) and (c) of this Agreement) including with respect to any financial ratios and other financial calculations (including Liquidity, Qualified Cash or any calculation based on unrestricted cash of Borrowers), and (y) the Owner Trustee shall not be considered a Subsidiary of any Credit Party. “Super-Majority Lenders” means at least two (2) Lenders (unless there is only one (1) Lender, in which case, such Lender) having (a) Revolving Commitments, collectively (or individually), in excess of sixty-six and two-thirds percent (66-2/3%) of the aggregate Revolving Commitments or (b) if the Revolving Commitments have terminated, Revolving Credit Exposure, collectively (or individually), in excess of sixty-six and two-thirds percent (66-2/3%) of the Aggregate Revolving Obligations; provided, however, that the Commitments and Revolving Credit Exposure held by a Defaulting Lender shall be disregarded for purposes of determining Super-Majority Lenders. “Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, currency swap transactions, cross-currency rate swap transactions, currency options, cap transactions, floor transactions, collar transactions, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options or warrants to enter into any of the foregoing), whether or not any such transaction is governed by, or otherwise subject to, any master agreement or any netting agreement, and (b) any and all transactions or arrangements of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement (or similar documentation) published from time to time by the International Swaps and Derivatives Association, Inc., any “International Foreign Exchange Master Agreement”, or any other

- 55 - master agreement (any such agreement or documentation, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any such Master Agreement. “Swap Obligation” means with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a) above, the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (that may include a Lender or any Affiliate of a Lender). “Swing Line Lender” means Regions Bank, together with its successors and assigns. “Swing Line Loan” means any Borrowing funded with Swing Line Lender’s own funds pursuant to Section 2.3. “Swing Line Note” means a promissory note executed by Borrowers in favor of Swing Line Lender in the form of Exhibit A-2, or such other form as may be requested or approved by Administrative Agent from time to time, which note shall be in the maximum amount of Swing Line Loans that Swing Line Lender has agreed to make to Borrowers pursuant to Section 2.3(a) and shall evidence Swing Line Loans made by Swing Line Lender. “Swing Line Rate” means the Base Rate plus the Applicable Margin applicable to Base Rate Revolving Loans (or with respect to any Swing Line Loan advanced pursuant to an Auto Borrow Agreement, such other rate as separately agreed in writing between Borrowers and Swing Line Lender). “Swing Line Sublimit” means, at any time of determination, the lesser of (a) Fifteen Million Dollars ($15,000,000) and (b) the aggregate unused amount of Revolving Commitments then in effect. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees, or other charges imposed by any Governmental Authority, including any income, excise, ad valorem, payroll, and sales taxes, together, in each case, all interest, penalties, fees, charges, and additions applicable thereto. “Term SOFR” means, for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator, subject to Section 14.1. Notwithstanding anything contained herein to the contrary, if Term SOFR, as so determined, is ever less than zero percent (0%) per annum, then, Term SOFR shall be deemed to be zero percent (0%) per annum for all purposes of this Agreement and the other Loan Documents. Each calculation by

- 56 - Administrative Agent of Term SOFR shall be conclusive and binding for all purposes, absent manifest error. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion). “Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”); provided, if any Benchmark Replacement incorporated is incorporated into this Agreement pursuant to Section 14.1, then, “Term SOFR Loan” means a Loan that bears interest at a rate based on the then-current Benchmark following the applicable Benchmark Replacement. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Tested Companies” means the Company and its Subsidiaries, on a Consolidated basis in accordance with GAAP. “Third Party Claimant” means any (a) lessor, mortgagee, mechanic or repairman, warehouse operator or warehouseman, processor, packager, Consignee, shipper, customs broker, freight forwarder, surety, bailee, or other third party which may have possession of any Collateral (including any Inventory or As-Extracted Collateral) or lienholders’ enforcement rights against any Collateral (including any Inventory or As-Extracted Collateral); or (b) licensor whose rights in or with respect to any Collateral limit or restrict or may, in Administrative Agent’s determination, limit or restrict Credit Parties’ or Administrative Agent’s rights to sell or otherwise dispose of such Collateral. “Third Party Claimant Agreement” means an agreement in form and substance satisfactory to Administrative Agent in each case containing terms requested by or acceptable to Administrative Agent and as the same may be amended, restated, supplemented, or otherwise modified from time to time, among other things, pursuant to which a Third Party Claimant, as applicable and as required by Administrative Agent, (a) waives or, if and to the extent approved by Administrative Agent, subordinates in favor of Administrative Agent any Liens such Third Party Claimant may have in and to any Collateral (including any Inventory or As-Extracted Collateral) and any setoff, recoupment, or similar rights that such Third Party Claimant may have against any Credit Party; or (b) grants Administrative Agent access to Collateral (including any Inventory or As-Extracted Collateral) which may be located on such Third Party Claimant’s premises or in the custody, care, or possession of such Third Party Claimant for purposes of allowing Administrative Agent to inspect, remove or repossess, sell, store, or otherwise exercise its rights under this Agreement or any Security Document with respect to such Collateral; or (c) authorizes Administrative Agent (with or without the payment of any royalty or licensing fee, as determined by or otherwise acceptable to Administrative Agent) to (i) complete the manufacture of work-in-process (if the manufacturing of such Goods (including any Inventory or As-Extracted Collateral) requires the use or exploitation of a Third Party Claimant’s Intellectual Property) and (ii) dispose of Collateral bearing, consisting of, or constituting a manifestation of, in whole or in part, such Third Party Claimant’s Intellectual Property; or (d) agrees to hold any Documents in its possession relating to the Collateral (including any Inventory or As-Extracted Collateral) as agent or bailee of Administrative Agent for purposes of perfecting Administrative Agent's Lien in and to such Collateral under the UCC; or (e) with respect to Third Party Claimants other than landlords, agrees to deliver the Collateral (including any Inventory or As-Extracted Collateral) to Administrative Agent upon request or, upon payment of applicable fees and charges to deliver such Collateral in accordance with Administrative Agent’s instructions; or (f) agrees to terms regarding Collateral (including any Inventory or As-Extracted Collateral) held on Consignment by such Third Party Claimant.

- 57 - “Threshold Amount” means Twenty-Five Million Dollars ($25,000,000). “Transferee” means any actual or potential Eligible Assignee, Participant or other Person acquiring an interest in any Obligations. “Treasury Services” has the meaning given to such term in the definition of “Bank Products.” “Type” means any type of a Loan that has the same interest option and, in the case of Term SOFR Loans, the same Interest Period. “UCC” means the Uniform Commercial Code as in effect in the Jurisdiction State or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such other jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, that includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unbilled Account” means, on any date of determination, each Account of Borrowers for which (a) the sale represented by such Account was made prior to such date and (b) an invoice has not yet been sent to the applicable Account Debtor with respect to such Account. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable Pension Plan year. “United States” or “U.S.” means the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 14.3(g)(ii). “Voting Equity Interest” means, with respect to any Person, those classes of Equity Interests issued by such Person (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors, managers (or persons performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency. “Withholding Agent” means any Credit Party or Administrative Agent.

- 58 - “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Accounting Terms. Under the Loan Documents (except as otherwise specified herein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of the Tested Companies delivered to Administrative Agent before the Closing Date and using the same inventory valuation method as used in such financial statements, except for any change required or permitted by GAAP if the Tested Companies’ certified public accountants concur in such change; provided, however, that, despite the adoption of any such change, Borrower Representative shall (a) in addition to delivery of financial statements pursuant to Section 8.6(b) or (c), and on each date such financial statements are required to be delivered, furnish the adjustments and reconciliations necessary to enable Borrowers and Administrative Agent to determine compliance with each of the Financial Covenants, all of which shall be determined in accordance with GAAP but without giving effect to such change, and (b) the Borrowing Base shall continue to be calculated without giving effect to such change (if the effect of such change would be to increase the amount of Excess Availability); provided, further, that Borrower Representative shall not be required to deliver such adjustments and reconciliations and may apply such change in the calculation of the Borrowing Base and its related terms if (a) the change is disclosed to Administrative Agent and (b) Section 10, the definition of “Borrowing Base” and any terms used therein or bearing on the amount of Excess Availability derived therefrom, as applicable, and any other Section of this Agreement or any other Loan Document that is affected thereby is amended in a manner satisfactory to Administrative Agent and Required Lenders to take into account the effects of the change. Notwithstanding the foregoing or any other provision contained herein or in any other Loan Document to the contrary, (i) all financial statements delivered hereunder shall be prepared, and all Financial Covenants and any financial ratios, tests, or measurements set forth in the definitions of “Payment Conditions,” “Cash Dominion Event,” or “Cash Dominion Period” (if any) or other definitions at any time, shall be calculated, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof, and (ii) any obligations related to a lease (whether now or hereafter existing) that would be accounted for by such Person as an operating lease in accordance with GAAP as of the Closing Date (whether or not such lease exists as of the Closing Date or is thereafter entered into) shall be accounted for as an operating lease and not a capital lease for all purposes under this Agreement and the other Loan Documents. The term “unqualified opinion,” as used herein or in any Loan Document, in reference to any opinion given by accountants in a financial statement or report, means an opinion that (i) is unqualified, and (ii) does not include any explanation, supplemental comment or other comment calling into question the ability of the applicable Person to continue as a going concern or concerning the scope of the audit or report. 1.3 Uniform Commercial Code. Any term used in this Agreement or in any other Loan Document (including any Financing Statement filed in connection herewith) that is defined in the UCC and not otherwise defined in this Agreement or in any other Loan Document shall have the meaning given such term in the UCC, including, without limitation, the following (portions of which terms may be further defined, or supplemented, elsewhere in this Agreement): “Accessions,” “Account,” “Account Debtor,”

- 59 - “As-extracted Collateral,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Consignee,” “Consignment,” “Consignor,” “Document,” “Electronic Chattel Paper,” “Equipment,” “Farm Products,” “Financial Asset,” “Financing Statement,” “Fixture Filing,” “Fixtures,” “General Intangibles,” “Good Faith,” “Goods,” “Instrument,” “Investment Property,” “Letter-of-Credit Right,” “Payment Intangible,” “Proceeds,” “Securities Account” and “Supporting Obligation;” provided, however, that, to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern; provided, further, that, any such terms used herein or in any other Loan Document that are defined in the UCC as in effect in the Jurisdiction State as of the Closing Date shall continue to have the same meanings notwithstanding any replacement or amendment of such statute that changes any such meanings except as Administrative Agent may otherwise determine. 1.4 Rules of Construction. The terms “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” The section titles, table of contents, and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement or any Loan Document. All Schedules, Exhibits, Annexes, and attachments referred to herein are hereby incorporated herein by this reference. All references in any Loan Document to: (i) any statutes or regulations shall include all related rules and regulations (including implementing regulations in the case of statutes) and any amendments or other modifications of same made from time to time, and any successor statutes, rules and regulations even if words to such effect are included in some instances and not in others; (ii) any agreement, instrument or other documents (including any of the Loan Documents) shall include any and all amendments, restatements, amendments and restatements, supplements, modifications, extensions, waivers, or renewals thereof or thereto, even if words to such effect are included in some instances and not in others (but this clause shall not be construed as any consent to any such amendments, restatements, amendments and restatements, supplements, modifications, extensions, waivers and renewals unless otherwise expressly so provided); (iii) any Person (including a Credit Party, Administrative Agent or Lender) shall mean and include the successors and assigns of such Person (but this clause shall not be construed as any consent to any transaction or circumstance giving rise to any successor or assign); (iv) “including” and “include” shall mean “including, without limitation,” regardless of whether “without limitation” is included in some instances and not in others (and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, that is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); (v) subject to the last sentence hereof, dates and times shall mean the date and time at Administrative Agent’s notice address determined under Section 14.1, unless otherwise specifically stated therein (including in the last sentence of this Section). In determining whether any action taken, or to be taken, under this Agreement or any other Loan Document is “commercially reasonable,” Article 9 of the UCC, to the extent applicable thereto, shall govern and control; unless otherwise expressly provided herein or therein. Unless otherwise expressly provided herein or in any other Loan Document with respect to Reasonable Credit Judgment, the “discretion” or “judgment” of Administrative Agent or, if applicable, any Lender or group of Lenders shall mean the sole and absolute discretion or judgment of Administrative Agent or such Lender or group of Lenders. All calculations of value of any Property, disbursements of Loans, issuances of Letters of Credit and payments of Obligations shall be in Dollars and all determinations (including calculations of the Borrowing Base and Financial Covenants) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time. Borrowing Base calculations shall be consistent with historical methods of valuation and calculation, and otherwise satisfactory to Administrative Agent (and not necessarily calculated in accordance with GAAP). No provision of any Loan Documents shall be construed or interpreted to the disadvantage of any party hereto by reason of such party’s having, or being deemed to have, drafted, structured, or dictated such provision.

- 60 - Whenever the phrase “to the knowledge of” (or words of similar import) are used in any Loan Document in reference to any Borrower, Borrower Representative or another Credit Party, it means actual knowledge of a Responsible Officer of such Borrower, Borrower Representative or Credit Party, or knowledge that such Responsible Officer would have obtained if he or she had engaged in Good Faith and diligent performance of his or her duties, including reasonably specific inquiries of employees or agents and a Good Faith attempt to ascertain the matter to which such phrase relates. Any Loan Document signed by a Responsible Officer acting in such capacity on behalf of a Borrower, Borrower Representative or another Credit Party shall be conclusively presumed to have been authorized by all necessary action on the part of such Borrower, Borrower Representative or other Credit Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such party. A Default or an Event of Default shall be deemed “to continue,” be “continuing,” “exist,” or be “in existence” at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing in accordance with this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement. All references herein and in any other Loan Document (i) to the word “will” shall be to have the same meaning as the word “shall” (and vice versa), (ii) to any Person shall include such Person’s successors and permitted assigns, (iii) to the words “asset” and “Property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and Properties, including cash, securities, accounts and contract rights, (iv) to the words “financial statements” shall include all notes and schedules thereto, and (v) to the words “the continental United States of America” shall include each of the States of the United States of America, other than Hawaii and Alaska, unless otherwise approved by Administrative Agent, but expressly shall not include Puerto Rico or any other United States territory. All documents, instruments, certificates and agreements that are now or hereafter executed and delivered by any Credit Party in connection herewith or pursuant hereto shall constitute “Loan Documents” unless and except to the extent otherwise expressly provided herein or therein. All references herein and in any other Loan Document to date and time of day shall mean and refer to the date and time of day in New York, New York. SECTION 2. THE CREDIT FACILITIES 2.1 Revolving Commitment. (a) Revolving Loans. Subject to the terms and conditions of this Agreement, each Lender agrees, severally (and not jointly) on a Pro Rata basis, up to the amount of its Revolving Commitment, to make Revolving Loans to Borrowers from time to time on any Business Day from and after the Closing Date to but excluding the Commitment Termination Date. Subject to the terms and conditions of this Agreement, Revolving Loans may be obtained, repaid and re-borrowed; provided, however, that no Lender shall have any obligation to honor any request for a Revolving Loan if doing so would cause (i) such Lender’s Pro Rata Share of the Aggregate Revolving Obligations to exceed such Lender’s Revolving Commitment or (ii) the Aggregate Revolving Obligations to exceed the Loan Limit. (b) Revolving Notes. Borrowers shall execute and deliver to (i) each Lender on the Closing Date, (ii) each Person who is a permitted assignee of such Lender pursuant to Section 12.1, upon its becoming such assignee, and (iii) each Person who becomes a Lender in accordance with Section 2.1(f), at such time; in each case, to the extent requested by such Person, a Revolving Note to evidence such Person’s portion of the Revolving Loans. (c) Termination and Voluntary Reductions of Revolving Commitments. The Revolving Commitments shall terminate on the Commitment Termination Date. Borrowers may

- 61 - terminate or from time to time reduce the Revolving Commitments by giving not less than three (3) Business Days’ prior written notice to Administrative Agent. Any request from Borrowers for the reduction of the Revolving Commitments must specify the amount of the requested reduction. Each reduction shall be in a minimum amount of Five Million Dollars ($5,000,000) or any greater integral increment of One Million Dollars ($1,000,000). Borrowers may not reduce the Revolving Commitments to an amount less than One Hundred Million Dollars ($100,000,000), except in connection with the termination of the Revolving Commitments. If the Revolving Commitments are ever terminated by Borrowers, Borrowers must Pay in Full upon such termination becoming effective the Revolving Loans and all other Obligations then outstanding. All reductions of the Revolving Commitments shall be applied on a Pro Rata basis. Except to the extent otherwise agreed in writing by Administrative Agent and the Required Lenders or to the extent any such notice is marked as contingent upon the consummation of a refinancing, any request from Borrowers for the termination or reduction of the Revolving Commitments shall be irrevocable, once made and received. (d) Over Line; Over Advances. (i) Any amount by which at any time the Aggregate Revolving Obligations exceed the Revolving Commitments shall (A) be immediately due and payable ON DEMAND and, once paid to Administrative Agent, shall be applied, first, to the payment of any Swing Line Loans; second, to the payment of all other Revolving Loans that are Base Rate Loans; third, to the payment of all other Revolving Loans that are Term SOFR Loans; and, fourth, to Cash Collateralize any LC Obligations then outstanding; (B) constitute Obligations secured by the Collateral; and (C) be entitled to all benefits of the Loan Documents. In no event shall Administrative Agent be required to honor any request for a Revolving Loan when the Aggregate Revolving Obligations exceed the Revolving Commitments or if, after giving effect to the making of such Revolving Loan, the Aggregate Revolving Obligations would exceed the Revolving Commitments. (ii) Subject to clause (iii) below, any Over Advance shall (A) be immediately due and payable ON DEMAND and, once paid to Administrative Agent, shall be applied, first, to the payment of any Swing Line Loans; second, to the payment of all other Revolving Loans that are Base Rate Loans; third to the payment of any Revolving Loans that are Term SOFR Loans; and, fourth, to Cash Collateralize any LC Obligations then outstanding; (B) constitute Obligations secured by the Collateral; and (C) be entitled to all benefits of the Loan Documents. (iii) Unless otherwise directed in writing by the Required Lenders, Administrative Agent may require Lenders to honor requests by Borrowers for Over Advance Loans (in which event, and notwithstanding anything to the contrary set forth in this Agreement, Lenders shall continue to make Revolving Loans up to their Pro Rata Share of the Revolving Commitments) and to forbear from requiring Borrowers to cure an Over Advance immediately, if (A) the Over Advance does not continue for a period of more than thirty (30) consecutive days, following which no new Over Advance exists for at least thirty (30) consecutive days before another Over Advance exists, (B) the amount of the Aggregate Revolving Obligations outstanding at any time does not exceed the aggregate of the Revolving Commitments at such time, (C) the Revolving Credit Exposure of any individual Lender at any time does not exceed such individual Lender’s Revolving Commitment, and (D) the Over Advance, when aggregated with all other Over Advances then outstanding, does not exceed five percent (5%) of the aggregate Revolving Commitments.

- 62 - (iv) Neither the funding of any Over Advance Loan nor the continued existence of an Over Advance shall constitute any waiver by Administrative Agent or any Lender of any Default or Event of Default that may exist at the time any Over Advance Loan is made or that is caused thereby. Each Lender’s obligations under this Section 2.1(d) are absolute, unconditional, and irrevocable and are not subject to any claim, counterclaim, right of setoff, charge back, discount, defense, qualification, or exception, and each Lender shall perform such obligations, as applicable, regardless of whether the Commitments have terminated, an Over Advance exists or any condition precedent to the making of Loans has not been satisfied. (v) All Over Advance Loans shall be made as Base Rate Revolving Loans. (vi) The provisions of this Section 2.1(d) are solely for the benefit of Administrative Agent and Lenders, and in no event shall any Borrower or any other Credit Party be deemed to be a third party beneficiary of this Section 2.1(d) or be authorized or permitted to, or have any standing to, rely on or enforce any of the provisions of this Section 2.1(d). (e) Protective Advances. Following a Default or Event of Default, Administrative Agent may, in its discretion, make one or more Revolving Loans to preserve, protect, or defend any Collateral or to increase or improve the likelihood of collecting or obtaining repayment of any Obligations, in each case, if Administrative Agent determines in its discretion that doing so is necessary or desirable (a “Protective Advance”). Administrative Agent may make a Protective Advance without regard to Excess Availability or the satisfaction of any condition precedent to the making of Loans, unless (A) the Required Lenders have, by written notice to Administrative Agent, revoked Administrative Agent’s authority to do so or (B) Administrative Agent has actual knowledge that, after giving effect thereto, the aggregate outstanding principal amount of all Loans made as Protective Advances (i) would exceed five percent (5%) of the aggregate Revolving Commitments or (ii) would cause either the amount of the Aggregate Revolving Obligations outstanding to exceed the aggregate amount of the Revolving Commitments at such time or any individual Lender’s Revolving Credit Exposure to exceed such individual Lender’s Revolving Commitment at such time. If the terms of the foregoing clauses (A) and (B) above are not applicable, Administrative Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive. Each Lender shall participate on a Pro Rata basis in each Protective Advance so long as by doing so such Lender’s Revolving Credit Exposure would not exceed such Lender’s Revolving Commitment at such time The provisions of this Section 2.1(e) are solely for the benefit of Administrative Agent and Lenders, and in no event shall any Borrower or any other Credit Party be deemed to be a third party beneficiary of this Section 2.1(e) or be authorized or permitted to, or have any standing to, rely on or enforce any of the provisions of this Section 2.1(e). All Protective Advances shall be made as Base Rate Revolving Loans. (f) Increases to Revolving Commitments. The Revolving Commitments may be increased by Borrowers up to an aggregate amount of Seventy-Five Million Dollars ($75,000,000) in such increase (the “Revolving Commitment Increase”); provided, that Twenty-Five Million Dollars ($25,000,000) of such Revolving Commitment Increase shall be solely for the purpose of increasing the LC Sublimit to provide availability for the issuance of Cash Collateralized Letters of Credit hereunder; provided, further, that: (a) Borrower Representative shall have given to Administrative Agent at least seven (7) Business Days’ notice of Borrowers’ intention to effect a Revolving Commitment Increase and the desired amount of such Revolving Commitment Increase and LC Sublimit increase, as applicable; (b) such increase does not increase the amount of the Revolving Commitment of any Lender without the written consent of such Lender, in such Lender’s

- 63 - discretion; (c) to the extent requested by any Lender, Borrowers shall execute a new Revolving Note with respect to such Lender reflecting the amount of, or increase in, such Lender’s Revolving Commitment, (d) to the extent requested by Administrative Agent, Credit Parties shall execute any additional documents (including all LC Documents required by any applicable LC Issuer), instruments or agreements that Administrative Agent or the applicable LC Issuer deems necessary or desirable in connection therewith (including, without limitation, any Article 9 Control Agreement required with respect to a LC Cash Collateral Account, secretary’s certificates and authorizing resolutions); (e) as of the date of such Revolving Commitment Increase, both before and immediately after giving effect thereto, (i) no Default or Event of Default shall exist, (ii) on a Pro Forma Basis, Credit Parties shall remain in compliance with all Financial Covenants to the extent tested at such time, and (iii) each of the conditions set forth in Section 6.2 shall be satisfied; and (f) any such Revolving Commitment Increase shall be in a minimum amount of at least Ten Million Dollars ($10,000,000) (or such lesser amount that shall be approved by Administrative Agent) and in integral multiples of Five Million Dollars ($5,000,000) in excess thereof, and no more than three (3) Revolving Commitment Increases shall be permitted in total. A Revolving Commitment Increase may be effected by one or more of the current Lenders by increasing their Revolving Commitment or one or more new Lenders capable of issuing Letters of Credit that are satisfactory to Administrative Agent and constitute an Eligible Assignee joining this Agreement and providing a Revolving Commitment. After any Revolving Commitment Increase, all of the terms and conditions of the Loan Documents shall apply to the increased amount of the Revolving Commitments (including (i) being on a pari passu basis in terms of the Collateral, right of payment and Guarantees with the other Revolving Loans and Letters of Credit, (ii) having the same maturity date as the other Revolving Commitments, and (iii) having the same Applicable Margin as the other Revolving Loans and the same terms as the other Letters of Credit under Section 2.4); provided that Borrowers agree to pay to Administrative Agent, Lenders increasing their respective Revolving Commitments and new Lenders such arrangement, commitment and other fees and expenses to be agreed between Borrowers and Administrative Agent in connection with such Revolving Commitment Increase. Each Lender hereby acknowledges and agrees that the aggregate Revolving Commitments may be increased pursuant to this Section 2.1(f) regardless whether such Lender approves such increase or increases its Revolving Commitment hereunder, and Administrative Agent, Borrowers and any Lender or LC Issuer increasing or providing a new Revolving Commitment may enter into an amendment to this Agreement to give effect to such Revolving Commitment Increase and matters incidental thereto without further consent of any other Lender. Administrative Agent shall have no liability to any Borrower or any other Credit Party or to Lenders or LC Issuers in connection with any syndication of any Revolving Commitment Increase. Borrowers shall prepay any Revolving Loans on the date of any such increase in the Revolving Commitments to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Revolving Commitments arising from any non-ratable increase in the Revolving Commitments under this Section 2.1(f). 2.2 [Reserved]. 2.3 Swing Line Loans; Settlement. (a) Swing Line Loans. Before the Revolving Commitment Termination Date, subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make Swing Line Loans to Borrowers in an aggregate amount outstanding at any time up to but not exceeding the Swing Line Sublimit; provided, that after giving effect to the making of any Swing Line Loan and any participation that may result therefrom pursuant to the operation and effect of subsection (b), clause (iv) of this Section 2.3, in no event shall (i) the Aggregate Revolving Obligations exceed the aggregate Revolving Commitments and (ii) the Revolving Credit Exposure of any Lender

- 64 - exceed such Lender’s Revolving Commitment. Amounts borrowed pursuant to this Section 2.3 may be repaid and re-borrowed before the Revolving Commitment Termination Date. The Swing Line Lender’s Revolving Commitment shall expire on the Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans then outstanding and the Revolving Commitments shall have been Paid in Full no later than such date. Each Swing Line Loan shall constitute a Revolving Loan for all purposes, except that payments thereon shall be made solely to Swing Line Lender for its own account. The obligation of Borrowers to repay Swing Line Loans shall be evidenced by the records of Swing Line Lender, provided that, promptly upon Swing Line Lender’s request (but, in any event, within five (5) Business Days after receipt of such request), Borrowers shall execute and deliver to Swing Line Lender a Swing Line Note to evidence the Debts arising under the Swing Line Loans. (b) Borrowing Mechanics for Swing Line Loans. (i) Subject to clause (vi) below, whenever Borrowers desire that the Swing Line Lender make a Swing Line Loan, Borrower Representative shall deliver to Administrative Agent a Notice of Borrowing no later than 11:00 a.m. on the proposed Borrowing date. (ii) The Swing Line Lender, if it elects to do so, as provided in Section 2.3(a), and subject to the limitations set forth in clause (v) below, shall make the amount of the requested Swing Line Loan (or so much thereof as it elects to make, or is permitted to make, pursuant hereto) available to Administrative Agent not later than 3:00 p.m. on the applicable funding date by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein relative thereto, Administrative Agent shall make the proceeds of such Swing Line Loans available to Borrowers on the applicable funding date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from the Swing Line Lender to be credited to the account of Borrowers at Administrative Agent’s Principal Office, or to such other account as may be designated in writing to Administrative Agent by Borrower Representative. (iii) With respect to any Swing Line Loans that have not been voluntarily prepaid by Borrowers pursuant to Section 5.2, the Swing Line Lender may at any time in its discretion, but in any event not less frequently than weekly, on such weekly settlement date as Swing Line Lender may elect from time to time, deliver to Administrative Agent (with a copy to Borrower Representative), no later than 11:00 a.m. on the day of the proposed funding date, a notice (that shall be deemed to be a Notice of Borrowing given by Borrower Representative) requesting that each Lender holding a Revolving Commitment make a Revolving Loan to Borrowers on such date in an amount equal to its Pro Rata Share of the amount of such Swing Line Loans outstanding on the date that such notice is given that Swing Line Lender requests Lenders to prepay (the “Refunded Swing Line Loans”). Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by the Lenders other than the Swing Line Lender shall be immediately delivered by Administrative Agent to the Swing Line Lender (and not to Borrowers) and when received shall be applied by the Swing Line Lender to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, the Swing Line Lender’s Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swing Line Lender to Borrowers, and such portion of the Swing Line Loans deemed

- 65 - to be so paid shall no longer be outstanding as Swing Line Loans but shall instead constitute part of Swing Line Lender’s outstanding Revolving Loans to Borrowers. Borrowers hereby authorize Administrative Agent and Swing Line Lender to charge Borrowers’ Deposit Accounts and Securities Accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such Deposit Account and Securities Account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by the Lenders, including the Revolving Loans deemed to be made by the Swing Line Lender, are insufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to the Swing Line Lender should be recovered by or on behalf of Borrowers from the Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be shared among all Lenders based on their respective Pro Rata Shares thereof in the manner contemplated by Section 5.6. (iv) If for any reason Revolving Loans are not made pursuant to Section 2.4(b)(iii) in an amount sufficient to repay any amounts owed to the Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by the Swing Line Lender, then, each Lender then holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the applicable unpaid amount of the Swing Line Loans then outstanding together with accrued interest thereon; provided that any such participation purchased by such Lender shall be limited to an amount that would not cause the Revolving Credit Exposure of such Lender (after giving effect to such participation) to exceed such Lender’s Revolving Commitment. On the Business Day that notice is provided by the Swing Line Lender (or by 11:00 a.m. on the following Business Day if such notice is provided after 2:00 p.m.), each Lender holding a Revolving Commitment shall deliver to the Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of the Swing Line Lender. In order to evidence such participation each Lender holding a Revolving Commitment agrees to enter into a participation agreement at the request of the Swing Line Lender in form and substance satisfactory to the Swing Line Lender. In the event any Lender holding a Revolving Commitment fails to make available to the Swing Line Lender the amount of such Lender’s participation as provided in this clause (iv), the Swing Line Lender shall be entitled to recover such amount ON DEMAND from such Lender together with interest thereon for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Revolving Loans until such defaulted sum is Paid in Full. (v) Notwithstanding anything contained herein to the contrary, (1) each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to clause (iii) above and each Lender’s obligation to purchase a participation in any unpaid Swing Line Loans pursuant to clause (iv) above shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set off, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, Properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Loan Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that the Swing Line Lender had not received

- 66 - prior notice from Borrower Representative or the Required Lenders that any of the conditions under Section 6.2 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans were not satisfied at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (2) without limitation of the Swing Line Lender’s discretion in regard thereto, as described in Section 2.3(a), the Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default, (B) it does not in Good Faith believe that all conditions under Section 6.2 to the making of such Swing Line Loan have been satisfied or waived by the Required Lenders or (C) at a time when a Defaulting Lender exists, unless the Swing Line Lender has entered into arrangements satisfactory to it and Borrower Representative to eliminate the Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Line Loan, including by Cash Collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding Swing Line Loans in a manner satisfactory to the Swing Line Lender and Administrative Agent. (vi) In order to facilitate the borrowing of Swing Line Loans, Borrower Representative and the Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an auto borrow agreement in form and substance satisfactory to the Swing Line Lender and Administrative Agent (the “Auto Borrow Agreement”) providing for the automatic advance by the Swing Line Lender of Swing Line Loans under the conditions set forth in the Auto Borrow Agreement, subject to the conditions set forth herein. At any time an Auto Borrow Agreement is in effect, advances under the Auto Borrow Agreement shall be deemed Swing Line Loans for all purposes hereof, except that Borrowings of Swing Line Loans under the Auto Borrow Agreement shall be made in accordance with the Auto Borrow Agreement. For purposes of determining the Aggregate Revolving Obligations at any time during which an Auto Borrow Agreement is in effect, the outstanding amount of all Swing Line Loans shall be deemed to be the sum of the outstanding amount of Swing Line Loans at such time plus the maximum amount available to be borrowed under such Auto Borrow Agreement at such time. 2.4 Letter of Credit Facility. (a) Issuance of Letters of Credit. LC Issuer agrees to issue Letters of Credit from time to time for Borrowers’ account on the terms set forth in this Agreement, including the following: (i) LC Issuer shall have no obligation to issue any Letter of Credit unless each of the LC Conditions has been satisfied (as determined by LC Issuer and Administrative Agent). (ii) If the LC Issuer receives written notice from Administrative Agent or a Lender at least five (5) Business Days before issuance of a Letter of Credit that any LC Condition has not been satisfied, LC Issuer shall have no obligation to issue the requested Letter of Credit (or any other Letter of Credit) until such notice is withdrawn in writing by Administrative Agent or such Lender or until the Required Lenders have waived the applicable LC Condition in accordance with this Agreement. Before receipt of any such notice, LC Issuer shall not be deemed to have knowledge of any failure to satisfy any LC Condition. (iii) Borrowers may request and employ Letters of Credit only (A) to support obligations of any Borrower or Subsidiary incurred in the Ordinary Course of Business or

- 67 - (B) for such other purposes, if and to the extent not in contravention of any terms hereof or of any Loan Document, as Administrative Agent and LC Issuer may approve from time to time in writing; provided, however, that LC Issuer shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds from which would be made available to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or Sanctioned Country, or in any manner that would result in a violation of any Sanctions by any party to this Agreement or such Letter of Credit, (ii) if any order, judgment or decree of any Governmental Authority shall by its terms purport to restrain or enjoin the LC Issuer from issuing letters of credit generally or any such Letter of Credit particularly, or any Applicable Law relating to LC Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over LC Issuer shall prohibit, or request that LC Issuer refrain from the issuance of letters of credit generally or any such Letter of Credit particularly or shall impose on LC Issuer with respect to any such Letter of Credit any restriction, reserve or capital requirement (for which LC Issuer is not otherwise compensated hereunder) not in effect on the Closing Date or shall impose on LC Issuer any unreimbursed loss, cost or expense that was not applicable on the Closing Date that LC Issuer deems material to it, including, in each case, but without limitation, from any Change in Law, or (iii) if the issuance of any such Letter of Credit would violate one or more policies of LC Issuer applicable to letters of credit generally or any such Letter of Credit particularly. The renewal or extension of any Letter of Credit shall be treated as the issuance of a new Letter of Credit, except that the applicable Borrower or Borrowers need not deliver a new LC Application unless requested to do so by LC Issuer. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of a Borrower, Borrowers shall be obligated to reimburse LC Issuer hereunder for any and all drawings under such Letter of Credit. Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of any Subsidiaries of Borrowers shall inure to the benefit of Borrowers, and that Borrowers’ business will derive substantial benefits from the businesses of such Subsidiaries. (iv) In connection with its administration of and enforcement of rights or remedies under any Letters of Credit or LC Documents, LC Issuer shall be entitled to act, and shall be fully protected in acting, upon any certification, documentation, or communication in whatever form believed by LC Issuer, in Good Faith, to be genuine and correct and to have been signed, sent, or made by a proper Person. LC Issuer may consult with and employ legal counsel, accountants, and other experts including Administrative Agent Professionals (at Borrowers’ expense) to advise it concerning its obligations, rights, and remedies with respect to the issuance and administration of Letters of Credit and LC Documents and shall be entitled to act (or refuse to act) upon, and shall be fully protected in any action taken (or refused to be taken) in Good Faith reliance upon, any advice given by such Persons. LC Issuer may employ agents and attorneys-in-fact in connection with any matter relating to Letters of Credit or LC Documents and shall not be liable for the negligence or misconduct of agents and attorneys-in-fact selected by it. (v) Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time (after giving effect to any permanent reduction in the stated amount of such Letter of Credit pursuant to the terms of such Letter of Credit); provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any LC Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after

- 68 - giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. (vi) If a Borrower so requests in any applicable LC Application, LC Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided, that any such Auto-Extension Letter of Credit must permit LC Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving written prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by LC Issuer, Borrowers shall not be required to make a specific request to LC Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) LC Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the expiration date set forth in clause (d) of the definition of LC Conditions; provided, however, that LC Issuer shall not permit any such extension if (A) LC Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.4(a)(iii)) or (B) it has received from Administrative Agent notice (which may be by telephone or in writing), or it has received written notice from Borrowers, in each case, on or before the day that is five (5) Business Days before the Non-Extension Notice Date, informing the LC Issuer that one or more of the LC Conditions is not then satisfied, and in each such case directing LC Issuer not to permit such extension. (vii) Unless otherwise expressly set forth in any LC Document or otherwise expressly agreed in writing by the LC Issuer and Borrowers when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each Letter of Credit and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. (viii) In the event of any conflict between the terms of this Agreement and the terms of any LC Document, the terms of this Agreement shall control, unless otherwise agreed by Borrower Representative, Administrative Agent and LC Issuer. (ix) Without limitation of the foregoing provisions, in the event that any Lender is at such time a Defaulting Lender, the LC Issuer shall have no obligation to issue any Letter of Credit unless LC Issuer has entered into arrangements satisfactory to LC Issuer (in its discretion) with Borrowers or such Defaulting Lender to eliminate such LC Issuer’s Fronting Exposure with respect to such Defaulting Lender (after giving effect to any Cash Collateral provided by the Defaulting Lender), including by Cash Collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding amount of the LC Obligations in a manner satisfactory to LC Issuer and Administrative Agent. (b) Reimbursement; Participations. (i) On the date that LC Issuer honors any draw under a Letter of Credit (each such date, a “Reimbursement Date”), Borrowers shall reimburse LC Issuer on such date the amount paid by LC Issuer on account of such draw, together with interest from the Reimbursement Date until paid by Borrowers (at the interest rate prescribed therefor in

- 69 - clause (v) below). The obligation of Borrowers to reimburse LC Issuer for any draw made under a Letter of Credit is absolute, unconditional, and irrevocable, and Borrowers shall make such reimbursement without regard to any lack of validity or enforceability of such Letter of Credit or the existence of any claim, counterclaim, right of setoff, charge back, discount, defense, qualification, exception or other right Borrowers may have at any time against the beneficiary of such Letter of Credit. On each Reimbursement Date, to facilitate their foregoing reimbursement obligations, Borrowers shall be deemed to have requested a Borrowing of Base Rate Revolving Loans in an amount necessary to pay the amounts due to LC Issuer on such date (regardless of whether Borrower Representative submits a Notice of Borrowing therefor), and each Lender shall fund its Pro Rata Share of such Borrowing, without claim, counterclaim, right of setoff, charge back, discount, defense, qualification, or exception, and regardless of whether the Commitments have terminated, an Over Advance exists or any condition precedent to the making of Loans has not been satisfied. (ii) Upon the issuance of a Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from LC Issuer, without recourse or warranty, an undivided interest and participation in all LC Obligations relating to such Letter of Credit in an amount equal to such Lender’s Pro Rata Share thereof. If LC Issuer honors any draw under a Letter of Credit and Borrowers do not reimburse the amount thereof on the Reimbursement Date, Administrative Agent (at LC Issuer’s request) shall promptly notify Lenders, and each Lender shall promptly (within one (1) Business Day) unconditionally pay to Administrative Agent, for the benefit of LC Issuer, such Lender’s Pro Rata Share of such draw at the Principal Office of Administrative Agent. Upon the failure of any Lender to make such payment when due pursuant hereto, LC Issuer shall be entitled to recover such amount ON DEMAND from such Lender together with interest thereon, computed on the basis of a year of three hundred sixty (360), for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Revolving Loans until such defaulted sum is Paid in Full. Upon request by a Lender that has made or is making any such payment, LC Issuer shall furnish such Lender with copies of any Letters of Credit and LC Documents in its possession at such time. (iii) The obligations of each Lender to make payments to Administrative Agent for the account of LC Issuer in connection with LC Issuer’s honoring any draw under a Letter of Credit are absolute, unconditional, and irrevocable and are not subject to any claim, counterclaim, right of setoff, defense, discount, charge back, qualification, or exception, and such Lender shall perform such obligations, as applicable, (A) irrespective of any lack of validity or unenforceability of any Loan Documents; (B) regardless of whether the Commitments have been terminated, an Over Advance exists, any condition precedent to the making of any Loan has not been satisfied; (C) regardless of whether any draft, certificate, or other document presented under a Letter of Credit is determined to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and (D) regardless of the existence of any setoff or defense that any Credit Party may have with respect to any Obligations. LC Issuer assumes no responsibility for any failure or delay in performance or any breach by any Borrower or other Person of any obligations under any LC Documents. LC Issuer makes no representation, warranty, or Guarantee, express or implied, with respect to the Collateral, LC Documents, or any Credit Party. LC Issuer is not responsible for (A) any recitals, statements, information, representations, or warranties contained in, or for the execution, validity, genuineness, effectiveness, or enforceability of, any LC Documents; (B) the

- 70 - validity, genuineness, enforceability, collectibility, value, or sufficiency of any Collateral or the perfection of any Lien therein; or (C) the assets, liabilities, financial condition, results of operations, business, creditworthiness, or legal status of any Credit Party. (iv) No LC Issuer Indemnitee shall be liable to Administrative Agent, any Lender, or any other Person for any action taken or omitted to be taken in connection with any LC Documents except as a result of its actual gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction by final and non-appealable judgment binding on such LC Issuer Indemnitee. LC Issuer shall have no liability to any Lender if LC Issuer refrains from taking any action, or refuses to take any action, under any Letter of Credit or LC Documents until it receives written instructions from the Required Lenders; provided, that the foregoing shall not be construed to excuse an LC Issuer from liability to Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrowers to the extent permitted by Applicable Law) suffered by Borrowers that are caused by such LC Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. (v) Borrowers agree to pay to the LC Issuer, with respect to drawings honored under any Letter of Credit issued by such LC Issuer, interest on the amount paid by the LC Issuer in respect of each such honored drawing from the date such drawing is honored to, but excluding, the date such amount is reimbursed by or on behalf of Borrowers in accordance herewith at a rate that is the lesser of (i) two percent (2%) per annum in excess of the rate of interest otherwise payable hereunder with respect to Base Rate Revolving Loans and (ii) the Highest Lawful Rate. (vi) Interest payable pursuant to clause (v) above shall be computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, and shall be payable ON DEMAND or, if no demand is made, on the date on which the related drawing under a Letter of Credit is made by the LC Issuer. Promptly upon receipt by the LC Issuer of any payment of interest pursuant hereto, the LC Issuer shall distribute to each Lender, from the interest received by the LC Issuer in respect of the period from the date such drawing is honored to but excluding the date on which the LC Issuer is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the Letter of Credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event the LC Issuer shall have been reimbursed by the Lenders for all or any portion of such honored drawing, the LC Issuer shall distribute to each Lender that has paid all amounts payable by it with respect to such honored drawing such Lender’s Pro Rata Share of any interest received by the LC Issuer in respect of that portion of such honored drawing so reimbursed by the Lenders for the period from the date on which LC Issuer was so reimbursed by the Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrowers. (c) Cash Collateral. If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time (i) that an Event of Default exists; (ii) after the Commitment Termination Date; or (iii) within ten (10) Business Days before the Stated Revolving Commitment Termination Date (unless Administrative Agent, in its discretion, agrees to any shorter period), then, Borrowers shall, at LC Issuer’s or Administrative Agent’s request, Cash Collateralize the stated amount of all outstanding Letters of Credit and pay to LC Issuer the amount

- 71 - of all other LC Obligations that are then outstanding. If Borrowers fail to provide Cash Collateral as required herein, Lenders may (and, upon written request of Administrative Agent, shall) advance, as Revolving Loans, the amount of the Cash Collateral required (regardless of whether the Commitments have terminated, an Over Advance exists, or any condition precedent to the making of any Loan has not been satisfied). Without limitation of the foregoing, at any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of Administrative Agent or LC Issuer (with a copy to Administrative Agent) Borrowers shall Cash Collateralize LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in an amount sufficient to cover the applicable Fronting Exposure after first giving effect to any Cash Collateral provided by the Defaulting Lender. If Borrowers are required to provide an amount of cash collateral hereunder as a result of an Event of Default, such amount shall be returned to Borrowers within three (3) Business Days after all Events of Default have been waived in writing by Administrative Agent and Required Lenders in their sole discretion. SECTION 3. INTEREST, FEES, AND CHARGES 3.1 Interest. (a) Interest Rates. The Obligations shall bear interest (i) with respect to Base Rate Loans, at the Base Rate plus the Applicable Margin; (ii) with respect to Term SOFR Loans, at Term SOFR for the applicable Interest Period plus the SOFR Adjustment plus the Applicable Margin; (iii) with respect to Swing Line Loans, at the Swing Line Rate (unless and until converted to a Revolving Loan pursuant to the terms of Section 2.3), and (iv) with respect to any other Obligations that are then due and payable (including, to the extent permitted by law, interest not paid when due), at the Base Rate plus the Applicable Margin for Base Rate Revolving Loans, unless and except to the extent that another interest rate is prescribed therefor in the Loan Documents evidencing such Obligations; provided, however, that the Obligations shall bear interest at the Default Rate (whether before or after any judgment) (A) at all times during the existence of any Credit Party’s Insolvency Proceeding and (B) if so elected by Administrative Agent or the Required Lenders, from and after the occurrence of, and during the continuation of, any Specified Event of Default. In such latter regard, each Borrower acknowledges that the cost and expense to Administrative Agent and Lenders due to an Event of Default are difficult to ascertain and that the Default Rate is a fair and reasonable estimate to compensate Administrative Agent and Lenders because of such Specified Event of Default and does not constitute a penalty. (b) Accrual of Interest. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Term SOFR Loan, the date of conversion of such Term SOFR Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Term SOFR Loan, the date of conversion of such Base Rate Loan to such Term SOFR Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one (1) day’s interest shall be paid on that Loan. (c) Payment Dates. Interest accrued on the Loans shall be due and payable (i) in arrears, on each Interest Payment Date, (ii) on any date of prepayment, with respect to the principal amount of Loans being prepaid, and (iii) at maturity. Notwithstanding the foregoing, interest accrued at the Default Rate shall be due and payable ON DEMAND. Interest accrued on any other

- 72 - Obligations shall be due and payable as provided in the Loan Documents or, if no payment due date is provided therein, then, ON DEMAND. (d) Interest Rate Determination and Disclosure. As soon as practicable after 10:00 a.m. on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to each Term SOFR Loan for which an interest rate is then being determined for the applicable Interest Period, and shall promptly give notice thereof in writing to Borrower Representative and each Lender, in each case, to the extent that each requests same. (e) Certain Provisions Regarding Term SOFR Loans. (i) Borrowers may, on any Business Day, subject to delivery of a Notice of Conversion/Continuation (which notice may be transmitted by electronic mail subject to the limitations set forth in Section 15.1(d)) and the terms of Section 3.1(h), elect to (A) convert all or any portion of any Base Rate Loans to Term SOFR Loans; (B) convert all or any portion of any Term SOFR Loans to Base Rate Loans; or (C) at the end of its Interest Period continue any Term SOFR Loan as a Term SOFR Loan or convert any Term SOFR Loan to a Base Rate Loan; provided, however, that Administrative Agent may impose further limits on the amounts of any partial conversions or continuations from time to time, and, provided, further, that, during any Default or Event of Default, Administrative Agent may (and, at the direction of the Required Lenders, shall) declare that no Loan may be made as, converted into, or continued as, a Term SOFR Loan. (ii) Whenever Borrowers desire to convert any Loan to a Term SOFR Loan or continue any Loan as a Term SOFR Loan, Borrower Representative shall give Administrative Agent a Notice of Conversion/Continuation (which notice may be transmitted by electronic mail subject to the limitations set forth in Section 15.1(d)) no later than 11:00 a.m. at least three (3) U.S. Government Securities Business Days before the requested date of such conversion or continuation. Promptly after receiving any such notice, Administrative Agent shall notify each Lender thereof. Each Notice of Conversion/Continuation shall be irrevocable, and shall specify the amount of Loans to be converted or continued, the date of such conversion or continuation (which date shall be a Business Day), and the duration of the Interest Period (which, if not specified, shall be deemed to be one (1) month). If, upon the expiration of any Interest Period of any Term SOFR Loan, Borrowers shall have failed to deliver a Notice of Conversion/Continuation or a request with respect to such Term SOFR Loan, Borrowers shall be deemed to have elected to convert such Term SOFR Loan into a Base Rate Loan. (f) Interest Periods. In connection with the making, conversion, or continuation of any Term SOFR Loan, Borrowers shall select the Interest Period therefor; provided, however, that: (i) each Interest Period shall commence on the date the Loan is made or continued as, or converted into, a Term SOFR Loan, and shall expire on the numerically corresponding day in the final calendar month; (ii) if any Interest Period commences on a day for which there is no corresponding day in the final calendar month or if such corresponding day falls after the last Business Day of such month, then the Interest Period shall expire on the last Business Day of such month and, if any Interest Period would expire on a day that is not a Business Day, the Interest Period shall expire on the next Business Day; and

- 73 - (iii) no Interest Period shall extend beyond the Stated Revolving Commitment Termination Date. (g) Number and Amount of Term SOFR Loans; Determination of Rate. Each Borrowing of Term SOFR Loans when made shall be in a minimum amount of One Million Dollars ($1,000,000) or any greater integral multiple of Five Hundred Thousand Dollars ($500,000) in excess thereof. No more than four (4) Borrowings of Term SOFR Loans may be outstanding at any time, and all Term SOFR Loans having the same length and beginning date of their Interest Periods shall be aggregated together and considered one Borrowing for this purpose. (h) Closing Date Loans. All Loans made on the Closing Date shall be made as Base Rate Loans, unless otherwise approved by Administrative Agent. 3.2 Fees. (a) Upfront Fees. On the Closing Date, Borrowers shall pay to Administrative Agent, for the account of the Lenders, the Upfront Fees as set forth in the Fee Letter, all of which shall be due and payable in the amounts and at the times set forth therein. (b) Commitment Fee. On the first day of each calendar quarter following the Closing Date and continuing on a quarterly basis thereafter until and including the Commitment Termination Date, Borrowers shall pay to Administrative Agent, in arrears and for the account of the Lenders, a commitment fee in an amount equal to three hundred seventy-five thousandths of one percent (0.375%) per annum times the average amount by which the Revolving Commitments exceeded the Aggregate Revolving Obligations (other than Swing Line Loans) on each day during the immediately preceding calendar quarter; provided that (1) no commitment fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any commitment fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time that such Lender became a Defaulting Lender and unpaid at such time shall not be payable by Borrowers so long as such Lender shall be a Defaulting Lender. For purposes hereof, Swing Line Loans shall not be counted toward or considered as usage of the aggregate Revolving Commitments. (c) Letter of Credit Fees. On the first day of each calendar quarter following the date that any Letter of Credit is issued (or renewed or extended), and continuing on a quarterly basis thereafter until its expiration date and thereafter ON DEMAND, so long as any Letter of Credit shall remain issued and outstanding or any LC Obligations exist thereunder, Borrowers shall pay, (i) to Administrative Agent, in arrears and for the account of the Lenders, in accordance with their respective Pro Rata Shares thereof, a Letter of Credit fee (the “Letter of Credit Fee”), in an amount equal to (A) a rate per annum equal to the Applicable Margin in effect for Revolving Loans made as Term SOFR Loans plus, at all times when the Default Rate with respect to such Loans is in effect, two percent (2%) per annum, times (B) the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases or decreases periodically pursuant to the terms of such Letter of Credit), provided that no Letter of Credit Fee shall accrue in favor of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and except as otherwise provided in Section 4.2(a)(iii), any Letter of Credit Fee accrued in favor of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by Borrowers so long as such Lender shall be a Defaulting Lender, and (ii) directly to each LC Issuer for its own account a fronting fee at the rate per annum specified in the Fee Letter or, as applicable, in any LC Document (but if no such rate is so specified, then, at the rate of twenty-

- 74 - five hundredths of one percent (0.25%) per annum) on the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases or decreases periodically pursuant to the terms of such Letter of Credit), provided that LC Issuer may elect instead that such fronting fee be payable to it upon issuance of any such Letter of Credit. In addition, Borrowers shall pay directly to the LC Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the LC Issuer relating to letters of credit as from time to time in effect. Except as otherwise may be provided in any LC Document such customary fees and standard costs and charges shall be due and payable ON DEMAND. All of the foregoing fees and charges shall be fully earned upon issuance of the Letter of Credit, or any amendment, restatement, amendment and restatement, supplement, waiver, consent or other modification from time to time thereto as applicable, and none of such fees or charges shall be refundable, in whole or in part, regardless of any cancellation, termination, or drawing upon the Letter of Credit. (d) Administrative Agent Fees. Borrowers shall pay to Administrative Agent, for its own account, the fees payable to Administrative Agent that are described in the Fee Letter, all of which shall be due and payable in the amounts and at the times set forth therein. (e) Other Fees. Borrowers shall pay to each applicable Person the fees payable to such Person that are described in the Fee Letter, all of which shall be due and payable in the amounts and at the times set forth therein. (f) Calculation and Distribution of Interest Fees, Charges, and Other Amounts. Unless otherwise specifically provided herein or in any other Loan Document, interest, fees, charges and other amounts that are calculated on a per annum basis shall be calculated as follows: (i) for interest determined by reference to the Base Rate, a year of three hundred sixty (360) days, and (ii) for all other such computations of interest, fees, charges and other amounts, likewise, a year of three hundred sixty (360) days, in each case, for the actual number of days elapsed in the period during which it accrues. Each determination by Administrative Agent of any interest, fees, charges or interest rate hereunder or under any other Loan Document shall be final, conclusive, and binding for all purposes, absent manifest error. All fees payable under this Section 3.2 are compensation for services and, to the extent of Applicable Law, are not, and shall not be deemed to be, interest or any other charge for the use, forbearance, or detention of money. A certificate as to amounts payable by Borrowers under Section 14 and 15.4, timely submitted to Borrower Representative by Administrative Agent or the Affected Lender, as applicable, shall be final, conclusive, and binding for all purposes, absent manifest error, and Borrowers shall pay such amounts to the applicable Person within ten (10) days following receipt of such certificate. All fees shall be fully earned when due and shall not be subject to rebate, refund, or proration, in whole or in part. All fees paid to Administrative Agent for the account of the Lenders, LC Issuer, or any other Person shall be paid by Administrative Agent to such Persons promptly upon its receipt thereof and, with respect to fees payable for the account of the Lenders, in accordance with each such Lender’s Pro Rata Share thereof. (g) Maximum Interest. Notwithstanding any other provision herein, the aggregate interest rate charged or agreed to be paid with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under Applicable Law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the aggregate outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest that

- 75 - would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are Paid in Full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest that would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrowers shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest that would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and each of the Credit Parties to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration that constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the aggregate outstanding amount of the Loans made hereunder or be refunded to each of the applicable Credit Parties. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest, throughout the contemplated term of the Obligations hereunder. SECTION 4. LOAN ADMINISTRATION 4.1 Manner of Borrowing and Funding Revolving Loans. (a) Notice of Borrowing. Borrowers may request new Revolving Loans (including Swing Line Loans), by delivering to Administrative Agent at its Lending Office a Notice of Borrowing (which notice may be transmitted by electronic mail subject to the limitations set forth in Section 15.1(d)). If the requested Revolving Loan is to be a Base Rate Loan, then, such Notice of Borrowing must be received by Administrative Agent at or before 11:00 a.m. on the Business Day on which Borrowers desire such Revolving Loan to be made. If the requested Revolving Loan is to be a Term SOFR Loan, then such Notice of Borrowing must be received by Administrative Agent at or before 11:00 a.m. on the third (3rd) U.S. Government Securities Business Day preceding the date on which Borrowers desire such Revolving Loan to be made. Any Notice of Borrowing received by Administrative Agent after 11:00 a.m. on a Business Day (or, as applicable, U.S. Government Securities Business Day) shall be deemed to have been received on the immediately following Business Day. Each Notice of Borrowing for a Revolving Loan shall specify (i) the amount of the Borrowing; (ii) the requested funding date (which must be a Business Day or, as applicable, a U.S. Government Securities Business Day); (iii) whether the Borrowing is requested to be made as a Swing Line Loan, (iv) whether the Borrowing is requested to be made as a Base Rate Loan, or Term SOFR Loan; and (v) in the case of a Term SOFR Loan, the duration of the applicable Interest Period. If Borrowers do not specify an Interest Period with respect to any Notice of Borrowing for a Term SOFR Loan, then, the Interest Period for such Loan shall be deemed to be one (1) month. (b) Deemed Requests for Funding. Each Notice of Borrowing for a Revolving Loan received by Administrative Agent shall be irrevocable. (i) The becoming due of any Obligations shall be deemed to be a request for Base Rate Revolving Loans on the due date therefor in the amount of such Obligations, and, upon the making of such Revolving Loan, Administrative Agent shall apply the

- 76 - proceeds thereof in direct payment of such Obligations. In addition, Administrative Agent may, at its option, debit any of Borrowers’ or Subsidiaries’ Deposit Accounts maintained at Administrative Agent (or any of its Affiliates) by the amount of any Obligations that are then due and apply the proceeds thereof to the payment of such Obligations. (ii) If Borrowers have established a controlled disbursement Deposit Account with Administrative Agent (or any of its Affiliates), whether pursuant to an Auto Borrow Agreement or otherwise, then, the presentation for payment of any check or other item of payment drawn on such Deposit Account at a time when there are insufficient funds on deposit therein to pay the same shall be deemed to be a request for a Base Rate Revolving Loan on the date of such presentation in the amount of the checks and such other Payment Items presented for payment. The proceeds of such Revolving Loans may be disbursed directly to the controlled disbursement Deposit Account or other appropriate Deposit Account. (c) Fundings by Lenders. Except for Borrowings that Swing Line Lender elects to make as Swing Line Loans, Administrative Agent shall endeavor to notify Lenders of each Notice of Borrowing (or deemed request for a Borrowing) by 12:00 noon on the requested funding date for Base Rate Loans or by 3:00 p.m. at least Three (3) U.S. Government Securities Business Days before any requested funding of Term SOFR Loans. Each Lender shall fund to Administrative Agent such Lender’s Pro Rata Share of each requested Borrowing at the Principal Office of Administrative Agent to the account specified by Administrative Agent in immediately available funds no later than 2:00 p.m. on the requested funding date, unless Administrative Agent’s notice is received after the times provided above, in which case each Lender shall fund its Pro Rata Share by 11:00 a.m. on the next Business Day or, as applicable, U.S. Government Securities Business Day. Subject to its receipt of such amounts from Lenders, Administrative Agent shall disburse the proceeds of the Revolving Loans in the lawful manner directed by Borrower Representative. Unless Administrative Agent shall have received (in sufficient time to act) written notice from a Lender that it does not intend to fund its Pro Rata Share of a Borrowing, Administrative Agent may assume that such Lender has deposited or will deposit in accordance herewith its Pro Rata Share with Administrative Agent, and Administrative Agent may disburse a corresponding amount to Borrowers. If all or a portion of a Lender’s Pro Rata Share of any Borrowing is not in fact received by Administrative Agent, then Borrowers agree to repay to Administrative Agent ON DEMAND the amount of any deficiency, together with interest thereon from the date disbursed until repaid, at the rate applicable to such Borrowing. 4.2 Defaulting Lender. (a) Limitation on Actions. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, restatement, amendment and restatement, supplement, waiver, consent or other modification with respect to this Agreement or any other Loan Document shall be restricted as set forth in Section 15.2(a). (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts (other than fees that any Defaulting Lender is not entitled to receive pursuant to Section 4.2(a)(iii)) received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, as a scheduled payment or by prepayment, at

- 77 - maturity, pursuant to Section 11.2 or otherwise, and including any amounts made available to Administrative Agent by that Defaulting Lender pursuant to Section 15.6), shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to LC Issuer or the Swing Line Lender hereunder; third, to Cash Collateralize LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 4.6; fourth, as Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower Representative to be held in a non-interest bearing Deposit Account and released in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize LC Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 4.6; sixth, to the payment of any amounts owing to the Lenders, LC Issuer or Swing Line Lender as a result of any final, non-appealable judgment of a court of competent jurisdiction obtained by any Lender, LC Issuer or the Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrowers, or any of them, as a result of any final, non-appealable judgment of a court of competent jurisdiction obtained by such Borrower or Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed in a final, non- appealable judgment by a court of competent jurisdiction binding on such Defaulting Lender; provided, that, if (x) such payment is a payment of the principal amount of any Loans or LC Obligations in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or LC Obligations were made at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to the pay the Loans of, and LC Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in LC Obligations and Swing Line Loans are held by the Lenders Pro Rata in accordance with their Revolving Commitments without giving effect to Section 4.2(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.2(a)(ii) shall be deemed paid to (and the underlying obligations satisfied to the extent of such payment) and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Such Defaulting Lender shall not be entitled to receive any commitment fee, any fees with respect to Letters of Credit (except as provided in clause (B) below) or any other fees hereunder for any period during which that Lender is a Defaulting Lender (and Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

- 78 - (B) Each Defaulting Lender shall be entitled to receive fees with respect to Letters of Credit for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 4.6. (C) With respect to any fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrowers shall (x) pay to each Non- Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in LC Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to LC Issuer or Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to LC Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 6.2 are satisfied at the time of such reallocation (and, unless Borrowers shall have otherwise notified Administrative Agent at such time, Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause such Lender’s Revolving Credit Exposure at such time to exceed such Non- Defaulting Lender’s Revolving Commitment. Subject to Section 15.25, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrowers shall, without prejudice to any right or remedy available to them hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in an amount sufficient to cover the applicable Fronting Exposure within one (1) Business Day following the written request of Administrative Agent or LC Issuer (with a copy to Administrative Agent). (b) Defaulting Lender Cure. If Borrower Representative, Administrative Agent, Swing Line Lender and LC Issuer agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held Pro Rata by the Lenders in accordance with the Revolving Commitments (without giving effect to Section 4.2(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrowers while that Lender was a

- 79 - Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan, and (ii) LC Issuer shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 4.3 Borrower Representative. Each Credit Party hereby designates the Company (“Borrower Representative”) as its representative and agent for all purposes under the Loan Documents, including requests for Loans and Letters of Credit, designation of interest rates and Interest Periods, delivery or receipt of communications (including any Notice of Borrowing, Notice of Conversion/Continuation, any electronic mail notice or request for a Borrowing or the conversion, or continuation of any Loan, or any request for the issuance of any Letter of Credit), preparation and delivery of Borrowing Base Certificates and all attachments thereto, financial reports and Compliance Certificates, receipt and payment of Obligations, requests for waivers, amendments, or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Administrative Agent, LC Issuer, or any Lender. Borrower Representative hereby accepts such appointment. Administrative Agent, LC Issuer, and the Lenders may give any notice to, or communication with, a Credit Party hereunder or under any other Loan Document to or with Borrower Representative on behalf of such Credit Party. Each Credit Party agrees that any notice, election, communication, representation, agreement, or undertaking made on its behalf by Borrower Representative shall be binding upon and enforceable against it. Administrative Agent, LC Issuer, and the Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, the terms of this Section 4.3, provided that nothing contained herein shall limit the effectiveness of, or the right of Administrative Agent, LC Issuer or any Lender to rely upon, any notice (including without limitation a borrowing or conversion notice), instrument, document, certificate, acknowledgment, consent, direction, certification or any other action delivered by any Credit Party pursuant to this Agreement or any other Loan Document. 4.4 One Obligation. The Loans, LC Obligations, and other Obligations shall constitute one general, joint and several obligation of Credit Parties and (unless otherwise expressly provided in any Loan Document) shall be secured by Administrative Agent’s Lien upon all Collateral; provided, however, that Administrative Agent and each Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each Credit Party to the extent of any Obligations jointly or severally owed by such Credit Party. 4.5 Effect of Termination. On the Commitment Termination Date, all Obligations shall be immediately due and payable, in full. All undertakings of all Credit Parties contained in the Loan Documents shall survive any termination, and Administrative Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents, until Payment in Full of all Obligations. Section 2.4, Section 13.1, Section 14.1, Section 14.2, Section 14.3, Section 14.4, Section 15.3, Section 15.4, and Section 15.23, this Section 4.5, the obligation of each Credit Party and each Lender with respect to each indemnity given by it in any Loan Document, including under Section 8.9, Section 12.5 and Section 15.3, and each other term, provision, or section of this Agreement or any other Loan Document that states as much, shall survive Payment in Full of the Obligations and any release or termination relating to this Agreement, the other Loan Documents, or any credit facility established hereunder or thereunder. In connection with the foregoing, each credit Party acknowledges and agrees that Administrative Agent may condition the delivery of any payoff letter on receipt of an unconditional release of all Claims of all Credit

- 80 - Parties against Administrative Agent, LC Issuer and Lenders arising on or before the payment date in respect of the Obligations. 4.6 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of Administrative Agent or LC Issuer (with a copy to Administrative Agent) Borrowers shall Cash Collateralize LC Issuer’s Fronting Exposure with respect to such Defaulting Lender in an amount sufficient to cover the applicable Fronting Exposure (after giving effect to Section 4.2(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Borrowers, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to Administrative Agent, for the benefit of LC Issuer, and agrees to maintain, a perfected first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of LC Obligations, to be applied in the manner set forth below. If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent and LC Issuer as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure, Borrowers will, within one (1) Business Day following the written request of Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 4.6 or Section 4.2 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of LC Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such Property as may otherwise be provided for herein. Cash Collateral (or the appropriate portion thereof) provided to reduce any LC Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 4.6 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by Administrative Agent and LC Issuer that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Credit Party shall not be released during the continuance of an Event of Default (and following application as provided in this Section 4.6 may be otherwise applied in accordance with Section 5.5) but shall be released upon the waiver of such Event of Default in accordance with the terms of this Agreement, and (y) the Person providing Cash Collateral and LC Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other Obligations. 4.7 Borrowing Base and Reserves. Administrative Agent shall have the continuing, independent right to determine the Borrowing Base from time to time in its Reasonable Credit Judgment and otherwise in accordance with the terms of this Agreement, whether from data provided by Borrowers or otherwise. Each determination by Administrative Agent of the Borrowing Base shall be conclusive and binding for all purposes, absent manifest error. When any Reserve is to be established or a change in any amount, reserve, eligibility criteria or other item in the definitions of the terms “Borrowing Base,” “Eligible Accounts,” “Eligible Billed Accounts,” “Eligible Unbilled Accounts,” or “Eligible Inventory” is to be determined in each case in Administrative Agent’s Reasonable Credit Judgment, such Reserve shall be implemented or such change shall become effective three (3) Business Days (or, if a Cash Dominion Period shall be in effect, one (1) Business Day) following delivery of a written notice thereof (including by email) to Borrowers (such notice to include a reasonably detailed description of the Reserve being established), or immediately, without prior written notice, if (x) such change is a result of a mathematical calculation or (y) any Default or Event of Default has occurred and is continuing or (z) an event having a Material Adverse Effect on the Collateral (or on the ability of the Lenders to realize upon the Collateral or the value of the Collateral) has occurred or would result if such Reserve is not immediately established or modified. During such three (3) Business Day period (or, if a Cash Dominion Period shall be in effect, one (1) Business Day period), if applicable, Administrative Agent will, if requested, discuss any such Reserve or change with

- 81 - Borrowers, and Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such Reserve or change no longer exists or exists in a manner that would result in the establishment of a lower Reserve or result in a lesser change, in each case, in a manner and to the extent reasonably satisfactory to Administrative Agent. Notwithstanding the foregoing, the specified percentages set forth in the definition of “Borrowing Base” will not be reduced without the consent of Borrowers. SECTION 5. PAYMENTS 5.1 General Payment Provisions. All payments of Obligations shall be made in Dollars, without right of offset, recoupment, counterclaim, discount, charge back or other defense of any kind, free of (and without deduction for) any Taxes (except as otherwise may be required by Applicable Law and subject to Section 14.3) or other sums, and in immediately available funds, not later than 12:00 noon on the due date to the Principal Office of Administrative Agent, the LC Issuer, the Lenders or other obligee. Any payment after such time shall be deemed made on the next Business Day. Any payment of a Term SOFR Loan before the end of its Interest Period shall be accompanied by all amounts due under Section 14.1(c). Any prepayment of Loans (whether mandatory or voluntary) shall be applied first to Base Rate Loans and, then, to Term SOFR Loans. Subject to the provisos set forth in Section 3.1(f) in respect of “Interest Period,” whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of any applicable fee hereunder, but such payment shall be deemed to have been made on the date therefor for all other purposes hereunder. 5.2 Repayment of Revolving Loans. (a) Payment on Commitment Termination Date. Unless otherwise sooner becoming due and payable in accordance with the terms of this Agreement or any other Loan Document, Revolving Loans shall be due and payable in full on the Commitment Termination Date. (b) Voluntary Prepayments. Revolving Loans may be voluntarily prepaid from time to time, without penalty or premium (subject to Section 14.1(c)), as follows: (i) with respect to Base Rate Loans, Borrowers may prepay any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of Five Hundred Thousand Dollars ($500,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount; (ii) with respect to Term SOFR Loans, Borrowers may prepay any such Loans on any Business Day in whole or in part (together with any amounts due pursuant to Section 14.1(c)) in an aggregate minimum amount of Five Hundred Thousand Dollars ($500,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount; and (iii) with respect to Swing Line Loans, Borrowers may prepay any such Loans on any Business Day in whole or in part in any amount. All such prepayments shall be made: (i) upon written notice on the date of prepayment in the case of Base Rate Loans or Swing Line Loans; and (ii) upon not less than three (3) Business Days’ prior written notice in the case of Term SOFR Loans, in each case given to Administrative Agent, or the Swing Line Lender, as the case may be, by 11:00 a.m. on the date required (and Administrative Agent will promptly transmit written notice to each Lender). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in Section 5.2(c). (c) Mandatory Prepayments. At any time following the occurrence and during the continuation of a Cash Dominion Period, within one (1) Business Day following the receipt of any

- 82 - Net Proceeds (Asset Dispositions) in respect of any Asset Disposition of Equipment or other assets (other than Accounts or Inventory) with a fair market value in excess of $5,000,000 or any Net Proceeds (Loss) with respect to such assets, Borrowers shall apply an amount equal to 100% of such Net Proceeds (Asset Dispositions) or Net Proceeds (Loss), as applicable, received with respect thereto to prepay the outstanding principal amount of the Loans and/or, if required after an Event of Default, Cash Collateralize the outstanding LC Obligations, and Borrowers shall deliver an updated Borrowing Base Certificate to Administrative Agent on the date of any such Asset Disposition or receipt of Net Proceeds (Loss). Prepayments made pursuant to this Section 5.2(c) or the preceding Section 5.2(b) shall be applied, first, to the payment of any Swing Line Loans; second, to the payment of all other Revolving Loans that are Base Rate Loans; third, to the payment of all other Revolving Loans that are Term SOFR Loans; and, fourth, after an Event of Default, at Administrative Agent’s discretion, to Cash Collateralize any LC Obligations then outstanding. Any amount remaining after the application in accordance with the foregoing may be retained by Borrowers for use in the Ordinary Course of Business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held in the LC Cash Collateral Account may be applied (without any further action by or notice to or from Borrowers or any other Credit Party) to reimburse the LC Issuer or the Lenders, as applicable. (d) Collection Account. During a Cash Dominion Period, the collected balance in each Collection Account as of the end of each Business Day shall, at the beginning of the next Business Day, be applied, first, to the principal balance of the Revolving Loans (unless such funds are otherwise required to be applied to some other portion of the Obligations in accordance with this Agreement) and then, to other Obligations, as determined by Administrative Agent. If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of Borrowers and shall be made available to Borrowers as long as no Default or Event of Default exists. During the existence and continuance of a Cash Dominion Period and except to the extent otherwise expressly provided herein, each Borrower irrevocably waives the right to direct the application of any payments or Collateral Proceeds, and agrees that Administrative Agent shall have the continuing, exclusive right to apply, reverse and reapply the same against the Obligations, in such order or manner as Administrative Agent deems advisable. Any of the foregoing to the contrary notwithstanding, Administrative Agent may charge back to any Collection Account (or any other account of a Borrower maintained with Administrative Agent) a Payment Item that is returned for inability to collect, plus accrued interest during the period of Administrative Agent’s provisional credit for such item before receiving notice of dishonor. Administrative Agent and Lenders assume no responsibility to Borrowers for any lockbox arrangement or Collection Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank. 5.3 [Reserved]. 5.4 Payment of Other Obligations. Obligations other than Loans, including LC Obligations and Extraordinary Expenses, shall be paid by Borrowers as provided in the Loan Documents or, if no payment date is specified, ON DEMAND. 5.5 Post-Default Allocation of Payments. (a) Allocation. Notwithstanding anything herein or in any other Loan Document to the contrary, during an Event of Default, if so directed by the Required Lenders or at Administrative Agent’s discretion, monies to be applied to the Obligations, whether arising from payments by Credit Parties, realization on Collateral, by exercise of setoff, or otherwise, shall be allocated as follows:

- 83 - (i) first, to (A) all fees, including fees payable pursuant to this Agreement, the Fee Letter or any other Loan Document, then owing, (B) all costs and expenses, including Extraordinary Expenses, reimbursable by Credit Parties, then owing, (C) all Indemnitee Obligations, and (D) any Protective Advances (including principal and interest), in each case, to the extent owing to Administrative Agent in its capacity as Administrative Agent; (ii) second, to (A) all costs and expenses reimbursable by Credit Parties, and (B) all Indemnitee Obligations, to the extent owing to LC Issuer Indemnitees and any Lender Indemnitees; (iii) third, to all amounts owing to Swing Line Lender on Swing Line Loans (including principal and interest); (iv) fourth, to all amounts owing to LC Issuer with respect to that portion of the LC Obligations that constitutes unreimbursed draws under Letters of Credit (including principal and interest); (v) fifth, to all Obligations constituting fees owing to LC Issuer or any Lender, to the extent not already paid above (other than any then constituting Bank Product Obligations); (vi) sixth, to all Obligations constituting interest owing to any Lender to the extent not already paid above (other than any then constituting Bank Product Obligations); (vii) seventh, to (A) all Loans, (B) LC Obligations (including the Cash Collateralization of that portion of the LC Obligations constituting then undrawn amounts under outstanding Letters of Credit), and (C) Bank Product Obligations (including the Cash Collateralization of that portion of any Bank Product Obligations that are then contingent or otherwise not yet due and payable), if and to the extent that consistent with Section 12.13, the applicable Bank Product Provider thereof has delivered a Secured Party Designation Notice to Administrative Agent, up to the amount of Reserves then being imposed by Administrative Agent in regard thereto; (viii) eighth, to all other Bank Product Obligations (including the Cash Collateralization of that portion of any Bank Product Obligations that are then contingent or otherwise not yet due and payable), described in sub-clause (C) of clause (vii) above, to the extent not already paid; (ix) ninth, to all other Obligations, including any other Bank Product Obligations (including the Cash Collateralization of that portion of any Bank Product Obligations and other Obligations that are then contingent or otherwise not yet due and payable), if and to the extent not already paid, other than any then owing to the Defaulting Lenders; (x) tenth, to all Obligations then owing to the Defaulting Lenders; and (xi) lastly, the balance, if any, after all of the Obligations have been Paid in Full, to Borrowers or as otherwise then required under Applicable Law. (b) Manner of Application. In respect of the waterfall of payment application set forth in subsection (a) above, amounts shall be applied to each of the foregoing categories of Obligations

- 84 - in the order presented above within each category before being applied to the following category. Where applicable, all amounts to be applied to a given category will be applied on a pro rata basis among those entitled to payment in such category. (c) Bank Product Obligations. In determining the amount to be applied to Bank Product Obligations within clauses seventh, eighth and ninth above, the pro rata share of each Bank Product Provider (other than Regions Bank and its Affiliates) shall be based on the lesser of (x) the estimated maximum amount thereof to be created or incurred as so designated in the then most recent Secured Party Designation Notice from such Bank Product Provider to Administrative Agent and (y) the actual amount of such Bank Product Obligations then owing to such Bank Product Provider, which each Bank Product Provider (other than Regions Bank and its Affiliates) shall be obliged to designate to Administrative Agent at the time of, and as a condition to, its receipt of such amounts. Administrative Agent shall have no duty to investigate whether such Bank Product Obligations are actually owing to such Bank Product Provider in such designated amount, and, instead, shall be entitled to rely in all respects on such Bank Product Provider’s designation thereof. The pro rata share of Regions Bank and its Affiliates shall not be subject to the foregoing limitations, but shall be determined and reported directly to Administrative Agent by Regions Bank. (d) Secured Parties as Beneficiaries. The allocations set forth in this Section 5.5 are solely to determine the rights and priorities of the Secured Parties among themselves and may be changed by agreement among them at any time and from time to time without notice to, or the consent of, any Credit Party. No Credit Party is entitled to any benefit under this Section 5.5 or has any standing to enforce this Section 5.5. (e) Excluded Swaps. Excluded Swap Obligations with respect to any Credit Party shall not be paid with amounts received from such Credit Party or such Credit Party’s assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in subsection (a) of this Section 5.5. (f) Erroneous Application. Administrative Agent shall not be liable for any application of amounts made by it pursuant to this Section 5.5 if made in Good Faith and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount ought to have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Secured Party, then such Secured Party, by accepting the benefits of this Agreement, agrees to return it). 5.6 Sharing of Payments. If any Lender shall, by exercising any claim, counterclaim, right of setoff (including any permitted under Section 15.6), charge back, discount, defense, qualification, or exception or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligations greater than its Pro Rata Share thereof as provided herein, then, the Lender receiving such greater proportion shall (a) notify Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the Loans and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable (as determined by Administrative Agent), so that the benefit of all such payments shall be shared by the Lenders in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, based on their respective Pro Rata Shares thereof; provided, however, that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; (ii) the provisions of this paragraph shall not be construed to apply to (A) any

- 85 - payment made by a Credit Party pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Commitments, Loans, or participations in Swing Line Loans or LC Obligations to any Transferee; and (iii) no Lender or Participant may exercise any right of setoff except as provided in Section 15.6. 5.7 Nature and Extent of each Borrower’s Liability. (a) Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally Guarantees to Administrative Agent, LC Issuer, each Lender and each other Secured Party the prompt payment and performance of, all Obligations and all agreements under the Loan Documents. Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each of the other Borrowers to accept joint and several liability for the payment and performance of the Obligations, not merely as a surety but also as a co-debtor, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower and all Borrowers without preferences or distinctions between or among them. Each Borrower agrees that its Guarantee obligations hereunder with respect to the Obligations of each other Borrower constitute a continuing Guarantee of payment and not of collection, that such obligations shall not be discharged until Payment in Full of the Obligations, and that such obligations are absolute and unconditional, irrespective of (i) the genuineness, validity, regularity, enforceability, subordination, or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument, or agreement to which any Credit Party is or may become a party or be bound; (ii) the absence of any action by Administrative Agent, LC Issuer, each Lender or any other Secured Party to enforce this Agreement (including this Section 5.7) or any other Loan Document, or any waiver, consent, or indulgence of any kind given by Administrative Agent, LC Issuer, any Lender or any Secured Party with respect thereto; (iii) the existence, value, or condition of, or failure to perfect a Lien, or to preserve rights against, any security or Guarantee for the Obligations or any action, or the absence of any action, by Administrative Agent, LC Issuer, or any Lender in respect thereof (including the release of any security or Guarantee); (iv) the insolvency of any Credit Party or Subsidiary; (v) any election by Administrative Agent, LC Issuer, any Lender or any other Secured Party in an Insolvency Proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (vi) any borrowing of Debt or grant of a Lien by any other Credit Party, whether as debtor- in-possession under Section 364 of the Bankruptcy Code or otherwise; (vii) the disallowance of any claims of Administrative Agent, LC Issuer, any Lender or any other Secured Party as against any Credit Party for the repayment of any Obligations whether under Section 502 of the Bankruptcy Code or otherwise; (viii) any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding in respect of any Credit Party; or (ix) any other action, event, circumstance or condition that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Payment in Full of all Obligations. (b) Waivers. (i) Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Administrative Agent, any Lender or any other Secured Party to marshal assets or to proceed against any Credit Party, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor, or accommodation co-obligor other than Payment in Full of all Obligations. It is agreed among each Borrower, Administrative Agent, LC

- 86 - Issuer and the Lenders that the provisions of this Section 5.7 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Administrative Agent, LC Issuer and the Lenders would decline to make Loans and issue Letters of Credit. Each Borrower acknowledges that its Guarantee pursuant to this Section 5.7 is necessary to the conduct and promotion of its business and can be expected to benefit such business. (ii) Administrative Agent and LC Issuer may, in their discretion, and at the direction of Required Lenders shall (and the other Secured Parties shall, at the direction of Administrative Agent), pursue such rights and remedies as they deem appropriate, including realization upon Collateral by judicial foreclosure or non-judicial sale or enforcement, without affecting any rights and remedies under this Section 5.7. If, in taking any action in connection with the exercise of any rights or remedies, Administrative Agent, LC Issuer or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Credit Party or other Person, whether because of any Applicable Law pertaining to “election of remedies” or otherwise, each Borrower consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any Credit Party might otherwise have had. Each of Borrowers waives, to the fullest extent permitted by Applicable Law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance that operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each of the other Borrowers. Any election of remedies that results in denial or impairment of the right of Administrative Agent, LC Issuer or any Lender to seek a deficiency judgment against any Credit Party shall not impair any Borrower’s obligation to pay the full amount of the Obligations. Each Borrower waives all rights and defenses arising out of an election of remedies, such as non-judicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Borrower, any Credit Party or any other Person. Administrative Agent may bid all or a portion of the Obligations at any foreclosure or trustee’s sale or at any private sale, and the amount of such bid need not be paid by Administrative Agent but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Administrative Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations Guaranteed under this Section 5.7, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which Administrative Agent, LC Issuer, any Lender or any other Secured Party might otherwise be entitled but for such bidding at any such sale. (c) Extent of Liability; Contribution. (i) Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section 5.7 shall be limited to the greater of (A) all amounts for which such Borrower is primarily liable, as described below, and (B) such Borrower’s Allocable Amount (as defined below). (ii) If any Borrower makes a payment under this Section 5.7 of any Obligations, other than amounts for which such Borrower is primarily liable (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or

- 87 - concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then, such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately before such Guarantor Payment. The “Allocable Amount” for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section 5.7 without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any other applicable Debtor Relief Law. (iii) Nothing contained in this Section 5.7 shall limit the liability of any Borrower to pay Loans made directly or indirectly to that Borrower (including Loans advanced to any other Borrower and then remade or otherwise transferred to, or for the benefit of, such Borrower), LC Obligations relating to Letters of Credit issued to support such Borrower’s business, and all accrued interest, fees, expenses, and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. Administrative Agent and Lenders shall have the right, at any time in their discretion, to condition Loans and Letters of Credit upon a separate calculation of Excess Availability for each Borrower and to restrict the disbursement and use of such Loans and Letters of Credit to such Borrower. (d) Joint Enterprise. Each Borrower has requested that Administrative Agent, LC Issuer and the Lenders make this credit facility available to Borrowers on a combined basis, to finance Borrowers’ business most efficiently and economically. Borrowers’ business is a mutual and collective enterprise, and Borrowers believe that consolidation of their credit facilities will enhance the borrowing power of each Borrower and ease the administration of their relationship with credit providers (including Administrative Agent, LC Issuer and the Lenders), all to the mutual advantage of Borrowers. Borrowers acknowledge and agree that Administrative Agent, LC Issuer and Lenders’ willingness to extend credit to Borrowers and to administer the Collateral on a combined basis, as set forth herein, is done solely as an accommodation to Borrowers and at Borrowers’ request. (e) Subordination. Each Borrower hereby subordinates any claims, including any rights at law or in equity, to payment, subrogation, reimbursement, exoneration, contribution, indemnification, or set off, that it may have at any time against any other Credit Party, howsoever arising (including the right to payment of any Debt (including Intercompany Debt), loans or other advances), to Payment in Full of all Obligations. (f) Keepwell. Borrowers hereby agree to cause each Qualified ECP Guarantor to jointly and severally absolutely, unconditionally and irrevocably undertake to provide such funds or other support as may be needed from time to time by each Specified Credit Party to honor all of such Specified Credit Party’s obligations under its Guarantee and the Security Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under its undertaking pursuant to this Section 5.7 for the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under its Guarantee, voidable under the Bankruptcy Code and other applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 5.7 shall remain in full force and effect until Payment in Full of the Obligations. Each Borrower, for itself and on behalf of each Qualified ECP Guarantor, intends that this Section 5.7 (and any corresponding provision of any applicable Guarantee) constitute, and

- 88 - this Section 5.7 (and any corresponding provision of any applicable Guarantee) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act. (g) Inquiry. Each Borrower represents and warrants to Administrative Agent, LC Issuer and Lenders that such Borrower is currently informed of the financial condition of the other Borrowers and of all other circumstances that a diligent inquiry would reveal and that bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Administrative Agent, LC Issuer and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants to Administrative Agent, LC Issuer and Lenders that such Borrower will continue to keep informed of the other Borrowers' financial condition and of all other circumstances that bear upon the risk of nonpayment or non-performance of the Obligations. (h) Subrogation Generally. Notwithstanding any term of this Agreement or of any Loan Document that may be to the contrary, each Borrower further hereby agrees that it will not enforce any of its rights that arise from the existence, payment, performance or enforcement of the provisions of this Section 5.7, including any rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Administrative Agent, LC Issuer or any Lender against any Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until such time as all of the Obligations have been Paid in Full. Any claim that any Borrower may have against any other Borrower or another Credit Party with respect to any payments to Administrative Agent, LC Issuer or any Lender hereunder or under any of the Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior Payment in Full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its Debts or its Properties, whether voluntary or involuntary, all such Obligations shall be Paid in Full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower in regard thereto. If any such amount shall be paid to any Borrower in violation of the immediately preceding sentence, such amount shall be held in trust by such Borrower for the benefit of Administrative Agent, LC Issuer and Lenders, and shall promptly be paid to Administrative Agent to be credited and applied to the Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any such rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (a “Foreclosed Borrower”), including after Payment in Full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Borrower, whether pursuant to this Agreement or otherwise. SECTION 6. CONDITIONS PRECEDENT

- 89 - 6.1 Conditions Precedent to Initial Loans. In addition to any other conditions precedent set forth in this Agreement or any other Loan Document, none of Administrative Agent, LC Issuer, nor any Lender shall be required to fund any requested Loan, issue any Letter of Credit, or otherwise make any extension of credit or financial accommodation to or for the benefit or account of any Borrower hereunder as of the date of this Agreement until each of the following conditions precedent has been satisfied (as determined by Administrative Agent) or waived in accordance with the terms of this Agreement: (a) Loan Documents. Notes shall have been executed by Borrowers and delivered to each Lender that, before the Closing Date, has requested the issuance of a Note. This Agreement, the Security Agreement, and each other Loan Document shall have been duly executed and delivered to Administrative Agent by each of the signatories thereto, and each Credit Party shall be in compliance with all terms hereof and thereof. (b) Evidence of Filings; Lien Searches. Administrative Agent shall have received copies of all filings or recordations necessary to perfect its Liens in the Collateral and UCC, Lien, and Intellectual Property searches and all other searches with respect to Credit Parties (but excluding for avoidance of doubt Immaterial Restricted Subsidiaries) and other evidence satisfactory to Administrative Agent that such Liens are the only Liens upon the Collateral (other than Permitted Liens). (c) Collection Accounts. Administrative Agent shall have received duly executed Article 9 Control Agreements and related agreements establishing each Collection Account and, as applicable, each related lockbox, in form and substance and with financial institutions, satisfactory to Administrative Agent. (d) Closing and Solvency Certificate. Administrative Agent shall have received a certificate, in form and substance satisfactory to it, from a knowledgeable Responsible Officer of each Credit Party certifying that, after giving effect to the initial Loans, any initial Letters of Credit and the other transactions contemplated herein, among other things, (A) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by Borrowers and the other Credit Parties, if any, in connection with this Agreement and the other Loan Documents and the transactions contemplated herein and therein have been obtained and are in full force and effect, (B) no investigation or inquiry by any Governmental Authority regarding this Agreement and the other Loan Documents and the transactions contemplated herein and therein is ongoing, (C) since the date of the most-recent annual audited financial statements for the Tested Companies, as reflected in the Historical Financial Statements, there has been no event or circumstance that could be reasonably expected to have a Material Adverse Effect, (D) the most-recent annual audited financial statements of the Tested Companies, as reflected in the Historical Financial Statements, were prepared in accordance with GAAP, except as noted therein, and fairly present in all material respects the financial condition and results from operations of the Tested Companies, (E) the Credit Parties and their Subsidiaries, on a consolidated basis, are Solvent and, after consummation of the transactions contemplated to occur under this Agreement and the other Loan Documents, will be Solvent and (F) the conditions set forth in Section 6.2 have been met as of the Closing Date. (e) Officer’s Certificates. Administrative Agent shall have received a certificate of the corporate (company) secretary (or another Responsible Officer) of each Credit Party (but excluding for avoidance of doubt any Immaterial Restricted Subsidiary), certifying (i) that attached copies of such Credit Party’s Organizational Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate Governing Body, have not been amended,

- 90 - modified, or revoked, and constitute all resolutions adopted with respect to the credit facility contemplated in this Agreement and the other Loan Documents; and (iii) to the title, name, and signature of each Person authorized to sign the Loan Documents on behalf of such Credit Party. Administrative Agent may conclusively rely on each such certificate until it is otherwise notified by the applicable Credit Party in writing. (f) Organizational Documents; Good Standing Certificates. Administrative Agent shall have received copies of the Organizational Documents of each Credit Party (but excluding for avoidance of doubt any Immaterial Restricted Subsidiary), certified currently (if requested by Administrative Agent) by the Secretary of State or other appropriate official of such Credit Party’s jurisdiction of organization. Administrative Agent shall have received good standing certificates for each Credit Party issued by the Secretary of State or other appropriate official of such Credit Party’s jurisdiction of organization and, if requested by Administrative Agent, each jurisdiction where such Credit Party’s business activities or ownership of Property necessitates qualification. (g) Opinions of Counsel. Administrative Agent shall have received a written opinion (which shall cover, among other things, authority, legality, validity, execution and delivery, binding effect, enforceability, no conflict, no violation of Organizational Documents or Applicable Law, and creation and perfection of Liens) of counsel to Credit Parties (but excluding for avoidance of doubt any Immaterial Restricted Subsidiary), as well as any local counsel to Credit Parties or Administrative Agent, in form and substance satisfactory to Administrative Agent. (h) Insurance. Administrative Agent shall have received (i) copies of policies and certificates of insurance for the insurance policies (including credit insurance) carried by Credit Parties, all of which shall be in compliance with Section 8.3 and any other provisions of the Loan Documents relevant thereto, together with such lender’s loss payable and additional insured endorsements showing Administrative Agent as agent for the Secured Parties, each of which shall be in form and substance satisfactory to Administrative Agent, and (ii) in connection with any credit insurance policy that is to serve as Acceptable Credit Support hereunder, a copy of such of Borrowers’ credit insurance policy, together with such beneficiary, loss payee or additional insured endorsements so as to insure that Administrative Agent has the right to receive payments thereunder. (i) Due Diligence. Administrative Agent shall have completed its business, financial and legal due diligence of Credit Parties, including receipt and review of the completed Collateral Disclosure Certificate with respect to the Credit Parties and certain limited information regarding Immaterial Restricted Subsidiaries, agreements relating to surety bonds or pursuant to which any Credit Party is required to procure surety bonds for the benefit of any third party; an update of any previous field examinations, the Historical Financial Statements, Projections for the succeeding twelve (12) months’ period following the Closing Date, quarter-by-quarter, and for the three (3) years thereafter, year by year, all credit investigations and background checks, and any other material contracts as reasonably requested by Administrative Agent, and the results, form, and substance of each of the foregoing items shall be reasonably satisfactory to Administrative Agent. (j) Material Adverse Effect. No event or circumstance that, taken alone or in conjunction with other events or circumstances has had, or could be expected to have, a Material Adverse Effect shall have occurred since the date of the audited financial statements of the Company and its Subsidiaries described in the Historical Financial Statements. (k) Debt and Capital Structure. Administrative Agent shall be satisfied with the Credit Parties’ Debt and capital structure.

- 91 - (l) Payment of Fees. Borrowers shall have paid all fees and expenses (to the extent invoices related to such expenses have been received by the Company at least two (2) Business Days prior to the Closing Date (or such later date as reasonably agreed by the Company)) to be paid to Administrative Agent and Lenders on the Closing Date (including pursuant to the Fee Letter) or Administrative Agent shall be satisfied with all arrangements made to pay such fees and expenses on the Closing Date with the proceeds of Loans to be made on the Closing Date. (m) Borrowing Base Certificate. Administrative Agent shall have received a Borrowing Base Certificate (and all supporting reports as Administrative Agent may require) prepared as of a recent date acceptable to Administrative Agent. Upon giving effect to the initial funding of Loans and issuance of Letters of Credit and the payment by Borrowers of all fees and expenses incurred in connection herewith, Excess Availability shall equal or exceed $80,000,000. (n) Governmental and Third Party Consents. Administrative Agent shall have received certified or executed (as applicable) copies of all required governmental, shareholder, and Third Party Claimant consents and approvals and in each case to the extent applicable, all waiting periods relating thereto shall have expired and no investigation or inquiry by any Governmental Authority regarding this Agreement or any other Loan Document or any transaction contemplated herein shall be ongoing. (o) Payoff Letter. Administrative Agent shall have received a payoff letter, in form and substance satisfactory to Administrative Agent, regarding all Debt that will be paid on the Closing Date with proceeds of Loans. (p) No Litigation. There shall be no Adverse Proceeding in which any Credit Party or any Subsidiary is a party defendant that would constitute an Event of Default under Section 7.17 or that, taken as a whole, could reasonably be expected to have a Material Adverse Effect. (q) Notice of Borrowing; Payment Authorization. Administrative Agent shall have received a Notice of Borrowing for Loans requested to be made on the Closing Date, together with complete payment authorizations (including the amount thereof) with respect to the disposition of the proceeds of such Loans on the Closing Date. (r) PATRIOT Act. (i) The Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. (s) Financial Assurance Requirements. The Company and its Subsidiaries shall have complied in all material respects with all state and federal regulations regarding financial assurance requirements (including but not limited to reclamation bonding requirements) and shall have provided Administrative Agent such evidence thereof as Administrative Agent may reasonably request. 6.2 Conditions Precedent to All Extensions of Credit. Administrative Agent, LC Issuer and the Lenders shall not be required to fund any Loans, issue any Letter of Credit or grant any other financial accommodation to or for the benefit of Borrowers, unless each of the following conditions precedent are satisfied or waived in accordance with the terms hereof: (a) No Default. No Default or Event of Default shall exist at the time of, or result from, such funding, issuance, or grant;

- 92 - (b) Accuracy of Representations and Warranties. The representations and warranties of each Credit Party in this Agreement and the other Loan Documents shall be true and correct in all material respects on the date of, and after giving effect to, such funding, issuance, or grant (provided that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects on such effective date), except for those representations and warranties that expressly relate to an earlier date, in which case, they shall have been true and correct in all material respects as of such date; (c) No Material Adverse Effect. No event shall have occurred or circumstance shall have existed since the Closing Date that has had or could be expected to have a Material Adverse Effect; (d) LC Conditions. With respect to issuance of any Letter of Credit, each of the LC Conditions shall be satisfied or waived in accordance with the terms of this Agreement; and (e) Defaulting Lender. With respect to the issuance of any Letter of Credit, there is no Defaulting Lender at the time such Letter of Credit is to be issued, unless arrangements satisfactory to LC Issuer shall been made with respect to the undivided interest and participation of such Defaulting Lender in and to such Letter of Credit and all other Letters of Credit then outstanding, which arrangements may include Borrowers’ posting of Cash Collateral in an amount equal to such Defaulting Lender’s interest and participation therein on terms satisfactory to Administrative Agent and LC Issuer. Each request (or deemed request) by Borrowers for funding of a Loan, issuance of a Letter of Credit, or grant of an accommodation shall constitute a representation by Credit Parties that the foregoing conditions are satisfied on the date of such request and on the date of such funding, issuance, or grant. SECTION 7. REPRESENTATIONS AND WARRANTIES To induce Administrative Agent, LC Issuer, the Lenders and each other Secured Party, as applicable, to enter into this Agreement, provide their respective Commitments, make Loans and permit them to remain outstanding, issue Letters of Credit, and make any other extension of credit or financial accommodation hereunder or under the other Loan Documents, each Credit Party makes the following representations and warranties, all of which shall survive the execution and delivery of this Agreement and the other Loan Documents, and each of which shall be deemed made as of the Closing Date and as of the date of each request for the making of a Loan, the issuance of a Letter of Credit, or the making of any other extension of credit or financial accommodation hereunder or under the other Loan Documents: 7.1 Organization and Qualification. Each Credit Party and each of its Subsidiaries (a) is a corporation, limited liability company, or limited partnership, as applicable, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, organization, or formation, except to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has all requisite power and authority to (i) own and operate its Properties and to carry on its business as now conducted and as proposed to be conducted, except where the failure to have such power and authority or to carry on such business would not be reasonably expected to have a Material Adverse Effect, and (ii) enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is duly qualified, authorized to do business, and is in good

- 93 - standing in each jurisdiction where failure to be so qualified, authorized or in good standing could reasonably be expected to have a Material Adverse Effect. 7.2 Power and Authority. Each Credit Party and each Subsidiary is duly authorized to execute, deliver, and perform its Obligations under each of the Loan Documents to which it is a party. Each Credit Party’s and Subsidiary’s execution, delivery, and performance of each of the Loan Documents to which it is a party have been duly authorized by all necessary corporate, company or partnership action. The execution, delivery and performance by the Credit Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and will not (a) violate in any material respect any provision of any Applicable Law relating to any Credit Party, any of the Organizational Documents of any Credit Party, or any order, judgment or decree of any Governmental Authority binding on any Credit Party (or its Property); (b) except as would not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Material Contract of any Credit Party; (c) result in or require the creation or imposition of any Lien upon any of the Properties of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent for the benefit of the holders of the Obligations) whether now owned or hereafter acquired; or (d) require any approval of stockholders, members or partners of any Credit Party or any approval or consent of any Person under any Material Contract or Organizational Document of any Credit Party (other than any approvals that have been obtained). The execution, delivery and performance by Credit Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents applicable thereto do not and will not require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (x) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Administrative Agent for filing and recordation, as of the Closing Date, (y) other filings, recordings or consents that have been obtained or made, as applicable, and (z) such registrations, consents, approvals, notices and other actions the failure to be obtained or made which would not reasonably be expected to have a Material Adverse Effect. 7.3 Enforceability. Each Loan Document has been duly executed and delivered by each Credit Party that is a party thereto and constitutes a legal, valid, and binding obligation of each Credit Party that is a party thereto, enforceable in accordance with its terms, except as enforceability may be limited by any Debtor Relief Law or by general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity). 7.4 Capital Structure. As of the Closing Date, Schedule 7.4 sets forth, for each Credit Party and each Subsidiary, (a) such Person’s true and correct legal name; (b) such Person’s jurisdiction of incorporation, organization, or formation, as applicable; (c) other than with respect to the Company, such Person’s authorized, issued and outstanding Equity Interests; and (d) other than with respect to the Company, the number, type or class, and holders, of such Person’s issued and outstanding Equity Interests, together with the number and percentage of Equity Interests held by each such holder and whether such Equity Interests constitute Voting Equity Interests or otherwise. As of the Closing Date, there are no agreements binding on any such holders with respect to their interests or rights in and to such Equity Interests. In the five (5) years preceding the Closing Date, no Credit Party or any Subsidiary has consummated any Acquisition or otherwise acquired any substantial part of the assets of any Person or been the surviving Entity in a merger or combination, except as may be set forth on Schedule 7.4 or as consummated as part of the Legal Entity Rationalization. Each Credit Party and each Subsidiary has good title to its Equity Interests in its Subsidiaries, free and clear of all Liens other than Permitted Liens, and all Equity Interests of Credit Parties and all such Subsidiaries are duly issued, fully paid, and non-assessable. Except as set forth on Schedule 7.4 as of the Closing Date, there are no outstanding purchase options, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights, or powers

- 94 - of attorney relating to Equity Interests of any Credit Party or Subsidiary. None of the Equity Interests issued by any Credit Party or Subsidiary has been issued in violation of the Exchange Act or the securities, “Blue Sky,” or any other Applicable Law of any applicable jurisdiction. Except as set forth on Schedule 7.4, no Credit Party or any of its Subsidiaries is subject to any obligation (contingent or otherwise) to make any Restricted Payment with respect to any Equity Interests issued by such Person or to register any such Equity Interests, and none of such Equity Interests is subject to any Restrictive Agreement, other than as set forth in Schedule 7.17 or otherwise permitted hereunder. 7.5 Title to Properties; Priority of Liens. Each Credit Party and each Subsidiary has good and marketable title to (or valid leasehold interests in) all of its Property, free and clear of all Liens other than Permitted Liens, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Each Credit Party and each Subsidiary has good Mining Title to all of its Mines. has paid and discharged all claims that, if unpaid, could become a Lien (other than a Permitted Lien) on its Properties. Administrative Agent’s Liens in the Collateral are duly perfected and constitute first-priority Liens, subject, in the case of priority, only to Permitted Liens that are expressly permitted under the Loan Documents to have priority. 7.6 Licenses and Permits. Each Credit Party and each Subsidiary has obtained and holds in full force and effect, all franchises, licenses, leases, Permits, certificates, authorizations, qualifications, easements, rights of way, and other rights and approvals that are necessary for the operation of its business as presently conducted and whose absence or failure to obtain could reasonably be expected to have a Material Adverse Effect. Neither any Credit Party nor any Subsidiary is in violation of the terms of any such franchises, licenses, leases, Permits, certificates, authorizations, qualifications, easements, rights of way, or right or approval in any such case that could reasonably be expected to have a Material Adverse Effect. 7.7 Real Estate. (a) As of the Closing Date, all Material Leased Real Estate leased (or subleased) by a Credit Party or a Subsidiary as of the Closing Date, together with the name of the lessor (and, as applicable, sub-lessor) of such Material Leased Real Estate are set forth in Schedule 7.7. The leases (and subleases) of each Credit Party and each Subsidiary are valid, enforceable (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditor’s rights generally), and in full force and effect. As of the Closing Date, (i) the Company and its Subsidiaries possess all leasehold interests necessary for the operation of the Mines currently being operated by each of them, except where the failure to possess such leasehold interests would not reasonably be expected to have a Material Adverse Effect, (ii) each of their respective rights under the leases, contracts, rights-of-way and easements necessary for the operation of such Mines are in full force and effect, except to the extent that failure to maintain such leases, contracts, rights of way and easements in full force and effect would not reasonably be expected to have a Material Adverse Effect. (b) As of the Closing Date, all Material Real Estate owned by a Credit Party or a Subsidiary as of the Closing Date is set forth on Schedule 7.7. No Credit Party or any Subsidiary owns or holds, or is obligated under or a party to, any option, right of first refusal, or any other contractual right to purchase, acquire, sell, assign, or dispose of any Real Estate owned or leased (or subleased) by it that could result in a Material Adverse Effect. 7.8 Casualties; Taking of Properties; etc. Since the date of the most recent audited financial statements of the Tested Companies described in the Historical Financial Statements, neither the business nor the Properties of any Credit Party or any Subsidiary has been affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot,

- 95 - activities of armed forces, or acts of God, or of any public enemy, that, individually or collectively, could reasonably be expected to have a Material Adverse Effect. 7.9 Deposit Accounts; Securities Accounts; Commodity Accounts. As of the Closing Date, no Credit Party nor any Subsidiary has opened, or otherwise maintains, any Deposit Accounts, Securities Accounts or Commodity Accounts, except for those listed in Schedule 7.9. 7.10 Intellectual Property. Each Credit Party and each Subsidiary owns or possesses adequate Licenses, patents, patent applications, copyrights, service marks, trademarks, and trade names (or adequate rights in any of the foregoing) to continue to conduct its business as heretofore conducted by it without conflict with any rights of others, in each case except where the failure to so own or possess would not reasonably be expected to have a Material Adverse Effect. Schedule 7.10 sets forth with respect to each Credit Party and each Subsidiary (a) all of such Person’s federal, state, and foreign registrations of trademarks and all pending applications for any such registrations; and (b) all of such Person’s patents and registered copyrights and pending applications therefor. No Credit Party nor any Subsidiary’s use of any Licenses (other than any software Licenses to the extent such software is fungible and reasonably available for purchase by Administrative Agent for a nominal sum per licensed user) (collectively, the “Proprietary Rights”) infringes upon or otherwise violates the rights of any Third Party Claimant in or to such Proprietary Rights except for any infringement that would not reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted against or notice received by any Credit Party or any Subsidiary that is presently outstanding alleging that the use of any of the Proprietary Rights infringes upon or otherwise violates the rights of any Third Party Claimant in or to any of the Proprietary Rights. Each License (other than any software Licenses to the extent such software is fungible and reasonably available for purchase by Administrative Agent for a nominal sum per licensed user) in favor of any Credit Party or any Subsidiary sets forth the entire agreement, arrangements, or understandings, written or oral, relating to the matters covered thereby or the rights of any Credit Party or Subsidiary, as applicable, is the legal, valid, and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms except for such limits thereon arising from any applicable Debtor Relief Laws. 7.11 Financial Statements; Projections. (a) Annual Audit. The audited balance sheet of the Tested Companies for the most recent Fiscal Year ended, and the related statements of income or operations, shareholders’ equity and cash flows of Tested Companies for such Fiscal Year, including the notes thereto, as described more particularly in the Historical Financial Statements, copies of which have been furnished to Administrative Agent and each Lender (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present, in all material respects, the financial condition of Tested Companies as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material Debts and other liabilities, direct or contingent, of the Tested Companies as of the date thereof, including liabilities for taxes, material commitments and Debt. (b) Interim Quarterly Reports. The unaudited balance sheet of Tested Companies for the most recent Fiscal Quarter ended, and Fiscal Year to date, and the related statements of income or operations, shareholders’ equity and cash flows of the Tested Companies for such Fiscal Quarter and the Fiscal Year to date, as described more particularly in the Historical Financial Statements, copies of which have been furnished to Administrative Agent and each Lender (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (ii) fairly present, in all material respects, the financial condition of Tested Companies as of the date thereof and their results of operations for the period covered

- 96 - thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year- end audit adjustments, and (iii) show all material Debts and other liabilities, direct or contingent, of the Tested Companies as of the date of such financial statements, including liabilities for taxes, material commitments and Debt. (c) Projections. The Projections of the Tested Companies delivered pursuant to Section 6.1(i) were prepared in Good Faith on the basis of estimates and assumptions believed by the Credit Parties to be reasonable at the time made. 7.12 Accounts. In determining which Accounts are Eligible Accounts, Administrative Agent may rely on all statements and representations made by Borrowers with respect thereto. Borrowers represent and warrant that, with respect to each Account (and, to the extent applicable, the Account Debtor related thereto) at the time it is included as an Eligible Account in a Borrowing Base Certificate, that: (a) such Account satisfies all of the requirements of an Eligible Account set forth in the definition of “Eligible Account”; (b) such Account is, in all respects, genuine, and enforceable in accordance with its terms except for such limits thereon arising from any applicable Debtor Relief Laws; (c) such Account arises out of a completed, bona fide sale and delivery of Goods or rendering of services in the Ordinary Course of Business, substantially in accordance with any purchase order, contract, or other document relating thereto; (d) such Account is for a sum certain shown on the invoice covering such sale or rendering of services (or a schedule thereto) and will mature as stated in such invoice; (e) such Account is not a Sold Receivable or subject to a supply chain finance, forfaiting or factoring transaction, including any Permitted Receivables Transaction (other than an Account subject to the Permitted Receivables Transaction or the Permitted Other Pre- Closing Forfaiting Arrangements, in each case, subject to the requirements of clause (gg) of the definition of “Eligible Accounts”); (f) such Account is absolutely owing by such Account Debtor, without contingency in any respect; (g) no extension, compromise, settlement, modification, credit, deduction, discount, allowance, or return has been authorized with respect to such Account, except extensions, modifications, credits, deductions, discounts or allowances granted in the Ordinary Course of Business that are reflected on the face of the invoice related thereto; (h) such Account is not subject to any right of offset, Lien (other than Administrative Agent’s Lien), discount, charge back, deduction, defense, dispute, counterclaim, or other adverse condition except, in each case, as arising in the Ordinary Course of Business; (i) no purchase order, agreement, document, or Applicable Law restricts assignment of such Account to Administrative Agent (regardless of whether, under the UCC, the restriction is ineffective), and the applicable Borrower is the sole payee or remittance party shown on the invoice; (j) to Borrowers’ knowledge, (i) there are no facts, events, or circumstances that are reasonably likely to impair the validity, enforceability, or collectibility of such Account, or delay

- 97 - payment, thereunder; and (ii) the related Account Debtor had the capacity to contract when such Account arose, continues to meet the applicable Borrower’s customary credit standards, is Solvent, is not contemplating or subject to an Insolvency Proceeding, and has not failed or suspended or ceased doing business; and (k) none of the transactions giving rise to such Account violate any Applicable Law, all documentation relating thereto is legally sufficient under such Applicable Law, and all such documentation is legally enforceable in accordance with its terms except as enforceability may be limited by any Debtor Relief Law or by general principles of equity (whether such enforcement is considered in a proceeding at law or in equity). 7.13 Taxes. Each Credit Party and each Subsidiary has (a) filed all federal, state, and other material tax returns and other reports with respect to Taxes (including excise Taxes and Severance Taxes) that it is required by Applicable Law to file and (b) has timely paid, or made provision for the payment of, all federal, state, and other material Taxes imposed, levied, or assessed upon it, its income, and its Properties that are due and payable (except to the extent such Taxes are being Properly Contested), in each case except where failure to do any of the foregoing would not reasonably be expected to result in a Material Adverse Effect. No Credit Party nor any Subsidiary is subject to any material tax Lien that would not be permitted under Section 9.2. To the knowledge of a Responsible Officer of the Company, there is no proposed tax assessment or deficiency against any Credit Party or any Subsidiary that could, if made, reasonably be expected to have a Material Adverse Effect. 7.14 Insurance. The Properties of Credit Parties and their Subsidiaries are insured with financially sound and licensed insurance companies not Affiliates of such Persons, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where the applicable Credit Party or the applicable Subsidiary operates, and otherwise in compliance in all respects with Section 8.3. As to any Building located on Real Estate and constituting Collateral, all flood hazard insurance policies required under any Loan Document have been obtained and remain in full force and effect, and the premiums thereon have been paid in full. 7.15 Solvent; Fraudulent Transfer. The Credit Parties and their Subsidiaries, on a consolidated basis, are Solvent and, after consummation of the transactions contemplated to occur under this Agreement and the other Loan Documents, will be Solvent. No transfer of Property is being made and no obligation is being incurred by any Credit Party or any Subsidiary in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Person. 7.16 Litigation. Except as otherwise may be set forth on Schedule 7.16, (i) there are no Commercial Tort Claims existing in favor of any Credit Party, and (ii) there are no Adverse Proceedings pending or, to any Credit Party’s knowledge, threatened against any Credit Party or any Subsidiaries, or any of their respective businesses, operations, or Properties that (a) relate to this Agreement or any other Loan Document or transactions contemplated herein or therein or (b) could reasonably be expected to have a Material Adverse Effect if determined adversely to any Credit Party or any Subsidiary. No Credit Party nor any Subsidiary is in default with respect to any order, injunction, or judgment of any Governmental Authority, excepting therefrom any that would not reasonably be expected to have a Material Adverse Effect. There does not exist any unusual or unduly burdensome restriction, restraint, or hazard relative to the business or Property of any Credit Party or any Subsidiary that is not customary for, or generally applicable to, similarly situated businesses in the same industry as such Credit Party and such Subsidiary excepting therefrom any that would not reasonably be expected to have a Material Adverse Effect.

- 98 - 7.17 Restrictive Agreements. As of the Closing Date, no Credit Party nor any Subsidiary is a party or subject to any Restrictive Agreement, except as permitted by Section 9.8. 7.18 Surety Obligations. All surety, reclamation and similar bonds required to be maintained by the Company or any of its Subsidiaries under any Environmental Laws or Contractual Obligation are in full force and effect except for any failure which individually or when taken together with all failures under all such bonds would not reasonably be expected to result in a Material Adverse Effect, and were not and will not be terminated, suspended, revoked or otherwise adversely affected by virtue of the consummation of the financing contemplated by this Agreement (including the making of Loans and issuance of Letters of Credit hereunder), provided, that certain of such bonds may be terminated, suspended or revoked so long as, taken together, such events could not reasonably be expected to result in a Material Adverse Effect. All required guaranties of, and letters of credit with respect to, such surety, reclamation and similar bonds are in full force and effect except where such failure to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect. 7.19 Governmental Approvals. Each Credit Party and each Subsidiary has, is in compliance with, and is in good standing with respect to, all Governmental Approvals necessary to conduct its business and to own, lease, and operate its businesses and Properties, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Credit Parties and their Subsidiaries have obtained all material import, export, or other licenses, Permits, or certificates necessary to the import or handling of their Goods and other Collateral, and such material licenses, Permits, and certificates are in full force and effect. Credit Parties and their Subsidiaries have complied with all foreign and domestic laws with respect to the shipment and importation of their Goods and other Collateral, except where noncompliance would not reasonably be expected to have a Material Adverse Effect. 7.20 Brokers. No brokerage commissions, finder’s fees, investment banking fees, or similar fees, commissions, or charges are payable or will become payable under any circumstances in connection with any transactions contemplated by this Agreement or the other Loan Documents, excepting therefrom any payable to Administrative Agent, LC Issuer, any Lender or any Affiliate thereof. 7.21 Compliance with Laws. Each Credit Party and each Subsidiary is in compliance with (a) all Anti-Terrorism Laws and all Anti-Corruption Laws; and (b) except such non-compliance with such other Applicable Law that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, all other Applicable Law not described in clause (a) above. Each Credit Party and each Subsidiary has complied, and its Properties and business operations are in compliance, with all Applicable Law, except where any failure to so comply would reasonably be expected to have a Material Adverse Effect. No Governmental Authority has issued or, to the Credit Parties’ knowledge, threatened to issue to any Credit Party or any Subsidiary any citation, notice, or order asserting or alleging any non- compliance with, or material violation of, any Applicable Law that would reasonably be expected to have a Material Adverse Effect. 7.22 ERISA. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and state laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of Credit Parties, nothing has occurred that would prevent, or cause the loss of, such qualification. Each Borrower and ERISA Affiliate has made all required contributions to each Plan

- 99 - subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. (b) There are no pending or, to the knowledge of Credit Parties, threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Credit Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Credit Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred that, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Credit Party or ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. (d) No Credit Party or, to each Credit Party’s knowledge, any of its ERISA Affiliates has made any promises of pension or retiree health or life insurance benefits to employees, except as set forth in any Plan. (e) No ERISA Event or event described in Section 4062(e) of ERISA has occurred and is continuing with respect to any Plan. (f) No Credit Party, nor any of its Subsidiaries, is a Benefit Plan and neither the execution of this Agreement nor the making of any credit extensions hereunder will give rise to a prohibited transaction withing the meaning of Section 406 of ERISA or Section 4975 of the Code. (g) With respect to any Foreign Plan (i) all employer and employee contributions required by law or by the terms of the Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance, or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) it has been registered as required and has been maintained in good standing with applicable regulatory authorities. (h) No Credit Party, nor any of its Subsidiaries, is (and will not be) a Plan. 7.23 Environmental Matters. Except as otherwise may be set forth on Schedule 7.23: (a) the Credit Parties and their Subsidiaries and the Real Estate are and have been in substantial compliance with all Environmental Laws and Environmental Orders (if any such orders are in effect), except where the failure to so comply could not reasonably be expected to result in a Material Adverse Effect; (b) (i) the Credit Parties and their Subsidiaries hold and are operating in substantial compliance with applicable Environmental Permits, except where the failure to so comply could

- 100 - not reasonably be expected to result in a Material Adverse Effect, (ii) none of the Credit Parties has received any written notice from a Governmental Authority that such Governmental Authority has or intends to suspend, revoke or adversely amend or alter, whether in whole or in part, any such Environmental Permit, and (iii) there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Credit Party, threatened against any Credit Party or any Subsidiary of any Credit Party at law or equity before any Governmental Authority challenging an application for, or the modification, amendment or issuance of, any Environmental Permit, except, in the case of either (i), (ii) or (iii), which could not reasonably be expected to result in a Material Adverse Effect; (c) there are no pending or, to the knowledge of any Credit Party, threatened Environmental Claims against any Credit Party or any Subsidiary of any Credit Party, in each case which could reasonably be expected to result in a Material Adverse Effect; (d) neither the Credit Parties nor their Subsidiaries, nor the Real Estate, are subject to any Environmental Orders, except where the existence of any such Environmental Orders could not reasonably be expected to result in a Material Adverse Effect; and (e) no Lien or encumbrance on the ownership, occupancy, use or transferability of real property, whether owned or leased (other than Permitted Liens), authorized by Environmental Laws exists against any Real Estate, whether owned or leased, of any Credit Party or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect, and none of the Credit Parties has any reason to believe that such a Lien or encumbrance (other than Permitted Liens) may be imposed, attached or be filed or recorded against any Real Estate, whether owned or leased, of any Credit Party or any Subsidiary, which Lien or encumbrance could reasonably be expected to result in a Material Adverse Effect. 7.24 Regulated Entity. (a) Investment Company Act. No Credit Party nor any Subsidiary is subject to regulation under the Investment Company Act of 1940. No Credit Party nor any Subsidiary is an “investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company,” as such terms are defined in the Investment Company Act of 1940. (b) Enemy Act. No Credit Party nor any Subsidiary is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. To its knowledge, No Credit Party nor any Subsidiary is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the PATRIOT Act. No Credit Party nor any Subsidiary (i) is a Sanctioned Person or (ii) to its knowledge, engages in any dealings or transactions, or is otherwise associated, with any Sanctioned Person. (c) OFAC. The Credit Parties and each of their Subsidiaries, and, to their knowledge, their respective directors, officers, officers and employees, are in compliance with applicable Sanctions and are not engaged in any activity that could reasonably be expected to result in any Credit Party or Subsidiary being designated as a Sanctioned Person. None of the Credit Parties, their Subsidiaries and their respective Affiliates is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time.

- 101 - (d) Sanctions. None of the Credit Parties and their Subsidiaries or, to the knowledge of each Credit Party or its Subsidiaries, any of their respective directors, officers, employees or Affiliates (i) is a Sanctioned Person, (ii) has any of its assets located in a Sanctioned Country, or (iii) derives any of its operating income from investments in, or transactions with Sanctioned Persons. The proceeds of any Loan, Letter of Credit, credit extension or other transaction contemplated by this Agreement or any other Loan Document have not been used (x) in violation of any Sanctions, (y) to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country or (z) in any other manner that would result in a violation of Sanctions by any Person (including Administrative Agent, the LC Issuer, the Lenders or any other Person making, issuing or participating in such Loans, Letters of Credit, other credit extensions or other transactions whether as an underwriter, advisor, investor or otherwise). (e) Anti-Corruption Laws. Each of the Credit Parties and their Subsidiaries and, to the knowledge of each Credit Party and its Subsidiaries, each of their respective directors, officers, employees and Affiliates, is in compliance with Anti-Corruption Laws. None of the Credit Parties or their respective Subsidiaries has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Credit Party or any of its Subsidiaries or to any other Person, in violation of any Anti-Corruption Law. No part of the proceeds of any Loans, Letters of Credit, other credit extension or other transaction contemplated by this Agreement or any other Loan Document will violate any receipt or use restrictions in any Anti-Corruption Laws. (f) PATRIOT Act. To the extent applicable, each Credit Party and its Subsidiaries are in compliance with the PATRIOT Act. Without limitation of the foregoing, all information set forth in each Beneficial Ownership Certification is true and correct in all respects as of the date hereof and will be true and correct as of the date of each Loan made and each Letter of Credit issued pursuant hereto, except only as to which Administrative Agent has received notice pursuant to Section 8.6(j)(iii). (g) Margin Stock. No Credit Party nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock; no part of the proceeds of any credit extension made to such Credit Party will be used (i) to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time or (ii) to finance or refinance any (A) commercial paper issued by such Credit Party or (B) any other Debt, except for Debt that such Credit Party incurred for general corporate or working capital purposes, if and to the extent that the financing (and refinancing) thereof are expressly permitted herein. (h) EEA. No Credit Party is an Affected Financial Institution. 7.25 Labor Relations and Related Matters. Except as set forth on Schedule 7.25: (a) Collective Bargaining Agreement. No Credit Party or Subsidiary is party to or bound by any collective bargaining agreement.

- 102 - (b) Fair Labor. No Credit Party nor any Subsidiary is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against any Credit Party or any Subsidiaries, or to the knowledge of any Credit Party, threatened against any of them, before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Credit Party or any Subsidiaries or to the knowledge of each Credit Party, threatened against any of them, (b) no strike or work stoppage in existence or to the knowledge of each Credit Party, threatened that involves any Credit Party or any Subsidiaries, and (c) to the knowledge of each Credit Party, no union representation question existing with respect to the employees of any Credit Party or any Subsidiaries and, to the knowledge of each Credit Party, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as would not reasonably be expected to have a Material Adverse Effect. No Goods have been or will be produced, and no services have been or will be rendered, by any Credit Party or Subsidiary in violation of any applicable labor laws or regulations (including any minimum wage or wage-and- hour laws and regulations), any collective bargaining or other labor agreement, or any other similar laws, regulations, or agreements. (c) WARN Act. No Credit Party or Subsidiary has, within the two (2) year period preceding the date of this Agreement, taken any action that would have constituted or resulted in a “plant closing” or “mass layoff” within the meaning of the Federal Worker Adjustment and Retraining Notification Act of 1988 or any similar applicable Federal, state, or local law or regulation, and no Credit Party has any reasonable expectation that any such action is or will be required at any time before the Stated Revolving Commitment Termination Date. 7.26 Relations with Vendors and Customers. There exists no actual or threatened termination, limitation, or modification of any business relationship between any Credit Party or Subsidiary and any customer or supplier, or any group of customers or suppliers, who individually or in the aggregate are material to the business of such Credit Party or Subsidiary that could reasonably be expected to have a Material Adverse Effect. 7.27 Use of Proceeds. The Credit Parties will use the proceeds of any initial Loan or Letter of Credit only: (a) for general corporate and working capital purposes, (b) to refinance simultaneously with the closing of this Agreement certain existing Debt that such Credit Party incurred for working capital or general corporate purposes, and (c) to pay transaction fees, costs and expenses related to the credit facilities with Lenders established pursuant to this Agreement and the other Loan Documents; in each case not in contravention of Applicable Law, this Agreement (including particularly but without limitation Section 8.1) or any Loan Document. 7.28 Accuracy and Completeness of Information. No covenant, representation or warranty of any Credit Party contained in any Loan Document or in any other documents, certificates or written statements furnished to the Lenders by or on behalf of any Credit Party or any of its Subsidiaries for use in connection with the transactions contemplated hereby (other than projections and pro forma financial information contained in such materials when taken as a whole) contains any untrue statement of a material fact or omits to state a material fact (known to any Credit Party, in the case of any document not furnished by any of them) necessary in order to make the statements contained herein or therein not misleading in any material manner in light of the circumstances in which the same were made. All projections and pro forma financial information contained in such materials are based upon Good Faith estimates and assumptions believed by the Credit Parties to be reasonable at the time made, and represented, at the time of delivery, Credit Parties’ best estimate of their future financial condition and performance, it being recognized by Administrative Agent and the Lenders that such projections as to future events are not to be

- 103 - viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and that such differences may be material. There are no facts known to any Credit Party (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders. 7.29 Absence of Certain Defaults; No Material Adverse Effect. (a) No Defaults. No Default or Event of Default exists. (b) Material Contracts. No Credit Party nor any Subsidiary is in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any Material Contract, that would reasonably be expected to have a Material Adverse Effect. (c) No Material Adverse Effect. No event or circumstance that, taken alone or in conjunction with other events or circumstances has had, or could reasonably be expected to have, a Material Adverse Effect has occurred since the date of the audited financial statements of the Company and its Subsidiaries described in the Historical Financial Statements. 7.30 Senior Debt. The obligations of each Credit Party under this Agreement and any other Loan Documents to which it is party do rank and will rank at least pari passu in priority of payment with all other Debt of such Credit Party except Debt of such Credit Party to the extent secured by Permitted Liens entitled to priority over Administrative Agent’s Liens. Without limitation of the foregoing, the Obligations do and will constitute “Senior Debt” (or the equivalent thereof) under the documentation governing any Subordinated Debt permitted to be incurred hereunder. SECTION 8. AFFIRMATIVE COVENANTS AND CONTINUING AGREEMENTS Until Payment in Full of the Obligations and termination of the Commitments, each Credit Party shall, and shall cause each Subsidiary, as applicable, to: 8.1 Use of Proceeds. Use the proceeds of the Loans and any Letters of Credit only (a) for Borrowers’ working capital and general corporate (or company) purposes to the extent permitted by this Agreement (including to finance Capital Expenditures, Permitted Acquisitions, other permitted Investments, and Restricted Payments); (b) to refinance simultaneously with the closing of the credit facility(ies) evidenced herein certain Debt of Borrowers existing as of the Closing Date that Borrowers incurred for working capital or general corporate (or company) purposes; (c) to pay fees and transaction expenses associated with the closing of the credit facility(ies) evidenced herein; and (d) to pay Obligations from time to time subsequent to the Closing Date in accordance with the terms of this Agreement. Without limitation of the foregoing and notwithstanding anything to the contrary set forth herein, no portion of the proceeds of any Loan or Letter of Credit shall be used, directly or indirectly, (i) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might constitute a “purpose credit” under Regulation U, or in any manner or for any other purpose that causes or might cause a violation of, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time or any other regulation thereof, or violation of the Exchange Act, (ii) to finance (or refinance) any commercial paper, including, without limitation, any issued by a Credit Party, or any other Debt, except for

- 104 - Debt that such Credit Party incurred for working capital or general corporate (or company) purposes, if and to the extent that the financing (and refinancing) thereof are expressly permitted herein, (iii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (iv) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or, in any event, in violation of any applicable Sanctions, or (v) for the benefit or on behalf of any Person that is not a Borrower. 8.2 Maintenance of Existence and Rights; Conduct of Business. (a) Legal Existence. Except as expressly permitted by Section 9.7, preserve and maintain its legal existence, authorities to transact business, rights, franchises, governmental licenses, and privileges in its jurisdiction of incorporation or organization; and (b) Qualification. Qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification or authorization, except where the failure to so qualify or maintain such qualification and authorization would not reasonably be expected to have a Material Adverse Effect. 8.3 Insurance. (a) Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Credit Party or its Subsidiary operates. (b) Without limitation of the foregoing, if and to the extent that at any time any Real Estate constitutes Collateral, Administrative Agent first shall have requested and received executed flood hazard determinations and a flood zone certification (together with notice to Borrower Representative regarding such flood zone certification) such other documents as the Administrative Agent may reasonably request on behalf of any Lender that is a regulated financial institution or any affiliate of such a Lender (each, a “Regulated Lender Entity”), in each case, to the extent such other documents are required for compliance by such Regulated Lender Entity with applicable law with respect to flood insurance diligence, documentation and coverage under the Flood Disaster Protection Act of 1973, as amended, and to the extent that any such Building or Real Estate is determined to be located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards and that participates in the National Flood Insurance Program, Borrowers shall have provided Administrative Agent with evidence of flood insurance thereon, which shall be satisfactory in form and substance to Administrative Agent. Prior to signing by the Credit Parties of any mortgage or deed of trust to secure the Obligations, the applicable Credit Parties and the Administrative Agent shall have provided each Regulated Lender Entity requesting the same a copy of the life of loan flood zone determination relative to the property to be subject to such mortgage or deed of trust delivered to the Administrative Agent and copies of the other documents required by any such Regulated Lender Entity as provided in the preceding sentence and shall have received confirmation from each Regulated Lender Entity that flood insurance due diligence and flood insurance compliance has been completed by such Regulated Lender Entity (such confirmation not to be unreasonably withheld, conditioned or delayed, and shall be delivered promptly upon such completion by the applicable Regulated Lender Entity).

- 105 - (c) Cause Administrative Agent to at all times be named as lender’s loss payee and an additional insured (but without any liability for premiums), as applicable, under each insurance policy maintained under Section 8.3(a) providing coverage with respect to any Collateral (provided, that Borrowers shall use commercially reasonable efforts to cause all property and casualty insurance policies with respect to the Material Real Estate to include, if customary in the applicable jurisdiction, a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to Administrative Agent). Borrowers shall cause each such property and casualty and liability insurance policy to provide that it shall not be canceled or not renewed upon less than thirty (30) days’ (or ten (10) days’ in the case of non-payment) prior written notice thereof by the insurer to Administrative Agent. (d) During the existence and continuation of a Cash Dominion Period all Net Proceeds (Loss) shall be payable to Administrative Agent for application to (or Cash Collateralization of) the Obligations in accordance with Section 5.2(c). While no Event of Default exists, Credit Parties may settle, adjust, or compromise any insurance claim so long as the Net Proceeds (Loss) are delivered to Administrative Agent for application to the Obligations, as and to the extent provided herein. If an Event of Default exists, only Administrative Agent shall be authorized to settle, adjust, and compromise such claims unless and except to the extent otherwise approved by Administrative Agent in its discretion from time to time. 8.4 Inspections; Appraisals. (a) Inspections. Permit Administrative Agent and its agents from time to time, subject to reasonable advance written notice and during normal business hours (except when an Event of Default exists), to visit, inspect, appraise and examine the Properties of any Credit Party or Subsidiary, inspect, audit, and make extracts from any Credit Party’s or Subsidiary’s books and records (except to the extent (i) any such access is restricted by an Applicable Law or (ii) any such agreements, contracts or the like are subject to a written confidentiality agreement with a non- Affiliate that prohibits the Credit Parties or Subsidiaries from granting such access to Administrative Agent; provided, that, with respect to such confidentiality restrictions affecting the Credit Parties or Subsidiaries, a Responsible Officer of the Borrower Representative is made available to Administrative Agent to discuss such confidential information to the extent permitted, subject to Section 15.14 of this Agreement), and discuss with such Person’s officers, employees, agents, advisors, and independent public accountants such Person’s business, financial condition, assets, prospects, and results of operations; provided, that, so long as no Event of Default exists, Administrative Agent shall give the Company reasonable advance written notice prior to any contact with such accountants and give the Company the opportunity to participate in such discussions. Lenders may participate in any such visit or inspection at their own expense. Neither Administrative Agent nor any Lender shall have any duty to any Credit Party or Subsidiary to make any inspection, appraisal or report nor to share any results of any inspection, appraisal, or report with any Credit Party or Subsidiary. Credit Parties acknowledge that all inspections, appraisals and reports are prepared by Administrative Agent and Lenders for their own purposes, and no Credit Party or Subsidiary shall be entitled to receive them or rely upon them. (b) Reimbursements. Reimburse Administrative Agent for all charges, costs, and expenses of Administrative Agent and its agents in connection with (i) field examinations of any Credit Party’s or Subsidiary’s books and records or any other financial or Collateral matters as Administrative Agent deems appropriate, up to two (2) times per Loan Year at any time an Increased Reporting Period is not in effect, and (ii) appraisals of Inventory up to two (2) times per Loan Year at any time an Increased Reporting Period is not in effect; provided, that during any Increased Reporting Period, one (1) additional field exam and one (1) additional Inventory

- 106 - appraisal may be conducted at Borrowers’ expense in any Loan Year; and provided, further, that if an examination or appraisal is initiated during the existence of a Default or Event of Default, all charges, costs, and expenses therefor shall be reimbursed by Borrowers without regard to any such limits. Subject to and without limiting the foregoing, Borrowers specifically agree to pay the standard charges of Administrative Agent’s internal field examination group (including Administrative Agent’s then standard per-person charges for each day that an employee or agent of Administrative Agent or its Affiliates is engaged in any field examination activities). This Section 8.4 shall not be construed to limit Administrative Agent’s right to conduct field examinations or obtain appraisals at any time and from time to time in its discretion, or use third parties for such purposes. Notwithstanding the foregoing, Mine visits are only permitted if the agents and independent contractors of Administrative Agent agree to be bound by and adhere to all Applicable Laws and any policies of the Company related thereto. 8.5 Adequate Books and Records. Keep adequate records and books of account with respect to its business activities, in which proper entries are made in accordance with GAAP reflecting all financial transactions. 8.6 Borrowing Base Reporting; Financial and Other Information. Comply with the following: (a) Borrowing Base Certificate; Collateral Reports. Borrower Representative shall deliver a fully completed and executed Borrowing Base Certificate with supporting documentation to Administrative Agent no later than (1) the twentieth (20th) day of each Fiscal Month at any time an Increased Reporting Period is not in effect, beginning with the first Fiscal Month ending immediately after the Closing Date, prepared as of the end of the immediately preceding Fiscal Month or (2) during any Increased Reporting Period, weekly, on or before the third (3rd) Business Day of each week; provided, that during any Increased Reporting Period (A) Inventory reporting shall be updated on a bi-weekly basis and (B) ineligibility in respect of the eligibility criteria set forth in the definitions of “Eligible Accounts” (and “Eligible Billed Accounts” and “Eligible Unbilled Accounts,” as applicable) and “Eligible Inventory” shall be reported on a monthly basis, which Borrowing Base Certificate shall reflect the Collateral contained in the Borrowing Base (including a breakdown of Eligible Inventory constituting Clean Coal and Raw Coal). Borrower Representative shall attach the following to each Borrowing Base Certificate, each of which shall be in form and substance satisfactory to Administrative Agent and certified by Borrower Representative’s Responsible Officer to be complete and accurate in all material respects and in compliance with the terms of this Agreement and the other Loan Documents: (i) an Accounts receivable aging report showing Accounts outstanding aged from the invoice date as follows: one (1) to thirty (30) days, thirty one (31) to sixty (60) days, sixty one (61) to ninety (90) days and ninety one (91) days or more, accompanied by a comparison to the prior month’s or week’s Accounts receivable aging report and supporting detail and documentation (including, without limitation, aged totals and customer names) as shall be reasonably satisfactory to Administrative Agent (each, an “Accounts Receivable Report”); (ii) a summary of unbilled shipments of each of Borrowers, which shall include dates of shipment and customer names and accompanied by such supporting detail and documentation as shall be reasonably satisfactory to Administrative Agent; (iii) a roll-forward of billed Accounts of Borrowers showing the ending balance as of the date of the most recently delivered Borrowing Base Certificate, billings,

- 107 - cash receipts, credit memos, other debit adjustments, and other credit adjustments for the current period, and the ending balance as of the date of the most recently delivered Borrowing Base Certificate; (iv) a summary of Inventory by location and type of each of the Credit Parties, accompanied by such supporting detail and documentation (including, without limitation, the name of the location of such Inventory, the quantity of Coal, the cost per ton and the total Inventory Value thereof) as shall be reasonably satisfactory to Administrative Agent (each, an “Inventory Report”); (v) a reconciliation of the Accounts receivable aging report and Inventory reports of each of the Credit Parties to the general ledger of such Credit Party; (vi) confirmation that all Royalty payments and Production Payments due and owing during the previous Fiscal Month with respect to any Mine or other Material Leased Real Estate have been paid, unless the same are being Properly Contested; provided, that the foregoing confirmation shall only be due monthly no later than the twentieth (20th) day of each Fiscal Month; (vii) confirmation that all sums due and owing during the previous Fiscal Month pursuant to (A) any excise and Severance Taxes, (B) Joint Venture arrangements, including relating to DTA, (C) railroad arrangements, including with CSX and Norfolk Southern, (D) bonding arrangements and (E) reclamation arrangements, in each case, confirming that the foregoing have been paid or otherwise disclosing which of the foregoing have not been paid and whether such unpaid amounts are being Properly Contested; and (viii) with respect to Liens granted in favor of any surety on any Collateral, written notice of entry into such arrangements. Additionally, (x) at any other time when Administrative Agent reasonably believes that the then-existing Borrowing Base Certificate is materially inaccurate and has delivered to the Company a written statement describing the material inaccuracy, Borrower Representative shall deliver to Administrative Agent a fully completed and executed Borrowing Base Certificate with supporting documentation and (y) as soon as reasonably available after such request, Borrower Representative shall deliver to Administrative Agent such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral of any or all Credit Parties as Administrative Agent shall from time to time reasonably request. (b) Interim Statements. As soon as available, but in any event within sixty (60) days after the end of the first three Fiscal Quarters of each Fiscal Year of the Company (or, if earlier, in the case of the first three Fiscal Quarters of such Fiscal Year, by the date that the Quarterly Report on Form 10-Q of the Company for such Fiscal Quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) commencing with the Fiscal Quarter ended September 30, 2023, a Consolidated balance sheet of the Tested Companies as at the end of such Fiscal Quarter, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such Fiscal Quarter and for the portion of Borrowers’ Fiscal Year then ended, setting forth in each case in comparative form commencing with the Fiscal Quarter ended September 30, 2023, the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail, and such consolidated statements shall be certified by a Responsible Officer of the Borrower Representative as fairly presenting in all

- 108 - material respects the financial condition, results of operations, changes in shareholders’ equity and cash flows of the Tested Companies in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. (c) Annual Statements. As soon as available, but in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Company (or, if earlier, by the date that the Annual Report on Form 10-K of the Company for such Fiscal Year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) commencing with the Fiscal Year ended December 31, 2023, a Consolidated balance sheet of the Tested Companies as at the end of such Fiscal Year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and such Consolidated statements shall be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than with respect to or resulting from the upcoming maturity of any Loans under this Agreement occurring within one (1) year from the time such opinion is delivered). (d) Compliance and No Default Certificate. Together with the reports and statements required by subsections (b) and (c) of this Section 8.6, Borrower Representative shall deliver a Compliance Certificate signed by a Responsible Officer of Borrower Representative (i) stating that such statements and reports are true and correct and fairly present, in all material respects, the Consolidated financial condition and results of operations of the Tested Companies for the period presented and that such statements were prepared in accordance with GAAP (except, with respect to statements delivered for any Fiscal Quarter, the absence of footnotes and subject to normal year- end adjustments); (ii) stating that no Default or Event of Default then exists or, if a Default or Event of Default exists, the nature and duration thereof and Credit Parties’ intention with respect thereto; and (iii) to which will be attached or accompanied by a spreadsheet showing calculations of all Financial Covenants, that must be of such detail as requested by Administrative Agent from time to time. (e) Auditor’s Management Letter. Promptly upon receipt thereof (but, in any event, within five (5) Business Days after receipt), Borrower Representative shall deliver to Administrative Agent copies of each final report submitted to the board of directors of the Company by independent public accountants in connection with any annual, interim or special audit made by them of such Credit Party’s books including each final report concerning its accounting practices and systems (subject, in all cases, to applicable professional guidelines or ethical rules or the terms of any applicable engagement letter). (f) Projections. As soon as available, but in any event within ninety (90) days (or, if a Cash Dominion Period exists, thirty (30) days) after the commencement of each Fiscal Year, beginning with the first Fiscal Year ending immediately after the Closing Date, Borrower Representative shall deliver to Administrative Agent Projections for such Fiscal Year, prepared on a quarter-by-quarter basis. (g) Supplements to Collateral Disclosure Certificate. Concurrently with the delivery of financial statements referred to in Section 8.6(b) and Section 8.6(c) (or sooner if requested by Administrative Agent while any Event of Default is continuing), Borrower Representative shall

- 109 - deliver to Administrative Agent a supplement to the Collateral Disclosure Certificate; provided, that such supplement to the Collateral Disclosure Certificate shall not be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Administrative Agent and the Required Lenders or all Lenders, as applicable in accordance with Section 15.2. (h) PATRIOT Act. Promptly following any request therefor, Borrowers shall deliver to Administrative Agent such information and documentation reasonably requested by Administrative Agent and or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, Beneficial Ownership Regulators or any applicable Anti-Corruption Laws or Anti-Terrorism Laws. (i) Other Information. Promptly following any request therefor, Borrowers shall deliver to Administrative Agent such additional information regarding the business, financial or corporate affairs of the Credit Parties or any Subsidiary, or compliance with the terms of the Loan Documents, as Administrative Agent or any Lender may from time to time reasonably request and which the Company determines, in its sole discretion, may be provided to a third-party without causing a breach of any Applicable Law, rule, regulation or Contractual Obligation of such Credit Party or Subsidiary. (j) Certain Notices. Borrower Representative shall notify Administrative Agent in writing: (i) promptly (but in any event within three (3) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, of any Accounts of Borrowers in an aggregate face amount of $5,000,000 or more ceasing to be Eligible Accounts; (ii) promptly (but in any event within five (5) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, of the occurrence or existence of any Default or Event of Default; (iii) promptly (but in any event within five (5) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, of any violation or asserted violation of any Anti-Terrorism Laws or Anti-Corruption Laws or any change to any information set forth in any Beneficial Ownership Certification or in any document made or delivered in connection therewith; (iv) at any time after Mortgages and other Mortgage Documents are required to be delivered in accordance with Section 8.16, promptly (but in any event within five (5) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, as to any redesignation of any property on which a Building constituting Collateral is placed into or out of a special flood hazard area; (v) promptly (but in any event within five (5) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, of any event which would reasonably be expected to have a Material Adverse Effect; (vi) promptly upon the filing or commencement of, or any written and known threat or written and known notice of intention of any person to file or commence, any action, suit, proceeding, claim or dispute whether at law or in equity or otherwise by or

- 110 - before any Governmental Authority, (A) against any Borrower or any Subsidiary or against any of their properties or revenues that has had, or would reasonably be expected to result in, a Material Adverse Effect or (B) with respect to this Agreement or any other Loan Document; (vii) as soon as possible and in any event within thirty (30) days after a Responsible Officer of the Borrower Representative knows or has obtained written notice thereof, of the occurrence of any ERISA Event that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; (viii) promptly (but in any event within five (5) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, of any of the following that affects any Credit Party or Subsidiary or their respective Properties: (A) any Adverse Proceeding whether or not covered by insurance, if (1) an adverse determination in respect thereof could reasonably be expected to have a Material Adverse Effect or (2) relating to Collateral having a value of more than the Threshold Amount; (B) any material change in any existing Adverse Proceeding; (C) any pending material labor dispute, strike, or walkout, or the expiration of any material labor contract; (D) any order, judgment, or decree in an amount exceeding the Threshold Amount; (E) any such Person’s delivery or receipt of any material Environmental Notice or becoming subject to a material Environmental Claim or material Environmental Order; (F) the occurrence of any material Environmental Release by any such Person or on any Property owned, leased, or Controlled by such Person; (G) any claim or obligations arising under any Mining Law or Environmental Law or with respect to workers’ compensation benefits which could reasonably be expected to result in liability in excess of the Threshold Amount; or (H) any acceleration of the maturity of any Debt of any such Person in excess of the Threshold Amount or the occurrence or existence of any event or circumstances that gives the holder of such Debt or securities laws the right to accelerate or terminate any commitment with respect to such Debt; (ix) with respect to any credit insurance policy maintained by the Credit Parties, (i) promptly (but in any event within five (5) Business Days after a Credit Party has knowledge thereof), provide Administrative Agent written notice of any termination by insurer or receipt of notice of termination from the insurer, (ii) promptly deliver any supplementary contracts issued in connection with such credit insurance policy, (iii) promptly deliver written notice to Administrative Agent of any claims made under such credit insurance policy, (iv) promptly provide to Administrative Agent copies of any claim or notification of claim filed or submitted by a Credit Party with insurer, and (v) concurrently with the delivery of the Borrowing Base Certificate required pursuant to Section 8.6(a), provide written notice to Administrative Agent of any Account Debtor approved for coverage under such credit insurance policy or any Account Debtor which is no longer approved for coverage under such credit insurance policy; and (x) promptly (but in any event with at least ten (10) days prior written notice thereof and complying with all requirements of Administrative Agent in regard thereto, including with respect to execution and delivery of all documents, certificates, and information requested by Administrative Agent to maintain the validity, perfection, and priority of the security interests of Administrative Agent in the Collateral), notice of any (i) change in a Credit Party’s legal name or the jurisdiction in which it is organized; (ii) a Credit Party’s intent to conduct business under any trade name, assumed name, or fictitious name that was not listed in Schedule 7.7 as of the Closing Date; (iii) change in a Credit Party’s tax, charter, or other organizational identification number; (iv) change in its

- 111 - organizational form (i.e., corporation, limited liability company, partnership, etc.); or (v) change in the location of a Credit Party’s chief executive office or other office where books or records are kept. (k) Deemed Delivery by Public Filing. Documents required to be delivered pursuant to Section 8.6(b) and 8.6(c) shall be deemed to have been delivered on the date on which the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q, as applicable, are filed and are publicly available on the Electronic DACA Gathering and Retrieval System of the SEC. (l) Certain Transactions. Concurrently with the delivery of the Compliance Certificate in accordance with Section 8.6(d), Borrower Representative shall provide to Administrative Agent a list describing the following transactions subject to Payment Conditions consummated or made during the previous Fiscal Quarter: (i) all Permitted Acquisitions, (ii) Permitted Asset Dispositions made pursuant to clause (u) of the definition of “Permitted Asset Disposition” and (iii) Investments in excess of $25,000,000 made pursuant to Section 9.4(q), Section 9.4(u) or Section 9.4(z). 8.7 Compliance with Laws. Except to the extent more specifically set forth herein, comply with all Applicable Laws, including ERISA, Environmental Laws, FLSA, Mining Laws, Anti-Terrorism Laws, Anti-Corruption Laws and securities laws, and maintain all Governmental Approvals necessary for the lawful ownership of its Properties and conduct of its business, unless failure to so comply (other than failure to comply with Anti-Terrorism Laws and Anti-Corruption Laws) or maintain would not reasonably be expected to have a Material Adverse Effect. 8.8 ERISA. (a) Make, or cause to be made, prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Credit Party’s and ERISA Affiliates’ Pension Plans; (b) furnish to Administrative Agent, promptly upon Administrative Agent’s reasonably request therefor, such information concerning any such Pension Plan as may be reasonably requested by Administrative Agent from time to time; and (c) furnish to the Administrative Agent promptly following receipt thereof, copies of any documents described in Sections 101(k) or 101(l) of ERISA that any Credit Party or any of the ERISA Affiliates may request with respect to any Multiemployer Plan if the potential liability of any Credit Party or any ERISA Affiliate would reasonably be expected to exceed the Threshold Amount; provided, that if the Credit Party or any of its ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, the Credit Parties or their ERISA Affiliates, as applicable, shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents or notices to the Administrative Agent promptly after receipt thereof. 8.9 Environmental. (a) Reports. If an Event of Default shall have occurred and be continuing that is caused by reason of a breach of (i) a representation or warranty under Section 7.23 or (ii) Section 8.7 with respect to compliance with Environmental Laws, then, at the reasonable request of the Required Lenders through Administrative Agent, provide to the Lenders within sixty (60) days after such request (or such longer period as may be agreed) detailed information regarding the nature of the breach and the Remedial Action or other action being taken or proposed to be taken with respect to the Properties which are the subject of the breach. (b) Certain Long Term Liabilities and Environmental Reserves. To the extent applicable and, in the case of reserves, required by GAAP, maintain adequate reserves for (i) future

- 112 - costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (ii) future costs associated with retiree and health care benefits, (iii) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with closing its mining operations, and (iv) future costs associated with other potential environmental liabilities. (c) Indemnity. In addition to, and not in limitation of, Section 15.3, at all times indemnify, defend and hold harmless each Indemnitee against and from any and all Claims arising under or on account of Environmental Laws, Mining Laws or otherwise relating to environmental and health and safety matters, including with respect to (i) any breach of the representations contained at Section 7.21 with respect to Mining Laws or Section 7.23; (ii) any breach or violation of the covenants contained at Section 8.7 with respect to Environmental Laws or Mining Laws; and (iii) any other environmental matter affecting the Properties. 8.10 Margin Stock. If so requested by Administrative Agent, promptly (but, in any event, within five (5) Business Days) after request, furnish Administrative Agent with (a) a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of said Board of Governors and (b) other documents evidencing its compliance with the margin regulations included in said Regulation U, including, if reasonably requested by Administrative Agent, an opinion of counsel in regard thereto from legal counsel to the Credit Parties in form and substance satisfactory to Administrative Agent. 8.11 Taxes; Claims. Pay (a) all federal, state and other material taxes imposed upon it or any of its Properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, in each case except where failure to do any of the foregoing would not reasonably be expected to result in a Material Adverse Effect, and (b) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its Properties or assets (other than a Permitted Lien), prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such tax or claim need be paid if it is Properly Contested. 8.12 Cash Management; Deposit Accounts. (a) (i) On or before the Closing Date (or such later date to which Administrative Agent may consent in writing (including by electronic mail) in its reasonable discretion), establish one or more Collection Accounts and related lockboxes and, thereafter, maintain each such Collection Account and lockbox and (ii) as soon as practicable after, but in any event not later than ninety days (90) after, the Closing Date (or such later date as Administrative Agent may agree in writing) direct all of Credit Parties’ Account Debtors to make all payments on Accounts or as Proceeds of any Inventory or other Collateral to a Collection Account (if made electronically) or lockbox (if in the form of a tangible Payment Item); (b) Making Deposits. Hold in trust for Administrative Agent and promptly (but, in any event, on the Business Day immediately following its receipt thereof) forward to a lockbox or deposit into a Collection Account all tangible Payment Items and cash such Credit Party receives on account of the payment of any of such Credit Party’s Accounts or as Proceeds of any Inventory or other Collateral; (c) Maintenance of Accounts. Not establish or maintain any Deposit Accounts or Securities Accounts other than Deposit Accounts and Securities Accounts: (i) listed in Schedule 7.9; provided that, unless such Deposit Accounts or Securities Accounts are covered

- 113 - either by clause (ii) or clause (iv) below, such Deposit Accounts and Securities Accounts are terminated as soon as practicable after, but in any event within ninety (90) days after, the Closing Date (or such later date as Administrative Agent may agree in writing) unless within such time period Credit Parties shall have complied with clause (iii) below in regard thereto; (ii) maintained at Administrative Agent (including such Collection Accounts and related lockboxes, blocked accounts, disbursement accounts as needed in connection with the operations of the Credit Parties in the Ordinary Course of Business); (iii) with the consent of Administrative Agent, maintained at any Permitted Third Party Bank subject to Administrative Agent’s Article 9 Control pursuant to an Article 9 Control Agreement having terms acceptable to Administrative Agent; and (iv) that constitute Excluded Accounts, unless otherwise approved by Administrative Agent; (d) Control. Without limitation of the generality of the foregoing subsection (c) of this Section 8.12, but in furtherance thereof, to the extent requested by Administrative Agent from time to time, promptly (but, in any event, within five (5) Business Days) after request take all actions requested by Administrative Agent to establish or continue Administrative Agent’s Article 9 Control over any of Credit Parties’ Deposit Accounts and Securities Accounts, other than any Excluded Accounts; (e) Notices. (i) Promptly (but, in any event, within five (5) Business Days) after any Credit Party’s entering into any agreement with any Person pursuant to which such Person will provide merchant card services or credit card processing services to such Credit Party, provide notice of such agreement to Administrative Agent, together with a true and complete copy of such agreement, the name and address of such Person, and such other information regarding the same as Administrative Agent may request from time to time and (ii) upon Administrative Agent’s request, exercise its best efforts to cause such Person to enter into a Third Party Claimant Agreement (and such Credit Party’s compliance with the terms of this clause (e)(ii) shall not diminish Administrative Agent’s rights to establish a Reserve therefor); and (f) Remote Deposit Capture System. Administrative Agent acknowledges that one or more Credit Parties are employing, or may from time to time employ, Administrative Agent's remote deposit capture system for purposes of submitting Payment Items in the form of checks for collection. Each Credit Party employing such a system agrees that (i) it will employ such system only in accordance with the agreements relating thereto and all applicable law; (ii) it shall cause all collected funds obtained from the use of such system to be directed for deposit directly into a Collection Account and to no other Deposit Account; and (iii) it will process each check through such system on the Business Day on which it receives such check. 8.13 Covenants Regarding Collateral and Property. Except as would not be reasonably expected to result in a Material Adverse Effect, at all times (i) use all its Property in the Ordinary Course of Business and not permit (to the extent in Borrower’s reasonable control with respect to Real Property) such Property to be used in violation of any Applicable Law or policy of insurance; (ii) maintain, preserve, and protect all Property used or useful in the conduct of its business as currently conducted; (iii) keep the same in good repair, working order and condition, normal wear and tear excepted; and (iv) make, or cause to be made, all necessary and useful repairs, renewals, replacements, betterments, and improvements to its Property so that the business carried on in connection therewith may be conducted properly and in accordance with standards generally accepted in business of a similar type and size as the business of such Credit Party or Subsidiary thereof is currently conducted. 8.14 Future Subsidiaries. Contemporaneously with, but in any event within five (5) Business Days following (or at such later date as may be agreed to by Administrative Agent in writing in its discretion) any Person’s becoming a direct or indirect Subsidiary of any Credit Party, including by any

- 114 - Division, provide Administrative Agent with written notice thereof and within thirty (30) days following (or at such later date as may be agreed to by Administrative Agent in writing in its discretion) any Person’s becoming a direct or indirect Subsidiary of any Credit Party (a) with respect to all Subsidiaries (other than Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of the Equity Interests of one or more Foreign Subsidiaries), cause such Subsidiary to execute and deliver to Administrative Agent a Joinder Agreement, causing such Subsidiary to become a party to this Agreement, as a joint and several “Borrower” (if such Subsidiary is a wholly-owned Subsidiary of a Borrower), “Guarantor” or other “Credit Party” (if otherwise), as the case may be, and a party to a Security Agreement granting a first priority Lien upon its Collateral, subject to Permitted Liens, to secure payment of all Obligations pursuant thereto; (b) cause each Subsidiary that is added as a Borrower to execute and deliver to Administrative Agent one or more Notes in favor of one or more of the Lenders, evidencing the Debts owing to them hereunder, if so requested by such Lenders; (c) cause each Subsidiary that is added as a Guarantor or other Credit Party hereto (other than as a Borrower) to execute and deliver to Administrative Agent a Guaranty of all Obligations and a Security Agreement granting a first priority Lien upon its Collateral, subject to Permitted Liens, to secure payment of all Obligations; (d) (i) with respect to all such Subsidiaries (other than Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of the Equity Interests of one or more Foreign Subsidiaries), pledge or cause to be pledged one hundred percent (100%) of the Equity Interests of such Subsidiary to Administrative Agent for the benefit of the Secured Parties pursuant to a Security Document and (ii) with respect to Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of the Equity Interests of one or more Subsidiaries, if the Equity Interests of such Foreign Subsidiary are owned by a Credit Party, pledge or cause to be pledged sixty-five percent (65%) (or such greater percentage to the extent requested by Administrative Agent and the pledge thereof would not result in material and adverse tax consequences to any Credit Party or their Affiliates pursuant to the Code) of the Equity Interests of such Subsidiary to Administrative Agent for the benefit of the Secured Parties pursuant to a Security Document, and, in each case, deliver or cause to be delivered the original certificate(s) evidencing such Equity Interests (if any) and the related undated stock powers executed in blank; and (e) deliver such other documentation as Administrative Agent may request in connection with the foregoing, including appropriate Financing Statements, Article 9 Control Agreements, Third Party Claimant Agreements, evidence of insurance as required by this Agreement or the other Loan Documents, certified resolutions and other organizational and authorizing documents of such Subsidiary, and upon the request of Administrative Agent, favorable opinions of counsel to such Subsidiary (that shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the attachment and perfection of security interests granted thereunder), all in form, content, and scope satisfactory to Administrative Agent; provided, however, that (x) nothing in this Section 8.14 shall authorize any Credit Party or any Subsidiary to consummate any Acquisition or form any Subsidiary, except in conformity with Section 9.7(e); (y) any document, agreement, or instrument executed or issued pursuant to this Section 8.14 shall be a “Loan Document” for purposes of this Agreement; and (z) unless otherwise agreed to by Administrative Agent in its discretion, none of the Property of any such Subsidiary that becomes a “Borrower” shall be included in the calculation of the Borrowing Base unless and until Administrative Agent shall have (1) conducted a field examination and, if applicable, obtained a Qualified Appraisal of such Property (with each such field examination and appraisal being at such Subsidiaries’ sole cost and expense and in excess of any other field examination or appraisal otherwise permitted by this Agreement or the other Loan Documents to be charged to the Credit Parties) and found the results thereof satisfactory, (2) received a revised Borrowing Base Certificate (and all supporting documentation and reports) giving effect to such Property and its inclusion in such calculation, and (3) established such Reserves in connection therewith as Administrative Agent shall require. 8.15 Further Assurances. At its expense, promptly, (a) execute and deliver to Administrative Agent, LC Issuer and the Lenders, or cause to be executed and delivered to Administrative Agent, LC Issuer and the Lenders, all documents, agreements, and instruments that are, in Administrative Agent’s

- 115 - determination, necessary to (i) correct any omissions in the Loan Documents or any agreement relating to Bank Products; (ii) more fully state the Obligations set out in this Agreement or in any other Loan Document or agreement relating to Bank Products; (b) obtain any consents, as may be necessary or appropriate in connection therewith as may be requested by Administrative Agent; and (c) deliver such instruments, assignments, title certificates, or other documents or agreements, and take such actions, as Administrative Agent deems appropriate under Applicable Law to evidence or perfect Administrative Agent’s Lien in and to any Collateral. 8.16 Springing Real Estate Covenant. At any time that Liquidity is less than $90,000,000, Borrowers and Guarantors shall, subject to Section 8.3, at Borrowers’ expense and within ninety (90) days thereafter (or at such later date as may be agreed to by Administrative Agent in writing in its discretion), execute and deliver all such Mortgages, other Mortgage Documents, Fixture filings, surveys, title insurance, and such other documentation and instruments required by Section 7 of the Security Agreement to grant Collateral Agent a first priority Lien all Material Real Estate owned by any Borrower and any Guarantor as security for the payment and performance of the Obligations, excluding any parcels of Real Estate specified by Administrative Agent in writing. 8.17 Post-Closing Matters. (a) Within thirty (30) days after the Closing Date (or such later date as Administrative Agent may, in its discretion, specify in writing), Administrative Agent shall have received copies of acknowledgments of all “as-extracted” financing statements filings or recordations necessary to perfect its Liens in the “as-extracted” Collateral. (b) Within thirty (30) days after the Closing Date (or such later date as Administrative Agent may, in its discretion, specify in writing), Administrative Agent shall have received all original certificates and executed powers, as reasonably required by Administrative Agent, with respect to Equity Interests pledged to Administrative Agent pursuant to the Loan Documents. SECTION 9. NEGATIVE COVENANTS Until Payment in Full of the Obligations and termination of the Commitments, no Credit Party shall, nor shall it permit any Subsidiary to: 9.1 Debt. Create, incur, Guarantee, or suffer to exist any Debt, except: (a) the Obligations; (b) Subordinated Debt in an aggregate outstanding principal amount not to exceed at any time Five Million Dollars ($5,000,000); (c) Permitted Purchase Money Debt, so long as (i) such Permitted Purchase Money Debt and the associated Purchase Money Lien (if any) are incurred and granted, respectively, not more than ten (10) days after the acquisition of the fixed asset that is the subject thereof and (ii) the aggregate amount of such Debt does not, at any one time, exceed $60,000,000; (d) Funded Debt (other than the Obligations and Permitted Purchase Money Debt permitted under Section 9.1(c) hereof), to the extent outstanding on the Closing Date and listed on

- 116 - Schedule 9.1 (provided that individual obligations in an amount less than $2,000,000 are not required to be listed on such Schedule); (e) Guarantees by the Credit Parties or any Subsidiaries in respect of Debt otherwise permitted under this Section 9.1; (f) Debt incurred or assumed in connection with Permitted Acquisitions and other permitted Investments consisting of the purchase of a business unit, line of business or a division of a Person or all or substantially all of the assets or all of the Equity Interests of another Person to the extent such Debt was not incurred in connection with, or in contemplation of, such Person’s becoming a Subsidiary or such Acquisition, not to exceed $25,000,000 in the aggregate at any time; provided, that to the extent such Debt is secured by a Lien on any Accounts or Inventory, such Lien shall be junior to the Lien of Administrative Agent and the Credit Parties shall segregate (and not commingle) any such Accounts or Inventory and proceeds thereof, in each case, pursuant to intercreditor arrangements reasonably satisfactory to Administrative Agent in consultation with the Company; (g) Debt arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (h) Debt of Borrowers or any Subsidiary in connection with one or more standby or trade-related letters of credit, performance bonds, bid bonds, appeal bonds, wage bonds, bonds issued in favor of any Governmental Authority, bankers acceptances, insurance obligations, reclamation obligations, bank guarantees, surety bonds, completion guarantees or other similar bonds and obligations, including self-bonding arrangements, issued by Borrowers or a Subsidiary, in each case, in the Ordinary Course of Business or pursuant to self-insurance obligations and not in connection with the borrowing of money or the obtaining of advances; (i) Debt consisting of customary indemnification obligations in favor of purchasers in connection with Permitted Asset Dispositions; (j) Debt arising from Investments in Subsidiaries permitted by Section 9.4; (k) Intercompany Debt, provided that (i) all such Debt shall be unsecured Debt; (ii) all such Debt shall constitute Subordinated Debt, as and when incurred, without necessity of further action on the part of Administrative Agent or Borrower(s) obligated thereon or holding such Debt, (iii) such Debt shall not be paid, in whole or in part, except as provided in clause (iv) below, unless and until all Obligations have been Paid in Full; (iv) such Debt may be paid (but unless approved by the Required Lenders, or paid to Administrative Agent for applications to the Obligations, not prepaid) in accordance with its terms from time to time so long as no Default or Event of Default then exists and none would be caused by such payment being made; (v) shall be deemed assigned to Administrative Agent as additional Collateral effective with the incurrence thereof without necessity of further action on the part of Administrative Agent or Borrower(s) obligated thereon or holding such Debt, and Administrative Agent at any time, following an Event of Default, shall have the right (but not the obligation) to enforce the payment and collection of such Debt and to require that such Debt be evidenced by one or more promissory notes (if not then so evidenced) and be endorsed to and deposited with Administrative Agent to facilitate the assignment thereof to Administrative Agent, and in such event, Administrative Agent shall be a holder in due course thereof; (vi) shall not be assigned to any Person by the holder thereof, except to Administrative Agent as provided above, (vii) shall not be reduced or forgiven, or converted to equity, or be subordinated (except pursuant hereto) by any holder of such Debt and (viii) if any Bankruptcy

- 117 - Event of Default shall have occurred, Administrative Agent shall have the sole and exclusive right (but not the obligation) to file proofs of claim and take other actions, in its discretion, in respect of such Debt in such proceeding and to receive the entirety of any payments made thereon for application to the Obligations; (l) Permitted Refinancing Debt of Debt permitted under clauses (b), (c), (d), and (f) above or of Debt subsequently incurred under this clause (l); (m) Debt arising in connection with (i) the financing of insurance premiums so long as each insurance policy subject to such premium finance arrangement provides that it shall not be canceled or not renewed upon less than thirty (30) days’ (or ten (10) days’ in the case of non- payment) prior written notice thereof by the insurer to Administrative Agent or (ii) take-or-pay obligations contained in supply or other arrangements, in each case in the Ordinary Course of Business; (n) Debt representing deferred compensation to officers, directors or employees of any Credit Party issued or incurred in the Ordinary Course of Business; (o) Debt consisting of unsecured indemnification, adjustment of purchase price, Earn- Outs or similar deferred or contingent obligations, seller promissory notes and payment obligations in respect of non-competition agreements, in each case, incurred or assumed in connection with any Acquisition or Asset Disposition or disposition of any business or any Subsidiary to the extent permitted hereby; provided that any Earn-Out or seller promissory note in excess of $5,000,000 shall be subordinated in right of payment to the Obligations pursuant to a Subordination Agreement on terms acceptable to Administrative Agent; (p) Debt in respect of obligations under Swap Agreements incurred in the Ordinary Course of Business and not for speculative purposes; (q) Guarantees by Borrowers or any Subsidiaries of borrowings by current or former officers, managers, directors, employees or consultants in connection with the purchase of Equity Interests of Borrowers by any such person in an aggregate principal amount not to exceed $1,000,000 any one time outstanding; (r) Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the Ordinary Course of Business; (s) any transaction permitted under Section 9.11; and (t) additional Debt of the Credit Parties in an amount not to exceed $250,000,000 in the aggregate at any time outstanding so long as each of the Payment Conditions shall have been satisfied at the time and immediately after giving effect to the occurrence of such Debt; provided, however, that, for the avoidance of any doubt, and notwithstanding any provision of the foregoing that may be to the contrary, no Credit Party shall Guarantee any Debt of any Credit Party except for Debt of another Credit Party that is expressly permitted to be created, incurred or assumed pursuant hereto, and Debt consisting of any Obligations; provided, further, that the aggregate Debt (including Intercompany Debt) of all Immaterial Restricted Subsidiaries (other than Intercompany Debt incurred by Immaterial Restricted Subsidiaries related to reclamation, Black Lung and worker’s compensation liabilities existing as of the Closing Date) and Subsidiaries of Credit Parties that are not Credit Parties of this Section 9.1 shall

- 118 - not, when aggregated with Investments made under Section 9.4(u), exceed the greater of $70,000,000 and 8% of Consolidated Tangible Net Assets in the aggregate at any time. 9.2 Liens. Create or suffer to exist any Lien upon any of its Property, except the following (collectively, “Permitted Liens”): (a) Liens in favor of Administrative Agent, LC Issuer, any Lender or any other Secured Party arising pursuant hereto or under any other Loan Document; (b) Purchase Money Liens securing Permitted Purchase Money Debt; (c) Liens for Taxes not yet due or payable or being Properly Contested; (d) Liens (other than Liens for Taxes or imposed under ERISA or pursuant to any Environmental Law) arising as a matter of law and in the Ordinary Course of Business, but only if (i) payment of the obligations secured thereby is not yet due or payable or is being Properly Contested; (ii) such Liens do not materially impair the value or use of the Property or materially impair operation of the business of any Borrower or Subsidiary; and (iii) such Liens do not secure Debt; (e) Liens consisting of (i) deposits or pledges made in the Ordinary Course of Business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation (other than bonds related to judgments or Adverse Proceedings unless permitted by Section 9.2(g)), or arising as a result of progress payments under government contracts, and other obligations of a like nature incurred in the Ordinary Course of Business and (ii) deposits securing liability to insurance carriers under insurance or self-insurance arrangements; (f) Liens arising as a matter of law in the Ordinary Course of Business that are subject to Third Party Claimant Agreements; (g) Liens arising as a matter of law by virtue of a judgment or judicial order against any Credit Party or Subsidiary, or any Property of a Credit Party or Subsidiary, as long as (i) such Liens do not constitute an Event of Default under Section 11.1(h); (ii) such Liens are at all times junior to Administrative Agent’s Liens; and (iii) the execution or enforcement of such Liens is and continues to be effectively stayed and bonded on appeal; (h) easements, rights of way, zoning restrictions, other restrictions, covenants and other non-monetary encumbrances which do not in any case secure any monetary obligation and do not materially or adversely detract from the value of the Property subject thereto or materially interfere with the Ordinary Course of Business; (i) normal and customary rights of setoff upon deposits in favor of depository institutions, and Liens of a collecting bank on Payment Items in the course of collection; (j) Liens on acquired Property (other than Accounts and Inventory) securing Debt permitted under Section 9.1(f); provided that such Liens (i) are not incurred in connection with, or in anticipation of, a Person becoming a Subsidiary or the acquisition of the Property subject to such Lien; (ii) are applicable only to the Property of such Subsidiary or Property acquired (and proceeds thereof) and do not attach to any other Property of the Credit Parties or any of their Subsidiaries, and (iii) the amount of the Debt secured thereby is not increased;

- 119 - (k) Liens in favor of customs and revenue authorities arising as a matter of Applicable Law to secure payment of customs duties in connection with the importation of Goods; (l) (i) any interest or title of a lessor or sub-lessor under any lease of Real Estate made by any Credit Party or any of its Subsidiaries as lessee or sub-lessee, to the extent permitted hereunder and (ii) leases, subleases, licenses and rights-of-use granted by any Credit Party or any of its Subsidiaries to others in the Ordinary Course of Business and that do not materially and adversely affect the use of the Property encumbered thereby for its intended purpose; (m) Liens solely on any cash earnest money deposits made by any Credit Party or any of its Subsidiaries in connection with any letter of intent, or purchase agreement permitted hereunder; (n) purported Liens evidenced by the filing of precautionary Financing Statements relating solely to operating leases of personal property entered into in the Ordinary Course of Business; (o) Liens existing on the Closing Date and listed on Schedule 9.2, including Liens securing Permitted Refinancing Debt permitted under Section 9.1(l); (p) (i) Liens (including deposits) to secure the performance of bids, trade contracts and leases (other than Debt), reclamation bonds, insurance bonds, statutory obligations, surety and appeal bonds, performance bonds, wage bonds, bonds issued in favor of any Governmental Authority, bank guarantees and letters of credit and other obligations of a like nature incurred in the Ordinary Course of Business or (ii) Liens created under or by any turnover trust; provided, that in each case with respect to the foregoing, no UCC financing statement has been filed by surety and no other action has been taken to perfect any such Liens of any surety; (q) Liens in favor of an escrow agent arising under an escrow arrangement incurred in connection with the issuance of notes with respect to the proceeds of such notes and anticipated interest expenses with respect to such notes, solely to the extent such notes constitute permitted Debt under Section 9.1; (r) Liens on insurance policies and the proceeds from the cancellation thereof securing the financing of insurance premiums with respect thereto; (s) rights of first refusal and rights of first offer in respect of transfers of Equity Interests in Joint Ventures to the extent such rights constitute Liens; (t) Permitted Real Estate Encumbrances; (u) Production Payments, Royalties with respect to Mining Title, dedication of reserves under supply agreements or similar or related rights or interests granted, taken subject to, or otherwise imposed on properties; (v) Liens under ERISA or the Code with respect to a Plan that does not constitute an Event of Default under Section 11.1(m); (w) landlord’s, carrier’s, warehousemen’s mechanic’s, workmen’s, materialmen’s, repairmen’s or other like Liens but only, in each case, to the extent (i) arising by operation of law and in the Ordinary Course of Business, (ii) payment of the obligations secured thereby is not

- 120 - overdue by more than sixty (60) days or is being Properly Contested and (c) such Liens do not materially impair the value or use of the Property or materially impair operation of the business by any Credit Party or Subsidiary; (x) Liens of landlords incurred in the Ordinary Course of Business securing obligations to pay lease or royalty payments that are not yet due and payable or in default beyond all applicable notice and cure periods; (y) transfer of a Sold Receivable pursuant to a Permitted Receivables Transaction so long as the purchase price therefor is immediately remitted to the Collections Account in cash or other immediately available funds as a condition to such transfer; and (z) other Liens on assets other than Inventory and Accounts securing Debt of the Credit Parties in an aggregate amount at any time outstanding not to exceed $40,000,000 so long as at the time of and immediately after giving effect to the occurrence thereof, each of the Payment Conditions shall have been satisfied. 9.3 Restricted Payments. Declare or make any Restricted Payment, except the following: (a) Each Subsidiary that is not a Credit Party may make Restricted Payments to a Credit Party, and each Credit Party may make Restricted Payments to another Credit Party (subject, in the case of Restricted Payments received by Immaterial Restricted Subsidiaries, to the limitation set forth at the end of this Section 9.3); (b) Borrowers and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other Equity Interests of such Person; (c) any Credit Party (including any Borrower) may pay dividends or make distributions on Equity Interests that accrue (but are not paid in cash) or are paid in-kind with Equity Interests of such Credit Party equal or junior ranking; (d) any Borrower may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issuance of new shares of common stock or other Equity Interests that are not Disqualified Equity Interests of such Borrower; (e) Borrowers or any of their Subsidiaries may purchase (i) Equity Interests issued by any Credit Party or options with respect thereto held by directors, officers or employees of Borrowers or any Subsidiary (or their estates or authorized representatives) in connection with (A) the death, disability or termination of employment of any such director, officer or employee or (B) any benefit, incentive or equity compensation plans to provide funds for the payment of any Tax or other amounts owing by such directors, officers or employees upon vesting or exercise or settlement of the Equity Interests or options provided under such plans; and (ii) Equity Interests issued by any Credit Party for future issuance under any benefit, incentive or equity compensation plan; provided, that (x) no Event of Default has occurred and is continuing at the time of such purchase and (y) for both sub-clauses (i) and (ii), the aggregate cash consideration paid therefor in any twelve-month period after the Closing Date shall not exceed $50,000,000 in the aggregate; (f) cash payments in lieu of fractional shares upon exercise of options or warrants or conversion or exchange of convertible securities, repurchases of Equity Interests deemed to occur upon the exercise of options, warrants or other convertible securities to the extent such securities represent a portion of the exercise price of such options, warrants or other convertible securities

- 121 - and repurchases of Equity Interests in connection with the withholding of a portion of the Equity Interests granted or awarded to a director or an employee to pay for the Taxes payable by such director or employee upon such grant or award; and (g) other Restricted Payments so long as, at the time of and immediately after giving effect thereto, each of the Payment Conditions shall have been satisfied. Notwithstanding the foregoing, (i) if a dividend or distribution is permitted pursuant to any of the foregoing clauses (a) through (g), the applicable Credit Party or Subsidiary can pay any such dividend or distribution within thirty (30) days after the date of declaration thereof, and (ii) the aggregate amount of Restricted Payments that are paid to Immaterial Restricted Subsidiaries (to the extent such Restricted Payment is not concurrently paid to a Borrower) shall not exceed $50,000,000 in any Fiscal Year. 9.4 Investments. Make any Investment, except the following: (a) Investments in existence on the Closing Date and described on Schedule 9.4(a) (provided that individual Investments in an amount less than $2,000,000 are not required to be listed on such Schedule) and extensions, renewals, modifications, restatements or replacements thereof; provided, that no such extension, renewal, modification, restatement or replacement shall increase the amount of such Investment except, in the case of a loan, by an amount equal to the amount determined by reference to clause (a) of the definition of “Permitted Refinancing Debt”; (b) subject to the requirements of Section 8.12, Investments in cash or Cash Equivalents; (c) [reserved]; (d) deposits made in the Ordinary Course of Business (i) to secure the performance of leases (or subleases), (ii) pursuant to surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds, wage bonds, bonds issued in favor of any Governmental Authority and related letters of credit or similar obligations, in each case, to the extent such surety bonds, reclamation bonds, performance bonds, bid bonds, appeal bonds, wage bonds, bonds issued in favor of any Governmental Authority, related letters of credit and similar obligations are permitted under this Agreement and (iii) consisting of indemnification obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds, wage bonds, bonds issued in favor of any Governmental Authority and completion guarantees and similar obligations under any Mining Law or Environmental Law or with respect to workers’ compensation benefits, in each case entered into in the Ordinary Course of Business, and pledges or deposits made in the Ordinary Course of Business in support of obligations under existing coal sales contracts (and extensions or renewals thereof on similar terms); (e) Bank Product Obligations and obligations under Swap Agreements permitted pursuant to Section 9.1(p); (f) Equity Interests or obligations issued to any Credit Party by any Person (or the representative of such Person) in respect of Debt of such Person owing to such Credit Party in connection with the insolvency, bankruptcy, receivership, or reorganization of such Person or a composition or readjustment of the Debts of such Person;

- 122 - (g) advances to an officer, director, or employee for salary, travel expenses, entertainment, relocation, commissions and similar items in the Ordinary Course of Business not to exceed at any time $2,500,000 in the aggregate as to all such Persons at any time outstanding; (h) Investments constituting deposits for the purchase of goods made in the Ordinary Course of Business; (i) prepaid expenses and extensions of trade credit in the nature of accounts receivable arising in the Ordinary Course of Business and consistent with customary credit practices and policies; (j) deposits with financial institutions (including Regions Bank) expressly permitted hereunder; (k) Permitted Acquisitions; (l) Investments made after the Closing Date (i) by a Borrower to another Borrower; (ii) by any Credit Party to any other Credit Party; (iii) by any Foreign Subsidiary to any other Foreign Subsidiary; (iv) by any Domestic Subsidiary that is not a Credit Party to any other Domestic Subsidiary that is not a Credit Party; or (v) by any Subsidiary that is not a Credit Party to any Credit Party; (m) Intercompany Debt, subject to Section 9.1(k); (n) Investments (including Debt and Equity Interests) received in satisfaction of judgments or in connection with the bankruptcy or reorganization of suppliers and customers of Borrowers and their Subsidiaries and in settlement of delinquent obligations of, and other disputes with, such customers and suppliers arising in the Ordinary Course of Business; (o) payments or other arrangements whereby Borrowers or a Subsidiary provides a loan, advance payment or guarantee in return for future coal deliveries, in each case consistent with normal practices in the mining industry and the Ordinary Course of Business; (p) promissory notes and other similar non-cash consideration received by Borrowers and their Subsidiaries in connection with Asset Dispositions not otherwise prohibited under this Agreement; (q) Investments by Borrowers or any Subsidiary in non-wholly owned Subsidiaries and Joint Ventures in an aggregate amount not to exceed the greater of $200,000,000 and 20% of Consolidated Net Tangible Assets and so long as each of the Payment Conditions is satisfied at the time of and immediately after giving effect to the consummation of the relevant Investment; (r) Investments acquired as a capital contribution to Borrowers, or made in exchange for, or out of the net cash proceeds of, a substantially concurrent offering of Equity Interests that do not constitute Disqualified Equity Interests of the Company (or any direct or indirect parent thereof); (s) endorsements for collection or deposit in the Ordinary Course of Business; (t) [reserved];

- 123 - (u) Investments by Borrowers or any Subsidiary in Immaterial Restricted Subsidiaries or any Subsidiary that is not a Credit Party and Investments by any Immaterial Restricted Subsidiary in Borrowers; provided, that (i) Investments in Immaterial Restricted Subsidiaries and Subsidiaries that are not Credit Parties made after the Closing Date shall not, when aggregated with Intercompany Debt of Immaterial Restricted Subsidiaries incurred pursuant to Section 9.1(k) (subject to the proviso at the end of Section 9.1), in the aggregate exceed the greater of $70,000,000 and 8% of Consolidated Net Tangible Assets (other than Investments in Immaterial Restricted Subsidiaries related to reclamation, Black Lung and worker’s compensation liabilities existing as of the Closing Date) and (ii) each of the Payment Conditions is satisfied at the time of and immediately after giving effect to the consummation of the relevant Investment; (v) Investments by any Credit Party in the Owner Trustee in an amount not to exceed $100,000 in connection with the (A) the Trust Agreement (N731BP) dated July 26, 2016 between Owner Trustee, and Alpha Metallurgical Services, LLC, as operator and (B) the Aircraft Operating Agreement dated July 26, 2016 between Alpha Metallurgical Services, LLC and Owner Trustee; (w) [reserved]; (x) Investments in, and solely to the extent contemplated by the Organizational Documents (as in effect on the Closing Date) of, the Joint Ventures identified on Schedule 9.4(x) to which any Credit Party is a party on the Closing Date; (y) Investments in any assets constituting a business unit received by Borrowers or their Subsidiaries by virtue of a Permitted Asset Swap; and (z) other Investments to the extent not violative of the foregoing clauses (a) through (y) so long as, at the time of and immediately after giving effect thereto, each of the Payment Conditions shall have been satisfied. Notwithstanding the foregoing, in no event shall any Credit Party make any Investment that results in or facilitates in any manner any Restricted Payment not otherwise permitted under the terms of Section 9.3. 9.5 Disposition of Assets. Make or consummate any Asset Disposition, except a Permitted Asset Disposition. To the extent Required Lenders waive the provisions of this Section 9.5 with respect to an Asset Disposition, Required Lenders authorize Administrative Agent to release Liens on such Property subject to the Asset Disposition in accordance with Section 12.2(a). 9.6 Restrictions on Payment of Certain Debt. Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance, acquisition, or deposit), or set aside funds for any such payment, with respect to any Funded Debt (other than the Obligations); provided, however, that Credit Parties and their Subsidiaries may make: (a) regularly scheduled payments of principal, interest, or fees with respect to all Funded Debt (other than Subordinated Debt) that exists as of the Closing Date and is disclosed in Schedule 9.1 or that otherwise is incurred after the Closing Date in accordance with the terms of this Agreement; (b) prepayments, repayments, redemptions, repurchases, defeasances or other acquisitions or retirement for value of unsecured Funded Debt and any Subordinated Debt (i) with the net cash proceeds of, or in exchange for, Permitted Refinancing Debt or (ii) in exchange for, or

- 124 - out of the proceeds of, a substantially concurrent issue of new shares of common stock or other Equity Interests that are not Disqualified Equity Interests of the Company; (c) prepayments, repayments, redemptions, repurchases, defeasances or other acquisitions or retirement for value of, to the extent constituting Funded Debt, unsecured Debt set forth on Schedule 9.1; and (d) so long as each of the Payment Conditions shall have been satisfied at the time of and immediately after giving effect to payment thereof, Borrowers may make payments in respect of any unsecured Debt or Subordinated Debt, in each case, in accordance with the terms thereof and only to the extent permitted by and subject to the subordination provisions contained in the Intercreditor Agreement or Subordination Agreement with respect thereto. 9.7 Fundamental Changes. (a) Merge, Divide, combine, or consolidate with or into any Person, or liquidate (or suffer any liquidation), wind up its affairs, or dissolve itself (or suffer any dissolution), in each case whether in a single transaction or in a series of related transactions, except that so long as no Event of Default then exists or would result therefrom (i) any Credit Party may merge with, or sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets to, any other Credit Party (including any Borrower), or Divide itself into two or more Credit Parties; provided that, (A) if any Borrower is party to any such merger, such Borrower must be the surviving Person; (B) no Credit Party may sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets except to a Borrower (except that a Guarantor may sell, assign, transfer, lease or otherwise dispose of all or substantially all of its assets to another Guarantor); and (C) in any Division of any Credit Party, the Persons resulting from such Division must all become Credit Parties of the same type; upon such Division becoming effective; e.g., all Persons resulting from the Division of a Borrower must become Borrowers (or if permitted by Administrative Agent, Guarantors), in accordance with Section 8.14; (ii) any Domestic Subsidiary that is not a Credit Party may merge with, or sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets to, any other Domestic Subsidiary that is not a Credit Party, or Divide itself into two or more Domestic Subsidiaries that are not Credit Parties; (iii) any Foreign Subsidiary may merge with, or sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets to, any other wholly owned Foreign Subsidiary or Divide itself into two or more Foreign Subsidiaries; (iv) any Subsidiary may, in accordance with Applicable Law, liquidate or dissolve itself into a Credit Party or another Domestic Subsidiary that is wholly owned by a Credit Party; provided, that if an Immaterial Restricted Subsidiary is subject to liquidation or dissolution, then the applicable Credit Party shall deliver (or shall cause to be delivered) to Administrative Agent, to the extent not previously provided in respect of such Subsidiary, the results of customary lien searches in respect of such Subsidiary and such other diligence as Administrative Agent may reasonably require prior to such liquidation or dissolution; and (v) any Foreign Subsidiary of a Credit Party may liquidate or dissolve itself into another wholly owned Foreign Subsidiary of a Credit Party in accordance with Applicable Law. (b) [Reserved]. (c) Locate its chief executive office or keep its books and records in any jurisdiction other than in a State within the United States of America or the District of Columbia; (d) Amend, restate, amend and restate, or otherwise modify its Organizational Documents in any manner that would be contrary to the terms and conditions of this Agreement or

- 125 - the other Loan Documents or in any manner that could be adverse to any Secured Party or could reasonably be expected to have a Material Adverse Effect; (e) Form any Subsidiary or consummate any Acquisition except a Permitted Acquisition; provided, however, any Credit Party or any Subsidiary may (i) form a Domestic Subsidiary or (ii) consummate a Permitted Acquisition, so long as, in each case, such Borrower and each Person that becomes a Subsidiary on account thereof complies with Section 8.14 and Section 8.15, to the extent applicable; (f) [Reserved]; (g) Become a partner or joint venturer with any third party after the Closing Date except as expressly permitted by Section 9.4; (h) Make any material change in accounting treatment or reporting practices, except as required by GAAP and in accordance with Section 1.2 or change its year-end for accounting purposes from the Fiscal Year ending December 31; (i) File or consent to the filing of any consolidated income tax return with any Person other than Credit Parties and their Subsidiaries; (j) (i) Engage to a material extent in any business other than a business in similar or ancillary to the same field as the business conducted by Credit Parties and their Subsidiaries on the Closing Date; or (ii) permit or undergo any changes in its business and related activities that could result in the termination, revocation, ineffectiveness, or unenforceability of any of such policies of insurance; or (k) in the case of any Subsidiary of the Company that is a Credit Party, (i) authorize, issue or sell any Equity Interests (other than to its immediate parent as existing on the Closing Date or another Credit Party) or (ii) grant any options, warrants or other rights to purchase any such Equity Interests (other than to such parent or another Credit Party), other than pursuant to a transaction otherwise permitted by this Agreement or any other Loan Document. 9.8 Restrictive Agreements; Certain Restrictions; Inconsistent Agreements. (a) Become a party to any Restrictive Agreement, except a Restrictive Agreement which: (i) is in effect on the Closing Date and listed on Schedule 7.17; (ii) (A) relates to secured Debt permitted hereunder, as long as the restrictions apply only to collateral for such Debt or (B) that arises in connection with covenants in documents creating Liens permitted by Section 9.2 prohibiting further Liens on the properties encumbered thereby; (iii) contains customary restrictions on assignment in leases, subleases, licenses, asset sale agreements, and other contracts permitted hereby so long as such restrictions relate to the assets subject thereto; (iv) contains customary restrictions on dispositions of Real Estate found in reciprocal easement or other similar agreements;

- 126 - (v) contains customary restrictions related to the sale of assets (to the extent such sale is permitted pursuant to Section 9.5) that limit the encumbrance of such assets pending the consummation of such sale; (vi) contains in the organizational or constitutional documents and agreements or any related joint venture or similar agreements binding on or applicable to any Joint Venture or other Subsidiary that is not a wholly-owned Subsidiary (but only to the extent such encumbrance or restriction covers the assets of such Joint Venture or Subsidiary or any Equity Interests in such Joint Venture or Subsidiary); (vii) contains customary limitations (including financial maintenance covenants) existing under or by reason of leases entered into in the Ordinary Course of Business; (viii) contains customary provisions restricting assignment of any agreements; (ix) arise in connection with applicable law, rule, regulation, order, approval, license, permit or similar restriction (whether or not existing on the Closing Date) or are mandated by any Governmental Authority; (x) contains customary provisions related to Swap Obligations; or (xi) are set forth in any agreement evidencing an amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the Restrictive Agreements referred to in clauses (i) through (x) above; provided, that such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Company, not materially less favorable to the Credit Party with respect to such limitations than those applicable pursuant to such Restrictive Agreement prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing. 9.9 Affiliate Transactions. Enter into or be party to any transaction involving an aggregate consideration in excess of $10,000,000, including, without limitation, any purchase, sale, lease or exchange of property or assets or the rendering of any service, with an Affiliate of any Credit Party or any Subsidiary (a “Related Party Transaction”), unless the Related Party Transaction is not otherwise prohibited by this Agreement and is on fair and reasonable terms that are not materially less favorable (as reasonably determined by the relevant Credit Party) to the Credit Party or any of the relevant Subsidiaries than those that could be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate of such Credit Party or Subsidiary; provided, that (i) any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $20,000,000 must first be approved by a majority of the board of directors of the Company who are disinterested in the subject matter of the transaction pursuant to a resolution by the board of directors of the Company and (ii) with respect to any Related Party Transaction or series of Related Party Transactions with an aggregate value in excess of $35,000,000, the Company must deliver to Administrative Agent an opinion from an accounting, appraisal, or investment banking firm of national standing in the applicable jurisdiction (x) stating that its terms are not materially less favorable to the relevant Credit Party that would have been obtained in a comparable transaction with an unrelated Person or (y) as to the fairness to the Credit Parties or any of the relevant Subsidiaries of such Related Party Transaction from a financial point of view. Notwithstanding the foregoing, the restrictions contained in this Section 9.9 shall not apply to the following transactions or arrangements:

- 127 - (a) transactions between or among the Company and any of the Credit Parties or between and among any Credit Parties, in each case, to the extent permitted by this Agreement; (b) transactions that are expressly permitted under this Agreement or any other Loan Documents, including, among others, Intercompany Debt permitted pursuant to Section 9.1, Restricted Payments permitted pursuant to Section 9.3, intercompany Investments permitted pursuant to Section 9.4, Permitted Asset Dispositions, and fundamental changes permitted pursuant to Section 9.7; (c) payment of reasonable compensation to officers and employees for services actually rendered and loans and advances permitted by Section 9.4(g); (d) payment of usual and customary fees, expenses and indemnities in the Ordinary Course of Business to directors of the Company; (e) transactions with Affiliates consummated on or before the Closing Date and listed on Schedule 9.9; (f) the arrangements with respect to the procurement of services of directors, officers, independent contractors, consultants or employees in the Ordinary Course of Business and the payment of customary compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and reasonable reimbursement arrangements in connection therewith; (g) payments to directors and officers of Borrowers and their Subsidiaries in respect of the indemnification of such Persons in such respective capacities from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, as the case may be, pursuant to the Organizational Documents or other corporate action of Borrowers or their Subsidiaries, respectively, or pursuant to Applicable Law; and (h) transactions with DTA and Marshall Land LLC; provided, that such transactions are on fair and reasonable terms that are not materially less favorable (as reasonably determined by the Company) to Credit Parties than those that could be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate of the Company. 9.10 Plans. Become or be deemed to hold the assets of a Benefit Plan. Fail to meet all of the applicable minimum funding requirements of ERISA and the Code with respect to any Plan, without regard to any waivers thereof, and, to the extent that the assets of any of such Plan would be less (by the Threshold Amount or more) than an amount sufficient to provide all accrued benefits payable under such Plan, Credit Parties shall make the maximum deductible contributions allowable under the Code (based on Credit Parties’ current actuarial assumptions). No Credit Party nor any ERISA Affiliate of a Credit Party shall (a) cause or permit to occur any event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA; or (b) cause or permit to occur an ERISA Event. 9.11 Sales and Leasebacks. Enter into any arrangement, whereby one Person shall, directly or indirectly, sell or transfer any Property with a fair market value in excess of $70,000,000 in the aggregate to another Person who shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property that such Person intends to use for substantially the same purpose or purposes as the Property sold or transferred.

- 128 - 9.12 Certain Agreements. To the extent any of the following would reasonably be expected to have a Material Adverse Effect: (a) Permit any Material Contract to be cancelled or terminated before its stated maturity or expiration date, (b) amend, restate, amend and restate, supplement, waive any term of, consent to any change in, or otherwise modify any Material Contract, (c) default in the performance under any Material Contract beyond all applicable notice and cure periods, or (d) agree to or accept any waiver thereunder that would adversely affect the rights of any Secured Party; provided, however, that nothing in this Section 9.12 shall prohibit any Permitted Refinancing Debt or the repayment, prepayment, retirement, or extinguishment of any Debt, to the extent the same is otherwise permitted to be made or incurred under this Agreement and the other Loan Documents. 9.13 Disqualified Equity Interests. Issue or suffer to exist with respect to such Person any Disqualified Equity Interests or be subject to any other obligation that requires such Person to purchase, redeem, retire, or otherwise acquire for value any Equity Interests of such Person, including any “put” or similar rights. SECTION 10. FINANCIAL COVENANTS 10.1 Financial Covenants. Until Payment in Full of the Obligations and termination of the Commitments, Credit Parties shall comply, or cause compliance with, each of the following covenants: (a) Minimum Liquidity. Borrowers shall maintain Liquidity of not less than $75,000,000 at all times. SECTION 11. EVENTS OF DEFAULT; REMEDIES UPON DEFAULT 11.1 Events of Default. Each of the following shall be an “Event of Default” hereunder and under the other Loan Documents (called herein and therein an “Event of Default”), if the same shall occur for any reason whatsoever, whether voluntary or involuntary, pursuant to any judgment or order of any court or any order, rule, or regulation of any Governmental Authority, or otherwise: (a) Payment. Any Credit Party (i) shall fail to pay any principal of any Loan when the same shall become due and payable; or (ii) shall fail to pay (x) any interest on any Loan or (y) any other Obligation, in each case within five (5) Business Days after the same shall become due and payable (in any event, whether at stated maturity, on demand, upon acceleration, or otherwise); or (b) Certain Covenants. Any Credit Party (i) shall default in the performance of any agreement, covenant, or obligation contained in any of Sections 8.1, 8.2(a), 8.6(b), 8.6(c), 8.6(d), 8.12, Section 9, or Section 10; or (ii) fails to deliver any Borrowing Base Certificate as required by Section 8.6(a) when due if an Increased Reporting Period exists or, in the absence of an Increased Reporting Period, such failure continues for three (3) Business Days; or (iii) fails to comply with Section 8.4 hereof after Administrative Agent or its agents have complied in all material respects with any obligations set forth in Section 8.4, and such failure continues for five (5) Business Days after written notice from Administrative Agent to the Company; or (c) Other Covenants. Any Credit Party or its Subsidiaries shall default in the performance of any other agreement, covenant, or obligation contained in this Agreement or any other Loan Document and not provided for elsewhere in this Section 11.1 and such default shall

- 129 - not have been cured to Administrative Agent’s satisfaction or Required Lenders’ satisfaction within thirty (30) days after the sooner to occur of (a) receipt by the applicable Credit Party of notice of such default from Administrative Agent or any Lender and (b) the date on which such default first became known to a Responsible Officer of such Credit Party; or (d) Representations. Any representation or warranty made by or on behalf of any Credit Party in this Agreement (including, particularly, but without limitation, Section 7), or in any other Loan Document, that (i) if subject to a materiality, “Material Adverse Effect” or similar qualification, shall be untrue, incorrect, or misleading when made or deemed made or (ii) if not subject to a materiality, “Material Adverse Effect” or similar qualification, shall be untrue, incorrect, or misleading in any material respect when made or deemed made; or (e) Revocation. Either: (i) Any Credit Party shall repudiate, revoke, or attempt to repudiate or revoke, in whole or in part, any of its Obligations hereunder or under any other Loan Document; or (ii) any Credit Party shall deny or contest in writing the validity or enforceability of this Agreement or any other Loan Document or all or any part of the Obligations or the existence, perfection or priority of any Lien granted to Administrative Agent or any Lender as security for payment or performance of any Obligations; or (f) Cessation of Lien. Either: (i) This Agreement or any other material Loan Document, shall cease to be in full force or effect at any time after its execution and delivery (other than as expressly permitted hereunder or by waiver or release thereof by Administrative Agent, LC Issuer, a Lender, the Lenders or a Bank Product Provider, as applicable, made in accordance herewith, or upon Payment in Full); or (ii) any Security Document (including this Agreement) shall for any reason fail or cease to create a valid, perfected, and, except to the extent permitted by the terms hereof or thereof, first-priority Lien in favor of Administrative Agent, for the benefit of the Secured Parties, on any Collateral purported to be covered thereby; or (iii) any Swap Agreement entered into between any Credit Party or a Subsidiary, on the one hand, and Administrative Agent or any Lender (or any of their respective Affiliates), on the other hand, shall be terminated as a result of a default or event of default by such Credit Party or Subsidiary, or otherwise is revoked; or (g) Cross Default. Credit Parties or Subsidiaries, or any one or more of them, shall fail to make any payment in respect of outstanding Debt (other than the Obligations, to the extent described in subsection (a) above) having an aggregate outstanding principal amount in excess of the Threshold Amount (determined singly or in the aggregate with other Debt of such Credit Parties or Subsidiaries similarly affected) when due after the expiration of any applicable grace period, or any event or condition shall occur that results in the acceleration of the maturity of such Debt (including any required mandatory prepayment or “put” of such Debt to any such Person) or enables (or, with the giving of notice or passing of time or both, would enable) the holder(s) of such Debt or a commitment related to such Debt (or any Person acting on such holders’ behalf) to accelerate the maturity thereof or terminate any such commitment before its normal expiration (including any required mandatory prepayment or “put” of such Debt to such Person); or (h) Judgment. Either (i) a judgment, order, or award for the payment of money shall be entered against any Credit Party or Subsidiary in an amount that exceeds, individually or cumulatively with all unsatisfied judgments, orders, or awards against all Credit Parties and Subsidiaries, an amount in excess of insurance coverage therefor and the same shall remain undischarged, undismissed, and unstayed for more than sixty (60) days; or (ii) any non-monetary judgment or order shall be rendered against any Credit Party or Subsidiary that could reasonably be expected to have a Material Adverse Effect, and shall remain undischarged, unvacated,

- 130 - unbonded or unstayed for a period of sixty (60) days; or (iii) any order, judgment or decree shall be entered against any Credit Party or Subsidiary decreeing the dissolution or split up of such Person and such order, judgment or decree shall remain undischarged, unvacated, unbonded or unstayed for a period in excess of sixty (60) days; or (iv) any Person shall issue, order, or institute any levy upon, or attachment, garnishment, writ, or other seizure of (A) Accounts or Inventory in excess of $5,000,000, or (B) any portion of the Collateral in excess of the Threshold Amount, and in either case, such default is not cured within thirty (30) days; or (i) Inability to Pay Debts; Attachment. Either (i) any Credit Party or Subsidiary (other than an Immaterial Restricted Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any substantial part of the property of any such Person and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (j) Subordinated Debt. Any Subordinated Debt permitted hereunder or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations of the Credit Parties hereunder, as provided in any Intercreditor Agreement or Subordination Agreement; or (k) Voluntary Bankruptcy. Either: (i) Any Credit Party or Subsidiary (other than an Immaterial Restricted Subsidiary) shall (A) file any petition seeking to take advantage of or commence any Insolvency Proceeding for its own relief, benefit, or advantage; (B) make an offer of settlement, extension, or composition to its unsecured creditors generally; (C) voluntarily dissolve, liquidate, or terminate operations, except as otherwise permitted in this Agreement or the other Loan Documents; (D) admit in writing its inability, or become generally unable, or fail generally, to pay its Debts as such Debts become due; or (E) take any corporate, limited liability company, partnership, or similar action for the purpose of effecting any of the foregoing; or (ii) any trustee or receiver shall be appointed to take possession of any substantial Property of, or to operate any of the business or Properties of, any Credit Party or Subsidiary; or (l) Involuntary Bankruptcy. Either: (i) An Insolvency Proceeding shall be commenced against any Credit Party or Subsidiary (other than an Immaterial Restricted Subsidiary) and either (A) such Credit Party or Subsidiary shall consent to the institution of such proceeding, or (B) such Credit Party or Subsidiary shall acquiesce in writing to the commencement of such proceeding or shall fail, in a timely and appropriate manner, to contest vigorously any petition commencing such proceeding, or (C) any such petition shall not be dismissed within sixty (60) days after the filing thereof, or (D) an order for relief shall be entered in such proceeding; or (ii) any Credit Party shall become subject to a Bail-In Action; or (m) ERISA. Either: (i) An ERISA Event shall have occurred, and such event or condition, together with all such events or conditions, if any, could reasonably be expected to result in a Material Adverse Effect or (ii) (A) a trustee shall be appointed by a United States district court to administer any Pension Plan(s); (B) the PBGC shall institute proceedings to terminate any Pension Plan(s); (C) any Credit Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed withdrawal liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such withdrawal liability or is not contesting such withdrawal liability in a timely and appropriate manner; or (D) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (ii)(A) through (ii)(D) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to result in a Material Adverse Effect; or

- 131 - (n) Control. A Change of Control shall occur. 11.2 Remedies upon Default. (a) Bankruptcy Event of Default. Immediately upon the occurrence of any Bankruptcy Event of Default, all Commitments shall, automatically and without notice to any Person, terminate, and all Obligations (other than Obligations under any Swap Agreements between a Credit Party and Administrative Agent or any Lender (or any of their respective Affiliates), all of which shall be due in accordance with and governed by the provisions of such Swap Agreements) shall, automatically and without notice to any Person, become immediately due and payable, without diligence, presentment, demand, protest, or notice of any kind, all of which are hereby waived by Credit Parties to the fullest extent permitted by Applicable Law, and at or subsequent thereto. (b) Events of Default Generally. Immediately upon the occurrence of any Event of Default (other than a Bankruptcy Event of Default, to the extent of any rights and remedies set forth in subsection (a) above attendant thereupon), and during its continuation, Administrative Agent may (and, at the written direction of the Required Lenders, Administrative Agent shall) do one or more of the following at any time and from time to time: (i) declare any Obligations immediately due and payable (other than Obligations under any Swap Agreements between a Credit Party and Administrative Agent or any Lender (or any of their respective Affiliates), all of which shall be due in accordance with and governed by the provisions of such Swap Agreements), whereupon they shall be immediately due and payable without diligence, presentment, demand, protest, or notice of any kind, all of which are hereby waived by all Credit Parties to the fullest extent permitted by Applicable Law; (ii) (A) refuse to make Loans, cease the issuance of any Letters of Credit, and refuse to make any other extensions of credit or grant any other financial accommodations to or for the benefit of any Credit Parties; (B) terminate, reduce, or further condition access to any Commitment; (C) without limiting the exercise of any such right existing hereunder prior to any Event of Default occurring, make any adjustment to the Borrowing Base (including by instituting additional Reserves); and (D) without limiting the exercise of any such right existing hereunder prior to any Event of Default occurring, ON DEMAND, require Credit Parties to Cash Collateralize LC Obligations, Bank Product Obligations, and other Obligations that are contingent or not yet due and payable (and, if Credit Parties do not, for whatever reason, provide such Cash Collateral ON DEMAND, Administrative Agent may provide such Cash Collateral with the proceeds of a Revolving Loan funded by itself and each Lender shall fund its Pro Rata Share thereof in accordance with Section 4.1, regardless of whether an Over Advance exists or would result therefrom or any condition precedent to the making of any such Loan has not been satisfied); and (iii) exercise such other rights and remedies that may be available to it under this Agreement, the other Loan Documents, any agreements relating to Bank Products, or under Applicable Law (including the rights of a secured party under the UCC), all of which shall be cumulative with the rights and remedies elsewhere described in this Section 11.2 and elsewhere described in this Agreement and in the other Loan Documents. (c) Immaterial Restricted Subsidiaries. If any Insolvency Proceeding or other event described in Section 11.1(i), (k) or (l) occurs with respect to an Immaterial Restricted Subsidiary (and not with respect to any Credit Party that is not an Immaterial Restricted Subsidiary), to the

- 132 - extent permitted by law, Administrative Agent shall have the right to file a claim against, demand payment of the Obligations from, and to exercise all other remedies against, such Immaterial Restricted Subsidiary (but not any Credit Party that is not an Immaterial Restricted Subsidiary) under this Agreement, the Guaranty, the Security Agreement and any other Loan Documents to which such Immaterial Restricted Subsidiary is a party, without accelerating the maturity of the Obligations of the other Credit Parties or otherwise exercising any remedies against or with respect to such other Credit Parties, and this Agreement and the other Loan Documents shall remain in full force and effect as to such other Credit Parties as though such event had not occurred with respect to the applicable Immaterial Restricted Subsidiary. (d) Safekeeping. In respect of its exercise of any rights and remedies regarding any Collateral, whether before or after an Event of Default exists, Administrative Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto, for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whatsoever, and the same shall be at all times at Credit Parties’ sole risk. 11.3 License. Each Credit Party hereby grants to Administrative Agent during the existence of any Event of Default an irrevocable, non-exclusive license or other right to use, license, or sublicense (without payment of any royalty or other compensation to such Credit Party or any other Person) any or all of such Credit Party’s Intellectual Property, computing hardware, brochures, promotional and advertising materials, labels, packaging materials, and other Property in connection with the advertising for sale or lease, marketing, selling, leasing, liquidating, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Each Credit Party’s rights and interests in and to any Intellectual Property shall inure to Administrative Agent’s benefit. Nothing contained herein is intended, or shall be construed, to limit the exercise of Administrative Agent’s rights and remedies respecting such Intellectual Property and other Properties, to the extent constituting Collateral. 11.4 Receiver. In addition to any other right and remedy available to it, Administrative Agent, either on its own motion or upon the request of the Required Lenders, shall have the right, during the existence of an Event of Default, to seek the appointment of a receiver to take possession of and operate and/or dispose of the business and Property of any Credit Party and Subsidiaries, and Credit Parties hereby consent (for themselves and on behalf of the Subsidiaries) to such rights and such appointment and hereby waive any objection Credit Parties may have thereto or their right to have a bond or other security posted by Administrative Agent in connection therewith. 11.5 Deposits; Insurance. Without limiting the exercise of any such right existing hereunder prior to any Event of Default occurring, Credit Parties (a) authorize Administrative Agent, during the existence of an Event of Default, to settle, collect, and apply against the Obligations any refund of insurance premiums or any insurance proceeds payable to any Credit Party on account of any Loss or otherwise and (b) irrevocably appoint Administrative Agent during the existence of an Event of Default as their attorney- in-fact to endorse any check or draft or take other action necessary to obtain such funds. 11.6 Remedies Cumulative. All rights and remedies of Administrative Agent, LC Issuer, any Lender or any other Secured Party contained in the Loan Documents, the UCC, and under Applicable Law attendant upon the occurrence of any Default or Event of Default are cumulative and not in derogation or substitution of each other. In particular, the foregoing rights and remedies of Administrative Agent and the other Secured Parties may be exercised at any time and from time to time, concurrently or in any order, and shall not be exclusive of any other rights or remedies that Administrative Agent or the other Secured Parties

- 133 - may have, whether under any Loan Document, the UCC, Applicable Law and shall include the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Credit Party of this Agreement or any of the other Loan Documents. Administrative Agent and the other Secured Parties may at any time or times, proceed directly against any Credit Party to collect the Obligations without prior recourse to any other Credit Party the Collateral. All rights and remedies of Administrative Agent and the other Secured Parties shall continue in full force and effect until Payment in Full of all Obligations. SECTION 12. ADMINISTRATIVE AGENT 12.1 Appointment, Authority, and Duties of Administrative Agent; Professionals. (a) Appointment and Authority. Each Lender, LC Issuer and other Secured Party hereby irrevocably appoints Regions Bank to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative Agent to (i) take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto and (ii) enter into all Loan Documents to which Administrative Agent is intended to be a party and accept all Security Documents for Administrative Agent’s benefit and the Pro Rata benefit of the Lenders, all of which shall be binding upon the Secured Parties. Without limiting the generality of the foregoing, Administrative Agent shall have the sole and exclusive authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents; (ii) execute and deliver as Administrative Agent each Loan Document, including any Intercreditor Agreement or Subordination Agreement, and accept delivery of each Loan Document from any Credit Party or other Person; (iii) act as collateral agent for the Secured Parties for purposes of perfecting and administering Liens under the Loan Documents, and for all other purposes stated therein; (iv) manage, supervise, or otherwise deal with Collateral; and (v) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral under the Loan Documents, Applicable Law, or otherwise. Subject to Section 15.2(a)(iv)(C), Administrative Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts, Eligible Billed Accounts, Eligible Unbilled Accounts, or Eligible Inventory or whether to impose or release any Reserve, which determinations and judgments, if exercised in Good Faith, shall exonerate Administrative Agent from liability to any LC Issuer, Lender or other Secured Party or other Person for any error in judgment. It is understood and agreed that the use of the term “agent” (or any other similar nomenclature) herein or in any other Loan Documents with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. (b) Duties; Delegation. The duties of Administrative Agent shall be ministerial and administrative in nature, and Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement or the other Loan Documents. Administrative Agent shall not have a fiduciary relationship with any Lender, LC Issuer, Secured Party, Participant or other Person, whether by reason of this Agreement or any other Loan Document or any transaction relating hereto or thereto or otherwise, and regardless whether a Default or Event of Default exists. The conferral upon Administrative Agent of any right shall not imply a duty on Administrative Agent’s part to exercise such right, unless instructed to do so by Required Lenders in accordance with and pursuant to this Agreement or any other Loan Document. Administrative Agent may perform its duties through agents, employees and other Related Parties and may consult with and

- 134 - employ Administrative Agent Professionals and shall be entitled to act upon (or refrain from acting upon), and shall be fully protected in any action taken (or omitted to be taken) in Good Faith reliance upon, any advice given by any Administrative Agent Professional. Administrative Agent shall not be responsible for the negligence or misconduct of any agents, employees, other Related Parties or Administrative Agent Professionals selected by it. Except as otherwise may be expressly set forth herein or in any of the other Loan Documents, Administrative Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its agents, employees, other Related Parties or Administrative Agent Professionals in any capacity. (c) Instructions of Required Lenders. The rights and remedies conferred upon Administrative Agent under the Loan Documents may be exercised without the necessity of joinder of any other party, unless required by Applicable Law. Administrative Agent may request instructions from Required Lenders with respect to any act (including the failure to act) in connection with this Agreement or any other Loan Document and may seek assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.5 against all Claims that could be incurred by Administrative Agent in connection with any act (or failure to act). Administrative Agent shall be entitled to refrain from any act until it has received such instructions or assurances, and Administrative Agent shall not incur liability to any Person by reason of so refraining. Instructions of the Required Lenders shall be binding upon all Lenders, and no Lender or any other Person shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent’s acting or refraining from acting in accordance with the instructions of the Required Lenders. Notwithstanding the foregoing, instructions by and consent of all Lenders (except any Defaulting Lender) shall be required in the circumstances described in Section 15.2(a)(iv). The Required Lenders, without the prior written consent of each Lender, may not direct Administrative Agent to accelerate and demand payment of Loans held by one Lender without accelerating and demanding payment of all other Loans or terminate the Commitments of one Lender without terminating the Commitments of all Lenders. Administrative Agent shall not be required to take any action that, in its opinion, or in the opinion of its legal counsel, is contrary to Applicable Law or any Loan Document or could subject any Administrative Agent Indemnitee to liability, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of Property of a Defaulting Lender in violation of any Debtor Relief Law. (d) Legal Representation of Administrative Agent. In connection with the negotiation, drafting and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to any amendments, waivers, consents or other modifications to this Agreement or any other Loan Documents, or the administration or enforcement hereof or thereof, Parker, Hudson, Rainer & Dobbs LLP has represented, and such law firm (or its successors serving in such capacity) shall represent, only Regions Bank, in its capacity as Administrative Agent and a Lender or other Secured Party, and not any other Lender or other Secured Party. 12.2 Guarantors and Collateral; Intercreditor Agreements; and Field Examination Reports. (a) Lien Releases; Release of Guarantors; Care of Collateral. To the extent any property is disposed of pursuant to a Permitted Asset Disposition, such property (unless sold, transferred or otherwise disposed of to another Credit Party) shall be disposed of free and clear of the Liens created by the Security Documents. Each Secured Party authorizes Administrative Agent to (i) release any Lien with respect to any Collateral (A) upon Payment in Full of the Obligations

- 135 - or (B) that is the subject of an Asset Disposition that Borrower Representative certifies in writing to Administrative Agent is a Permitted Asset Disposition (and Administrative Agent may rely conclusively on any such certificate without further inquiry), (ii) subordinate its Liens in any Collateral in favor of any other Lien if Borrower Representative certifies that such other Lien is a Permitted Lien entitled to priority over Administrative Agent’s Liens (and Administrative Agent may rely conclusively on any such certificate without further inquiry) and (iii) release any Guarantor from its obligations under this Agreement and the other Loan Documents if such Person ceases to be a Guarantor as a result of a transaction permitted hereunder or thereunder. Administrative Agent shall have no obligation whatsoever to any Lenders to assure that any Collateral exists or is owned by a Credit Party or any other Person, or is cared for, protected, insured or encumbered, nor to assure that Administrative Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral. Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under this Agreement or any other Loan Document pursuant to this Section 12.2(a). (b) Possession of Collateral. Administrative Agent and the Lenders appoint each Lender as agent (for the benefit of Secured Parties) for the purpose of perfecting Liens in any Collateral held or under Article 9 Control of such Lender, to the extent such Liens are perfected by possession or Article 9 Control. If any Lender obtains possession or Article 9 Control of any Collateral, it shall notify Administrative Agent thereof and, promptly upon Administrative Agent’s request (but, in any case, within five (5) Business Days) deliver such Collateral to Administrative Agent or otherwise deal with such Collateral in accordance with Administrative Agent’s instructions. (c) Reports. Upon any such Person’s request therefor, Administrative Agent shall promptly forward to LC Issuer and each Lender, when complete, copies of any field audit, field examination, or appraisal report prepared by or for Administrative Agent with respect to any Credit Party or Subsidiary or any Collateral (each, a “Report”). LC Issuer and each Lender agrees (i) that neither Regions Bank nor Administrative Agent makes any representation or warranty as to the accuracy or completeness of any Report and shall not be liable for any information contained in or omitted from any Report; (ii) that the Reports are not intended to be comprehensive audits or examinations of any Person, thing, or matter and that Administrative Agent or any other Person performing any such audit, examination, or appraisal will inspect only specific information regarding the subject matter thereof and will rely significantly upon the books and records, as well as upon representations of, the Persons (and their officers and employees) subject to such audit, examination, or appraisal; and (iii) to keep all Reports confidential in accordance with Section 15.14. Each of LC Issuer and each of the Lenders agrees to indemnify, defend and hold harmless Administrative Agent and any other Person preparing a Report (excepting therefrom any Credit Party) from any action that LC Issuer or such Lender may take as a result of or any conclusion it may draw from any Report, as well as from any Claims arising in connection with any third parties that obtain any information contained in a Report through LC Issuer or such Lender. (d) Rights of Individual Secured Parties. Anything contained in any of the Loan Documents to the contrary notwithstanding, each of the Credit Parties, Administrative Agent and each other Secured Party hereby acknowledge and agree that (i) no Secured Party except Administrative Agent shall have any power, right or remedy hereunder individually to realize upon any of the Collateral or to enforce this Agreement or any other Loan Document, it being understood and agreed that all such powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and

- 136 - thereof, and (ii) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, Administrative Agent or any other Secured Party may be the purchaser of any or all of such Collateral at any such sale or other disposition and Administrative Agent, as agent for and representative of the Secured Parties (but not any of the other Secured Parties in their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale or other disposition. 12.3 Reliance By Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, or other writing (including any electronic message, facsimile, Internet or intranet website posting, or other distribution), or any statement made to it (orally or otherwise) that is believed by it to be genuine and to have been made, signed, sent, or otherwise authenticated, as applicable, by the proper Person. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or LC Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender or LC Issuer unless Administrative Agent shall have received notice to the contrary from such Lender or LC Issuer in accordance with Section 15.1 before the making of such Loan or the issuance of such Letter of Credit. Administrative Agent may consult with legal counsel (who may be counsel for Borrowers), independent accountants and other Administrative Agent Professionals selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 12.4 Action Upon Default. Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing and shall not be deemed to have knowledge of any Default or Event of Default unless, in its capacity as a Lender it has actual knowledge thereof, or it has received written notice from any other Lender or any Credit Party specifying the occurrence and nature thereof. If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify Administrative Agent and the other Lenders thereof in writing specifying in detail the nature thereof. Each Lender agrees that, except as otherwise provided in any Loan Documents or with the written consent of Administrative Agent and Required Lenders, it will not take any Enforcement Action, accelerate Obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales, or other similar dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Borrower where a deadline or limitation period is applicable that would, absent such action, bar enforcement of Obligations held by such Lender, including the filing of proofs of claim in an Insolvency Proceeding. 12.5 Indemnification of Administrative Agent Indemnitees. EACH SECURED PARTY SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT INDEMNITEES, TO THE EXTENT NOT REIMBURSED BY CREDIT PARTIES (BUT WITHOUT LIMITING THE INDEMNIFICATION OBLIGATIONS OF CREDIT PARTIES UNDER ANY LOAN DOCUMENTS), ON A PRO RATA BASIS, AGAINST ALL CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY ADMINISTRATIVE AGENT INDEMNITEE, PROVIDED SUCH CLAIM RELATES TO OR ARISES FROM AN ADMINISTRATIVE AGENT INDEMNITEE’S ACTING AS OR FOR ADMINISTRATIVE AGENT (IN ITS CAPACITY AS ADMINISTRATIVE AGENT). In Administrative Agent’s discretion, it may reserve for any such Claims made against an Administrative Agent Indemnitee and may satisfy any judgment, order, or settlement relating thereto, from proceeds of Collateral before making any distribution of Collateral proceeds to any other Secured Parties. If Administrative Agent is sued by any receiver, bankruptcy trustee, debtor-in-possession, or other Person for any alleged preference or fraudulent transfer, then any monies paid by Administrative Agent in

- 137 - settlement or satisfaction of such proceeding, together with all interest, costs, and expenses (including attorneys’ fees) incurred in the defense of same, shall be reimbursed to Administrative Agent by each Lender to the extent of its Pro Rata Share. All payment obligations under this Section 12.5 shall be due and payable ON DEMAND, together with interest thereon, computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Revolving Loans until such defaulted sum is Paid in Full. 12.6 Limitation on Responsibilities of Administrative Agent. Administrative Agent shall not be liable for any action taken or not taken by it under any Loan Document (a) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in Good Faith shall be necessary, under the circumstances as provided in Section 15.2) or (b) in the absence of its own gross negligence, bad faith or willful misconduct or a material breach of its obligations under the Loan Documents, as determined by a court of competent jurisdiction by final and non-appealable judgment binding on Administrative Agent. Administrative Agent does not assume any responsibility for any failure or delay in performance or any breach by any Credit Party or any Secured Party of any obligations under the Loan Documents. Administrative Agent does not make to Lenders any express or implied warranty, representation, or Guarantee with respect to any Obligations, Collateral, Loan Documents, or Borrower. No Administrative Agent Indemnitee shall be responsible to any Secured Party for (a) any recitals, statements, information, representations, or warranties contained in any Loan Documents; (b) the execution, validity, genuineness, effectiveness, or enforceability of any Loan Documents; (c) the genuineness, enforceability, collectibility, value, sufficiency, location, or existence of any Collateral, or the validity, extent, perfection or priority of any Lien therein; (d) the validity, enforceability or collectibility of any Obligations; or (e) the assets, liabilities, financial condition, results of operations, business, creditworthiness, or legal status of any Credit Party or Account Debtor. No Administrative Agent Indemnitee shall have any obligation to any Secured Party to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 6 or elsewhere herein or in any other Loan Document. Administrative Agent shall have no liability with respect to the administration, submission or any other matter related to the rates in the definition of Term SOFR or with respect to any comparable or successor rate thereto. 12.7 Resignation; Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, Administrative Agent may resign at any time by giving at least thirty (30) days prior written notice thereof to Lenders and Borrower Representative. Upon receipt of such notice, the Required Lenders shall have the right to appoint a successor Administrative Agent that must be either (i) a Lender or an Affiliate of a Lender (in each case excluding Defaulting Lenders) or (ii) if no Lender or such Affiliate of a Lender willing to accept such appointment, then, a commercial bank that is organized under the laws of the United States or any state or district thereof, or an Affiliate of such bank, and (provided no Default or Event of Default exists) is reasonably acceptable to Borrowers. If no successor agent is appointed before the effective date of the resignation of Administrative Agent, then Administrative Agent may appoint a successor agent meeting the qualifications set forth above, provided that if Administrative Agent shall notify Borrowers and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral

- 138 - security held by Administrative Agent on behalf of the Lenders or LC Issuer under any of the Loan Documents the retiring Administrative Agent shall continue to hold such Collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications, and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender and LC Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon acceptance by a successor Administrative Agent of an appointment to serve as Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the powers and duties of the retiring Administrative Agent without further act, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 12.7) but shall continue to have the benefits of the indemnification set forth in Sections 12.5, 15.3, and 15.4. Notwithstanding any Administrative Agent’s resignation, the provisions of this Section 12.7 shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while Administrative Agent. Any successor to Regions Bank by merger or acquisition of Equity Interests or its Loans hereunder shall continue to be Administrative Agent hereunder without further act on the part of the parties hereto, unless such successor resigns as provided above. In addition to the foregoing, and notwithstanding anything to the contrary contained herein, if the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law by notice in writing to Borrower Representative and such Person remove such Person as Administrative Agent and, in consultation with Borrowers, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then, such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date and the Required Lenders instituting such removal shall continue thereafter as co- Administrative Agents unless and until a successor Administrative Agent is appointed and accepts such appointment. 12.8 Separate Collateral Agent. It is the intent of the parties that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business in any jurisdiction. If Administrative Agent believes that it may be limited in the exercise of any rights or remedies under the Loan Documents due to any Applicable Law, Administrative Agent may appoint an additional Person who is not so limited, as a separate collateral agent or co-collateral agent. If Administrative Agent so appoints a collateral agent or co-collateral agent, each right and remedy intended to be available to Administrative Agent under the Loan Documents shall also be vested in such separate agent. Every covenant and obligation necessary to the exercise thereof by such agent shall run to and be enforceable by it as well as Administrative Agent. Lenders shall execute and deliver such documents as Administrative Agent deems appropriate to vest any rights or remedies in such agent. If any collateral agent or co-collateral agent shall die or dissolve, become incapable of acting, resign, or be removed, then all the rights and remedies of such agent, to the extent permitted by Applicable Law, shall vest in and be exercised by Administrative Agent until appointment of a new agent. 12.9 Due Diligence and Non-Reliance. Each Secured Party acknowledges and agrees that it has, independently and without reliance upon Administrative Agent or any other Secured Party, or any of their respective Related Parties, and based upon such documents, information, and analyses as it has deemed appropriate, made its own credit analysis of each Credit Party and its own decision to enter into this Agreement and to fund Loans, issue Letters of Credit, participate in LC Obligations hereunder, make or participate in other credit extensions to Credit Parties hereunder and grant other financial accommodations to or on behalf of any Credit Party pursuant hereto. Each Secured Party has made such inquiries concerning the Loan Documents, the Collateral and each Credit Party as such Lender believes necessary. Each Secured Party further acknowledges and agrees that the other Secured Parties, including Administrative Agent, or any of their respective Related Parties, have made no representations or warranties concerning any Credit

- 139 - Party or Subsidiary, any Collateral, or the legality, validity, sufficiency, or enforceability of any Loan Documents or Obligations. Each Secured Party will, independently and without reliance upon the other Secured Parties, including Administrative Agent and or any of their respective Related Parties, and based upon such financial statements, documents, and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans, issuing Letters of Credit, participating in LC Obligations, making or participating in other credit extensions to Credit Parties and granting other financial accommodations to or on behalf of any Credit Party and in taking or refraining from any action under any Loan Documents. Except as expressly required hereby and except for notices, reports, and other information expressly requested by a LC Issuer or any Lender, Administrative Agent shall have no duty or responsibility to provide LC Issuer, any Lender or any other Secured Party with any notices, reports, or certificates furnished to Administrative Agent by any Credit Party or Subsidiary or any credit or other information concerning the affairs, financial condition, business, or Properties of any Credit Party or Subsidiary that may come into possession of Administrative Agent or any of its Affiliates. 12.10 Remittance of Payments. (a) Remittances Generally. All payments by any Lender to Administrative Agent shall be made by the time and on the day set forth in this Agreement, in immediately available funds. If no time for payment is specified or if payment is due on demand by Administrative Agent and request for payment is made by Administrative Agent by 11:00 a.m. on a Business Day, payment shall be made by such Lender not later than 2:00 p.m. on such day, and if request is made after 11:00 a.m., then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Administrative Agent to any Lender shall be made by wire transfer, in the type of funds received by Administrative Agent. Any such payment shall be subject to Administrative Agent’s right of offset for any amounts due from such Lender under the Loan Documents. From and after the due date for payment by lenders, such payment shall bear interest computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Revolving Loans until such defaulted sum is Paid in Full. (b) Failure to Pay. If any Lender fails to pay any amount when due by it to Administrative Agent pursuant to the terms hereof, such amount shall bear interest from the due date until paid at the rate determined by Administrative Agent as customary in the banking industry for interbank compensation. In no event shall Borrowers be entitled to receive credit for any interest paid by a Lender to Administrative Agent. (c) Recovery of Payments. If Administrative Agent pays any amount to a Secured Party in the expectation that a related payment will be received by Administrative Agent from a Credit Party and such related payment is not received, then Administrative Agent may recover such amount from each Secured Party that received it. If Administrative Agent determines at any time that an amount received under any Loan Document must be returned to a Credit Party or paid to any other Person pursuant to Applicable Law or otherwise, then, notwithstanding any other term of any Loan Document, Administrative Agent shall not be required to distribute such amount to any Secured Party. If any amounts received and applied by Administrative Agent to any Obligations are later required to be returned by Administrative Agent pursuant to Applicable Law, each Lender shall pay to Administrative Agent, ON DEMAND, such Lender’s Pro Rata Share of the amounts required to be returned in accordance with Section 4.1. together with interest thereon, computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Revolving Loans until such defaulted sum is Paid in Full.

- 140 - (d) Payments Made in Error. (i) If Administrative Agent (x) notifies a Lender, LC Issuer or Secured Party, or any Person who has received funds on behalf of a Lender, LC Issuer or Secured Party (any such Lender, LC Issuer, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that Administrative Agent has determined in its discretion (whether or not after receipt of any notice under immediately succeeding clause (ii)) that any funds (as set forth in such notice from Administrative Agent) received by such Payment Recipient from Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, LC Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of Administrative Agent pending its return or repayment as contemplated below in this Section 12.10(d) and held in trust for the benefit of Administrative Agent, and such Lender, LC Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as Administrative Agent may, in its discretion, specify in writing), return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with then standard banking industry rules on interbank compensation from time to time in effect. A notice of Administrative Agent to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error. (ii) Without limiting the immediately preceding clause (i), each Lender, LC Issuer, Secured Party or any Person who has received funds on behalf of a Lender, LC Issuer or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates), or (z) that such Lender, LC Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then, in each such case: (A) it acknowledges and agrees that (1) in the case of immediately preceding sub-clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (2) an error and mistake has been made (in the case of immediately

- 141 - preceding sub-clause (z)), in each case, with respect to such payment, prepayment or repayment; and (B) such Lender, LC Issuer or Secured Party shall use commercially reasonable efforts to, (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding sub-clauses (x), (y) and (z)) notify Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Administrative Agent pursuant to this Section 12.10. For the avoidance of doubt, the failure to deliver a notice to Administrative Agent pursuant hereto shall not have any effect on a Payment Recipient’s obligations pursuant hereto or on whether or not an Erroneous Payment has been made. (iii) Each Lender, LC Issuer or Secured Party hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, LC Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Lender, LC Issuer or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that Administrative Agent has demanded to be returned under immediately preceding clause (ii). (iv) (A) In the event that an Erroneous Payment (or portion thereof) is not recovered by Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (i), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon Administrative Agent’s notice to such Lender at any time, then, effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as Administrative Agent in its discretion may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by Administrative Agent in such instance)), and is hereby (together with Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an MarkitClear or another electronic platform as to which Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to Borrowers or Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt,

- 142 - its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) Administrative Agent and Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (B) Subject to Section 13.1 (but excluding, in all events, any assignment consent or approval requirements (whether from Borrowers or otherwise)), Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by Administrative Agent) and (y) may, in the sole discretion of Administrative Agent, be reduced by any amount specified by Administrative Agent in writing to the applicable Lender from time to time. (v) The parties hereto agree that (x) irrespective of whether Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, LC Issuer or Secured Party, to the rights and interests of such Lender, LC Issuer or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Borrowers or any other Credit Party; provided that this Section 12.10(d) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding sub-clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from Borrowers for the purpose of making such Erroneous Payment.

- 143 - (vi) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (vii) Each party’s obligations, agreements and waivers under this Section 10.2(d) shall survive the resignation or replacement of Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or LC Issuer the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. 12.11 Administrative Agent in its Individual Capacity. As a Lender, Administrative Agent shall have the same rights and remedies under the other Loan Documents as any other Lender, and the terms “Lenders,” “Required Lenders,” or any similar term, as and when used herein or in any other Loan Document, unless otherwise expressly provided, shall include Administrative Agent in its capacity as a Lender. Each of Administrative Agent and its Affiliates may accept deposits from, maintain deposits or credit balances for, invest in, lend money to, be a Bank Product Provider to, act as trustee under indentures of, serve as financial or other advisor to, and generally engage in any kind of business with, Borrowers and their Affiliates, as if Administrative Agent were any other bank, without any duty to account therefor (including any fees or other consideration received in connection therewith) to the other Lenders. In their individual capacity, Administrative Agent and its Affiliates may receive information regarding Borrowers, their Affiliates and their Account Debtors (including information subject to confidentiality obligations), and each Lender agrees that Administrative Agent and its Affiliates shall be under no obligation to provide such information to Lenders if acquired in such individual capacity and not as Administrative Agent hereunder. 12.12 Administrative Agent Titles. Each Lender, other than Administrative Agent, that is designated (on the cover page of this Agreement or otherwise) by Administrative Agent as an “Arranger,” “Documentation Agent,” or “Syndication Agent” or words of similar type or effect shall not have any right, power, responsibility, or duty under any Loan Documents other than those applicable to all Lenders and shall in no event be deemed to have any fiduciary relationship with any other Lender or Secured Party. 12.13 Bank Product Providers. Notwithstanding any term of this Agreement or any other Loan Document to the contrary, Bank Product Obligations owed to any Lender (other than any owed to Regions Bank and its Affiliates) shall be excluded from the benefits of clauses (vii) and (viii) of Section 5.5(a) unless such Lender, in its capacity as a Bank Product Provider, has delivered to Administrative Agent a Secured Party Designation Notice in respect thereof; provided, that each holder of Bank Product Obligations not party to this Agreement as a Lender (other than any Affiliate of Regions Bank) shall be excluded from all benefits of this Agreement and the other Loan Documents, including Section 5.5(a), unless such Bank Product Provider has delivered to Administrative Agent a Secured Party Designation Notice in regard thereto; provided, further, that, unless otherwise approved by Administrative Agent, no Secured Party Designation Notice may be delivered by any Lender or other Person (other than an Affiliate of Regions Bank) to Administrative Agent if an Event of Default then exists. Each Bank Product Provider not a party to this Agreement as a Lender (other than any Affiliate of Regions Bank), by its delivery of any such Secured Party Designation Notice, shall be deemed to have agreed to be bound by this Agreement and the other Loan Documents in relation to its Bank Products identified in such notice, to have agreed to perform in accordance with its terms all the obligations that by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Bank Product Provider, and to have appointed and authorized Administrative Agent to act as its agent in connection therewith to take such action as agent on

- 144 - its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to Administrative Agent by the terms thereof, together with such powers as are incidental thereto. Each holder of Bank Product Obligations (including any not otherwise a party hereto) shall indemnify, defend and hold harmless Administrative Agent Indemnitees, to the extent not reimbursed by Credit Parties, against all Claims that may be incurred by or asserted against any Administrative Agent Indemnitee in connection with the Bank Product Obligations of such Bank Product Provider. Anything contained in this Agreement or any of the other Loan Documents to the contrary notwithstanding, no Bank Product Provider, in its capacity as such, will create (or be deemed to have created) in its favor any rights in connection with the management or release of any Collateral or of the Obligations of any Borrower or any other Credit Party under the Loan Documents except as otherwise may be expressly provided herein or in the other Loan Documents. Furthermore, it is understood and agreed that each Bank Product Provider, in its capacity as such, shall not have any right to notice of any action or to consent to, direct or object to any action hereunder or under any of the other Loan Documents or otherwise in respect of the Collateral (including the release or impairment of any Collateral, or to any notice of or consent to any amendment, waiver or modification of the provisions hereof or of the other Loan Documents), other than in its capacity (if any) as a Lender and, in any event, only as expressly provided herein or therein. 12.14 No Third Party Beneficiaries. This Section 12 is an agreement solely among Administrative Agent, LC Issuer, Lenders and the other Secured Parties and shall survive Payment in Full of the Obligations. This Section 12 does not confer any rights or benefits upon Credit Parties, any Credit Party or any other Person, and no Credit Party, Credit Party or other Person shall have any standing to enforce this Section 12. As between Credit Parties and Administrative Agent, any action that Administrative Agent may take under any Loan Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by LC Issuer, the Lenders and the other Secured Parties, as applicable. 12.15 Certifications From Lenders and Participants; PATRIOT Act; No Reliance. (a) PATRIOT Act Certifications. Each Lender or assignee or Participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the PATRIOT Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender, assignee or Participant is not a “shell” and certifying to other matters as required by Section 313 of the PATRIOT Act and the applicable regulations: (1) within ten (10) days prior to the Closing Date, and (2) as such other times as are required under the PATRIOT Act. (b) No Reliance. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, Participants or assignees, may rely on Administrative Agent to carry out such Lender’s, Affiliate’s, Participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 1020.220 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Credit Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Anti-Terrorism Laws.

- 145 - 12.16 Bankruptcy. (a) Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to any Credit Party, Administrative Agent (irrespective of whether the principal of any Loan or LC Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such Insolvency Proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, LC Issuer and Administrative Agent (including any claim for compensation, expenses, disbursements and advances of Lenders, LC Issuer and Administrative Agent and their respective agents and counsel and all other amounts due Lenders, LC Issuer and Administrative Agent arising hereunder) allowed in such Insolvency Proceeding; and (ii) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, or other similar official in any such judicial proceeding is hereby authorized by each Lender and LC Issuer to make such payments directly to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders and/or LC Issuer, to pay to Administrative Agent any amount due for the compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent hereunder. (b) Credit Bids. The holders of the Obligations hereby irrevocably authorize Administrative Agent, acting at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of all or some of the Obligations pursuant to a deed in lieu of foreclosure, strict foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including Sections 363, 1123 or 1129 thereof, or any similar Applicable Law in any other jurisdictions to which a Credit Party is subject, or (b) at any sale or foreclosure or acceptance of collateral in lieu of Debt conducted by (or with the consent of, or at the direction of) Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the holders thereof shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or Debt instruments of the acquisition vehicle(s) used to consummate such purchase). In connection with any such credit bid (i) Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle(s) (provided that any actions by Administrative Agent with respect to such acquisition vehicle(s), including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement) and (iii) to the extent that any Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (whether as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Debt that is credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the holders of the Obligations pro rata and the Equity Interests or Debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled without the need for any Lender or any acquisition vehicle to take any further action.

- 146 - SECTION 13. ASSIGNMENTS AND PARTICIPATIONS 13.1 Successors and Assigns. (a) Binding Effect. Subject to Section 6.1, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto as of the Closing Date. Thereupon, the provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Documents except (i) to an assignee in accordance with the provisions of subsection (b) of this Section 13.1, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 13.1 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section 13.1; and any other attempted assignment or transfer by any party hereto shall be null and void ab initio. Nothing in this Agreement or any other Loan Document, whether expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 13.1 and, to the extent expressly contemplated hereby, the Indemnitees and any other express third party beneficiaries) any legal or equitable right, remedy or claim under or by reason of this Agreement or any other Loan Document. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, Loans and obligations hereunder at the time owing to it) and the other Loan Documents; provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and the Loans at the time owing to it (in each case with respect to any credit facility) or contemporaneous assignments to Approved Funds that equal at least the amounts specified in subsection (b)(i)(B) of this Section 13.1 in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, or if Regions Bank is the assignor, no minimum amount need be assigned; and (B) in any event not described in subsection (b)(i)(A) of this Section 13.1, the aggregate amount of the Commitments (which for this purpose includes Loans and Obligations in respect thereof outstanding thereunder) or, if any of the Commitments are not then in effect, the principal outstanding balance of the Loans and other Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to Administrative Agent or, if a “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than Two Million Dollars ($2,000,000), in the case of any assignment in respect of any Revolving Commitments and/or Revolving Loans, unless each of Administrative

- 147 - Agent and, so long as no Event of Default shall have occurred and is continuing, Borrower Representative otherwise consents (with any such consent of Borrower Representative not to be unreasonably withheld, conditioned or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Commitments and Loans assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section 13.1 and, in addition thereto: (A) the consent of Borrower Representative (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (x) a Specified Event of Default shall have occurred and is continuing at the time of such assignment or (y) such assignment is made by Regions Bank or is made by any Lender other than Regions Bank to any other Lender, or to an Affiliate of a Lender or to an Approved Fund with respect to a Lender; provided that Borrower Representative shall be deemed to have consented to any such assignment requiring its consent unless it shall object thereto by written notice to Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of Administrative Agent shall be required unless such assignment is made by Regions Bank or is made by any Lender other than Regions Bank to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; (C) the consent of the LC Issuer shall be required for any assignment in respect of the assignment of any Revolving Commitment; and (D) the consent of the Swing Line Lender shall be required for any assignment in respect of the assignment of any Revolving Commitment. (iv) Assignment Agreement. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee in an amount determined by Administrative Agent, unless waived, in whole or in part by Administrative Agent in its discretion. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire and any applicable tax forms as required under Section 14.3(g). (v) No Assignment to Certain Persons. No such assignment shall be made by any Lender to (A) any Borrower or other Credit Party or any of a Borrower’s or a Credit Party’s Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this sub-clause (v) or (C) any Disqualified Institution. (vi) No Assignment to Natural Persons. No such assignment shall be made by any Lender to a natural person.

- 148 - (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (that may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of Borrower Representative and Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent, each LC Issuer, each Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Revolving Commitment. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this Section 13.1, then, the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) of this Section 13.1, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 14.2, Section 14.3 and Section 15.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Borrowers will execute and deliver on request, at their own expense, Notes to the assignee evidencing the interests taken by way of assignment hereunder. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. Administrative Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at one of its offices in the United States, a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrowers, Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents. The Register shall be available for inspection by Borrower Representative and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

- 149 - (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or Administrative Agent, sell participations to any Person (other than a natural Person or a Borrower or other Credit Party or any of a Borrower’s or other Credit Party’s Affiliates or Subsidiaries) (subject to the foregoing prohibitions, each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that, notwithstanding the sale of such participation, (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrowers, Administrative Agent, the LC Issuer and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 15.3 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in (iii) and (iv) of Section 15.2(a) that affects such Participant. Borrowers agree that each Participant shall be entitled to the benefits of Sections 14.1, 14.2 and 14.3 (subject to the requirements and limitations therein, including the requirements under Section 14.3 (it being understood that the documentation required under Section 14.3 shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 14.4 as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 14.2 or 14.3, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation pursuant hereto agrees, at Borrowers’ request and expense, to use reasonable efforts to cooperate with Borrowers to effectuate the provisions of Section 14.4 with respect to any Participant. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 15.6 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.6 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, or any promissory notes evidencing its interests hereunder, to secure obligations of such Lender, including any pledge or assignment to

- 150 - secure obligations to a Federal Reserve Bank and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 14. YIELD PROTECTION 14.1 Making or Maintaining Term SOFR Loans. (a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any date after the Closing Date, with respect to any Term SOFR Loans, that reasonable and adequate means do not exist for ascertaining the interest rate applicable to such Term SOFR Loans, on the basis provided for in the definition of Term SOFR, Administrative Agent shall on such date give notice to Borrower Representative and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Term SOFR Loans, until such time as Administrative Agent notifies Borrower Representative and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrowers (or Borrower Representative) with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrowers (or Borrower Representative) and such Loans shall be automatically made or continued as, or converted to, as applicable, Base Rate Loans but without reference to the Term SOFR component of the Base Rate, unless Borrowers prepay such Loans prior thereto in accordance with the terms hereof. If the circumstances described in this Section 14.1(a) occur but only with respect to limited, but not all, tenors of the then applicable term rate Benchmark (including Term SOFR), then (i) Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such illegal or impracticable tenor and (ii) if a tenor that was removed pursuant to clause (i) of this sentence is subsequently displayed on a screen or information service for a Benchmark, then, Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (b) Illegality or Impracticability. (i) Subject to Section 14.1(b)(ii), in the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after notice to and consultation with the Borrower and Administrative Agent) that a Benchmark Illegality/Impracticability Event has occurred with respect to such Lender, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Term SOFR Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Term SOFR Loan then being requested by Borrowers pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan without reference to Term SOFR (or other then- current Benchmark) component of the Base Rate, (3) the Affected Lender’s obligation to

- 151 - maintain its outstanding Term SOFR Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans without reference to Term SOFR (or other then-current Benchmark) component of the Base Rate on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Term SOFR Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Borrower shall have the option, subject to the provisions of Section 3.1(a), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 14.1(b)(i) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Term SOFR Loans in accordance with the terms hereof. If a Benchmark Illegality/Impracticability Event occurs but only with respect to limited, but not all, tenors of the then applicable term rate Benchmark (including Term SOFR), then (i) Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such illegal or impracticable tenor and (ii) if a tenor that was removed pursuant to clause (i) of this sentence is not, or is no longer, subject to a Benchmark Illegality/Impracticability Event, then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (ii) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders (individually or jointly) notify Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower Representative) that the Required Lenders (as applicable) have determined, that a Benchmark Illegality/Impracticability Event has occurred, then, on a date and time determined by Administrative Agent (any such date, the “Benchmark Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated, the then current Benchmark will be replaced hereunder and under any Loan Document with the Benchmark Replacement. Notwithstanding anything to the contrary herein, (i) if Administrative Agent determines that neither of the non-Term SOFR alternatives set forth in the definition of Benchmark Replacement is available on or prior to the Benchmark Replacement Date or (ii) a Benchmark Illegality/Impracticability Event has occurred with respect to any non-Term SOFR Benchmark Replacement then in effect, then in each case, Administrative Agent and Borrowers may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Benchmark Replacement in accordance with this Section 14.1 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any Benchmark Replacement Adjustment, giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such Benchmark Replacement

- 152 - Adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and Benchmark Replacement Adjustment shall constitute a Benchmark Replacement. Any such amendment shall become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower Representative without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders then comprising the Required Lenders. Administrative Agent will notify (in one or more notices) Borrower Representative and each Lender of the implementation of any Benchmark Replacement. Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by Administrative Agent. Notwithstanding anything else herein, if at any time any Benchmark Replacement as so determined in accordance herewith would otherwise be less than zero percent (0%), the Benchmark Replacement will be deemed to be zero percent (0%) for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Benchmark Conforming Changes to Borrower Representative and the Lenders reasonably promptly after such amendment becomes effective. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 14.1(b)(ii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 14.1(b)(ii). (c) Compensation for Breakage or Non Commencement of Interest Periods. Borrowers shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable out-of-pocket loss, cost and liabilities attributable to such event (including any interest paid or calculated to be due and payable by such Lender to lenders of funds borrowed by it to make or carry its Term SOFR Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re- employment of such funds but excluding loss of anticipated profits) which such Lender sustains: (i) if for any reason (other than a default by such Lender) a borrowing of any Term SOFR Loans

- 153 - does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Term SOFR Loans does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Term SOFR Loans occurs on any day other than the last day of an Interest Period applicable to that Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including as a result of an assignment in connection with the replacement of a Lender pursuant to Section 14.4(b); or (iii) if any prepayment of any of its Term SOFR Loans is not made on any date specified in a notice of prepayment given by Borrowers. A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender for actual breakage or otherwise, as specified herein, and the circumstances giving rise thereto shall be delivered to Borrower Representative and shall be conclusive absent manifest error. In the absence of any such manifest error, Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Borrowers shall not be required to compensate a Lender pursuant to this Section 14.1 for any such amounts incurred more than six (6) months prior to the date that such Lender delivers to Borrower Representative the foregoing certificate. (d) Booking of Term SOFR Loans. Any Lender may make, carry or transfer Term SOFR Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender. (e) Conforming Changes Relating to Term SOFR. In connection with the use or administration of Term SOFR, Administrative Agent will have the right to make Benchmark Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, and any amendments implementing such Benchmark Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. Administrative Agent will promptly notify Borrowers and Lenders of the effectiveness of any Benchmark Conforming Changes in connection with the use or administration of Term SOFR. (f) Rates. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement) or any related spread or other adjustment, including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, Term SOFR Reference Rate, Term SOFR, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Conforming Changes. Administrative Agent and its Affiliates or other Related Parties may engage in transactions that affect the calculation of the Base Rate, Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner that may be adverse to Borrowers. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Term SOFR Reference Rate, Term SOFR, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person or Entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity) or lost profits, for any error

- 154 - or calculation of any such rate (or component thereof) provided by any such information source or service. 14.2 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or LC Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or LC Issuer or the applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, LC Issuer or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such LC Issuer or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, LC Issuer or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, LC Issuer or other Recipient, Credit Parties will pay to such Lender, LC Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, LC Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital and Liquidity Requirements. If any Lender (including Swing Line Lender) or LC Issuer determines that any Change in Law affecting such Lender or LC Issuer or any lending office of such Lender or LC Issuer or such Lender’s or LC Issuer’s holding company, if any, regarding capital or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s or LC Issuer’s capital or on the capital of such Lender’s or LC Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender hereunder or the Loans made by, or participations in Letters of Credit and Swing Line Loans held by, such Lender, or the Letters of Credit issued by such LC Issuer, to a level below that which such Lender or LC Issuer or such Lender’s or LC Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or LC Issuer’s policies and the policies of such Lender’s or LC Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time Credit Parties will pay to such Lender or LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or LC Issuer or such Lender’s or LC Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or LC Issuer setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or LC Issuer or its holding company, as the case may be, as specified in subsections (a) or (b) of this Section 14.2 and the circumstances giving rise thereto shall be delivered to Borrower Representative and shall be conclusive absent manifest error. In the absence of any such manifest error, Credit Parties shall

- 155 - pay such Lender or LC Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or LC Issuer to demand compensation pursuant to this Section 14.2 shall not constitute a waiver of such Lender’s or LC Issuer’s right to demand such compensation, provided that Credit Parties shall not be required to compensate a Lender or LC Issuer pursuant to this Section 14.2 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or LC Issuer, as the case may be, delivers to Borrowers the certificate referenced in Section 14.2(c) and notifies Borrower Representative of such Lender’s or LC Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 14.3 Taxes. (a) Certain Terms. For purposes of this Section 14.3, and without limitation, the term “Lender” shall include LC Issuer and the term “Applicable Law” shall include FATCA. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Credit Party hereunder or under any other Loan Document shall be made free and clear of, without any deduction or withholding for, any Taxes, except as otherwise may be required by Applicable Law. If any Applicable Law (as determined in the discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then, the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then, the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 14.3) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnification. (i) The Credit Parties shall jointly and severally indemnify each Recipient and shall make payment in respect thereof within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 14.3) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to Borrower Representative by a Recipient (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Lender Indemnity. Each Lender shall severally indemnify Administrative Agent and make payment to Administrative Agent within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit

- 156 - Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.1(d) relating to the maintenance of a participant register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this subsection (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 14.3, such Credit Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of a return reporting such payment or other evidence of such payment satisfactory to Administrative Agent. (g) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower Representative and Administrative Agent, at the time or times reasonably requested by Borrower Representative or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower Representative or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower Representative or Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower Representative or Administrative Agent as will enable Borrower Representative or Administrative Agent to determine whether such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to Borrower Representative and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Administrative Agent (in such number

- 157 - of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in form and content satisfactory to Administrative Agent to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or W-8BEN-E, as applicable); or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN (or W-8BEN-E, as applicable), a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower Representative or Administrative Agent to determine the withholding or deduction required to be made; and

- 158 - (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower Representative and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower Representative or Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower Representative and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower Representative and Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. Unless required by Applicable Law, at no time shall Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any indemnified party determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 14.3 (including by the payment of additional amounts pursuant to this Section 14.3), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 14.3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of the indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 14.3 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document. 14.4 Mitigation Obligations; Designation of a Different Lending Office.

- 159 - (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 14.2, or requires Borrowers to pay any Indemnified Taxes or additional amounts to such Lender or any Governmental Authority for the account of such Lender pursuant to Section 14.3, then such Lender shall (at the request of Borrowers) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 14.2 or Section 14.3, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment ON DEMAND. (b) Replacement of Lenders. If any Lender requests compensation under Section 14.2, or if a Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 14.3 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 14.4(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then, Borrowers may, at their sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 15.2), all of its interests, rights (other than its existing rights to payments pursuant to Section 14.2 or Section 14.3) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if such other Lender accepts such assignment); provided that: (i) Borrowers shall have paid to Administrative Agent the assignment fee specified in Section 13.1; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 14.1) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 14.2 or payments required to be made pursuant to Section 14.3, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Non-Consenting Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrowers to require such assignment and delegation cease to apply. Except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 15. MISCELLANEOUS 15.1 Notices. (a) Notices Generally. Except as provided in subsection (b) of this Section 15, all notices and other communications provided for herein or in any other Loan Document shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, as follows:

- 160 - (i) if to Administrative Agent, Borrowers, Borrower Representative or any other Credit Party, to the address, telecopier number or electronic mail address specified in Appendix B: (ii) if to any Lender, the LC Issuer or Swing Line Lender, to the address, telecopier number or electronic mail address in its Administrative Questionnaire on file with Administrative Agent. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) of this Section 15, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to Administrative Agent, the Lenders and the LC Issuer hereunder or under any other Loan Document may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures adopted or approved by Administrative Agent from time to time, provided that the foregoing shall not apply to notices to any Lender or the LC Issuer if such Lender or the LC Issuer, as applicable, has notified Administrative Agent and Borrower Representative that it is incapable of receiving such notices and other communications by electronic communication. Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures adopted or approved by it, provided that adoption or approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided that, with respect to clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Change of Address, Etc. Any party hereto may change its address, telecopier number or e-mail address for notices and other communications hereunder and under any other Loan Documents by written notice to the other parties hereto in the manner prescribed in subsection (a) above. (d) Platform. (i) Each Credit Party agrees that Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the LC Issuer and the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”), at Borrowers’ expense. “Communications” (as used in this subsection (d)) means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Credit Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to Administrative Agent or any of its Related

- 161 - Parties, including Administrative Agent Professionals (individually, an “Agent Party,” and, collectively, the “Agent Parties”), any Lender or the LC Issuer by means of electronic communications pursuant to this Section 15.1, including through the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties do not warrant the adequacy of the Platform and expressly disclaim any liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall any Agent Party have any liability to Borrowers or the other Credit Parties, any Lender or any other Person for damages of any kind, including, without limitation, direct or indirect, special, punitive, incidental, exemplary or consequential damages, losses or expenses (whether in tort, contract or otherwise) or lost profits arising out of any Borrower’s, any other Credit Party’s or Administrative Agent’s transmission of Communications through the Platform. (iii) Each Credit Party further agrees that certain of the Lenders may not wish to receive material non-public information with respect to the Credit Parties or their securities (each, to such extent, a “Public Lender”). The Credit Parties shall be deemed to have authorized the Agent Parties and the Lenders to treat any Communications marked “PUBLIC” as not containing any material non- public information with respect to the Credit Parties or their securities for purposes of United States federal and state securities laws. All Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term). The Agent Parties, the Credit Parties and the Lenders shall treat any Communication that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor” (or such other similar term). (iv) Each Public Lender agrees to cause at least one delegate at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender's compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Communications that are not made available through the “Public Side” portion of the Platform and that may contain material non-public information with respect to any Credit Party or its securities for purposes of United States Federal or state securities laws. 15.2 Amendments. (a) Consent; Amendment; Waiver. None of this Agreement, any other Loan Document or any term hereof or thereof may be amended orally, but only by an instrument in writing signed by the Required Lenders, or in the case of Loan Documents executed by Administrative Agent (and not the other Lenders), signed by Administrative Agent and approved by the Required Lenders and, in the case of an amendment, also by Credit Parties (or Borrower Representative acting on their behalf); provided, however, that: (i) without the prior written consent of Administrative Agent, no modification shall be effective with respect to any provision in a Loan Document that relates to any rights, duties, or discretion of Administrative Agent; and without the prior written consent

- 162 - of Swing Line Lender and Administrative Agent, no amendment or waiver with respect to the provisions of Section 2.3 shall be effective; (ii) without the prior written consent of LC Issuer and Administrative Agent, no modification shall be effective with respect to any LC Obligations, the definitions of “LC Conditions” or “Defaulting Lender” (except to be more inclusive of the facts and circumstances that would cause a Lender to become a Defaulting Lender) or the terms of Sections 2.4 and 6.2(e) or that constitutes a waiver of any LC Condition or the condition precedent set forth in Section 6.2(e) (to the extent it relates to the issuance of or any amendment or other modification of or to a Letter of Credit); (iii) without the prior written consent of each Lender directly affected thereby including a Defaulting Lender no modification shall be effective that would (A) increase the Commitment of such Lender (or reinstate any Commitment terminated pursuant to Section 2.1(c)); (B) reduce the amount of, or waive, delay or extend the payment of, or forgive the payment of, any principal, interest or fees payable to such Lender (except as provided in Section 4.2); provided that only the consent of the Required Lenders shall be necessary to waive any obligation of Borrowers to pay interest at the Default Rate during the existence of a Specified Event of Default; (C) extend the Stated Revolving Commitment Termination Date; (D) make (or permit the payment of) any Loan, interest, fee or other amount payable hereunder or under any other Loan Document in any currency other than a currency expressly provided herein or in any other Loan Document for such payment; or (E) amend or otherwise modify this clause (iii); (iv) without the prior written consent of all Lenders (except, subject to clause (iii) above, a Defaulting Lender), no modification shall be effective that would (A) amend, waive, or alter the application of payments or obligations of Administrative Agent, LC Issuer or any Lender under Section 5.5 or Section 5.6 (except to the extent provided in Section 4.2); (B) amend or waive the provisions of this Section 15.2(a); (C) amend the definitions of “Pro Rata,” “Pro Rata Share” or “Required Lenders” or “Super-Majority Lenders” (and any defined terms used in each such definition) or any other provision of this Agreement or any other Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder; (D) release all or substantially all of the Collateral, except to the extent expressly permitted by the terms hereof or of any Security Document relative thereto; (E) release any Credit Party from liability for any Obligations, except to the extent expressly permitted by the terms hereof or of any Loan Document evidencing such liability; (F) contractually subordinate any of Administrative Agent’s Liens in and to the Collateral, except to the extent expressly permitted by the terms hereof; or (G) contractually subordinate the payment of any Obligations to any other Debt; or (v) without the prior written consent of the Super-Majority Lenders (except a Defaulting Lender), increase the advance rates or amend the definition of “Borrowing Base” (or any defined term used in such definition) if the effect of such amendment is to increase borrowing availability; provided that the foregoing shall not impair the ability of Administrative Agent to add, remove, reduce or increase any Reserves. The foregoing notwithstanding (1) this Agreement or any other Loan Document may be amended to increase the interest rate or any fees hereunder with the consent of Administrative Agent and Credit Parties (or Borrower Representative, acting on their behalf) only; (2) this Agreement and the other Loan Documents may be amended to reflect definitional, technical, and conforming modifications to the extent

- 163 - necessary to effectuate any increase in the Revolving Commitments (including any increase to be used solely for the issuance of Letters of Credit hereunder) pursuant to Section 2.1(f) with the prior written consent of Administrative Agent, Borrowers (or Borrower Representative, acting on their behalf) and each Lender, Eligible Assignee or LC Issuer participating in such increase pursuant to documentation satisfactory to Administrative Agent and Borrowers (or Borrower Representative, acting on their behalf) without the consent of any other Lender or other LC Issuer; (3) subject to Section 8.3(b) with respect to a security interest on any Real Estate, modifications to the Loan Documents may be made to the extent necessary to grant a security interest in additional Collateral to Administrative Agent for the benefit of the Secured Parties with the prior written consent of Administrative Agent and affected Credit Parties (or Borrower Representative, acting on their behalf) only pursuant to documentation satisfactory to Administrative Agent and such Credit Parties (or Borrower Representative, acting on their behalf) without the consent of any Lender or LC Issuer; (4) only the consent of Administrative Agent shall be required to amend Appendix A to reflect assignments of the Revolving Commitment and Loans in accordance with this Agreement; (5) modifications of a Loan Document that deal solely with the rights and duties of Lenders, Administrative Agent, and/or LC Issuer as among themselves shall not require the consent of any Credit Party; (6) modifications of a Loan Document to cure or correct administrative errors or omissions, or any ambiguity, omission, defect or inconsistency, or to effect or reflect administrative changes may be made by Administrative Agent and Credit Parties (or Borrower Representative, acting on their behalf) without the consent of any other party to the Loan Documents, so long as (A) such modification does not adversely affect the rights of any Lender in any material respect and (B) all Lenders shall have received at least five (5) Business Days’ prior written notice thereof and Administrative Agent shall not have received within five (5) Business Days after the date of receipt of such notice to the Lenders a written notice from the Required Lenders stating that the Required Lenders object to such modification, (7) if this Agreement or any Loan Document contains any blank spaces, such as for dates or amounts, Credit Parties and Lenders hereby authorize and direct Administrative Agent to complete such blank spaces according to the terms upon which the transactions contemplated hereby or thereby were contemplated, and (8) only the consent of the parties to the Auto Borrow Agreement, the Fee Letter or any agreement relating to a Bank Product shall be required for any modification of such agreement, and any non-Lender that is party to any agreement relating to a Bank Product shall have no right to participate in any manner in modification of any other Loan Document. (b) Amendment and Restatement. Notwithstanding anything contained herein to the contrary, this Agreement may be amended and restated without the consent of any Lender (but with the consent of Credit Parties (or Borrower Representative, acting on their behalf) and Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated (but such Lender shall be entitled to the benefit of Sections 14, 15.3, and 15.4), such Lender shall have no other Commitment or other obligation hereunder and shall have been Paid in Full all Obligations owing to it or accrued for its account under this Agreement. Any waiver or consent granted by Administrative Agent, LC Issuer or Lender shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or consent, or constitute a course of dealing by such Persons at variance with the terms of the Agreement such as to require further notice by such Persons of such their intent to require strict adherence to the terms of the Agreement in the future. (c) Strict Compliance. Administrative Agent, LC Issuer; and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement and each other Loan Document. No waiver or course of dealing shall be established by (i) the failure or delay of Administrative Agent, LC Issuer or any Lender to require strict performance of any Credit Party to this Agreement or any other Loan Document or to exercise any rights or remedies with respect to Collateral or otherwise; (ii) the making of any Loan or issuance of any Letter of Credit during a

- 164 - Default, Event of Default or other failure to satisfy any conditions precedent; or (iii) acceptance by Administrative Agent, LC Issuer or any Lender of performance by any Credit Party under this Agreement or any other Loan Document in a manner other than that specified herein or therein. (d) Payment for Consents. No Credit Party will, directly or indirectly, pay any remuneration or other thing of value, whether by way of additional interest, fee, or otherwise, to any Lender in its capacity as a Lender hereunder as consideration for any consent by such Lender with respect to any amendment, waiver of other modification of or to any Loan Document, unless such remuneration or thing of value is concurrently paid, on substantially the same terms, on a Pro Rata basis, to all Lenders providing their consent. For avoidance of doubt, the foregoing limitation shall not apply to any fees paid to Administrative Agent in its capacity as Administrative Agent in such regard. (e) Non-Consenting Lender. (i) Each Borrower, LC Issuer and each Lender (including any Non- Consenting Lender) grants to Administrative Agent the option (without any obligation, however), in its capacity as a Lender, to purchase all (but not less than all) of a Non- Consenting Lender’s portion of the Commitments, the Loans, and LC Obligations owing to it and any Notes held by it and all of its rights and obligations hereunder and under the other Loan Documents at a price equal to the outstanding principal amount of the Loans and LC Obligations for unreimbursed draws payable to such Non-Consenting Lender plus any accrued but unpaid interest on such Loans and any accrued but unpaid commitment fee arising under Section 3.2(b) and Letter of Credit Fees arising under Section 3.2(c) owing to such Non-Consenting Lender plus the amount necessary to Cash Collateralize any Letters of Credit issued by such Non-Consenting Lender (if any). If Administrative Agent exercises its option under this Section 15.2, the Non-Consenting Lender shall promptly execute and deliver to Administrative Agent any Assignment Agreement and other agreements and documentation that Administrative Agent shall determine are necessary to effect such assignment and that are provided to such Non-Consenting Lender. If the Non-Consenting Lender fails for whatever reason to execute and delivery such Assignment Agreement, other agreements or other documentation within three (3) Business Days after the date of its receipt thereof, then, Administrative Agent shall have the power (at its election, but without obligation) to do so as attorney-in-fact for such Non- Consenting Lender, and any execution and delivery of such Assignment Agreement, such other agreements and such other documentation by Administrative Agent under such power of attorney shall binding upon such Non-Consenting Lender. Administrative Agent may assign its purchase option and powers under this Section 15.2 to any Eligible Assignee if such assignment otherwise complies with the requirements of Section 13.1. (ii) Borrowers may, at their sole expense and effort, replace such Non- Consenting Lender in accordance with Section 14.4. 15.3 Indemnity; Expenses. EACH CREDIT PARTY SHALL INDEMNIFY, DEFEND, SAVE, PROTECT, AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY “CLAIMS” AND “EXTRAORDINARY EXPENSES” (AS SUCH TERMS ARE DEFINED IN SECTION 1.1) OR OTHER LOSSES, COSTS, FEES OR EXPENSES THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE; provided, however, that in no event shall any Credit Party have any obligation thereunder to indemnify, defend or hold harmless an Indemnitee with respect to any Claim, Extraordinary Expense or other loss, cost, fee or expense that is determined in a final, non-appealable judgment by a court of competent jurisdiction by final and non-appealable judgment binding on such Indemnitee to have

- 165 - resulted solely from the gross negligence, bad faith or willful misconduct or a material breach of its obligations under the Loan Documents of such Indemnitee. In addition to all other Obligations, the obligations and liabilities described in this Section 15.3 shall (a) constitute Obligations; (b) be in addition to, and cumulative with, any other indemnification provisions set forth elsewhere in this Agreement or any other Loan Document; (c) be secured by the Collateral; (d) be due and payable by Credit Parties ON DEMAND; (e) be chargeable against Borrowers’ in the manner set forth in Section 4.1(b) (provided, however, that Administrative Agent shall have no obligation to charge such amounts in such manner); and (f) survive termination of this Agreement and the other Loan Documents. In addition to the foregoing, Administrative Agent shall have the right at any time or from time to time while any Event of Default is continuing, to require that the obligations and liabilities described in this Section 15.3 be Cash Collateralized. This Section 15.3 shall not apply with respect to Taxes other than any Taxes that represent claims, damages or losses arising from any non-Tax claim. 15.4 Reimbursement Obligations. Without limiting the terms of Section 15.3, Credit Parties shall reimburse Administrative Agent for all Extraordinary Expenses and for all reasonable and documented legal, accounting, appraisal, consulting, and other fees and costs and expenses incurred by it in connection with (a) negotiation and preparation of this Agreement and the other Loan Documents, including any amendment, forbearance, waiver, restatement, supplement, waiver, consent or other modification thereof; (b) administration of and actions relating to any Collateral, this Agreement, any Loan Document, and the transactions contemplated hereby and thereby (including any actions taken to establish, perfect or maintain priority of Administrative Agent’s Liens in and to any Collateral, to maintain any insurance required hereunder, or to verify (or preserve) the existence or value of Collateral); (c) use of any Platform or Register, (d) credit investigations and background checks; and (e) subject to the limits of Section 8.4(b), each inspection, field audit, field examination, or appraisal with respect to any Credit Party, Subsidiary, or Collateral, whether prepared by Administrative Agent’s personnel or a third party. Credit Parties also shall pay all Extraordinary Expenses of Administrative Agent and all reasonable and documented legal, accounting, appraisal, consulting, and other fees and costs and expenses incurred by Administrative Agent (and, subject to the limitations set forth below in this sentence, legal fees and expenses incurred by one primary counsel to the Lenders) in connection with the enforcement of, or any “workout,” “restructuring,” or an Insolvency Proceeding concerning any Credit Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents, or defending any of the Loan Documents, irrespective of whether a lawsuit or other Adverse Proceeding is brought, or in taking any enforcement action or any remedial action with respect to any Collateral (provided, that, the fees and expenses of counsel that are reimbursable pursuant hereto shall in any event be limited to one primary counsel to Administrative Agent and one primary counsel to the Lenders, one local counsel to Administrative Agent in each jurisdiction, that it determines to be necessary, one specialty counsel to Administrative Agent in each specialty area that it determines to be necessary (including insolvency law), and one or more additional counsel to Lenders in the case of an actual or potential conflict of interest). The parties agree that the costs and expenses indemnified by the Credit Parties hereunder shall not include expenses relating to disputes solely between or among the Lenders, in their respective capacities as such, or any dispute solely between or among a Lender, in its capacity as such, and its Affiliates (excluding, for the avoidance of doubt, expenses arising (i) in connection with disputes involving Administrative Agent (in its capacity as such) or the LC Issuer (in its capacity as such) on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand) or (ii) from acts or omissions of any Credit Parties or their Subsidiaries. 15.5 Performance of Credit Parties’ Obligations. Administrative Agent may, in its discretion at any time and from time to time, at Credit Parties’ expense, pay any amount or do any act required of a Credit Party under any Loan Document or otherwise requested by Administrative Agent to (a) enforce any Loan Documents or collect any Obligations; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of Administrative Agent’s Liens in any Collateral, including any payment of any claim by any Third Party Claimant (including any judgment, insurance premium,

- 166 - warehouse charge, finishing or processing charge, or landlord claim), or any discharge of a Lien. All payments, costs, and expenses (including Extraordinary Expenses) of Administrative Agent under this Section 15.5 shall be reimbursed to Administrative Agent by Credit Parties, ON DEMAND, with interest from the date incurred to the date of payment thereof at the Default Rate. Any payment made or action taken by Administrative Agent under this Section shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents. 15.6 Setoff. From and after the occurrence of any Event of Default and during the continuance thereof, in addition to (and not in limitation of) any rights now or hereafter granted under Applicable Law to Administrative Agent, LC Issuer, any Lender, or, subject to the provisions of Section 13.1(d), any Participant, each subsequent holder of any of the Obligations, and each of their respective Affiliates (collectively, for purposes of this Section 15.6, the “Setoff Parties” and, individually, a “Setoff Party”), is hereby authorized by each Credit Party to setoff and to appropriate and apply any and all deposits (general or special, time or demand, including Debt evidenced by certificates of deposit, in each case, whether matured or un-matured, but excluding (x) any amounts held by any Setoff Party in any escrow payroll, trust, tax or fiduciary account and (y) without the prior consent of Administrative Agent, any Collection Account, and any other Debt at any time held or owing by any Setoff Party to or for the credit or the account of any Credit Party) against the Obligations as provided in this Agreement, irrespective of whether (a) any demand for such Obligations has been made; or (b) the Obligations have been accelerated as contemplated in Section 11.2; or (c) such Obligations are contingent or un-matured. Any sums obtained by any Setoff Party shall be subject to the requirements for application of payments to the Obligations as set forth in this Agreement. The rights granted to each Setoff Party under this Section 15.6 may be exercised at any time or from time to time, without notice to any Credit Party or any other Person, except that each Setoff Party shall notify Administrative Agent promptly (but in any event within one (1) Business Day) after exercising such right of setoff, specifying the amount thereof. Each Credit Party hereby waives any right that it may have as a matter of Applicable Law to any such notice. In addition to the foregoing, and notwithstanding any provision hereof to the contrary, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 4.2 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent, LC Issuer, Swing Line Lender and the other Lenders, and (y) the Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. 15.7 Independence of Covenants; Severability. All covenants hereunder and under any other Loan Document shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise would be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. To the extent any such provision is found to be invalid or unenforceable under Applicable Law in a given jurisdiction, then (a) such provision shall be ineffective only to such extent; (b) the remainder of such provision and the other provisions of this Agreement and the other Loan Documents shall remain in full force and effect in such jurisdiction; and (c) such provision shall remain in full force and effect in any other jurisdiction. The foregoing shall be subject to Section 3.2(g). 15.8 Cumulative Effect; Conflict of Terms. The parties to this Agreement and each other Loan Document acknowledge that different provisions of this Agreement and the other Loan Documents may contain requirements, limitations, restrictions, or permissions relating to the same subject matter and, in such case, all of such provisions shall be deemed to be cumulative (rather than instead of one another) and must be satisfied or performed, as applicable. Except as otherwise provided herein or in another Loan

- 167 - Document (by specific reference to the applicable provision of this Agreement), to the extent any provision contained in this Agreement conflicts directly with any provision in another Loan Document, then, the provision in this Agreement shall control. 15.9 Counterparts. This Agreement, the other Loan Documents and any amendments, waivers, or consents relating hereto or thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which when taken together, shall constitute one and the same instrument. 15.10 Fax or Other Transmission. Subject to compliance with Section 15.1 and in accordance therewith, delivery by one or more parties hereto of an executed counterpart of this Agreement and any other Loan Document via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen or presumed sent (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement and such other Loan Document or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement or any other Loan Document to any other party pursuant hereto or to any other Loan Document by facsimile or other electronic method of transmission in accordance with Section 15.1, shall also deliver an original executed counterpart thereof to such party, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement or such other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form. 15.11 Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements, supplements, and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior agreements, understandings negotiations, discussions, representations, warranties, commitments, proposals, offers, contracts and inducements, whether express or implied, oral or written, shall be deemed merged hereunto. There are no unwritten oral agreements between the parties to this Agreement and any other Loan Document. 15.12 Relationship with Lenders. The Debts, obligations and Commitments of each Lender hereunder and under each other Loan Document are several, and not joint, and no Lender shall be responsible for any Debts, obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of Entity. Amounts payable hereunder by Administrative Agent, LC Issuer or any Lender, on the one hand, to any other of such Persons, on the other hand, shall be separate and independent Debts and obligations, and claims by one of such Persons against any other of such Persons may proceed between such Persons without requiring the joinder of Administrative Agent, LC Issuer or any Lender as an additional party. Nothing in this Agreement and no action of Administrative Agent, LC Issuer or Lenders pursuant to the Loan Documents shall cause Administrative Agent, LC Issuer and the Lenders, or any of them, to be deemed a partnership, association, joint venture, or any other kind of Entity with each other or with any Credit Party, or to have any Control of each other or any Credit Party. 15.13 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by any Loan Document, Credit Parties acknowledge and agree that: (a) (i) the

- 168 - credit facility(ies) evidenced by this Agreement and each other Loan Document and any related arranging or other services by Administrative Agent, any Lender, any of their Affiliates or any Arranger are arm’s- length commercial transactions between Credit Parties and such Persons; (ii) Credit Parties have consulted their own legal, accounting, regulatory, and tax advisors to the extent they have deemed appropriate, in regard thereto; and (iii) Credit Parties are capable of evaluating and understanding, and do understand and accept, the terms, risks, and conditions of the transactions contemplated by this Agreement and the other Loan Documents; (b) each of Administrative Agent, LC Issuer, Lenders, their Affiliates and any Arranger is and has been acting solely as a principal in connection with the credit facility(ies) evidenced by this Agreement and each other Loan Document, is not the financial advisor, agent, or fiduciary of, to, or for any Credit Party or any of their Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by this Agreement and the other Loan Documents, except as may be expressly set forth herein or therein; and (c) Administrative Agent, LC Issuer, Lenders, their Affiliates and any Arranger now or hereafter may be engaged in a broad range of transactions that involve interests that differ from the Credit Parties and their Affiliates and have no obligation to disclose any of such interests to any Credit Party or any such Affiliate at any time. To the fullest extent permitted by Applicable Law, each Credit Party hereby waives and releases any claims that it may have against Administrative Agent, LC Issuer, Lenders, their Affiliates and any Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Agreement or any other Loan Document. 15.14 Confidentiality; Credit Inquiries. Each of Administrative Agent, LC Issuer and the Lenders agrees to maintain the confidentiality of all Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties (provided such Persons are informed of the confidential nature of the Information and instructed to keep the Information confidential); (b) to the extent requested by any Governmental Authority purporting to have jurisdiction over it; (c) to the extent required by Applicable Law or by any subpoena or similar legal process; (d) to the extent requested or required by any state, federal, or foreign authority or examiner regulating banks or banking or the making of loans and financial accommodations to others; (e) to any other party hereto or, as contemplated by Section 13.1, to any actual or prospective Transferee, and then only on a confidential basis consistent herewith and in no event to a Disqualified Institution; (f) in connection with the exercise of any remedies, the enforcement of any rights, or any action or proceeding relating to any Loan Documents; (g) subject to an agreement containing provisions substantially the same as this Section 15.14, to any actual or prospective Bank Product Provider (or its advisors); (h) with the consent of Borrower Representative (which consent shall not be unreasonably withheld, conditioned or delayed); (i) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 15.14, or (B) is available to Administrative Agent, LC Issuer or any Lender or any of their respective Affiliates on a non- confidential basis from a source other than Credit Parties; (j) to any rating agency when required by it, provided, that before any such disclosure, such rating agency shall be advised of the confidential nature of such Information; (k) for purposes of establishing a “due diligence” defense; (l) in response to credit inquiries from third Persons concerning any Credit Party or any of its Subsidiaries (although none of Administrative Agent, any Lender or LC Issuer shall be required to respond thereto); and (m) to Gold Sheets and other similar bank trade publications (such information to consist of deal terms and other information customarily found in such publications). Notwithstanding the foregoing, Administrative Agent, LC Issuer and the Lenders may publish or disseminate general information describing the credit facility evidenced hereby, including the names and addresses of Credit Parties and their Subsidiaries and a general description of Credit Parties’ and the Subsidiaries’ businesses, and may use Credit Parties’ logos, trademarks, insignia, or product photographs in any “tombstone” or comparable advertising materials on its website or in other of Administrative Agent, LC Issuer, or such Lender’s marketing materials. As used in this Section 15.14, “Information” means all information received (whether before or after the Closing Date) from a Credit Party relating to it or its business. Any Person required to maintain the confidentiality of Information pursuant to this Section 15.14 shall be deemed to have complied therewith if it exercises the same degree

- 169 - of care in regard thereto that it accords its own confidential information. Each of Administrative Agent, LC Issuer, and the Lenders acknowledges that (A) Information may include material non-public information concerning a Credit Party or Subsidiary; (B) it has developed compliance procedures regarding the use of material non-public information; and (C) it will handle such material non-public information in accordance with Applicable Law, including federal and state securities laws. Any of the foregoing to the contrary notwithstanding, (i) each Credit Party hereby authorizes each of Administrative Agent, LC Issuer and the Lenders (each, at its discretion and without any obligation to do so) to respond to usual and customary credit inquiries from third parties concerning any Credit Party, and (ii) Administrative Agent, LC Issuer and the Lenders shall not be obliged to return to any Credit Party any Information received from it, but may do so, subject to compliance with any regulatory and internal recordkeeping requirements then applicable thereto. 15.15 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED BY THE TERMS HEREOF OR THEREOF OR UNLESS THE LAWS OF ANOTHER JURISDICTION MAY, BY REASON OF MANDATORY PROVISIONS OF SUCH LAW, GOVERN THE PERFECTION, PRIORITY, OR ENFORCEMENT OF SECURITY INTERESTS IN ANY COLLATERAL, SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION STATE, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAW OF THE JURISDICTION STATE (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). 15.16 Submission to Jurisdiction. EACH CREDIT PARTY HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE JURISDICTION STATE AND THE UNITED STATES DISTRICT COURT FOR EACH DISTRICT OF THE JURISDICTION STATE, IN RESPECT OF ANY PROCEEDING, DISPUTE, OR ADVERSE PROCEEDING BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO, AND EACH CREDIT PARTY AGREES THAT ANY SUCH PROCEEDING, DISPUTE, OR ADVERSE PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN SUCH COURTS. WITH RESPECT TO SUCH COURTS, EACH CREDIT PARTY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS, AND DEFENSES THAT IT MAY HAVE REGARDING PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE, OR INCONVENIENT FORUM. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF PROCESS OF ANY AND ALL PROCESS SERVED UPON IT AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES GENERALLY IN SECTION 15.1, SUCH SERVICE TO BE EFFECTIVE AT THE TIME SUCH NOTICE WOULD BE DEEMED DELIVERED UNDER SECTION 15.1. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT, OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN ANY OTHER COURT OR JURISDICTION, NOR LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO PRECLUDE ENFORCEMENT BY ADMINISTRATIVE AGENT OF ANY JUDGMENT OR ORDER OBTAINED IN ANY FORUM OR JURISDICTION. NOTHING CONTAINED HEREIN SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS (INCLUDING ENFORCEMENT OF ANY JUDGMENT OR ORDER) AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION OR LIMIT THE RIGHT OF ANY SUCH PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 15.17 Waivers; Limitation on Damages; Limitation on Liability.

- 170 - (a) WAIVER OF JURY TRIAL. TO THE EXTENT FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY, BY EXECUTION HEREOF, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ADVERSE PROCEEDING BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT, LC ISSUER, AND THE LENDERS TO ENTER INTO AND ACCEPT THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT. EACH CREDIT PARTY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ADMINISTRATIVE AGENT, LC ISSUER OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. EACH OF THE PARTIES HERETO AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT. (b) WAIVER OF CERTAIN DAMAGES. NO PARTY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY SUCCESSOR OR ASSIGNEE OF SUCH PERSON, OR ANY THIRD PARTY BENEFICIARY, OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH ANY SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, IN THE CASE OF ADMINISTRATIVE AGENT, THE TAKING OF ANY ENFORCEMENT ACTION, PROVIDED THAT THE FOREGOING SHALL NOT OPERATE TO LIMIT THE CREDIT PARTIES’ INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN RESPECT OF ANY DAMAGES PAID BY ANY INDEMNITEE TO ANY THIRD PARTY. (c) OTHER WAIVERS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY WAIVES (I) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, NOTICE OF DISHONOR, DEFAULT, NON- PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTIES AT ANY TIME HELD BY ADMINISTRATIVE AGENT, LC ISSUER OR ANY LENDER ON WHICH A CREDIT PARTY MAY IN ANY WAY BE LIABLE; (II) NOTICE BEFORE TAKING POSSESSION OR ARTICLE 9 CONTROL OF ANY COLLATERAL; (III) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT BEFORE ALLOWING ADMINISTRATIVE AGENT, LC ISSUER OR ANY LENDER TO EXERCISE ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS; (IV) NOTICE OF ACCEPTANCE HEREOF OR OF ANY OTHER LOAN DOCUMENT; (V) ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, RIGHTS OF SETOFF, DISCOUNTS, CHARGE BACKS OR COUNTERCLAIMS OF ANY NATURE (OTHER THAN COMPULSORY COUNTERCLAIMS) IN ANY ACTION OR

- 171 - PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, OR ANY MATTER ARISING THEREFROM OR RELATING HERETO OR THERETO; AND (VI) ANY CLAIM UNDER ANY APPLICABLE LAW OR EQUITABLE PRINCIPLE REQUIRING ADMINISTRATIVE AGENT, LC ISSUER OR ANY LENDER TO MARSHAL ANY ASSETS IN FAVOR OF ANY CREDIT PARTY OR AGAINST ANY OBLIGATIONS OR OTHERWISE ATTEMPT TO REALIZE UPON ANY COLLATERAL OR ANY CLAIM AGAINST, OR COLLATERAL, OF ANY CREDIT PARTY, OR ANY APPRAISEMENT, EVALUATION, STAY, EXTENSION, HOMESTEAD, REDEMPTION, OR EXEMPTION LAWS NOW OR HEREAFTER IN FORCE TO PREVENT OR HINDER THE ENFORCEMENT OF THIS AGREEMENT. EACH CREDIT PARTY ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT, LC ISSUER AND THE LENDERS’ ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT ADMINISTRATIVE AGENT, LC ISSUER AND THE LENDERS ARE RELYING UPON THE FOREGOING IN THEIR DEALINGS WITH CREDIT PARTIES. (d) ACKNOWLEDGEMENT OF WAIVERS. EACH CREDIT PARTY HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL AND OTHER RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF ANY ADVERSE PROCEEDING, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. 15.18 Limitation on Liability; Presumptions. None of Administrative Agent, LC Issuer or any Lender shall have any liability to any Credit Party (whether in tort, contract, equity, or otherwise) for losses suffered by such Person in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement or any other Loan Document, or any act, omission, or event occurring in connection herewith or therewith, unless as determined by a court of competent jurisdiction by a final and non-appealable judgment binding on Administrative Agent, LC Issuer or any Lender that the losses were the result of acts or omissions constituting gross negligence, bad faith or willful misconduct or a material breach of its obligations under the Loan Documents on the part of Administrative Agent, LC Issuer or any Lender. In any such litigation, each of Administrative Agent, LC Issuer and each Lender shall be entitled to the benefit of the rebuttable presumption that each acted in Good Faith and with the exercise of ordinary and reasonable care in the performance by it of the terms of this Agreement and the other Loan Documents. 15.19 PATRIOT Act Notice. Administrative Agent, LC Issuer and the Lenders hereby notify Credit Parties that pursuant to the requirements of the PATRIOT Act and other Applicable Law, including the Beneficial Ownership Regulation, Administrative Agent, LC Issuer and the Lenders are required to obtain, verify, and record information that identifies each Credit Party, including its legal name, address, tax ID number, and other information that will allow Administrative Agent, LC Issuer and the Lenders to identify it properly in accordance with the PATRIOT Act, the Beneficial Ownership Regulation and such other Applicable Law. Administrative Agent, LC Issuer and the Lenders may also require information, documents and certifications regarding each Credit Party, if any, and may require information, documents and certifications regarding each Credit Party’s management and owners, such as legal names, addresses, social security numbers, and dates of birth. in accordance with the PATRIOT Act, the Beneficial Ownership Regulation and such other Applicable Law. 15.20 Powers. All powers of attorney granted to Administrative Agent, LC Issuer or any Lender herein or in any other Loan Document shall be deemed to be coupled with an interest and are irrevocable.

- 172 - 15.21 No Tax Advice. Each Credit Party acknowledges and agrees that, with respect to all tax and accounting matters relating to this Agreement, the other Loan Documents, or the transactions contemplated herein and therein, it has not relied on any representations made, consultation provided by, or advice given or rendered by Administrative Agent, LC Issuer, or any Lender, or any of their representatives, agents, or employees; and, instead, such Credit Party has sought, and relied upon, the advice of its own tax and accounting professionals with respect to all such matters. 15.22 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used to do so shall be that at which, in accordance with normal banking procedures Administrative Agent could purchase the first currency with such other currency on the Business Day preceding the date on which final judgment is given, as determined by Administrative Agent in its discretion. The obligation of each Credit Party in respect of any such sum due from it to Administrative Agent, LC Issuer or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is denominated in accordance with the applicable provisions of this Agreement or any other Loan Document (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by Administrative Agent (for itself or on behalf of LC Issuer or a Lender) of any sum adjudged to be so due in the Judgment Currency, Administrative Agent may, in accordance with normal banking procedures, purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Administrative Agent, LC Issuer, or a Lender from any Credit Party in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Administrative Agent, LC Issuer, and each Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Administrative Agent, LC Issuer, or a Lender in such currency, Administrative Agent, LC Issuer, or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under Applicable Law). 15.23 Survival of Representations and Warranties, etc. (a) All representations and warranties made by any Credit Party under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution of this Agreement or any other Loan Document by Administrative Agent, LC Issuer or any Lender, any investigation or inquiry by Administrative Agent, LC Issuer or any Lender or the making of any Loan or the issuance of any Letter of Credit. Without limiting the generality of the foregoing clause (a), all of the representations, warranties, covenants, and indemnities of Section 7.23 and Section 8.9 shall survive the termination of this Agreement, Payment in Full of the Obligations, and the release of Administrative Agent's Lien on any Borrowers or Subsidiaries' Properties, if any, and shall survive the transfer of any or all right, title, and interest in and to such Properties by such Persons, whether or not the transferee thereof is an Affiliate of such Persons. 15.24 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by or on behalf of any Credit Party or the transfer to Administrative Agent, LC Issuer, or any Lender of any Property (including through setoff) should for any reason subsequently be declared to be void or voidable under any Debtor Relief Law, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of Property (collectively, a “Voidable Transfer”), and if Administrative Agent, LC Issuer or any Lender, or any of them, is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that such Persons, or any of them, is required or elects to repay or restore, and as to all costs, expenses, and attorneys’ fees of such Persons related thereto, the liability of all affected Credit Parties automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

- 173 - 15.25 Acknowledgement of and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write- Down and Conversion Powers by an applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. 15.26 Certain ERISA Matters. (a) Status. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and any Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with such Lender’s entrance into, participation in, administration of and performance in respect of any Loans, Letters of Credit or Commitments; or (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance in respect of any Loans, Letters of Credit or Commitments and this Agreement; or (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform in respect of any Loans, Letters of Creditor Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance in respect of any Loans, Letters of Credit or Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14, and (D) to the knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance

- 174 - into, participation in, administration of and performance of any Loans, Letters of Credit, Commitments or this Agreement. (b) No Fiduciary. In addition, unless clause (i) in the immediately preceding subsection (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, any Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that none of Administrative Agent, any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any other Loan Document or any documents related to hereto or thereto). 15.27 Time of Essence. Time is of the essence in this Agreement and the other Loan Documents. 15.28 Section Headings. Section headings used herein and in the other Loan Documents are included herein for convenience of reference only and shall not constitute a part hereof or thereof for any other purpose or be given any substantive effect. 15.29 Qualified Financial Contracts. As used in this Section, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party; (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support,” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the United States or any other State or other jurisdiction of the United States): In the event that a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in Property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in Property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies

- 175 - of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Remainder of page intentionally left blank; signatures appear on the following pages]

Credit Agreement (Alpha Metallurgical) ALPHA METALLURGICAL RESOURCES, LLC By: /s/ J. Todd Munsey_____________ Name: J. Todd Munsey Title: President [Signatures continue on the following page]

Credit Agreement (Alpha Metallurgical) GUARANTORS: ALPHA METALLURGICAL SERVICES, LLC ANR, INC. By: /s/ J. Todd Munsey_____________ Name: J. Todd Munsey Title: Chief Financial Officer CONTURA CAPP LAND, LLC BOONE EAST DEVELOPMENT CO., LLC SIDNEY COAL COMPANY, LLC LAXARE, INC. APPALACHIA COAL SALES COMPANY, LLC ALPHA APPALACHIA SERVICES, LLC ALPHA METALLURGICAL TERMINAL, LLC BARNABUS LAND COMPANY ALPHA NATURAL RESOURCES SERVICES, LLC MAXXIM SHARED SERVICES, LLC GOALS COAL COMPANY ALPHA NATURAL RESOURCES, LLC DELBARTON MINING COMPANY, LLC ALPHA LAND AND RESERVES, LLC MAXXIM REBUILD CO., LLC BLACK KING MINE DEVELOPMENT CO. PIONEER FUEL CORPORATION FOUNDATION ROYALTY COMPANY LITWAR PROCESSING COMPANY, LLC RIVERSIDE ENERGY COMPANY, LLC HIGHLAND MINING COMPANY POWER MOUNTAIN CONTURA, LLC ALEX ENERGY, LLC BANDMILL COAL LLC BROOKS RUN SOUTH MINING, LLC KEPLER PROCESSING COMPANY, LLC RUM CREEK COAL SALES, INC. MOUNTAIN EMPIRE LAND & CONSERVATION, LLC ALPHA AMERICAN COAL COMPANY, LLC ALPHA AMERICAN COAL HOLDING, LLC ALPHA APPALACHIA HOLDINGS, LLC By: /s/ J. Todd Munsey_____________ Name: J. Todd Munsey Title: Treasurer [Signatures continue on the following page]

Credit Agreement (Alpha Metallurgical) ADMINISTRATIVE AGENT, LC ISSUER, AND LENDERS: REGIONS BANK, an Alabama bank, as “Administrative Agent” “LC Issuer,” and as a “Lender” By: /s/ Will M. Decamps Name: Will M. Decamps Title: Vice President Address for Notices: 1180 West Peachtree Street NW Suite 1000 Atlanta, Georgia 30309 Attn: Alpha Metallurgical ABL Loan Administration Phone: [Signatures continue on the following page]

Credit Agreement (Alpha Metallurgical) SERVISFIRST BANK, as a “Lender” By: /s/ Matt Bontrager Name: Matt Bontrager Title: Vice President Address for Notices: 2500 Woodcrest Place Birmingham, AL 35209 Attn: Participations Phone [Signatures continue on the following page.]

Credit Agreement (Alpha Metallurgical) TEXAS CAPITAL BANK, as a “Lender” By: /s/ Jerra Hayden Name: Jerra Hayden Title: Director Address for Notices: TEXAS CAPITAL BANK 2000 McKinney Avenue, Suite 700 Dallas, TX 75201 Attn: ABL Portfolio Manager Phone: [Signatures continue on the following page.]

Credit Agreement (Alpha Metallurgical) WEBSTER BUSINESS CREDIT, A DIVISION OF WEBSTER BANK, N.A. , as a “Lender” By: /s/ George Kwong Name: George Kwong Title: Managing Director Address for Notices: Webster Bank 360 Lexington Avenue – 5th Floor, New York, NY 10017 Attn: John Saffioti Phone:

10199007.v6 APPENDICES TO CREDIT AGREEMENT by and among ALPHA METALLURGICAL RESOURCES, INC., AND CERTAIN OF ITS SUBSIDIARIES, JOINTLY AND SEVERALLY, as “Borrowers” ANY OTHER CREDIT PARTIES PARTY HERETO FROM TIME TO TIME, THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME, as the “Lenders” and REGIONS BANK, as “Administrative Agent” and “Collateral Agent” and REGIONS CAPITAL MARKETS, a division of Regions Bank as Book Runner and Lead Arranger and SERVISFIRST BANK and TCBI SECURITIES, INC., as Joint Book Runners and Joint Lead Arrangers October 27, 2023

APPENDIX A Lenders, Commitments, and Pro Rata Shares Lender Revolving Commitment Pro Rata Share Regions Bank ServisFirst Bank Texas Capital Bank Webster Business Credit, a Division of Webster Bank, N.A.

If to Texas Capital Bank, as a Lender: Texas Capital Bank 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attn: ABL Portfolio Manager Phone: If to Webster Business Credit, a Division of Webster Bank, N.A., as a Lender: Webster Bank 360 Lexington Avenue – 5th Floor New York, New York 10017 Attn: John Saffioti Phone:

10197695.v5 EXHIBITS TO CREDIT AGREEMENT by and among ALPHA METALLURGICAL RESOURCES, INC., AND CERTAIN OF ITS SUBSIDIARIES, JOINTLY AND SEVERALLY, as “Borrowers” ANY OTHER CREDIT PARTIES PARTY HERETO FROM TIME TO TIME, THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME, as the “Lenders” and REGIONS BANK, as “Administrative Agent” and “Collateral Agent” and REGIONS CAPITAL MARKETS, a division of Regions Bank as Book Runner and Lead Arranger and SERVISFIRST BANK and TCBI SECURITIES, INC., as Joint Book Runners and Joint Lead Arrangers October 27, 2023

- 1 - EXHIBIT A-1 FORM OF REVOLVING NOTE U.S. [$________] ___________, 20__ FOR VALUE RECEIVED, the undersigned (collectively, “Borrowers” and individually, a “Borrower”), hereby unconditionally and jointly and severally promise to pay to the order of __________________________ (herein, together with any subsequent holder hereof, called the “Holder”) the principal sum of [____________________________________ ($________)] or if less, the outstanding principal amount of all Revolving Loans (as defined in the Credit Agreement (as defined below)) made by Holder pursuant to the terms of the Credit Agreement on the date on which such outstanding principal amount becomes due and payable pursuant to the Credit Agreement, in strict accordance with the terms thereof. Borrowers likewise unconditionally and jointly and severally agree to pay to Holder interest from and after the date hereof on the outstanding principal amount of Revolving Loans evidenced hereby at such interest rates, payable at such times, and computed in such manner as are specified in the Credit Agreement, in strict accordance with the terms thereof. This Revolving Note (this “Note”) is issued pursuant to, and is one of the “Revolving Notes” referred to in, the Credit Agreement dated on or about the date of this Note (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrowers, the other Credit Parties party thereto from time to time, Regions Bank, an Alabama bank, in its capacities as administrative agent (together with its successors and assigns in such capacity, “Administrative Agent”) and collateral agent, and the financial institutions party thereto from time to time in their capacities as lenders (collectively, the “Lenders”), among others, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement. The repayment of the principal balance of this Note is subject to the provisions of the Credit Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in the Credit Agreement. All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Credit Agreement. Upon or after the occurrence of an Event of Default, the principal balance of and all accrued interest on this Note may be declared (or, as provided in the Credit Agreement, automatically shall become) due and payable in the manner and with the effect provided in the Credit Agreement, and the unpaid amount thereof then and thereafter owing shall bear interest at the Default Rate as and when provided in the Credit Agreement. If this Note is collected by or through an attorney at law, then, Borrowers shall be jointly and severally obligated to pay, in addition to the principal balance hereof and accrued interest thereon, attorneys' fees, expenses of collection and court costs to the extent provided in the Credit Agreement. All principal amounts of Revolving Loans made by Holder to each Borrower pursuant to the Credit Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Credit Agreement.

- 2 - In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by any Borrower or inadvertently received by Holder, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by any Borrower under Applicable Law. Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws. Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Holder, at its option, may enforce its rights against any Collateral securing this Note without Administrative Agent or Holder enforcing its rights against any Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing such Borrower's liability hereunder, Holder or Administrative Agent may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note including any other Borrower. The rights of Holder and obligations of each Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the Jurisdiction State. [Remainder of page intentionally left blank; signatures appear on following page]

Revolving Note (Alpha Metallurgical) IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized officers as of the date first above written. BORROWERS: ALPHA METALLURGICAL RESOURCES, INC. ALPHA NATURAL RESOURCES HOLDINGS, INC. By: _____________________________ Name: J. Todd Munsey Title: Chief Financial Officer ALPHA METALLURGICAL COAL SALES, LLC ARACOMA COAL COMPANY, LLC BLACK CASTLE MINING COMPANY, LLC DICKENSON-RUSSELL CONTURA, LLC ELK RUN COAL COMPANY, LLC KINGSTON MINING, INC. MARFORK COAL COMPANY, LLC NICHOLAS CONTURA, LLC PARAMONT CONTURA, LLC REPUBLIC ENERGY, LLC SPARTAN MINING COMPANY, LLC By: _____________________________ Name: J. Todd Munsey Title: Treasurer ALPHA METALLURGICAL RESOURCES, LLC By: _____________________________ Name: J. Todd Munsey Title: President

- 1 - EXHIBIT A-2 FORM OF SWING LINE NOTE U.S. [$________] ___________, 20__ FOR VALUE RECEIVED, the undersigned (collectively, “Borrowers” and individually, a “Borrower”), hereby unconditionally and jointly and severally promise to pay to the order of __________________________ (herein, together with any subsequent holder hereof, called the “Holder”) the principal sum of [____________________________________ ($________)] or if less, the outstanding principal amount of all Swing Line Loans (as defined in the Credit Agreement (as defined below)) made by Holder pursuant to the terms of the Credit Agreement on the date on which such outstanding principal amount becomes due and payable pursuant to the Credit Agreement, in strict accordance with the terms thereof. Borrowers likewise unconditionally and jointly and severally agree to pay to Holder interest from and after the date hereof on the outstanding principal amount of Swing Line Loans evidenced hereby at such interest rates, payable at such times, and computed in such manner as are specified in the Credit Agreement, in strict accordance with the terms thereof. This Swing Line Note (this “Note”) is issued pursuant to, and is the “Swing Line Note” referred to in, the Credit Agreement dated on or about the date of this Note (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrowers, the other Credit Parties party thereto from time to time, Regions Bank, an Alabama bank, in its capacities as administrative agent (together with its successors and assigns in such capacity, “Administrative Agent”) and collateral agent, and the financial institutions party thereto from time to time in their capacities as lenders (collectively, the “Lenders”), among others, and Holder is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement. The repayment of the principal balance of this Note is subject to the provisions of the Credit Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in the Credit Agreement. All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Credit Agreement. Upon or after the occurrence of an Event of Default, the principal balance of and all accrued interest on this Note may be declared (or, as provided in the Credit Agreement, automatically shall become) due and payable in the manner and with the effect provided in the Credit Agreement, and the unpaid amount thereof then and thereafter owing shall bear interest at the Default Rate as and when provided in the Credit Agreement. If this Note is collected by or through an attorney at law, then, Borrowers shall be jointly and severally obligated to pay, in addition to the principal balance hereof and accrued interest thereon, attorneys' fees, expenses of collection and court costs to the extent provided in the Credit Agreement. All principal amounts of Swing Line Loans made by Holder to each Borrower pursuant to the Credit Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Credit Agreement.

- 2 - In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by any Borrower or inadvertently received by Holder, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by any Borrower under Applicable Law. Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws. Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Holder, at its option, may enforce its rights against any Collateral securing this Note without Administrative Agent or Holder enforcing its rights against any Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing such Borrower's liability hereunder, Holder or Administrative Agent may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note including any other Borrower. The rights of Holder and obligations of each Borrower hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the Jurisdiction State. [Remainder of page intentionally left blank; signatures appear on following page]

Swing Line Note (Alpha Metallurgical) IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized officers as of the date first above written. BORROWERS: ALPHA METALLURGICAL RESOURCES, INC. ALPHA NATURAL RESOURCES HOLDINGS, INC. By: _____________________________ Name: J. Todd Munsey Title: Chief Financial Officer ALPHA METALLURGICAL COAL SALES, LLC ARACOMA COAL COMPANY, LLC BLACK CASTLE MINING COMPANY, LLC DICKENSON-RUSSELL CONTURA, LLC ELK RUN COAL COMPANY, LLC KINGSTON MINING, INC. MARFORK COAL COMPANY, LLC NICHOLAS CONTURA, LLC PARAMONT CONTURA, LLC REPUBLIC ENERGY, LLC SPARTAN MINING COMPANY, LLC By: _____________________________ Name: J. Todd Munsey Title: Treasurer ALPHA METALLURGICAL RESOURCES, LLC By: _____________________________ Name: J. Todd Munsey Title: President

EXHIBIT B FORM OF ASSIGNMENT AGREEMENT This Assignment Agreement (this “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: [___________] 2. Assignee: [___________] [and is an Affiliate/ Approved Fund of [identify Lender]] 3. Borrowers: Alpha Metallurgical Resources, Inc., a Delaware corporation and certain of its Subsidiaries from time to time party to the Credit Agreement as “Borrowers” 4. Administrative Agent: Regions Bank, as Administrative Agent under the Credit Agreement 5. Credit Agreement: Credit Agreement dated as of October 27, 2023 (as amended, restated, supplemented, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrowers, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto, Regions Bank as a Lender, Swing Line Lender, LC Issuer and Regions Bank, as Administrative Agent and Collateral Agent. 6. Assigned Interest:________________________________________________________

- 2 - Aggregate Revolving Commitments / Revolving Loans for all Lenders: __________________. Amount of Revolving Commitments / Loans Assigned Revolving Commitment Percentage Assigned $_________ $_________ _________% $_________ $_________ _________% $_________ $_________ _________% 7. Effective Date: __________________, 20___ [to be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor]

Assignment Agreement (Alpha Metallurgical Resources) The terms set forth in this Assignment Agreement are hereby agreed to: ASSIGNOR: [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE: [NAME OF ASSIGNEE] By: Name: Title: Consented to and1 Accepted: REGIONS BANK, as Administrative Agent By: Name: Title: [Consented to:]2 [ALPHA METALLURGICAL RESOURCES, INC., as Borrower Representative] By: Name: Title: [Consented to:]3 [____________], as LC Issuer By: Name: Title: 1 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 2 To be added only if the consent of the Borrower Representative is required by the terms of the Credit Agreement. 3 To be added only if the consent of the LC Issuer is required by the terms of the Credit Agreement.

Assignment Agreement (Alpha Metallurgical Resources) [Consented to:]4 REGIONS BANK, as Swing Line Lender By: Name: Title: 4 To be added only if the consent of the Swingline Lender is required by the terms of the Credit Agreement.

- 1 - Annex 1 to Assignment Agreement STANDARD TERMS AND CONDITIONS 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.6 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as

- 2 - delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

- 1 - EXHIBIT C FORM OF NOTICE OF BORROWING ___________ __, 20__ Regions Bank, as Administrative Agent 1180 West Peachtree Street NW Suite 1000 Atlanta, GA 30309 Attn: Alpha Metallurgical ABL Loan Administration Ladies and Gentlemen: This Notice of Borrowing is delivered pursuant to Section 4.1 of that certain Credit Agreement dated as of October 27, 2023 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALPHA METALLURGICAL RESOURCES, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries party thereto from time to time as “Borrowers” (collectively with the Company, “Borrowers”), the other Credit Parties (as defined therein) party thereto from time to time, the financial institutions party thereto from time to time in their capacities as lenders (collectively, the “Lenders”), REGIONS BANK, an Alabama bank (“Regions Bank”), in its capacities as a Lender, as Swing Line Lender (as defined therein) and as LC Issuer (as defined therein), and Regions Bank, in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, “Administrative Agent”, “Collateral Agent” or “Agent”). Capitalized terms used herein shall have the meanings given such terms in the Credit Agreement. Borrower Representative, on behalf of Borrowers, hereby gives you notice, irrevocably, pursuant to Section 4.3 of the Credit Agreement, that Borrowers hereby request the following Loan(s) be made under the Credit Agreement and, in that regard, sets forth below the information relating to such Loan (the “Proposed Borrowing”), as required by Section 4.1 of the Credit Agreement: FOR A REVOLVING LOAN: Principal Amount Date Loan to Be Made Apply the proceeds of this Loan as follows: Name of Bank: [________________] Account Name: [________________] Account Number: [________________] ABA Routing Number: [________________] Reference: [________________] Other: [Swing Line Loan][Base Rate Loan][Term SOFR Loan] Term SOFR Loans: Interest Period – [1 month][3 months] Borrower Representative, on behalf of Borrowers, hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

- 2 - (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date (provided that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects on such effective date), except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been accurate and complete in all material respects on and as of such earlier date); (b) no event has occurred and is continuing, or would result from the making of such Proposed Borrowing or from the application of the proceeds thereof, which constitutes a Default or an Event of Default; (c) the Proposed Borrowing satisfies all limitations set forth in the Credit Agreement (including, without limitation, availability under the Borrowing Base and the Commitments); (d) No event has occurred or exists since the Closing Date that has had or could be expected to have a Material Adverse Effect; and (e) all of the other conditions to the Proposed Borrowing set forth in Section 6.2 of the Credit Agreement have been satisfied (or waived in accordance with the terms of the Credit Agreement). ALPHA METALLURGICAL RESOURCES, INC., on behalf of Borrowers in its capacity as Borrower Representative pursuant to Section 4.3 of the Credit Agreement By: Name: Title:

- 1 - EXHIBIT D FORM OF NOTICE OF CONVERSION/CONTINUATION Date ______________, 20___ Regions Bank, as Administrative Agent 1180 West Peachtree Street NW Suite 1000 Atlanta, GA 30309 Attn: Alpha Metallurgical ABL Loan Administration Re: Credit Agreement dated as of October 27, 2023 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALPHA METALLURGICAL RESOURCES, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries party thereto from time to time as “Borrowers” (collectively with the Company, “Borrowers”), the other Credit Parties (as defined therein) party thereto from time to time, the financial institutions party thereto from time to time in their capacities as lenders (collectively, the “Lenders”), REGIONS BANK, an Alabama bank (“Regions Bank”), in its capacities as a Lender, as Swing Line Lender (as defined therein) and as LC Issuer (as defined therein), and Regions Bank, in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, “Administrative Agent”, “Collateral Agent” or “Agent”) Ladies and Gentlemen: This Notice of Conversion/Continuation is delivered to you pursuant to Section 3.1 of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement. Borrower Representative, on behalf of Borrowers, hereby gives notice of its request for a conversion of Loans from one Type to another, as follows: Check as applicable:  A conversion of Loans from one Type to another, as follows: (i) The requested date of the proposed conversion is ______________, 20___ (the “Conversion Date”); (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [select either Term SOFR Loans or Base Rate Loans] in the principal amount of [$________] outstanding as of the Conversion Date; (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is [$________] (the “Conversion Amount”);

- 2 - (iv) The Conversion Amount is to be converted into a ____________ [select a Term SOFR Loan or a Base Rate Loan] (the “Converted Loan”) on the Conversion Date. (v) [In the event Borrower Representative selects a Term SOFR Loan:] Borrower Representative hereby requests that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].  A continuation of Term SOFR Loans for a new Interest Period, as follows: (i) The requested date of the proposed continuation is _______________, 20__ (the “Continuation Date”); (ii) The aggregate amount of the Term SOFR Loans subject to such continuation is $__________________; (iii) The duration of the selected Interest Period for the Term SOFR Loans which are the subject of such continuation is: _____________ [select duration of applicable Interest Period]; Borrower Representative, on behalf of Borrowers, hereby ratifies and reaffirms all of Borrowers' liabilities and obligations under the Loan Documents and certifies that no Default or Event of Default exists on the date hereof. Borrower Representative has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized representative as of the date first set forth above. ALPHA METALLURGICAL RESOURCES, INC., on behalf of Borrowers in its capacity as Borrower Representative pursuant to Section 4.3 of the Credit Agreement By: Name: Title:

EXHIBIT E FORM OF BORROWING BASE CERTIFICATE See Attached.

10274162.v2 Alpha Metallurgical Resources, Inc. Borrowing Base Certificate Period ending [________]. [________] REGIONS BANK, as Administrative Agent 1180 West Peachtree Street NW Suite 1000 Atlanta, Georgia 30309 This certificate is given pursuant to Section 8.6(a) of the Credit Agreement, dated as of October 27, 2023 (as the same may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the "Credit Agreement"), by and among, inter alias, the Borrowers party thereto, Guarantors party thereto, the Lenders and L/C Issuers party thereto from time to time and Regions Bank, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement. The undersigned, being a Responsible Officer of the Company, hereby certifies, in such capacity and not in any individual capacity, that: (a) attached hereto as Exhibit A is a schedule of the Borrowing Base of the Borrowers as of the above date and the calculations made with respect thereto, and such attached information is true, complete and correct in all material respects as of the close of business on the period ending set forth above; (b) based on the schedule attached hereto as Exhibit A, the Net Excess Availability of the Borrowing Base as of such date is: $[________] (c) that all Royalty payments and Production Payments due and owing during the previous Fiscal Month with respect to any Mine or other Material Leased Real Estate have been paid, unless the same are being Properly Contested; to the extent any such payments are past due, they are further listed and described here: (d) that all sums due and owing during the previous Fiscal Month pursuant to (A) any excise and Severance Taxes, (B) Joint Venture arrangements, including relating to DTA, (C) railroad arrangements, including with CSX and Norfolk Southern, (D) bonding arrangements and (E) reclamation arrangements, in each case, that the foregoing have been paid or otherwise disclosing which of the foregoing have not been paid and whether such unpaid amounts are being Properly Contested as further described here: (e) attached hereto as Exhibit B is a list of all new Liens granted in favor of any surety on any Collateral that have been entered into by any Loan Party since the delivery of the last Borrowing Base Certificate. 1 [SIGNATURE PAGES FOLLOW] 1 Note: Concurrently with delivery of this certificate, Borrowers shall attach or provide, as applicable, the documents, notices and other deliverables described in Section 8.6(a) and Section 8.6(j)(ix) of the Credit Agreement.

[Signature Page to Borrowing Base Certificate] IN WITNESS WHEREOF, the Borrowers have caused this certificate to be executed and delivered by a duly authorized officer on the date first written above. BORROWERS: ALPHA METALLURGICAL RESOURCES, INC., as “Borrower Representative” and as a “Borrower” By: _____________________________________ Name: Title: ALPHA NATURAL RESOURCES HOLDINGS, INC. By: _____________________________ Name: Title: ALPHA METALLURGICAL COAL SALES, LLC ARACOMA COAL COMPANY, LLC BLACK CASTLE MINING COMPANY, LLC DICKENSON-RUSSELL CONTURA, LLC ELK RUN COAL COMPANY, LLC KINGSTON MINING, INC. MARFORK COAL COMPANY, LLC NICHOLAS CONTURA, LLC PARAMONT CONTURA, LLC REPUBLIC ENERGY, LLC SPARTAN MINING COMPANY, LLC By: _____________________________ Name: Title: ALPHA METALLURGICAL RESOURCES, LLC By: _____________________________ Name: Title:

EXHIBIT A TO BORROWING BASE CERTIFICATE BORROWING BASE CALCULATIONS , [1] the lesser of (i) 85% of the NOLV Percentage of Eligible Inventory (as determined by reference to the most recent Qualified Appraisal) and (ii) 85% of the Inventory Value of Eligible Inventory ALPHA METALLURGICAL BORROWING BASE RECAP As of [September 30, 2023] Advance Segment Gross Eligible Rate Available Billed accounts receivable with support - - 90% - Billed accounts receivable without support - - 85% - Unbilled accounts receivable - - 75% - Total accounts receivable -$ -$ -$ Raw Alpha coal inventory - - [__]%1 - Clean Alpha coal inventory - - [__]% - Total coal inventory -$ -$ [__]% -$ Gross collateral -$ -$ -$ Reserves -$ Net available -$ Inventory cap adjustment (Max 50%) -$ Available after cap adjustment -$ Facility Available (Max $155mm) -$ Facility usage - Direct borrowings -$ Letters of credit -$ Total usage -$ Borrowing Base Qualified Cash -$ Excess availability -$

EXHIBIT B TO BORROWING BASE CERTIFICATE LIST OF NEW OF SURETY ARRANGEMENTS [None.]

- 1 - EXHIBIT F FORM OF COMPLIANCE CERTIFICATE [Letterhead of Borrower Representative] __________________, 20__ Regions Bank, as Administrative Agent 1180 West Peachtree Street NW Suite 1000 Atlanta, GA 30309 Attn: Alpha Metallurgical ABL Loan Administration The undersigned, a Responsible Officer of ALPHA METALLURGICAL RESOURCES, INC.B, a Delaware corporation (the “Company”), as Borrower Representative on behalf of the Borrowers (as defined herein), gives this Compliance Certificate (this “Certificate”) to REGIONS BANK, an Alabama bank, in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacities, “Administrative Agent”, “Collateral Agent” or “Agent”), in accordance with the requirements of Section 8.6 of that certain Credit Agreement dated as of October 27, 2023 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto from time to time as “Borrowers” (collectively with the Company, “Borrowers”), the other Credit Parties (as defined therein) party thereto from time to time, the financial institutions party thereto from time to time in their capacities as lenders (collectively, the “Lenders”), Regions Bank, in its capacities as a Lender, as Swing Line Lender (as defined therein) and as LC Issuer (as defined therein), and Agent Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement. 1. Attached hereto as Exhibit “A” and by reference made part hereof are the Consolidated balance sheet and related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows and statement of shareholders' equity for such period of the Tested Companies for the Fiscal [Year][Quarter] ending __________________, 20___ and the other reports required by Section 8.6[(b)][(c)] of the Credit Agreement. Such financial statements and other reports are true and correct and fairly present, in all material respects, the consolidated financial condition and results of operations of the Tested Companies for the period presented and such financial statements were prepared in accordance with GAAP (except, with respect to statements delivered for any Fiscal Quarter, the absence of footnotes and subject to normal year-end adjustments). 2. No Default or Event of Default exists on the date hereof, other than: __________________________________________________________________ [if none, so state][if a Default or an Event of Default exists, state Credit Parties’ intention with respect thereto]. 3. Attached hereto as Exhibit “B” and by reference made part hereof is a list of the following: (i) all Permitted Acquisitions, (ii) Permitted Asset Dispositions made pursuant to clause (u) of the definition of “Permitted Asset Disposition” and (iii) Investments in excess of $25,000,000 made pursuant to Section 9.4(q), Section 9.4(u) or Section 9.4(z), in each case, made during the previous Fiscal Quarter as required by Section 8.6(l) of the Credit Agreement, each of which Borrower Representative hereby confirms satisfied the Payment Conditions at the time of such transaction and immediately after giving effect thereto, together with the total amount for each of the foregoing categories.

- 2 - 4. The Liquidity of Borrowers as of _________ ___, 20___ is $ _______________ which is [in compliance] [not in compliance] with the Credit Agreement. 5. Attached hereto as Exhibit “C” and by reference made part hereof is a schedule showing the calculations that support Borrowers’ [compliance][non-compliance] with the financial covenant described hereinabove. 6. Attached hereto as Exhibit “D” and by reference made part hereof is a list showing the updates required by the Security Agreement, including updates to Schedules 1 and 2 to the Security Agreement and a list of any new Deposit Accounts, Commercial Tort Claims, Chattel Paper, Promissory Notes and other Instruments or Electronic Chattel Paper, Letter of Credit Rights, or Investment Property. Very truly yours, _______________________________ Responsible Officer

EXHIBIT A TO COMPLIANCE CERTIFICATE Financial Statements

EXHIBIT B TO COMPLIANCE CERTIFICATE Certain Transactions

EXHIBIT C TO COMPLIANCE CERTIFICATE Financial Covenant

- 1 - EXHIBIT D TO COMPLIANCE CERTIFICATE Updates to Security Agreement Updates to Schedule 1 to Security Agreement – Additional Collateral and Perfection Information Updates to Schedule 2 to Security Agreement – Permitted Locations Deposit Accounts Commercial Tort Claim in excess of $3,000,000 Interest in Chattel Paper in excess of $3,000,000 Promissory notes and other Instruments evidence Indebtedness in excess of $3,000,000 Electronic Chattel Paper in excess of $3,000,000 Letter of Credit Rights in excess of $3,000,000 Investment Property

- 1 - EXHIBIT G FORM OF JOINDER AGREEMENT [NEW BORROWER] [NOTE: ADAPT AS NECESSARY TO ADD A NEW CREDIT PARTY; E.G., CHANGE “NEW BORROWER’ TO “NEW GUARANTOR” ETC.] THIS JOINDER AGREEMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Agreement”) is made and entered into as of _____________ ____, 20___, by and among ________________, a ______________ (“New Borrower”), ALPHA METALLURGICAL RESOURCES, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries party to the Credit Agreement as “Borrowers” (collectively with the Company, “Existing Borrowers”; Existing Borrowers and New Borrower, collectively, “Borrowers” and each, individually, a “Borrower”), and REGIONS BANK, an Alabama bank (“Regions Bank”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, “Administrative Agent”, “Collateral Agent” or “Agent”), for various financial institutions (the “Lenders”). Recitals: Agent, Lenders, Existing Borrowers, the other Credit Parties party thereto from time to time, and Regions Bank in its capacities as a Lender, Swing Line Lender (as defined therein) and LC Issuer (as defined therein) are parties to that certain Credit Agreement dated as of October 27, 2023 (as at any time amended, restated, supplemented or otherwise modified the “Credit Agreement”), pursuant to which Lenders have made certain Loans and Letter of Credit accommodations to or for the benefit of Existing Borrowers. Existing Borrowers have requested that New Borrower become a Borrower under the Credit Agreement and the other Loan Documents, and as a condition to Lenders’ willingness to make loans or otherwise extend credit or other financial accommodations from time to time based on the assets of New Borrower under the Credit Agreement, New Borrower has agreed to execute this Agreement in order to become a Borrower under the Credit Agreement and the other Loan Documents. NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Administrative Agent and Borrowers agree as follows: 1. Definitions; Certain Matters of Construction. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement or, as applicable, the Security Agreement. The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to any of the Loan Documents shall include any and all amendments or modifications thereto and any and all restatements, extensions or renewals thereof. Wherever the phrase “including” shall appear in this Agreement, such word shall be understood to mean “including, without limitation.” 2. Addition of New Borrower as a Borrower. By its execution and delivery of this Agreement, New Borrower (a) acknowledges and agrees that, as of the Agreement Effective Date (as hereinafter defined), it is a “Borrower” and a “Credit Party” under the Credit Agreement, the Security Agreement and the other Loan Documents with the same force and effect as if originally named therein as a “Borrower” or a “Credit Party” therein; (b) covenants with Administrative Agent that it will observe and

- 2 - perform the terms and provisions of the Credit Agreement and the other Loan Documents to the same extent as if it were an original party thereto, and (c) confirms that it has received a copy of the Credit Agreement, the Security Agreement and the other Loan Documents, each as in effect on the date hereof, including of any amendments or modifications thereto, and is satisfied therewith. The parties hereto agree that each reference in the Credit Agreement, the Security Agreement and the other Loan Documents to “Borrower” or “Credit Party” (or terms of similar import) shall be deemed to include New Borrower. 3. Joint and Several Liability; Borrowers’ Representative. New Borrower acknowledges that it has requested Lenders to extend financial accommodations to it and to Existing Borrowers on a combined basis in accordance with the provisions of the Credit Agreement, as hereby amended. In accordance with the terms of the Credit Agreement, New Borrower acknowledges and agrees that, as of the Agreement Effective Date, it shall be jointly and severally liable in its capacity as a Borrower for any and all Loans and other Obligations heretofore or hereafter made or extended by Lenders to any and all of Borrowers and for all interest, fees and other charges payable in connection therewith. New Borrower hereby appoints and designates the Borrower Representative as the representative and Administrative Agent of New Borrower for all purposes, including requesting borrowings and receiving accounts statements and other notices and communications to it from Administrative Agent and Lenders. 4. Grant of Security Interest. (a) Without limiting the generality of the provisions of Section 2 above, but in supplement thereof, to secure the full and final payment and performance of all Obligations, New Borrower hereby grants to Administrative Agent, for the benefit of Secured Parties, a continuing security interest in and to, and Lien upon, all of the following types, items and kinds of Property of New Borrower, all whether now owned or hereafter existing, created, acquired or arising, whether tangible or intangible, and wherever located (collectively, the “Collateral”): (i) all Equipment, Inventory, Fixtures, and other Goods; (ii) all Accounts; (iii) all Deposit Accounts, Securities Accounts, and Commodities Accounts together with all amounts and other Property at any time on deposit in any Deposit Account, Securities Account or Commodities Account or evidenced thereby; (iv) all General Intangibles (including all Payment Intangibles), (v) all Investment Property and Financial Assets; (vi) all license rights, patents, trademarks, trade names, copyrights, and other Intellectual Property, (vii) all Commercial Tort Claims, including those set forth in Schedule 8.17 of the Credit Agreement; (viii) all Chattel Paper (including Electronic Chattel Paper), (ix) all insurance proceeds, contract rights, hedge agreements, Documents, Instruments, indemnification rights, tax refunds and cash;

- 3 - (x) all present and future contracts, agreements, arrangements, or understandings for the sale, supply, provision or disposition of any coal or related materials or minerals, or relating to the mining, drilling or recovery of coal, mineral or gas reserves for the benefit of any Credit Party (including all contract mining, drilling or recovery agreements and arrangements); and all coal, natural gas, coalbed methane gas and other minerals severed or extracted from the ground, including all As-Extracted Collateral (specifically including As-Extracted Collateral from each Credit Party’s present and future operations regardless of whether such mineral or gas interests are presently owned or hereafter acquired by such Credit Party), and all severed or extracted coal, natural gas and coalbed methane gas purchased, acquired or obtained from other parties) and proceeds thereof; (xi) all present and future shares of Equity Interests in each of its present and future Subsidiaries, subject to Section 3(b) of the Security Agreement; (xii) all Letter-of-Credit Rights, all Supporting Obligations, all Accessions to, substitutions for, and all replacements, products, and cash Proceeds and non-cash Proceeds of the foregoing, including Proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage, or destruction of any Collateral; (xiii) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and computer records) pertaining to any of the foregoing; and (xiv) all other present and future personal property and assets of each Credit Party not otherwise described hereinabove, whether now or hereafter existing, and wherever located; provided, that notwithstanding the foregoing, the Collateral shall not include Excluded Collateral. 5. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents. 6. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower) and that the security interests and Liens granted by each Borrower in favor of Administrative Agent are duly perfected, first priority security interests and Liens. 7. Representations and Warranties. To induce Administrative Agent to enter into this Agreement, each Borrower hereby makes the following representations and warranties to Administrative Agent, which representations and warranties shall survive the delivery of this Agreement and the making of additional Loans under the Credit Agreement as amended hereby: (a) Authorization of Agreements. Such Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Agreement and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed

- 4 - and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms; (b) Compliance of Agreements with Laws. The execution, delivery and performance by such Borrower of this Agreement and each other agreement contemplated hereby to which it is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by laws or other constituent or entity documents or any shareholders' or members' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than Liens in favor of Administrative Agent; (c) Schedules. The Schedules attached hereto contain true, accurate and complete information with respect to New Borrower and the matters addressed in the Schedules to the Credit Agreement, including, without limitation, the matters represented and warranted by Borrowers pursuant to Section 8 of the Credit Agreement, and the Schedules attached hereto shall be deemed to supplement and be a part of the Schedules to the Credit Agreement; (d) No Defaults. After giving effect to this Agreement and to the updated Schedules attached hereto, no Default or Event of Default exists on the date hereof and all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct on and as of the date hereof; and (e) Borrowers. After giving effect to this Agreement, each Person that is a Subsidiary of any Existing Borrower is a party to the Credit Agreement as a “Borrower.” 8. Additional Covenants. To induce Administrative Agent to enter into this Agreement, each Borrower covenants and agrees to deliver to Administrative Agent, on or before the date hereof, each of the following documents, in form and substance satisfactory to Administrative Agent: (a) Evidence of Perfection and Priority of Liens. Copies of all filing receipts or acknowledgments to evidence any filing or recordation necessary to perfect the Liens of Administrative Agent in the Collateral of Borrowers and evidence in form satisfactory to Administrative Agent that such Liens constitute valid and perfected security interests and Liens, and that there are no other Liens upon any Collateral except for Permitted Liens; (b) Organization Documents; Resolutions. Copies of the certificate or articles of incorporation or organization, certified by the Secretary of State or other appropriate officials of New Borrower's state of incorporation, and copies of the by-laws or similar agreement or instrument governing the operation of New Borrower, and all amendments thereto, and certified copies of resolutions of New

- 5 - Borrower's board of directors, duly authorizing and empowering New Borrower to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party; (c) Good Standing Certificates. Good standing certificates for New Borrower, issued by the Secretary of State or other appropriate official of New Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of New Borrower's business activities or ownership of its property necessitates qualification; (d) Opinion Letters. The favorable, written opinions of counsel to New Borrower as to the due organization, valid existence, legal name, good standing and qualification as a foreign corporation of New Borrower, the number of issued and outstanding equity interests of New Borrower, the due authorization, execution and delivery of this Agreement and the other Loan Documents contemplated hereby to be delivered in connection herewith, the enforceability of this Agreement and the Credit Agreement as amended hereby and such other Loan Documents, and such other matters as Administrative Agent or its counsel may reasonably request; (e) Other Documents. Such other joinders, agreements, documents and instruments as Administrative Agent may reasonably request. 9. References to Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. 10. Breach of Agreement. This Agreement shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default. 11. Effectiveness of Agreement. The provisions of this Agreement shall become effective as of the date hereof on the first date (the “Agreement Effective Date”) on which Administrative Agent shall have received in form and substance satisfactory to Administrative Agent: (a) at least two counterparts of this Agreement, duly executed and delivered by Borrowers, and (b) the updated Schedules to be attached hereto by New Borrower. 12. Expenses of Administrative Agent. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including the costs and fees of Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby. 13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. 14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 15. No Novation, etc. Except as otherwise expressly provided in this Agreement, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

- 6 - 16. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 17. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto. 18. Entire Agreement; Schedules. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Each of the Schedules attached hereto is incorporated into this Agreement and by this reference made a part hereof. 19. Further Assurances. Each Borrower agrees to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby. 20. Section Titles. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. 21. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Agreement. [Remainder of page intentionally left blank; signatures begin on following page.]

Joinder Agreement (Alpha Metallurgical) IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written. NEW BORROWER: [____________________________] By: Name: Title: [Signatures continue on following page.]

Joinder Agreement (Alpha Metallurgical) EXISTING BORROWERS: ____________________________ By: Name: Title:

Joinder Agreement (Alpha Metallurgical) REGIONS BANK, as Administrative Agent By: Name: Title:

SCHEDULES TO Joinder Agreement See attached.

- 1 - EXHIBIT H FORM OF SECURED PARTY DESIGNATION NOTICE Date: _________, _____ To: Regions Bank, as Administrative Agent Ladies and Gentlemen: THIS SECURED PARTY DESIGNATION NOTICE is made by _______________________, a ______________ (the “Designor”), to Regions Bank, as Administrative Agent under that certain Credit Agreement referenced below (together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement. W I T N E S S E T H : WHEREAS, ALPHA METALLURGICAL RESOURCES, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries party thereto as “Borrowers” (together with the Company, collectively, the “Borrowers” and each, individually, a “Borrower”), the other Credit Parties identified therein, the Lenders identified therein, and Regions Bank, as Administrative Agent and Collateral Agent have entered into that certain Credit Agreement, dated as of October 27, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which certain loans and financial accommodations have been made, or have been committed to be made, to the Borrowers; and WHEREAS, the Designated Bank Product Provider is a Lender or an Affiliate of a Lender and in such capacity as a Bank Product Provider is delivering this Secured Party Designation Notice to the Administrative Agent in accordance with Section 12.13 of the Credit Agreement; 1. Designation. The Designated Bank Product Provider hereby designates the Bank Product Obligations described on Schedule 1 hereto as entitled to be secured by the Collateral, setting forth therein its good faith determination of the estimated maximum amount thereof to be created or incurred (which such Bank Product Provider may increase or decrease in respect of such Bank Product by subsequent Secured Party Designation Notice), and hereby represents and warrants to the Administrative Agent that such Bank Product Obligations satisfy all the requirements under the Credit Agreement to be so designated. By executing and delivering this Secured Party Designation Notice, the Designated Bank Product Provider hereby agrees to be bound by all of the provisions of the Credit Agreement and the other Loan Documents which are applicable to it as a Bank Product Provider, including, without limitation, Section 13.13 of the Credit Agreement, and hereby (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents and such other documents and information as it has deemed appropriate to make its own decision to issue this Secured Party Designation Notice, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, and (c) agrees that it is bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank Product Provider.

WITNESS our hand as of the date first above written. [BANK PRODUCT PROVIDER] By:_____________________ Name:__________________ Title:___________________

SCHEDULE I [Describe the Bank Product Obligations, and include a specification of the estimated maximum amount thereof to be created or incurred]

  2  Schedule 1.1(b) Guarantors Alpha Metallurgical Resources, Inc. Alpha Metallurgical Resources, LLC Alpha Metallurgical Coal Sales, LLC Alpha Natural Resources Holdings, Inc. Aracoma Coal Company, LLC Black Castle Mining Company, LLC Dickenson-Russell Contura, LLC Elk Run Coal Company, LLC Kingston Mining, Inc. Marfork Coal Company, LLC Nicholas Contura, LLC Paramont Contura, LLC Republic Energy, LLC Spartan Mining Company, LLC Alex Energy, LLC Alpha American Coal Company, LLC Alpha American Coal Holding, LLC Alpha Appalachia Holdings, LLC Alpha Appalachia Services, LLC Alpha Coal Sales Co., LLC Alpha European Marketing, LLC Alpha European Sales, LLC Alpha India, LLC Alpha Land and Reserves, LLC Alpha Metallurgical Services, LLC Alpha Metallurgical Terminal, LLC Alpha Natural Resources International, LLC Alpha Natural Resources, LLC Alpha Natural Resources Services, LLC ANR, Inc. Appalachia Coal Sales Company, LLC Appalachia Holding Company, LLC Bandmill Coal LLC Barbara Holdings Inc. Barnabus Land Company Belfry Coal Corporation Black King Mine Development Co. Boone East Development Co., LLC Brooks Run South Mining, LLC Clear Fork Coal Company Contura CAPP Land, LLC Contura Freeport, LLC Delbarton Mining Company, LLC Enterprise Mining Company, LLC Foundation Royalty Company Goals Coal Company Highland Mining Company

  3  Independence Coal Company, LLC Jacks Branch Coal Company Kanawha Energy Company, LLC Kepler Processing Company, LLC Knox Creek Coal Corporation Laxare, Inc. Litwar Processing Company, LLC Logan I, LLC Logan III, LLC Lynn Branch Coal Company, Inc. Martin County Coal, LLC Maxxim Rebuild Co., LLC Maxxim Shared Services, LLC Mountain Empire Land & Conservation, LLC Nicewonder Contracting, Inc. Old ANR, LLC Omar Mining Company, LLC Performance Coal Company, LLC Pioneer Fuel Corporation Power Mountain Contura, LLC Premium Energy, LLC Rawl Sales & Processing Co., LLC Riverside Energy Company, LLC Road Fork Development Company, LLC Rostraver Energy Company Rum Creek Coal Sales, Inc. Sidney Coal Company, LLC Trace Creek Coal Company Wabash Mine Holding Company

  4  Schedule 1.1(c) Immaterial Restricted Subsidiaries Alpha American Coal Company, LLC Alpha American Coal Holding, LLC Alpha Appalachia Holdings, LLC Alpha Coal Sales Co., LLC Alpha European Marketing, LLC Alpha European Sales, LLC Alpha India, LLC Alpha Natural Resources International, LLC Appalachia Holding Company, LLC Barbara Holdings Inc. Belfry Coal Corporation Clear Fork Coal Company Contura Freeport, LLC Enterprise Mining Company, LLC Independence Coal Company, LLC Jacks Branch Coal Company Kanawha Energy Company, LLC Knox Creek Coal Corporation Logan I, LLC Logan III, LLC Lynn Branch Coal Company, Inc. Martin County Coal, LLC Nicewonder Contracting, Inc. Old ANR, LLC Omar Mining Company, LLC Performance Coal Company, LLC Premium Energy, LLC Rawl Sales & Processing Co., LLC Road Fork Development Company, LLC Rostraver Energy Company Trace Creek Coal Company Wabash Mine Holding Company

  5  Schedule 1.1(d) Reserve Areas1

6

  14  Schedule 7.7 Real Estate Material Owned Real Property

  15

  16  Material Prep Plants (Owned Properties) Material Leased Real Property

  17

18

  19  Material Prep Plants (Leased Properties)

    Schedule 7.16 Litigation (a) None (b) None

    Schedule 7.17 Restrictive Agreements None

    Schedule 7.23 Environmental Matters (a) None (b) None (c) None (d) None (e) None

    Schedule 9.1 Existing Debt

    Schedule 9.4(x) Existing Joint Ventures 1. Dominion Terminal Associates LLP – Alpha Metallurgical Terminal, LLC owns 65% of Dominion Terminal Associates, a Virginia limited liability partnership; 2. Marshall Land LLC – Appalachia Coal Sales Company, LLC owns 50% of Marshall Land LLC, a West Virginia limited liability company.

    Schedule 9.9 Affiliate Transactions None 087598.0000037 DMS 303820025v10